    As filed with the Securities and Exchange Commission on November 16, 2005

                                    Securities Act Registration No.
                                                                    ------------


                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No.                Post-effective Amendment No.
                            --------                                    --------
                        (Check appropriate box or boxes)

                                AIM GROWTH SERIES
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               11 Greenway Plaza, Suite 100, Houston, Texas 77046
               --------------------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:    Copy to:

PETER A. DAVIDSON, ESQUIRE                MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                         1735 Market Street
Suite 100                                 51st Floor
Houston, TX 77046                         Philadelphia, PA 19103

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     It is proposed that this Registration Statement will become effective on December 16, 2005, pursuant to Rule 488.

     The titles of the securities being registered are Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of AIM Small Cap Growth Fund. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

(AIM LOGO)

                         AIM SMALL COMPANY GROWTH FUND,
                         A PORTFOLIO OF AIM STOCK FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                                                January __, 2006

Dear Shareholder:

         We are seeking your approval of an Agreement and Plan of Reorganization (the "Agreement") that provides for the sale of the assets of AIM Small Company Growth Fund (the "Fund") to AIM Small Cap Growth Fund ("Buying Fund"). This transaction will result in the combination of the two funds. You will receive shares of Buying Fund in connection with the transaction if shareholders approve it.

         A I M Advisors, Inc. ("AIM"), the investment advisor to the AIM Funds, conducted a review of the funds and concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AIM recommended, and your Board of Trustees approved, for consolidation. The attached Proxy Statement and Prospectus seeks your approval of the consolidation of your Fund with Buying Fund.

         The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

         After careful consideration, the Board of Trustees of AIM Stock Funds has approved the Agreement and proposed combination. They recommend that you vote FOR the proposal.

         Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of
time, you may receive a telephone call from our proxy solicitor, [           ],
reminding you to vote.

Sincerely,

/s/ Robert H. Graham

Robert H. Graham
President

                         AIM SMALL COMPANY GROWTH FUND,
                         A PORTFOLIO OF AIM STOCK FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 28, 2006

         We cordially invite you to attend our Special Meeting of Shareholders to:

     1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of AIM Small Company Growth Fund (the "Fund"), an investment portfolio of AIM Stock Funds ("Trust"), will be transferred to AIM Small Cap Growth Fund ("Buying Fund"), an investment portfolio of AIM Growth Series ("Buyer"). Buying Fund will assume the liabilities of the Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

     2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 28, 2006 at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on December 2, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

/s/ Kevin M. Carome

Kevin M. Carome
Secretary

January    , 2006

AIM SMALL COMPANY GROWTH FUND,                       AIM SMALL CAP GROWTH FUND,
       A PORTFOLIO OF                                     A PORTFOLIO OF
      AIM STOCK FUNDS                                    AIM GROWTH SERIES
11 GREENWAY PLAZA, SUITE 100                        11 GREENWAY PLAZA, SUITE 100
 HOUSTON, TEXAS 77046-1173                           HOUSTON, TEXAS 77046-1173
     (800) 347-4246                                       (800) 347-4246


                     COMBINED PROXY STATEMENT AND PROSPECTUS
                                JANUARY ___, 2006

         This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of AIM Small Company Growth Fund. The Special Meeting will be held on February 28, 2006 at 3:00 p.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about January __, 2006 to all shareholders entitled to vote at the Special Meeting.

         At the Special Meeting, we are asking shareholders of AIM Small Company Growth Fund (your "Fund") to consider and approve an Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund, an investment portfolio of AIM Stock Funds ("Trust"), with AIM Small Cap Growth Fund ("Buying Fund"), an investment portfolio of AIM Growth Series ("Buyer") (the "Reorganization").

         Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

         The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

         The Board of Trustees of Trust (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

         Trust and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Trust and Buying Fund is a series of Buyer. A I M Advisors, Inc. ("AIM") serves as the investment advisor to both your Fund and Buying Fund. AIM is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

         Your Fund and Buying Fund have identical investment objectives. Both your Fund and Buying Fund seek long-term growth of capital. See "Comparison of Investment Objectives and Principal Strategies."

         This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

         The Prospectus of your Fund dated October 25, 2005, together with the related Statement of Additional Information dated October 25, 2005, and the Prospectus for your Fund's Institutional Class shares dated October 25, 2005 (collectively, the "Selling Fund Prospectuses"), are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectuses are incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated December 14, 2005, (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated December 14, 2005, and the Statement of Additional Information relating to the Reorganization dated January ___, 2006, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated January ___, 2006, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust and Buyer.

         Copies of the Prospectuses of Buying Fund and your Fund and the related Statements of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

         Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semi-annual report succeeding the annual report, if any. If you have not received such reports or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Such reports will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               -----
INTRODUCTION......................................................................................................1
SUMMARY...........................................................................................................2
         The Reorganization.......................................................................................3
         Comparison of Investment Objectives and Principal Strategies.............................................4
         Comparison of Performance................................................................................4
         Comparison of Fees and Expenses..........................................................................4
         Comparison of Multiple Class Structures..................................................................4
         Comparison of Sales Charges..............................................................................4
         Comparison of Distribution and Purchase and Redemption Procedures........................................4
         The Board's Recommendation...............................................................................4
RISK FACTORS......................................................................................................4
         Risks Associated with Buying Fund........................................................................4
         Comparison of Risks of Buying Fund and Your Fund.........................................................4
INFORMATION ABOUT BUYING FUND.....................................................................................4
         Description of Buying Fund Shares........................................................................4
         Management's Discussion of Fund Performance..............................................................4
         Financial Highlights.....................................................................................4
ADDITIONAL INFORMATION ABOUT THE AGREEMENT........................................................................4
         Terms of the Reorganization..............................................................................4
         The Reorganization.......................................................................................4
         Board Considerations.....................................................................................4
         Other Terms..............................................................................................4
         Federal Income Tax Consequences..........................................................................4
         Accounting Treatment.....................................................................................4
RIGHTS OF SHAREHOLDERS............................................................................................4
CAPITALIZATION....................................................................................................4
LEGAL MATTERS.....................................................................................................4
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND............................................................4
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.....................................................4
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING..................................................................4
         Proxy Statement/Prospectus...............................................................................4
         Time and Place of Special Meeting........................................................................4
         Voting in Person.........................................................................................4
         Voting by Proxy..........................................................................................4
         Voting by Telephone or the Internet......................................................................4
         Quorum Requirement and Adjournment.......................................................................4
         Vote Necessary to Approve the Agreement..................................................................4
         Proxy Solicitation.......................................................................................4
         Other Matters............................................................................................4
         Ownership of Shares......................................................................................4


EXHIBIT A.........................Classes of Shares of Your Fund and Corresponding Classes of Shares of Buying Fund
EXHIBIT B....................................................Comparison of Performance of Your Fund and Buying Fund
EXHIBIT C.................................................................Comparison Fee Table and Expense Examples
EXHIBIT D..............................................Shares Outstanding of Each Class of Your Fund on Record Date
EXHIBIT E..........................................................................Ownership of Shares of Your Fund
EXHIBIT F........................................................................Ownership of Shares of Buying Fund

APPENDIX I ...................................................................Agreement and Plan of Reorganization
APPENDIX II ..............................................................................Prospectus of Buying Fund
APPENDIX III ..............................................................Discussion of Performance of Buying Fund

         THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(k), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS. ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AND MYAIM.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

          No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

         During 2003 and 2004, AMVESCAP, the parent company of AIM, undertook an integration initiative with respect to its United States mutual fund operations. Among other things, AMVESCAP's integration initiative included the establishment of a single distributor for all AMVESCAP U.S. mutual funds, the integration of back office support for AMVESCAP's U.S. mutual funds, the allocation of primary responsibility for investment advisory, administrative, accounting, and legal and compliance services for all of AMVESCAP's U.S. mutual funds to AIM and streamlining the various mutual funds offered by AMVESCAP's subsidiaries in the U.S.

         Since completion of the AMVESCAP integration initiative, AIM has undertaken an extensive review of its U.S. mutual fund offerings and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies. The Reorganization is one of a number of fund reorganizations AIM is proposing as a result of this review process. AIM believes that the shareholders of your Fund will benefit from the proposed Reorganization because the combination of the funds will allow Buying Fund the best available opportunities for investment management and potential economies of scale.

                                     SUMMARY

         The Board, including the independent trustees, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. Your Fund and Buying Fund have identical investment objectives and utilize similar investment strategies. The Board believes that the combined fund should have greater market presence and may achieve greater operating efficiencies because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund. In addition, the total annual operating expenses of the combined fund are expected to be lower than your Fund's current total annual operating expenses. For additional information concerning the factors the Board of Trustees considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

         The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

         The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Trust, a Delaware statutory trust. Buying Fund is a series of Buyer, also a Delaware statutory trust.

         If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

         The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

         Trust and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

         No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

         Your Fund and Buying Fund have identical investment objectives and invest in similar types of securities. Both your Fund and Buying Fund seek long-term growth of capital and normally invest at least 80% of their net assets in small-capitalization companies.

         The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

               AIM SMALL COMPANY GROWTH FUND                                AIM SMALL CAP GROWTH FUND
                        (YOUR FUND)                                               (BUYING FUND)
------------------------------------------------------------- ------------------------------------------------------
                                                  INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------------------------------------------
o       Long-term growth of capital                            o        Long-term growth of capital
--------------------------------------------------------------------------------------------------------------------
                                                  INVESTMENT STRATEGIES

--------------------------------------------------------------------------------------------------------------------
o       Invests at least 80% of its net assets in              o        Invests at least 80% of its net assets in
        securities of small-capitalization companies.                   securities of small-capitalization companies.
--------------------------------------------------------------------------------------------------------------------
o       The advisor actively manages the fund in the           o        In complying with the 80% investment requirement,
        growth style focusing on small cap growth                       the fund may invest primarily in marketable equity
        companies with high growth potential as                         securities, including convertible securities, but its
        demonstrated by quantitative and qualitative                    investments may include other securities, such as
        analysis.                                                       synthetic instruments.

o The adviser selects stocks for the fund based on an analysis of individual companies, focusing on company fundamentals and growth prospects. The advisor uses a three-step process that includes quantitative, fundamental and evaluation analysis.
        The proprietary quantitative models and screening tools reduce an investment universe of thousands of companies down to a more manageable list of investment candidates. The fundamental research includes careful financial statement analysis and meetings with company management teams to define a company's key drivers of success and to access its durability. The goal is to ascertain the level, quality and duration of a Company's growth prospects, and to gain confidence in the management team. The valuation analysis assesses the degree to which expected future growth is discounted in the stock price. The adviser also carefully scrutinizes the risks/reward of each holding to ensure a continued fit in the fund. The stock that successfully passes this selection process is a viable candidate for the fund's portfolio.

--------------------------------------------------------------------------------------------------------------------

               AIM SMALL COMPANY GROWTH FUND                                AIM SMALL CAP GROWTH FUND
                        (YOUR FUND)                                               (BUYING FUND)
------------------------------------------------------------- ------------------------------------------------------
o        No corresponding strategy                            o    The fund may also invest up to 20% of its
                                                                   assets in equity securities of issuers that
                                                                   have market capitalizations, at the time of
                                                                   purchase, in other market capitalization
                                                                   ranges, and in investment-grade non-convertible
                                                                   debt securities, U.S. government securities and
                                                                   high-quality money market instruments.
--------------------------------------------------------------------------------------------------------------------
o        May invest up to 25% of its total assets in          o    May invest up to 25% of its total assets in
         securities of non-U.S. issuers.                           foreign securities.
--------------------------------------------------------------------------------------------------------------------


COMPARISON OF PERFORMANCE

         A bar chart showing the annual total returns for calendar years ended December 31, for Investor Class shares of your Fund and for Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

         A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund, as of July 31, 2005, and Buying Fund, as of December 31, 2004, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios, based on historical data at a specified date and related projected data for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of December 31, 2004 as part of Exhibit C.

         Based on the combined assets of the two funds, the advisory fee schedule of your Fund would result in lower effective fee rates than the advisory fee schedule of Buying Fund. However, because the effective advisory fee rate and the pro forma total net expense ratio of the combined fund are lower than that of your Fund at your Fund's current asset levels, your Fund's Board of Trustees determined that it is appropriate for the combined fund to adopt the higher advisory fee schedule of Buying Fund.

         Therefore, effective on the closing of the Reorganization, the current advisory fee schedule applicable to Buying Fund will remain in effect for the combined fund, as follows:

                               Annual Rate                                      Net Assets
                               -----------                                      ----------
                                  0.725%                                 First $500 million
                                  0.70%                                  Next $500 million
                                  0.675%                                 Next $500 million
                                  0.65%                                  Excess over $1.5 billion


         Because the investment advisory fee schedule applicable to Buying Fund after the Reorganization is higher than the investment advisory fee currently applicable to your Fund at certain asset levels, shareholders of your Fund must approve the Reorganization by a "1940 Act Majority." The 1940 Act Majority requirements are explained more fully below under "Vote Necessary to Approve the Agreement."

COMPARISON OF MULTIPLE CLASS STRUCTURES

         A comparison of the share classes of your Fund that are currently available to investors and the corresponding share class of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found at Exhibit A. For information regarding the features of each of the share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

         No sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemption of shares of Buying Fund received in connection with the Reorganization will be the same as the holding period of your shares immediately prior to the Reorganization.

         The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus and the related Statements of Additional Information.

                     CLASS A                          CLASS B                          CLASS C
         o    subject to an initial       o     not subject to an           o     not subject to an
              sales charge*                     initial sales charge              initial sales charge
         -------------------------------- --------------------------------- -------------------------------
         o    may be subject to a         o     subject to a CDSC on        o     subject to a CDSC on
              CDSC on redemptions made          certain redemptions               certain redemptions
              within 12 or 18 months
              from the date of certain
              purchases
         -------------------------------- --------------------------------- -------------------------------



                     CLASS R                       INVESTOR CLASS                INSTITUTIONAL CLASS
         o    not subject to an           o    not subject to an            o    not subject to an
              initial sales charge             initial sales charge              initial sales charge
         -------------------------------- --------------------------------- -------------------------------
         o    may be subject to a         o    not subject to a CDSC        o    not subject to a CDSC
              CDSC on redemptions made
              within 12 months from the
              date of certain purchases
         -------------------------------- --------------------------------- -------------------------------

 ----------------

* Your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and trustees and those of their investment advisor.

         The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions.

COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

         Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. Since March 2002, Buying Fund has been engaged in a limited offering of its shares that permits existing shareholders to continue to purchase shares of Buying Fund.

After the Reorganization, the combined fund will continue to be engaged in a limited offering of its shares, however, shareholders of your Fund will also be permitted to continue to purchase shares of the combined fund.

         Your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Distribution fees are payable to AIM Distributors for distribution services. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Each class of shares of Buying Fund will have the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

         The purchase and redemption procedures of your Fund and Buying Fund are substantially the same. For information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION

         The Board, including the independent trustees of your Fund, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

         The following is a discussion of the principal risks associated with Buying Fund.

         There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for Buying Fund to sell securities at a desirable price.

         Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

         An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

         The risks associated with an investment in your Fund are similar to those described above for Buying Fund because the two funds have identical investment objectives and similar investment strategies.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

         Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buyer. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares at the end of the month which is eight years after the date on which shares were purchased, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

         A discussion of the performance of Buying Fund taken from its semi-annual report to shareholders for the semi-annual period ended June 30, 2005 is set forth in Appendix III of this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

         For more information about Buying Fund's financial performance, see the financial highlights for Buying Fund in Appendix III attached to this Proxy Statement/Prospectus.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

         Consummation of the Reorganization (the "Closing") is expected to occur on March 27, 2006, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on March 24, 2006 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

         In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2005 and for the short taxable year beginning on August 1, 2005 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended July 31, 2005 and in such short taxable year (after reduction for any capital loss carryover).

         Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

         Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will redeem the outstanding shares of your Fund from shareholders in accordance with the applicable Agreement and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act.

BOARD CONSIDERATIONS

         AIM initially proposed that the Board consider the Reorganization at an in-person meeting of the Boards held on October 27, 2005, at which preliminary discussions of the Reorganization took place. After careful consideration and after weighing the pros and cons of the Reorganization, the Board of your Fund determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at a meeting of the Board held on November 14, 2005.

         Over the course of the Board meetings, the Board received from AIM written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund giving effect to the Reorganization. AIM also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

         Following the initial Board meeting, the Board requested additional information from AIM with respect to the following: the availability of suitable merger candidates, current litigation, contingent assets and liabilities, the advantage (if any) of structuring the Reorganizations as taxable transactions, the calculation of pro forma expense ratios and the effect on transfer agency fees. AIM provided such additional information to the Board prior to and at the November 14, 2005 meeting. In addition, the Board requested a follow-up report after the consummation of the Reorganizations that shows the actual cost and expenses of the Reorganization.

         In evaluating the Reorganization, the Board considered a number of factors, including:

         o The investment objective and principal investment strategies of your Fund and Buying Fund.

         o        The comparative performance of your Fund and Buying Fund.

         o The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

         o        The comparative sizes of your Fund and Buying Fund.

         o The consequences of the Reorganization for Federal income tax purposes, including the treatment of any unrealized capital gains and capital loss carryforwards available to offset future capital gains of your Fund and Buying Fund.

         o Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

         o The projected financial impact to AIM and its affiliates of the Reorganization.

         AIM proposed the Reorganization as part of an effort to consolidate the AIM Funds' small cap growth product offerings. In considering the Reorganization, the Board noted that the funds have identical investment objectives and utilize similar investment strategies. Both Funds are managed by the same lead portfolio manager with support from the same portfolio management team. In addition, the expenses of the combined fund are expected to be lower than those of your Fund.

         The Board considered the relative sizes of the two funds and concluded that Buying Fund, which has a significantly larger asset base, should be the surviving fund in the Reorganization. As of July 31, 2005, Buying Fund had net assets of approximately $1.7 billion, compared to net assets for your Fund of approximately $450 million. The Board determined that it was appropriate for Buying Fund to be the surviving fund in the Reorganization primarily because the investment portfolio of the combined fund is expected to be more like Buying Fund's current portfolio after the Reorganization. Consequently, the Board determined that Buying Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Reorganization.

         As of July 31, 2005, the funds had relatively low portfolio overlap of approximately 11%. Further, Buying Fund has been engaged in a limited offering of its shares. The Board noted that AIM represented that the Reorganization should not negatively impact capacity, in the small cap growth space that led to the limited offering of Buying Fund's shares because of the funds' low portfolio overlap.

         The Board considered the performance of Buying Fund in relation to the performance of your Fund, noting that although your Fund has recently provided better returns, Buying Fund has provided better long-term returns to its shareholders than your Fund. As of July 31, 2005, the relative performance of Investor Class shares of your Fund and Class A shares of Buying Fund (without sales loads) was as follows:

                          AVERAGE ANNUAL TOTAL RETURNS
                          ----------------------------

                                           One         Five          Ten          Since             Inception
                                          Year         Years        Years       Inception              Date
                                          ----         -----        -----       ---------           ----------
Your Fund                                 26.12%         N/A         N/A           4.97%             03/28/02
Buying Fund                               22.01%      -2.97%         N/A          12.45%             10/18/95


         The performance information in Exhibit B supports the Board's determination that Buying Fund's long-term performance has been better than that of your Fund. See "Exhibit B -- Comparison of Performance of Your Fund and Buying Fund."

         The Board also considered the operating expenses the funds incur. As a percentage of the average daily net assets, the total annual operating expenses of Buying Fund, before giving effect to the Reorganization, are lower than the total annual operating expenses of your Fund.

         The Board noted that AIM has proposed that the combined fund continue the current investment advisory fee schedule applicable to Buying Fund. The investment advisory fee schedule for your Fund is lower at certain asset levels than the investment advisory fee schedule of Buying Fund. However, the Board noted that under Buying Fund's investment advisory fee schedule, the effective advisory fee rate at combined fund asset levels would be lower than your Fund's current advisory fee rate at your Fund's current asset levels. AIM reported to the Board that, based upon historical data at a specified date and related projected data, on a pro forma basis, the total annual operating expense ratios of Buying Fund, at combined asset levels, are expected to be approximately 0.12% lower than those of your Fund for Class A, Class B, Class C and Investor shares and approximately 0.02% lower for Institutional Class shares. Because both the effective advisory fee rate and the pro forma net expense ratio of the combined fund would be lower than that of your Fund at your Fund's current asset levels, the Board determined that it would be appropriate for the combined fund to continue the higher investment advisory fee schedule of Buying Fund. As a result, shareholders of your Fund must approve the Reorganization by a "1940 Act Majority," which is explained more fully below under "Vote Necessary to Approve the Agreement."

         The Board also considered, based upon historical data at a specified date, the effect of the Reorganization on the anticipated tax benefits to shareholders from the utilization of the capital loss carryforwards of your Fund and of Buying Fund as offsets to future realized capital gains. Although approximately 79% of the capital loss carryforwards of your Fund are estimated to be disallowed as a consequence of the Reorganization, Buying Fund would still retain capital loss carryforwards after the Reorganization. Such retained capital loss carryforwards, however, are estimated to be substantially less than the net unrealized built-in gain in the assets that Buying Fund is expected to hold immediately after consummation of the Reorganization. The Board also noted that the treatment of these tax attributes can be affected by a variety of different factors occurring after the date of the data presented to the Board (both before and after the Closing). As a result, the outcome of these matters is difficult to predict.

         The total expenses to be incurred by your Fund in connection with the Reorganization are expected to be approximately $450,000. The Board noted that AIM had agreed to pay 75% of the total amount or approximately $337,500. Buying Fund will bear its costs and expenses incurred in connection with the Reorganization.

         To determine which party would bear the expenses to be incurred in connection with the Reorganization, AIM estimated the amount of mailing, printing, solicitation, and legal and accounting fees to be incurred by both Buying Fund and your Fund. AIM then performed a qualitative analysis that took into account, among other things, the expected benefits to be enjoyed by your Fund's shareholders through reduced expenses on a pro forma basis, the amount of time estimated for your Fund's shareholders to recoup expenses incurred in the Reorganization in light of such expected benefits, the effect incurring such expenses would have on the net asset value of your Fund, whether there was a financial impact to AIM's profit and loss (positive or negative) and the relative performance of your Fund and Buying Fund.

         The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

         Based on the foregoing and the information presented at the two Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommended the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

         If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made which would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

         Trust and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Trust and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

         o the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

         o Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

         o the shareholders of your Fund shall have approved the Agreement; and

         o Trust and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

         The Board of Trustees of Trust and the Board of Trustees of Buyer may waive without shareholder approval any default by Trust or Buyer or any failure by Trust or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before September 30, 2006.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

         o the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

         o no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

         o no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

         o no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

         o the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

         o the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

         o Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

         Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Trust and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission. and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

         THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

         The Reorganizations will each be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

         Trust and Buyer are each Delaware statutory trusts. Generally, there are no material differences between the rights of shareholders under the Agreement and Declaration of Trust and the rights of shareholders under the Agreement and Declaration of Trust of Buyer.

                                 CAPITALIZATION

         The following table sets forth, as of October 31, 2005, (i) the capitalization of each class of shares of your Fund; (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                                          PRO FORMA
                                                     YOUR FUND       BUYING FUND        PRO FORMA        BUYING FUND
                                                  CLASS A SHARES    CLASS A SHARES     ADJUSTMENTS     CLASS A SHARES
                                                  --------------    --------------     -----------     --------------
Net Assets......................................    $15,002,694     $1,105,853,477       $(4,286)      $1,120,851,811
Shares Outstanding..............................      1,192,842         39,207,237          (152)          39,739,020
Net Asset Value Per Share.......................         $12.58             $28.21                             $28.21

                                                                                                          PRO FORMA
                                                     YOUR FUND       BUYING FUND        PRO FORMA        BUYING FUND
                                                  CLASS B SHARES    CLASS B SHARES     ADJUSTMENTS     CLASS B SHARES
                                                  --------------    --------------     -----------     --------------
Net Assets......................................     $3,898,810      $117,240,078        $(1,114)        $121,137,502
Shares Outstanding..............................        317,106         4,486,161            (43)           4,635,256
Net Asset Value Per Share.......................         $12.29            $26.13                              $26.13

                                                                                                          PRO FORMA
                                                     YOUR FUND       BUYING FUND        PRO FORMA        BUYING FUND
                                                  CLASS C SHARES    CLASS C SHARES     ADJUSTMENTS     CLASS C SHARES
                                                  --------------    --------------     -----------     --------------
Net Assets......................................     $2,339,857       $31,198,582          $(668)         $33,537,697
Shares Outstanding..............................        199,024         1,194,389            (26)           1,283,967
Net Asset Value Per Share.......................         $11.76            $26.12                              $26.12

                                                                                                          PRO FORMA
                                                     YOUR FUND       BUYING FUND        PRO FORMA        BUYING FUND
                                                  CLASS R SHARES    CLASS R SHARES     ADJUSTMENTS     CLASS R SHARES
                                                  --------------    --------------     -----------     --------------
Net Assets......................................        $10,001       $19,624,953           -             $19,634,954
Shares Outstanding..............................            795           701,944           -                 702,302
Net Asset Value Per Share.......................         $12.58            $27.96                              $27.96

                                                                                                          PRO FORMA
                                                     YOUR FUND       BUYING FUND                         BUYING FUND
                                                     INVESTOR          INVESTOR         PRO FORMA         INVESTOR
                                                   CLASS SHARES      CLASS SHARES      ADJUSTMENTS      CLASS SHARES
                                                   ------------      ------------      -----------      ------------
Net Assets......................................   $353,671,207            -           $(101,036)       $353,564,695
Shares Outstanding..............................     28,089,614            -              (3,582)         28,081,154
Net Asset Value Per Share.......................         $12.59            -                                  $12.59

                                                                                                          PRO FORMA
                                                     YOUR FUND       BUYING FUND                         BUYING FUND
                                                   INSTITUTIONAL    INSTITUTIONAL       PRO FORMA       INSTITUTIONAL
                                                   CLASS SHARES      CLASS SHARES      ADJUSTMENTS      CLASS SHARES
                                                   ------------      ------------      -----------      ------------
Net Assets......................................    $20,640,577     $100,754,072         $(5,896)       $121,394,649
Shares Outstanding..............................      1,634,538        3,507,051            (205)          4,225,611
Net Asset Value Per Share.......................         $12.63           $28.73                              $28.73

                                  LEGAL MATTERS

         Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                          ADDITIONAL INFORMATION ABOUT
                            BUYING FUND AND YOUR FUND

         For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix
II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

         For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which have been made a part of this Proxy Statement/Prospectus by reference:
(i) see "Fund Performance" for more information about the performance of your Fund; (ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Shareholder Information" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund; and (v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectuses and related Statement of Additional Information is Registration No. 811-1474. Such Selling Fund Prospectuses are incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-2699. Such Buying Fund Prospectus is incorporated herein by reference.

         Trust and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and Buyer and other registrants that file electronically with the SEC.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

         We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

         Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about January __, 2006 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on December 2, 2005 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit D. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

         We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 28, 2006, at 3:00 p.m., Central Time.

VOTING IN PERSON

         If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Trust at
(800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

         Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

         If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Agreement, as recommended by the Board, and in accordance with management's recommendation on other matters.

         Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

         If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

         You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

         A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

         Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

         Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

         If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the Agreement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganization against such adjournment. A shareholder vote may be taken on the Reorganization prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE THE AGREEMENT

         Approval of the Agreement and, in connection therewith, the sale of all of your Fund's assets and the termination of your Fund as a designated series of the Trust, requires a 1940 Act Majority, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the

Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Agreement because approval of the Agreement requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

PROXY SOLICITATION

         Trust will solicit proxies for the Special Meetings. Trust expects to solicit proxies principally by mail, but Trust may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. AIM will bear 75% of your Fund's costs and expenses incurred in connection with the reorganization, including solicitation costs. Solicitation costs are expected to be approximately $21,000.

OTHER MATTERS

         Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES

         A list of the name, address and percent ownership of each person who, as of December 2, 2005, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit E.

         A list of the name, address and percent ownership of each person who, December 2, 2005, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit F.

                                    EXHIBIT A

                CLASSES OF SHARES OF YOUR FUND AND CORRESPONDING
                        CLASSES OF SHARES OF BUYING FUND

     CLASSES OF SHARES OF YOUR FUND       CORRESPONDING CLASSES OF SHARES OF BUYING FUND
     ------------------------------       ----------------------------------------------
                Class A                                    Class A
                Class B                                    Class B
                Class C                                    Class C
                Class R                                    Class R
             Investor Class                             Investor Class
          Institutional Class                        Institutional Class

                                    EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

                                   (Your Fund)
                          AIM SMALL COMPANY GROWTH FUND

         The bar chart and table shown below provide an indication of the risks of investing in your Fund. Your Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

         The following bar chart shows changes in the performance of your Fund's Investor Class shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                           YEARS
                           -----
                           1995         30.02%
                           1996         11.62%
                           1997         18.31%
                           1998         14.90%
                           1999         81.64%
                           2000        -12.19%
                           2001        -20.91%
                           2002        -31.38%
                           2003         33.49%
                           2004         13.04%

         During the periods shown in the bar chart, the highest quarterly return was 46.68% (quarter ended December 31, 1999) and the lowest quarterly return was -28.70% (quarter ended September 30, 2001). The year-to-date return of AIM Small Company Growth Investor Class shares as of September 30, 2005 was 2.47%.

         The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS

                                                                                SINCE        INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2004)        1 YEAR        5 YEARS        10 YEARS       INCEPTION         DATE
-----------------------------------------        ------        -------        --------       ---------       --------
INVESTOR CLASS                                                                                               12/26/91
   Return Before Taxes                           13.04%        (6.38)%          9.93%              --
   Return After Taxes on Distributions           13.04%        (6.80)%          7.58%              --
   Return After Taxes on Distributions
     and Sale of Fund Shares                      8.48%        (5.53)%          7.27%              --

CLASS A                                                                                                      03/28/02
   Return Before Taxes                            6.71%           --              --             2.00

CLASS B                                                                                                      03/28/02
   Return Before Taxes                            7.27%           --              --             2.40

CLASS C                                                                                                      02/14/00
   Return Before Taxes                           11.16%           --              --            (9.67%)

CLASS R(1)                                                                                                   10/25/05
   Return Before Taxes                              --            --              --               --

S&P 500 Index(2)                                 10.87%        (2.30%)         12.07%

Russell 2000 Growth Index(2), (3)                14.31%        (3.57)%          7.12%

Lipper Small-Cap Growth Fund Index(2), (4)       10.79%        (1.51)%         10.36%


--------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class only and after-tax returns for Class A, B, C and R will vary.
1 Performance information is not provided for Class R shares since the class commenced operations on October 25, 2005.
2 The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. Your Fund has also included the Russell 2000 Growth Index, which your Fund believes more closely reflects the performance of the types of securities in which your Fund invests. In addition, the Lipper Small-Cap Growth Fund Index (which may or may not include your Fund) is included for comparison to a peer group.
3 The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
4 The Lipper Small-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small-Cap Growth category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The S&P SuperComposite 1500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets. Small-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small Cap 600 Index. The S&P Small Cap 600 Index consists of 600 small cap domestic stocks chosen for market size, liquidity, (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It is a market-value weighted index, with each stock's weight in the Index proportionate to its market value.

                                  (Buying Fund)
                            AIM SMALL CAP GROWTH FUND

         The bar chart and table shown below provide an indication of the risks of investing in Buying Fund. Buying Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

         The following bar chart shows changes in the performance of Buying Fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                             YEARS           %
                             -----        -------
                             1996          13.81%
                             1997          16.22%
                             1998          23.15%
                             1999          90.64%
                             2000          -0.74%
                             2001         -13.79%
                             2002         -28.01%
                             2003          39.12%
                             2004           6.81%

         During the periods shown in the bar chart, the highest quarterly return was 38.10% (quarter ended December 31, 1999) and the lowest quarterly return was -24.41% (quarter ended September 30, 2001). The year-to-date return of AIM Small Cap Growth Class A shares as of September 30, 2005 was 6.41%.

         The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------


                                                                               SINCE      INCEPTION
(FOR THE PERIODS ENDED DECEMBER 31, 2004)          1 YEAR       5 YEARS      INCEPTION      DATE
-----------------------------------------          ------       -------      ---------    ---------

CLASS A .....................................                                              10/18/95
   Return Before Taxes ......................        0.92%       (2.85)%        11.72%
   Return After Taxes on Distributions ......        0.92        (3.21)         10.84
   Return After Taxes on Distributions and
   Sale of Fund Shares.......................        0.60        (2.58)          9.86

CLASS B .....................................                                              10/18/95
   Return Before Taxes ......................        1.05        (2.85)         11.72

CLASS C .....................................                                              05/03/99
   Return Before Taxes ......................        5.05        (2.48)          6.91

CLASS R(2) ..................................                                              10/18/95(2)
   Return Before Taxes ......................        6.52        (1.95)         12.21

INVESTOR CLASS(3) ...........................          --           --             --

S&P 500(4) ..................................       10.87        (2.30)         10.11      10/31/95(7)
Russell 2000(R) Growth Index(5) .............       14.31        (3.57)          5.40      10/31/95(7)
Lipper Small-Cap Growth Fund Index(6) .......       10.79        (1.51)          8.35      10/31/95(7)


--------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Buying Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C, R and Investor shares will vary.

(1) Buying Fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that Buying Fund will have favorable IPO investment opportunities in the future. For additional information regarding Buying Fund's performance, please see the "Financial Highlights" section of Buying Fund's prospectus.

(2) The return shown for the one year period are the historical returns of Buying Fund's Class R shares. The returns shown for the five year period and since inception are the blended returns of the historical performance of the Buying Fund's Class R shares since their inception and the restated historical performance of Buying Fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-l fees applicable to the Class R shares. The inception date shown in the table is that of Buying Fund's Class A shares. The inception date of Buying Fund's Class R shares is June 3, 2002.

(3) The expected inception date of Buying Fund's Investor Class is December 14, 2005.

(4) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The Buying Fund has also included the Russell 2000(R) Growth Index, which Buying Fund believes more closely reflects the performance of the securities in which it invests. In addition, the Lipper Small-Cap Growth Fund Index (which may or may not include Buying Fund) is included for comparison to a peer group.

(5) The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

(6) The Lipper Small-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small Cap Growth Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

(7) The average annual total return given is since the month end closest to the inception date of the classes with the longest performance history.

                                    EXHIBIT C

                    COMPARISON FEE TABLE AND EXPENSE EXAMPLES

FEE TABLE

         This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of AIM Small Company Growth Fund ("Your Fund") and Class A, Class B, Class C, Class R, and Institutional Class shares of AIM Small Cap Growth Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the Reorganization are also provided. There is no guarantee that actual expenses will be the same as those shown in this table.

                                                                  AIM SMALL COMPANY GROWTH FUND
                                                                            YOUR FUND
                                                                         (AS OF 07/31/05)
                                         ------------------------------------------------------------------------------
                                                                                             INVESTOR     INSTITUTIONAL
                                         CLASS A      CLASS B      CLASS C       CLASS R      CLASS          CLASS
                                         SHARES       SHARES       SHARES        SHARES       SHARES         SHARES
                                         -------      -------      -------       -------     --------     -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load)
Imposed on Purchase
(as a percentage of offering
price) .............................    5.50%             None        None         None           None            None
Maximum Deferred Sales Charge
(as a percentage of original
purchase price or redemption
proceeds, as applicable) ...........     None(1),(2)     5.00%        1.00%        None(3)        None            None

ANNUAL FUND OPERATING EXPENSES(4)
(expenses that are deducted
from fund assets)
Management fees ....................    0.72%            0.72%        0.72%       0.72%          0.72%           0.72%

Distribution and/or Service
(12b-1) Fees(5) ....................    0.25%            1.00%        1.00%       0.50%          0.25%             --

Other Expenses(6) ..................    0.42%            0.42%        0.42%       0.42%          0.42%           0.18%

Total Annual Fund Operating
Expenses(7), (8), (9), (10) ........    1.39%            2.14%        2.14%       1.64%          1.39%           0.90%


                                                              AIM SMALL CAP GROWTH FUND
                                                                    BUYING FUND
                                                                 (AS OF 12/31/04)
                                         ----------------------------------------------------------------------
                                                                                                  INSTITUTIONAL
                                         CLASS A        CLASS B        CLASS C        CLASS R        CLASS
                                         SHARES         SHARES         SHARES         SHARES         SHARES
                                         -------        -------        -------        -------     -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load)
Imposed on Purchase
(as a percentage of offering
price) .............................      5.50%             None           None           None           None
Maximum Deferred Sales Charge
(as a percentage of original
purchase price or redemption
proceeds, as applicable) ...........       None(1),(2)     5.00%          1.00%           None(3)        None

ANNUAL FUND OPERATING EXPENSES(4)
(expenses that are deducted
from fund assets)
Management fees ....................      0.69%            0.69%          0.69%          0.69%          0.69%

Distribution and/or Service
(12b-1) Fees(5) ....................      0.25%            1.00%          1.00%          0.50%            --

Other Expenses(6) ..................      0.34%            0.34%          0.34%          0.34%          0.17%

Total Annual Fund Operating
Expenses(7), (8), (9), (10) ........      1.28%            2.03%          2.03%          1.53%          0.86%


                                                                       AIM SMALL CAP GROWTH FUND
                                                                              BUYING FUND
                                                                          PRO FORMA COMBINED
                                                                           (AS OF 12/31/04)
                                         -------------------------------------------------------------------------------------
                                                                                                    INVESTOR     INSTITUTIONAL
                                         CLASS A        CLASS B        CLASS C        CLASS R        CLASS           CLASS
                                         SHARES         SHARES         SHARES         SHARES         SHARES          SHARES
                                         -------        -------        -------        -------       --------     -------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load)
Imposed on Purchase
(as a percentage of offering
price) .............................      5.50%             None           None           None          None            None
Maximum Deferred Sales Charge
(as a percentage of original
purchase price or redemption
proceeds, as applicable) ...........       None(1),(2)     5.00%          1.00%           None(3)       None            None

ANNUAL FUND OPERATING EXPENSES(4)
(expenses that are deducted
from fund assets)
Management fees ....................      0.68%            0.68%          0.68%          0.68%         0.68%           0.68%

Distribution and/or Service
(12b-1) Fees(5) ....................      0.25%            1.00%          1.00%          0.50%         0.25%              --

Other Expenses(6) ..................      0.35%            0.35%          0.35%          0.35%         0.35%           0.17%

Total Annual Fund Operating
Expenses(7), (8), (9), (10) ........      1.28%            2.03%          2.03%          1.53%         1.28%           0.85%


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(4) There is no guarantee that actual expenses will be the same as those shown in the tables.

5 Effective July 1, 2005, the Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25%. Distribution and/or Service (12b-1) Fees reflect this agreement.

6 Effective October 1, 2005, the Board of Trustees approved an amendment to the transfer agency agreement. Other Expenses have been restated to reflect the changes in fees under the new agreement. Other Expenses for Class R shares for AIM Small Company Growth Fund are based on estimated average net assets for the current fiscal year.

7 The advisor for AIM Small Company Growth Fund has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for the fund's Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.90%, 2.65%, 2.65%, 2.15%, 1.90% and 1.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expenses on short sales, (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP (as defined herein) described more fully below, the expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through July 31, 2006. Upon closing of the Reorganization, the investment advisor has contractually agreed to continue these limitations.

8 The advisor for AIM Small Company Growth Fund has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 1.50%, 2.25%, 2.25%, 1.75%, 1.50% and 1.25% on Class A, Class B,
   Class C, Class R, Investor Class and Institutional Class shares, respectively. These expense limitation agreements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. Upon closing of the Reorganization, the investment advisor has voluntarily agreed to continue these limitations.

9 At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse AIM Small Company Growth Fund and AIM Small Cap Growth Fund for expenses related to market timing matters.

10 AIM Small Cap Growth Fund will incur additional expenses in connection with the Reorganization.

EXPENSE EXAMPLE

         This Example is intended to help you compare the costs of investing in different classes of Your Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Your Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

         The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                                    One        Three       Five         Ten
                                                                    Year       Years       Years       Years
                                                                   ------      ------      ------      ------

AIM SMALL COMPANY GROWTH FUND (YOUR FUND)
Class A .......................................................    $  684      $  966      $1,269      $2,127
Class B .......................................................       717         970       1,349       2,282
Class C .......................................................       317         670       1,149       2,472
Class R .......................................................       167         517         892       1,944
Investor Class ................................................       142         440         761       1,669
Institutional Class ...........................................        92         287         498       1,108

AIM SMALL CAP GROWTH FUND (BUYING FUND)
Class A .......................................................    $  673      $  934      $1,214      $2,010
Class B .......................................................       706         937       1,293       2,166
Class C .......................................................       306         637       1,093       2,358
Class R .......................................................       156         483         834       1,824
Institutional Class ...........................................        88         274         477       1,061

AIM SMALL CAP GROWTH FUND (BUYING FUND) -- PRO FORMA COMBINED
Class A .......................................................    $  673      $  934      $1,214      $2,010
Class B .......................................................       706         937       1,293       2,166
Class C .......................................................       306         637       1,093       2,358
Class R .......................................................       156         483         834       1,824
Investor Class ................................................       130         406         702       1,545
Institutional Class ...........................................        87         271         471       1,049


         You would pay the following expenses if you did not redeem your shares:

                                                                    One        Three       Five         Ten
                                                                    Year       Years       Years       Years
                                                                   ------      ------      ------      ------

AIM SMALL COMPANY GROWTH FUND (YOUR FUND)
Class A .......................................................    $  684      $  966      $1,269      $2,127
Class B .......................................................       217         670       1,149       2,282
Class C .......................................................       217         670       1,149       2,472
Class R .......................................................       167         517         892       1,944
Investor Class ................................................       142         440         761       1,669
Institutional Class ...........................................

AIM SMALL CAP GROWTH FUND (BUYING FUND)
Class A .......................................................    $  673      $  934      $1,214      $2,010
Class B .......................................................       206         637       1,093       2,166
Class C .......................................................       206         637       1,093       2,358
Class R .......................................................       156         483         834       1,824
Institutional Class ...........................................

AIM SMALL CAP GROWTH FUND (BUYING FUND) -- PRO FORMA COMBINED
Class A .......................................................    $  673      $  934      $1,214      $2,010
Class B .......................................................       206         637       1,093       2,168
Class C .......................................................       206         637       1,093       2,358
Class R .......................................................       156         483         834       1,824
Investor Class ................................................       130         406         702       1,545
Institutional Class ...........................................        87         271         471       1,049



         THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

         THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                    EXHIBIT D

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

         As of December 2, 2005, there were the following number of shares outstanding of each class of your Fund:


         YOUR FUND
         --------------------------
         Class A Shares:
         Class B Shares:
         Class C Shares:
         Class R Shares:
         Investor Class Shares:
         Institutional Class Shares:

                                    EXHIBIT E

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who, as of December 2, 2005, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                               NUMBER OF        PERCENT OWNED OF
NAME AND ADDRESS         CLASS OF SHARES      SHARES OWNED          RECORD*
----------------         ---------------      ------------      ----------------










----------

      * Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                    EXHIBIT F

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who, as of December 2, 2005, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                CLASS OF        NUMBER OF        PERCENT OWNED
NAME AND ADDRESS                 SHARES        SHARES OWNED        OF RECORD*
----------------                --------       ------------      -------------












----------

      * Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I



                                    AGREEMENT

                                       AND

                             PLAN OF REORGANIZATION



                                       FOR



                         AIM SMALL COMPANY GROWTH FUND,

                             A SEPARATE PORTFOLIO OF

                                 AIM STOCK FUNDS











                                NOVEMBER 14, 2005

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----

ARTICLE 1 DEFINITIONS.............................................................................................1
         SECTION 1.1.    Definitions..............................................................................1

ARTICLE 2 TRANSFER OF ASSETS......................................................................................5
         SECTION 2.1.    Reorganization of Selling Fund...........................................................5
         SECTION 2.2.    Computation of Net Asset Value...........................................................5
         SECTION 2.3.    Valuation Date...........................................................................6
         SECTION 2.4.    Delivery.................................................................................6
         SECTION 2.5.    Termination of Series and Redemption of Selling Fund Shares..............................6
         SECTION 2.6.    Issuance of Buying Fund Shares...........................................................6
         SECTION 2.7.    Investment Securities....................................................................7
         SECTION 2.8.    Liabilities..............................................................................7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER................................................................7
         SECTION 3.1.    Organization; Authority..................................................................7
         SECTION 3.2.    Registration and Regulation of Seller....................................................7
         SECTION 3.3.    Financial Statements.....................................................................8
         SECTION 3.4.    No Material Adverse Changes; Contingent Liabilities......................................8
         SECTION 3.5.    Selling Fund Shares; Business Operations.................................................8
         SECTION 3.6.    Accountants..............................................................................9
         SECTION 3.7.    Binding Obligation.......................................................................9
         SECTION 3.8.    No Breaches or Defaults..................................................................9
         SECTION 3.9.    Authorizations or Consents...............................................................9
         SECTION 3.10.   Permits.................................................................................10
         SECTION 3.11.   No Actions, Suits or Proceedings........................................................10
         SECTION 3.12.   Contracts...............................................................................10
         SECTION 3.13.   Properties and Assets...................................................................10
         SECTION 3.14.   Taxes...................................................................................10
         SECTION 3.15.   Benefit and Employment Obligations......................................................11
         SECTION 3.16.   Brokers.................................................................................11
         SECTION 3.17.   Voting Requirements.....................................................................11
         SECTION 3.18.   State Takeover Statutes.................................................................12
         SECTION 3.19.   Books and Records.......................................................................12
         SECTION 3.20.   Prospectus and Statement of Additional Information......................................12
         SECTION 3.21.   No Distribution.........................................................................12
         SECTION 3.22.   Liabilities of Selling Fund.............................................................12
         SECTION 3.23.   Value of Shares.........................................................................12
         SECTION 3.24.   Shareholder Expenses....................................................................12
         SECTION 3.25.   Intercompany Indebtedness; Consideration................................................12

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER................................................................13
         SECTION 4.1.    Organization; Authority.................................................................13
         SECTION 4.2.    Registration and Regulation of Buyer....................................................13
         SECTION 4.3.    Financial Statements....................................................................13


         SECTION 4.4.    No Material Adverse Changes; Contingent Liabilities.....................................13
         SECTION 4.5.    Registration of Buying Fund Shares......................................................13
         SECTION 4.6.    Accountants.............................................................................14
         SECTION 4.7.    Binding Obligation......................................................................14
         SECTION 4.8.    No Breaches or Defaults.................................................................15
         SECTION 4.9.    Authorizations or Consents..............................................................15
         SECTION 4.10.   Permits.................................................................................15
         SECTION 4.11.   No Actions, Suits or Proceedings........................................................15
         SECTION 4.12.   Taxes...................................................................................16
         SECTION 4.13.   Brokers.................................................................................16
         SECTION 4.14.   Representations Concerning the Reorganization...........................................16
         SECTION 4.15.   Prospectus and Statement of Additional Information......................................17
         SECTION 4.16.   Value of Shares.........................................................................17
         SECTION 4.17.   Intercompany Indebtedness; Consideration................................................17

ARTICLE 5 COVENANTS..............................................................................................18
         SECTION 5.1.    Conduct of Business.....................................................................18
         SECTION 5.2.    Expenses................................................................................18
         SECTION 5.3.    Further Assurances......................................................................18
         SECTION 5.4.    Notice of Events........................................................................18
         SECTION 5.5.    Consents, Approvals and Filings.........................................................19
         SECTION 5.6.    Submission of Agreement to Shareholders.................................................19

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION.............................................................19
         SECTION 6.1.    Conditions Precedent of Buyer...........................................................19
         SECTION 6.2.    Mutual Conditions.......................................................................20
         SECTION 6.3.    Conditions Precedent of Seller..........................................................21

ARTICLE 7 TERMINATION OF AGREEMENT...............................................................................21
         SECTION 7.1.    Termination.............................................................................21
         SECTION 7.2.    Survival After Termination..............................................................22

ARTICLE 8 MISCELLANEOUS..........................................................................................22
         SECTION 8.1.    Survival of Representations, Warranties and Covenants...................................22
         SECTION 8.2.    Governing Law...........................................................................22
         SECTION 8.3.    Binding Effect, Persons Benefiting, No Assignment.......................................22
         SECTION 8.4.    Obligations of Buyer and Seller.........................................................23
         SECTION 8.5.    Amendments..............................................................................23
         SECTION 8.6.    Enforcement.............................................................................23
         SECTION 8.7.    Interpretation..........................................................................23
         SECTION 8.8.    Counterparts............................................................................24
         SECTION 8.9.    Entire Agreement; Exhibits and Schedules................................................24
         SECTION 8.10.   Notices.................................................................................24
         SECTION 8.11.   Representations by Investment Adviser...................................................24
         SECTION 8.12.   Successors and Assigns; Assignment......................................................25

EXHIBIT A                Excluded Liabilities of Selling Fund
SCHEDULE 2.1             Classes of Shares of Selling Fund and Corresponding Classes of Shares of Buying Fund
SCHEDULE 3.4             Certain Contingent Liabilities of Selling Fund
SCHEDULE 4.4             Certain Contingent Liabilities of Buying Fund
SCHEDULE 4.5(a)          Classes of Shares of Buying Fund
SCHEDULE 4.14(b)         Permitted Reorganizations of Funds
SCHEDULE 6.2(f)          Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION


         AGREEMENT AND PLAN OF REORGANIZATION, dated as of November   , 2005
(this "Agreement"), by and among AIM Stock Funds, a Delaware statutory trust ("Seller"), acting on behalf of AIM Small Company Growth Fund ("Selling Fund"), a separate series of Seller, AIM Growth Series, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Small Cap Growth Fund ("Buying Fund"), a separate series of Buyer, and A I M Advisors, Inc., a Delaware corporation.

                                   WITNESSETH

         WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

         WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

         WHEREAS, Seller desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

         WHEREAS, the Investment Adviser (as defined below) serves as the investment advisor to both Buying Fund and Selling Fund and is making certain representations, warranties and agreements set forth in this Agreement;

         WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller and Buyer agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

         "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

         "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

         "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

         "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

         "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

         "Buyer" means AIM Growth Series, a Delaware statutory trust.

         "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

         "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

         "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-2699.

         "Buying Fund" means AIM Small Cap Growth Fund, a separate series of Buyer.

         "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

         "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended December 31, 2004, and the Buying Fund Semiannual Report to Shareholders dated June 30, 2005.

         "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

         "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

         "Closing Date" means March 27, 2006, or such other date as the parties may mutually agree upon.

         "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

         "Corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

         "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

         "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

         "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

         "Investment Adviser" means A I M Advisors, Inc.

         "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

         "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

         "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

         "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

         "NYSE" means the New York Stock Exchange.

         "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

         "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

         "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

         "Required Shareholder Vote" means, if a quorum is present, a 1940 Act Majority, which is the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of such Selling Fund.

         "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

         "Seller" means AIM Stock Funds, a Delaware statutory trust.

         "Seller Custodian" means State Street Bank and Trust acting in its capacity as custodian for the assets of Selling Fund.

         "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-1474.

         "Selling Fund" means AIM Small Company Growth Fund, a separate series of Seller.

         "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

         "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended July 31, 2005.

         "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

         "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

         "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

         "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

         "Termination Date" means September 30, 2006, or such later date as the parties may mutually agree upon.

         "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

         "Trustee Benefit Plans" means the Deferred Compensation Agreement for the Directors/Trustees of the AIM Funds, the AIM Funds Retirement Plan for Eligible Directors/Trustees, the Deferred Fee Agreement, the INVESCO Funds Retirement Plan for Independent Directors and the Deferred Retirement Plan Account Agreement.

         "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

         SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

         SECTION 2.2. Computation of Net Asset Value.

         (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

         (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

         (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

         (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

         SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

         SECTION 2.4. Delivery.

         (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

         (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

         SECTION 2.5. Termination of Series and Redemption of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller.

         SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

   SECTION 2.7. Investment Securities. On or prior to the Valuation Date,
Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

   SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5. Selling Fund Shares; Business Operations.

       (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

       (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

       (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

       (d) Except for the Senior Officer Seller is required to employ pursuant to the Assurance of Discontinuance entered into by the Investment Adviser with the Attorney General of the State of New York on or about October 7, 2004, Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year ending July 31, 2005, are independent registered public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary trust action on the part of Seller, other than approval by the shareholders of Selling Fund, and
(i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11. No Actions, Suits or Proceedings.

       (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

       (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Seller's Board of Trustees.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14. Taxes.

       (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section

851(g) of the Code. Since inception, Selling Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2005 and for the short taxable year beginning on August 1, 2005 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended July 31, 2005 and in such short taxable year (after reduction for any capital loss carryover).

       (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. Except for the Trustee Benefit Plans, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to, under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of Buying Fund Shares.

       (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.5(a). Under its Governing Documents, Buyer is authorized to issue an unlimited number of shares of each such class.

       (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

       (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

       (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

       (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year ending December 31, 2004, are independent registered public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary trust action on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11. No Actions, Suits or Proceedings.

       (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

       (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Buyer's Board of Trustees.

     SECTION 4.12. Taxes.

       (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Buying Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

       (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14. Representations Concerning the Reorganization.

       (a) There is no plan or intention by Buyer or any person related to Buyer to acquire or redeem any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

       (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

       (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the reorganizations of funds set forth on Schedule 4.14(b).

       (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund to redeem, or by any person related to Buying Fund to acquire any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                    ARTICLE 5

                                    COVENANTS

     SECTION 5.1. Conduct of Business.

       (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

       (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the reorganizations of funds set forth on
Schedule 4.14(b).

     SECTION 5.2. Expenses. Buying Fund shall bear all of its costs and expenses incurred in connection with this Agreement and the Reorganization without any reimbursement therefor. Prior to the submission of the Agreement to the Boards of Trustees of Buyer and Seller for approval, the Investment Adviser, in the ordinary course of its business as a registered investment advisor operating under the Advisors Act, agreed to bear 75% of the costs and expenses of Selling Fund incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by Selling Fund shall not be reimbursed or paid for by the Investment Advisor or any other Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.4. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections
6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.5. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications

     SECTION 5.6. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable and advisable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

       (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

       (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

       (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

       (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

       (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

       (f) To the extent applicable, the Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by the Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between the Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

       (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

       (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

       (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

       (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

       (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.2(f) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

       (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

       (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

       (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

       (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer (in such capacity) certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

          (a) by mutual written consent of Seller and Buyer; or

          (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

               (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

               (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

               (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                  MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4. Obligations of Buyer and Seller.

          (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

          (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligations of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

              AIM Stock Funds
              11 Greenway Plaza, Suite 100
              Houston, TX  77046-1173
              Attn:  Kevin M. Carome

              with a copy to:

              Ballard Spahr Andrews & Ingersoll, LLP
              1735 Market Street, 51st Floor
              Philadelphia, PA 19103-7599
              Attn: Martha J. Hays

          (b) If to Buyer:

              AIM Growth Series
              11 Greenway Plaza, Suite 100
              Houston, TX  77046-1173
              Attn:  Kevin M. Carome

              with a copy to:

              Ballard Spahr Andrews & Ingersoll, LLP
              1735 Market Street, 51st Floor
              Philadelphia, PA  19103-7599
              Attn:  Martha J. Hays


     SECTION 8.11. Representations by Investment Adviser.

          (a) In its capacity as investment adviser to Seller, the Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(a), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

          (b) In its capacity as investment adviser to Buyer, the Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11(b), the best knowledge standard shall be deemed to mean that the officers of the Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and permitted assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted reorganizations of funds set forth on Schedule 4.14(b).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                    AIM STOCK FUNDS, acting on behalf of  AIM
                                    SMALL COMPANY GROWTH FUND


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    AIM GROWTH SERIES, acting on behalf of AIM
                                    SMALL CAP GROWTH FUND


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    A I M ADVISORS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND


None.

                                  SCHEDULE 2.1

              CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING
                        CLASSES OF SHARES OF BUYING FUND


                                                            Corresponding Classes of
         Classes of Shares of Selling Fund                    Shares of Buying Fund
         ---------------------------------                  -------------------------

           AIM Small Company Growth Fund                    AIM Small Cap Growth Fund

                   Class A Shares                                Class A Shares
                   Class B Shares                                Class B Shares
                   Class C Shares                                Class C Shares
                   Class R Shares                                Class R Shares
               Investor Class Shares                          Investor Class Shares
             Institutional Class Shares                    Institutional Class Shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND


None.

                                  SCHEDULE 4.4

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND


None.

                                 SCHEDULE 4.5(a)

                        CLASSES OF SHARES OF BUYING FUND


Classes of Shares of Buying Fund
--------------------------------

          Class A Shares
          Class B Shares
          Class C Shares
          Class R Shares
          Investor Class Shares
          Institutional Shares

                                SCHEDULE 4.14(b)

                       PERMITTED REORGANIZATIONS OF FUNDS

      AIM Aggressive Growth Fund into AIM Constellation Fund

      AIM Weingarten Fund into AIM Constellation Fund

      AIM Blue Chip Fund into AIM Large Cap Growth Fund

      AIM Mid Cap Growth Fund into AIM Dynamics Fund

      AIM Premier Equity Fund into AIM Charter Fund

      AIM V.I. Aggressive Growth Fund into AIM V.I. Capital Appreciation Fund

      AIM V.I. Growth Fund into AIM V.I. Capital Appreciation Fund

      AIM V.I. Blue Chip Fund into AIM V.I. Large Cap Growth Fund

      AIM V.I. Premier Equity Fund into AIM V.I. Core Equity Fund

                                 SCHEDULE 6.2(f)

                                  TAX OPINIONS


         (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

         (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

         (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

         (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

         (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

         (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

         (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

         (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

         (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in
Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II


                                                       AIM SMALL CAP GROWTH FUND

                                                                     PROSPECTUS
                                                              DECEMBER 14, 2005

AIM Small Cap Growth Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

As of the end of business on March 18, 2002, the fund has limited public sales of its shares to certain investors.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

Hypothetical Investment and Expense
  Information                                        5
DISCLOSURE OF PORTFOLIO HOLDINGS                     6
------------------------------------------------------

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6

Advisor Compensation                                 7

Portfolio Manager(s)                                 7

OTHER INFORMATION                                    7
------------------------------------------------------
Sales Charges                                        7

Dividends and Distributions                          7

Limited Fund Offering                                7

FINANCIAL HIGHLIGHTS                                 9
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-15

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

    The fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................   13.81%
1997...................................................................   16.22%
1998...................................................................   23.15%
1999...................................................................   90.64%
2000...................................................................   -0.74%
2001...................................................................  -13.79%
2002...................................................................  -28.01%
2003...................................................................   39.12%
2004...................................................................    6.81%


    The Class A shares' year-to-date total return as of September 30, 2005 was %.

    During the periods shown in the bar chart, the highest quarterly return was 38.10% (quarter ended December 31, 1999) and the lowest quarterly return was -24.41% (quarter ended September 30, 2001).

(1) The fund's return during certain periods was positively impacted by its investments in Initial Public Offerings (IPOs). There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE(1)

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payments of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                    5           SINCE         INCEPTION
December 31, 2004)        1 YEAR        YEARS         INCEPTION       DATE
-------------------------------------------------------------------------------
Class A                                                              10/18/95
  Return Before Taxes       0.92%       (2.85)%       11.72%
  Return After Taxes
     on Distributions       0.92        (3.21)        10.84
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares                 0.60        (2.58)         9.86
Class B                                                              10/18/95
  Return Before Taxes       1.05        (2.85)        11.72
Class C                                                              05/03/99
  Return Before Taxes       5.05        (2.48)         6.91
Class R(2)                                                           10/18/95(2)
  Return Before Taxes       6.52        (1.95)        12.21
Investor Class(3)             --           --            --                --
-------------------------------------------------------------------------------
S&P 500(4)                 10.87        (2.30)        10.11          10/31/95(7)
Russell
  2000--Registered
  Trademark-- Growth
  Index(5)                 14.31        (3.57)         5.40          10/31/95(7)
Lipper Small-Cap
  Growth Fund Index(6)     10.79        (1.51)         8.35          10/31/95(7)
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for Class B, C and R shares will vary.

(1) The fund's return during certain periods was positively impacted by its investments in IPOs. There can be no assurance that the fund will have favorable IPO investment opportunities in the future. For additional information regarding the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) The return shown for the one year period is the historical performance of the fund's Class R shares. The returns shown for other periods and since inception are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The expected inception date of the fund's Investor Class shares is December 14, 2005.
(4) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 2000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Small-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(5) The Russell 2000--Registered Trademark-- Growth Index measures the performance of those Russell 2000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values.
(6) The Lipper Small-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small Cap Growth Classification. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.
(7) The average annual total return given is since the month end closest to the inception date of the classes with the longest performance history.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------------
(fees paid directly from        CLASS      CLASS      CLASS      CLASS        INVESTOR
your investment)                  A          B          C          R          CLASS
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                   5.50%      None       None       None         None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                None(1,2)  5.00%     1.00%       None(3)      None
---------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------------
(expenses that are deducted                CLASS   CLASS   CLASS   CLASS   INVESTOR
from fund assets)                           A       B       C       R      CLASS
--------------------------------------------------------------------------------------
Management Fees                            0.69%   0.69%   0.69%   0.69%     0.69%

Distribution and/or
Service (12b-1) Fees(5)                    0.25    1.00    1.00    0.50      0.25

Other Expenses(6,7)                        0.34    0.34    0.34    0.34      0.34

Total Annual Fund
Operating Expenses(8)                      1.28    2.03    2.03    1.53      1.28
--------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) The Board of Trustees has approved a permanent reduction of the Rule 12b-1 fees applicable to Class A shares to 0.25% effective July 1, 2005. Distribution and/or Service (12b-1) Fees reflect this agreement.
(6) Effective October 1, 2005, the Board of Trustees approved an amendment to the transfer agency agreement. Other Expenses have been restated to reflect the changes in fees under the new agreement.
(7) Other expenses are based on estimated average assets for the current fiscal year.
(8) At the request of the Board of Trustees, AMVESCAP (as defined herein) has agreed to reimburse the fund for expenses related to market timing matters. Net Annual Fund Operating Expenses restated for the items in Note 5 and
     Note 6 and net of this arrangement were 1.27%, 2.02%, 2.02% and 1.52% on Class A, Class B, Class C and Class R shares, respectively, for the year ended December 31, 2004.

If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of contractual fee waivers and/or expense reimbursements, if any. To the extent fees are waived or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $673     $934     $1,214     $2,010
Class B                                      706      937      1,293      2,166
Class C                                      306      637      1,093      2,358
Class R                                      156      483        834      1,824
Investor Class                               130      406        702      1,545
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $673     $934     $1,214     $2,010
Class B                                      206      637      1,093      2,166
Class C                                      206      637      1,093      2,358
Class R                                      156      483        834      1,824
Investor Class                               130      406        702      1,545
--------------------------------------------------------------------------------

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information in a different format from the preceding Fee Table and Expense Example about the effect of a fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. Because a fund's annual return when quoted is already reduced by the fund's fees and expenses for that year, this hypothetical expense information is intended to help you understand the annual and cumulative impact of a fund's fees and expenses on your investment. Assuming a hypothetical investment of $10,000 in each class of shares of the fund and a 5% return before expenses each year, the chart shows the cumulative return before expenses, the cumulative return after expenses, the ending balance and the estimated annual expenses for each year one through ten. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each class, which is the same as stated in the Fee Table above, is reflected in the chart and is net of any contractual fee waiver or expense reimbursement. There is no assurance that the annual expense ratio will be the expense ratio for the fund class. To the extent that the advisor makes any waivers or reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account initial or contingent deferred sales charges, if any. You should understand that this is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios; your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A--ANNUAL EXPENSE
RATIO 1.28%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7       YEAR 8
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%       34.01%       40.71%       47.75%
Cumulative Return After
  Expenses                         3.72%        7.58%       11.58%       15.73%       20.04%       24.50%       29.13%       33.94%
End of Year Balance           $10,372.00   $10,757.84   $11,158.03   $11,573.11   $12,003.53   $12,450.16   $12,913.31   $13,393.68
Estimated Annual Expenses     $   130.28   $   135.23   $   140.26   $   145.48   $   150.89   $   156.50   $   162.33   $   168.36
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A--ANNUAL EXPENSE
RATIO 1.28%                     YEAR 9      YEAR 10
------------------------------------------------------
Cumulative Return Before
  Expenses                        55.13%       62.89%
Cumulative Return After
  Expenses                        38.92%       44.09%
End of Year Balance           $13,891.93   $14,408.71
Estimated Annual Expenses     $   174.63   $   181.12
------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.03%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7       YEAR 8
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%       34.01%       40.71%       47.75%
Cumulative Return After
  Expenses                         2.97%        6.03%        9.18%       12.42%       15.76%       19.20%       22.74%       26.38%
End of Year Balance           $10,297.00   $10,602.82   $10,917.72   $11,241.98   $11,575.87   $11,919.67   $12,273.69   $12,638.21
Estimated Annual Expenses     $   206.01   $   212.13   $   218.43   $   224.92   $   231.60   $   238.48   $   245.56   $   252.86
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B--ANNUAL EXPENSE
RATIO 2.03%                     YEAR 9      YEAR 10
------------------------------------------------------
Cumulative Return Before
  Expenses                        55.13%       62.89%
Cumulative Return After
  Expenses                        31.08%       35.96%
End of Year Balance           $13,108.36   $13,595.99
Estimated Annual Expenses     $   164.78   $   170.91
------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.03%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7       YEAR 8
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%       34.01%       40.71%       47.75%
Cumulative Return After
  Expenses                         2.97%        6.03%        9.18%       12.42%       15.76%       19.20%       22.74%       26.38%
End of Year Balance           $10,297.00   $10,602.82   $10,917.72   $11,241.98   $11,575.87   $11,919.67   $12,273.69   $12,638.21
Estimated Annual Expenses     $   206.01   $   212.13   $   218.43   $   224.92   $   231.60   $   238.48   $   245.56   $   252.86
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C--ANNUAL EXPENSE
RATIO 2.03%                     YEAR 9      YEAR 10
------------------------------------------------------
Cumulative Return Before
  Expenses                        55.13%       62.89%
Cumulative Return After
  Expenses                        30.14%       34.00%
End of Year Balance           $13,013.57   $13,400.07
Estimated Annual Expenses     $   260.37   $   268.10
------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.53%                     YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7       YEAR 8
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%       34.01%       40.71%       47.75%
Cumulative Return After
  Expenses                         3.47%        7.06%       10.78%       14.62%       18.60%       22.71%       26.97%       31.38%
End of Year Balance           $10,347.00   $10,706.04   $11,077.54   $11,461.93   $11,859.66   $12,271.19   $12,697.00   $13,137.59
Estimated Annual Expenses     $   155.65   $   161.06   $   166.64   $   172.43   $   178.41   $   184.60   $   191.01   $   197.63
-----------------------------------------------------------------------------------------------------------------------------------

CLASS R--ANNUAL EXPENSE
RATIO 1.53%                     YEAR 9      YEAR 10
------------------------------------------------------
Cumulative Return Before
  Expenses                        55.13%       62.89%
Cumulative Return After
  Expenses                        35.93%       40.65%
End of Year Balance           $13,593.46   $14,065.15
Estimated Annual Expenses     $   204.49   $   211.59
------------------------------------------------------

INVESTOR CLASS--ANNUAL
EXPENSE RATIO 1.28%             YEAR 1       YEAR 2       YEAR 3       YEAR 4       YEAR 5       YEAR 6       YEAR 7       YEAR 8
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Return Before
  Expenses                         5.00%       10.25%       15.76%       21.55%       27.63%       34.01%       40.71%       47.75%
Cumulative Return After
  Expenses                         3.72%        7.58%       11.58%       15.73%       20.04%       24.50%       29.13%       33.94%
End of Year Balance           $10,372.00   $10,757.84   $11,158.03   $11,573.11   $12,003.63   $12,450.16   $12,913.31   $13,393.68
Estimated Annual Expenses     $   130.38   $   135.23   $   140.26   $   145.48   $   150.89   $   156.50   $   162.33   $   168.36
-----------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS--ANNUAL
EXPENSE RATIO 1.28%             YEAR 9      YEAR 10
------------------------------------------------------
Cumulative Return Before
  Expenses                        55.13%       62.89%
Cumulative Return After
  Expenses                        38.92%       44.09%
End of Year Balance           $13,891.93   $14,408.71
Estimated Annual Expenses     $   174.63   $   181.12
------------------------------------------------------

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund is available at (http://www.aiminvestments.com). To reach this information, access the fund's overview page on the website. Links to the following fund information are located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month end        15 days after month end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter end           For one year
 calendar quarter end
---------------------------------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which is available at (http://www.aiminvestments.com).

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; (iv) that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees; (v) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and (vi) that the defendants breached their fiduciary duties by failing to ensure that the funds participated in class action settlements in which they were eligible to participate.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2004, the advisor received compensation of 0.69% of average daily net assets.

    A discussion regarding the basis for the board of trustees approving the investment advisory agreement of the fund is available in the fund's semi-annual report to shareholders for the six month period ended June 30, 2005.

PORTFOLIO MANAGER(S)

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Juliet S. Ellis (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Ms. Ellis may perform these functions, and the nature of these functions, may change from time to time.

- Juan R. Hartsfield, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

    They are assisted by the advisor's Small Cap Core/Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website (http://www.aiminvestments.com). The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Small Cap Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

LIMITED FUND OFFERING
Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund limited public sales of its shares to certain investors, effective as of the close of business on March 18, 2002. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.

    The following types of investors may continue to invest in the fund if they were invested in the fund on March 18, 2002 and remain invested in the fund after that date:

    (i) Existing shareholders of the fund;

    (ii) Existing shareholders of the fund who open other accounts in their name;

    (iii) The following plans and programs:

       - Retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code");

       - Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

       - Retirement plans maintained pursuant to Section 457 of the Code;

       - Non qualified deferred compensation plans maintained pursuant to
         Section 83 of the Code; and

       - Qualified Tuition Programs maintained pursuant to Section 529 of the Code.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

OTHER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------


    Future investments in the fund made by existing brokerage firm wrap programs are at the discretion of A I M Distributors, Inc. (the distributor). Please contact the distributor for approval.

    The following types of investors may open new accounts in the fund, if approved by the distributor:

- Retirement plans maintained pursuant to Section 401 of the Code;

- Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

- Retirement plans maintained pursuant to Section 457 of the Code;

- Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code;

- Qualified Tuition Programs maintained pursuant to Section 529 of the Code; and

- Portfolio management team, including analysts.

    Such plans and programs that are considering the fund as an investment option should contact the distributor for approval.

    At the advisor's discretion, proprietary asset allocation funds may open new accounts in the fund.

    The fund may resume sales of shares to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report which is available upon request.

    For a discussion of how investments in IPOs affected the fund's performance, see the "Performance Information" section of this prospectus.

    Investor Class shares commenced operations on the date of this prospectus and, therefore, financial information for such shares is not available.


                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                  YEAR ENDED DECEMBER 31,
                                           JUNE 30,         ---------------------------------------------------------------------
                                             2005              2004          2003            2002           2001           2000
                                          ----------        ----------    ----------       --------       --------       --------
                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    27.46        $    25.71    $    18.47       $  25.67       $  29.81       $  31.87
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.14)(a)         (0.32)        (0.21)(a)      (0.19)(a)      (0.18)(a)      (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)              0.65              2.07          7.45          (7.01)         (3.93)         (0.12)
=================================================================================================================================
    Total from investment operations            0.51              1.75          7.24          (7.20)         (4.11)         (0.25)
=================================================================================================================================
Less distributions:
  Distributions from net realized gains           --                --            --             --          (0.03)         (1.81)
=================================================================================================================================
Net asset value, end of period            $    27.97        $    27.46    $    25.71       $  18.47       $  25.67       $  29.81
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 1.86%             6.81%        39.20%        (28.05)%       (13.79)%        (0.74)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $1,317,363        $1,491,940    $1,602,724       $790,700       $679,104       $566,458
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                              1.49%(c)          1.40%         1.27%          1.35%          1.31%          1.13%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                              1.59%(c)          1.51%         1.37%          1.43%          1.39%          1.23%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                        (1.04)%(c)        (1.12)%       (0.98)%        (0.91)%        (0.70)%        (0.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                        24%               69%           32%            22%            37%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $1,369,815,685.
(d) Not annualized for periods less than one year.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                  CLASS B
                                          ---------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                                 YEAR ENDED DECEMBER 31,
                                            JUNE 30,         --------------------------------------------------------------------
                                              2005             2004           2003           2002           2001           2000
                                           ----------        --------       --------       --------       --------       --------
                                          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  25.61         $  24.15       $  17.49       $  24.48       $  28.64       $  30.92
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.22)(a)        (0.52)         (0.35)(a)      (0.33)(a)      (0.35)(a)      (0.40)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.59             1.98           7.01          (6.66)         (3.78)         (0.07)
=================================================================================================================================
    Total from investment operations            0.37             1.46           6.66          (6.99)         (4.13)         (0.47)
=================================================================================================================================
Less distributions from net realized
  gains                                           --               --             --             --          (0.03)         (1.81)
=================================================================================================================================
Net asset value, end of period              $  25.98         $  25.61       $  24.15       $  17.49       $  24.48       $  28.64
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 1.44%            6.05%         38.08%        (28.55)%       (14.42)%        (1.48)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $128,150         $149,400       $182,700       $152,577       $212,958       $231,293
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets         2.24%(c)         2.15%(d)       2.02%          2.08%          2.03%(d)       1.88%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (1.79)%(c)       (1.87)%        (1.73)%        (1.64)%        (1.43)%        (1.15)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                        24%              69%            32%            22%            37%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $134,388,574.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for 2004 and 2001 was 2.16% and 2.04%, respectively.
(e) Not annualized for periods less than one year.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                    CLASS C
                                               ----------------------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                               YEAR ENDED DECEMBER 31,
                                                 JUNE 30,         ---------------------------------------------------------------
                                                   2005            2004          2003          2002          2001          2000
                                                ----------        -------       -------       -------       -------       -------
                                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $ 25.60          $ 24.14       $ 17.48       $ 24.47       $ 28.63       $ 30.91
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.22)(a)        (0.52)        (0.35)(a)     (0.33)(a)     (0.35)(a)     (0.39)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.59             1.98          7.01         (6.66)        (3.78)        (0.08)
=================================================================================================================================
    Total from investment operations                0.37             1.46          6.66         (6.99)        (4.13)        (0.47)
=================================================================================================================================
Less distributions from net realized gains            --               --            --            --         (0.03)        (1.81)
=================================================================================================================================
Net asset value, end of period                   $ 25.97          $ 25.60       $ 24.14       $ 17.48       $ 24.47       $ 28.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     1.45%            6.05%        38.10%       (28.57)%      (14.43)%       (1.48)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $33,702          $40,904       $50,031       $41,693       $46,833       $41,738
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             2.24%(c)         2.15%(d)      2.02%         2.08%         2.03%(d)      1.88%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (1.79)%(c)       (1.87)%       (1.73)%       (1.64)%       (1.43)%       (1.15)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                            24%              69%           32%           22%           37%           62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $35,914,542.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for 2004 and 2001 was 2.16% and 2.04%, respectively.
(e) Not annualized for periods less than one year.

                           -------------------------
                           AIM SMALL CAP GROWTH FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                        CLASS R
                                                              -----------------------------------------------------------
                                                                                                            JUNE 3, 2002
                                                               SIX MONTHS             YEAR ENDED             (DATE SALES
                                                                 ENDED               DECEMBER 31,           COMMENCED) TO
                                                                JUNE 30,         --------------------       DECEMBER 31,
                                                                  2005            2004          2003            2002
                                                               ----------        -------       ------       -------------
                                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 27.28          $ 25.61       $18.44          $ 22.64
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.17)(a)        (0.27)       (0.28)(a)        (0.13)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.64             1.94         7.45            (4.07)
=========================================================================================================================
    Total from investment operations                               0.47             1.67         7.17            (4.20)
=========================================================================================================================
Net asset value, end of period                                  $ 27.75          $ 27.28       $25.61          $ 18.44
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                    1.72%            6.52%       38.88%          (18.55)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $19,119          $19,506       $9,029          $ 1,301
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                            1.74%(c)         1.65%(d)     1.52%            1.61%(e)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.29)%(c)       (1.37)%      (1.23)%          (1.17)%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(f)                                           24%              69%          32%              22%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $18,829,781.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.66%.
(e) Annualized.
(f) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other mutual funds (the funds). The following information is about all the funds.

CHOOSING A SHARE CLASS

Most of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Generally, lower   - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.35%             1.00%               1.00%             0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C, Class K
  or Class R shares
  (See "Fee Table
  and Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    at the end of       Class A shares    Class A shares    Class A shares
                                         the month which
                                         is eight years
                                         after the date
                                         on which shares
                                         were purchased
                                         along with a pro
                                         rata portion of
                                         its reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(9)          the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(8)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Short Term Bond Fund.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------


(8) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(9) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
  ------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

    Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available upon request free of charge.

INITIAL SALES CHARGES
The funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund.

    You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

    You will not pay an initial sales charge or a CDSC on Investor Class shares of any fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    If you currently own Class A shares of a Category I or II fund or AIM Short Term Bond Fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund's Statement of Additional Information for details.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds;

- when shares are purchased in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc.; or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures that would limit frequent purchases and redemptions of such funds' shares. The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

    The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described above. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio) per calendar year, or a

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per fund investment for              $25
403 and                                                                salary deferrals from
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor            Contact your financial advisor.            Same

By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.

By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:

                                       Beneficiary Bank ABA/Routing #:
                                       021000021
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #


By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.


By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in retirement accounts on the
                                                                                  internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Real Estate Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares on and after

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                         AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate
                           Fund cannot be exchanged for Class A3 Shares of those
                           funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund cannot be exchanged                          X
                           for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B. Exceptions are:
                         - Class B Shares of other funds cannot be exchanged for                         X
                         Class B Shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C. Exceptions are:
                         - Class C shares of other funds cannot be exchanged for                         X
                         Class C shares of AIM Floating Rate Fund.
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                         must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                         offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                         shares of any fund which offers Investor Class shares.
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                         and AIM Tax-Free Intermediate Fund are currently closed
                           to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------


    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:
(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.
(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

     (b) Class A shares of another Fund, but only if

          (i)  you acquired the original shares before May 1, 1994; or
         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or
(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or
(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.
You will not pay a CDSC or other sales charge when exchanging:
(1) Class A shares for other Class A shares;
(2) Class B shares for other Class B shares;
(3) Class C shares for other Class C shares;
(4) Class R shares for other Class R shares.
EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I or II fund, Class A shares of AIM Short Term Bond Fund;
(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.
For shares purchased on or after November 15, 2001, you may not exchange:
(1) Class A shares of Category I or II fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;
(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II fund or AIM Short Term Bond Fund.
EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of

                                                                      MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

  The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.


  TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the

MCF--10/05

                                 -------------
                                 THE AIM FUNDS
                                 -------------

type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--10/05

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:          (800) 959-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, SAIs, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED
ON FORM N-Q, ARE ALSO AVAILABLE AT
HTTP://WWW.AIMINVESTMENTS.COM.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Small Cap Growth Fund
   SEC 1940 Act file number: 811-2699
----------------------------------------

AIMinvestments.com     SCG-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                   APPENDIX III



AIM SMALL CAP GROWTH FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               3. Technical analysis: identifying the
                                                                                          "timeliness" of a stock purchase. We
======================================================================================    review trading volume characteristics and
                                                                                          trend analysis to make sure there are no
PERFORMANCE SUMMARY                          =========================================    signs of the stock deteriorating. This
                                                                                          also serves as a risk management measure
Despite a market rally at the close of       FUND VS. INDEXES                             that helps us confirm our high conviction
the reporting period, stock indexes                                                       candidates.
generally posted lackluster returns for      TOTAL RETURNS 12/31/04-6/30/05 EXCLUDING
the half year, amid investor concerns        APPLICABLE FRONT END AND CONTINGENT             We consider selling or trimming a
about higher oil prices and rising           DEFERRED SALES CHARGES. IF SALES CHARGES     stock when:
interest rates. During this volatile         WERE INCLUDED, RETURNS WOULD BE LOWER
market environment, the Fund had positive                                                 o the company's fundamental business
returns, faring better than the broad        Class A Shares                      1.86%    prospects deteriorate
U.S.stock market, as represented by the
S&P 500 Index,and its style-specific and     Class B Shares                      1.44     o a stock hits its target price
peer group benchmarks.
                                             Class C Shares                      1.45     o the company's technical profile
   The Fund outperformed the large-cap                                                    deteriorates
oriented S&P 500 Index as small cap          Class R Shares                      1.72
stocks outperformed large-cap stocks for                                                  MARKET CONDITIONS AND YOUR FUND
the period. The Fund also outperformed       Standard & Poor's Composite
the Russell 2000 Growth Index as its         Index of 500 Stocks                          The S&P 500 Index declined at the
holdings in consumer discretionary and       (S&P 500 Index)                              beginning of the reporting period amid
health care generally outperformed those     (Broad Market Index)               -0.81     concerns about increasing oil prices and
in the index.                                                                             rising interest rates. The Federal
                                             Russell 2000 Growth Index                    Reserve (the Fed) continued raising
                                             (Style-specific Index)             -3.58     interest rates to slow economic growth
                                                                                          and curb potential inflation. The market
                                             Lipper Small-Cap Growth Fund                 generally rebounded in the last two
                                             Index (Peer Group Index)           -1.21     months of the period as oil prices fell
                                                                                          in May--before rising again in June--and
                                             SOURCE: LIPPER,INC.                          many companies in the S&P 500 Index
                                                                                          reported strong earnings.
                                             =========================================
                                                                                             Value stocks generally outperformed
======================================================================================    growth stocks over the period. In this
                                                                                          environment, our strategy of investing in
HOW WE INVEST                                by staying fully diversified in all those    small-cap growth stocks of companies that
                                             sectors.                                     exhibit consistent, sustainable
Wefocus on small-cap companies with                                                       above-average earnings growth potential
visible and long-term growth                    We select stocks based on analysis of     helped the Fund outperform its
opportunities, as demonstrated by            individual companies. Our three-step         style-specific benchmark.
consistent and accelerating earnings         selection process includes:
growth.                                                                                      For the reporting period, consumer
                                             1. Fundamental analysis: building            discretionary was the best-performing
   We align the Fund with the Russell        financial models and conducting in-depth     sector for the Fund. We increased our
2000 Growth Index, the benchmark we          interviews with company management.          holdings in this sector,
believe represents the small-cap-growth
asset class. We seek to control risk by      2. Valuation analysis: identifying
keeping the Fund's sector weightings in      attractively valued stocks given their
line with the benchmark and                  growth potential over a one- to two-year
                                             horizon.                                                                   (continued)

=========================================    =========================================    =========================================
                                             TOP 5 INDUSTRIES*
PORTFOLIO COMPOSITION                                                                     TOP 10 EQUITY HOLDINGS*
                                              1. Health Care Equipment            6.5%
By sector                                                                                  1. Macromedia,Inc.                  1.4%
                                              2. Restaurants                      4.3
               [PIE CHART]                                                                 2. Jos. A. Bank Clothiers,Inc.      1.3
                                              3. Apparel Retail                   4.2
Financials                           7.8%                                                  3. Cerner Corp.                     1.3
                                              4. Regional Banks                   4.0
Health Care                         19.2%                                                  4. LifePoint Hospitals,Inc.         1.2
                                              5. Application Software             3.5
Telecommunication Services           1.2%                                                  5. JLG Industries,Inc.              1.2

Money Market Funds plus                      TOTAL NET ASSETS            $1.6 BILLION      6. Mentor Corp.                     1.1

Other Assets Less Liabilities        1.9%    TOTAL NUMBER OF HOLDINGS*            134      7. Cal Dive International,Inc.      1.1

Materials                            3.6%                                                  8. Eagle Materials Inc.             1.1

Industrials                         15.8%                                                  9. Nautilus,Inc.                    1.1

Consumer Discretionary              21.6%                                                 10. P. F. Chang's China Bistro,Inc.  1.1

Consumer Staples                     2.5%    =========================================    =========================================

Energy                               5.4%

Information Technology              21.0%

The Fund's holdings are subject to
change, and there is no assurance that
the Fund will continue to hold any
particular security.

*Excluding money market fund holdings.

=========================================

AIM SMALL CAP GROWTH FUND


which benefited from healthy consumer           Information technology was the sector                    JULIET S. ELLIS,
spending. Consumer discretionary stocks      that had the most negative impact on Fund        [ELLIS     Chartered Financial
that enhanced Fund performance included:     performance. We reduced our holdings in          PHOTO]     Analyst and senior
                                             this sector, which was adversely affected                   portfolio manager, is lead
o JOS. A. BANK CLOTHIERS, a men's            by reduced business spending on                             portfolio manager of AIM
clothing chain with 270 outlets in 37        technology upgrades. Detracting from         Small Cap Growth Fund. Ms. Ellis joined
states. We observed that the company's       performance was RSA SECURITY, a              AIM in 2004. She previously served as
new spring product line was well received    technology company that develops security    senior portfolio manager of two small-cap
by its customers. The firm continues to      software to help organizations protect       funds for another company and was
benefit from strong demand for men's         their information. The company saw its       responsible for the management of more
tailored clothing and the trend toward       stock decline due to increased               than $2 billion in assets. Ms. Ellis
more formal workplace attire.                competition and a disappointing earnings     began her investment career in 1981 as a
                                             report. We sold the stock.                   financial consultant. She is a cum laude
o PANERA BREAD, which has nearly 800                                                      and Phi Beta Kappa graduate of Indiana
bakery-cafes in about 25 states. The            Other sectors that detracted from Fund    University with a B.A. in economics and
company reported a 44% increase in           performance included industrials, which      political science.
earnings for the first quarter of 2005       were adversely affected by weak domestic
compared to the same quarter for the         demand, and financials, which were hurt                     JUAN R. HARTSFIELD,
previous year and raised its earnings        by rising interest rates.                      [HARTSFIELD  Chartered Financial
estimates for the remainder of 2005. We                                                        PHOTO]    Analyst and portfolio
observed that the company has benefited      IN CLOSING                                                  manager, is portfolio
from a decline in the popularity of                                                                      manager of AIM Small Cap
low-carbohydrate diets.                      As always, we remain committed to our        Growth Fund. Prior to joining AIM in
                                             bottom-up stock selection process of         2004, he began his investment career in
   Health care was the second-best           identifying attractively valued              2000 as an equity analyst and most
performing sector for the Fund as demand     small-cap growth companies' with high        recently served as a portfolio manager.
for medical products and services tends      growth potential while endeavoring to        Mr. Hartsfield earned a B.S. in petroleum
to remain constant regardless of economic    avoid high-risk stocks. We believe our       engineering from The University of Texas
conditions. A stock in this sector that      disciplined investment strategy has the      and his M.B.A. from the University of
enhanced performance was ACCREDO HEALTH,     potential to provide shareholders with       Michigan.
which provides drugs for the recurring       consistent, attractive returns over a
treatment of chronic and potentially         long-term investment horizon with            Assisted by the Small Cap Core/Growth
life-threatening diseases. The stock         below-market risk. We appreciate your        Team
surged after the company agreed to a         continued participation in AIM Small Cap
merger with a pharmacy benefit management    Growth Fund.
firm earlier this year. We took profits
and sold our holdings before the             The views and opinions expressed in
reporting period closed.                     Management's Discussion of Fund
                                             Performance are those of A I M Advisors,
   While Accredo Health was the              Inc. These views and opinions are subject
best-performing stock for the Fund,          to change at any time based on factors
another health care holding, EYETECH         such as market and economic conditions.
PHARMACEUTICALS, detracted the most from     These views and opinions may not be
performance. Eyetech Pharmaceuticals         relied upon as investment advice or
specializes in the development and           recommendations, or as an offer for a
commercialization of therapeutics to         particular security. The information is
treat eye diseases. The stock declined       not a complete analysis of every aspect
due to concerns about a competitor's         of any market, country, industry,
experimental drug which produced positive    security or the Fund. Statements of fact
results in late-stage trials in treating     are from sources considered reliable, but
blindness in older adults. Given the lack    A I M Advisors, Inc. makes no
of certainty of Eyetech's earnings           representation or warranty as to their
growth, we sold the stock.                   completeness or accuracy. Although
                                             historical performance is no guarantee of
   Energy also enhanced Fund performance     future results, these insights may help
as this sector benefited from rising oil     you understand our investment management
prices. While materials was generally a      philosophy.
weak-performing sector, the portfolio's
materials holdings, such as EAGLE                   See important Fund and index
MATERIALS, a maker of wallboard and other         disclosures inside front cover.
construction products, recorded positive
returns and fared significantly better
than those in the Russell 2000 Growth
Index.

                           AIM SMALL CAP GROWTH FUND,
                        A PORTFOLIO OF AIM GROWTH SERIES
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                         AIM SMALL COMPANY GROWTH FUND,
                         A PORTFOLIO OF AIM STOCK FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246



                       STATEMENT OF ADDITIONAL INFORMATION

              (February 28, 2006 Special Meeting of Shareholders of
                         AIM Small Company Growth Fund)


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated January ___, 2006 of AIM Small Cap Growth Fund for use in connection with the Special Meeting of Shareholders of AIM Small Company Growth Fund to be held on February 28, 2006. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1 800-959-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for AIM Growth Series dated December 14, 2005, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is January ___, 2006.

                                Table of Contents

THE TRUST.........................................................................................................3

DESCRIPTION OF PERMITTED INVESTMENTS..............................................................................3

TRUSTEES AND OFFICERS OF THE TRUST................................................................................3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION.....................................3

PORTFOLIO TRANSACTIONS............................................................................................3

DESCRIPTION OF SHARES.............................................................................................3

DETERMINATION OF NET ASSET VALUE..................................................................................4

TAXES.............................................................................................................4

PERFORMANCE DATA..................................................................................................4

FINANCIAL INFORMATION.............................................................................................4



Appendix I     -    Statement of Additional Information of the Trust
Appendix II    -    Audited Financial Statements of AIM Small Company Growth
                    Fund (7/31/05)
Appendix III   -    Pro Forma Financial Statements of AIM Small Cap Growth Fund

THE TRUST

This Statement of Additional Information relates to AIM Growth Series (the "Trust") and its investment portfolio, AIM Small Cap Growth Fund (the "Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and trustees of the Fund, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of AIM Small Cap Growth Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM Small Cap Growth Fund are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM Small Company Growth Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth as Appendix II.

The pro forma financial statements of AIM Small Cap Growth Fund are set forth as Appendix III.

                                                                     APPENDIX I

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM GROWTH SERIES
                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                                 (713) 626-1919

                       ----------------------------------




This Statement of Additional Information relates to the Class A, Class B, Class C, Class R and Investor Class shares of each portfolio (each a "Fund," collectively the "Funds") of AIM Growth Series listed below. This Statement of Additional Information is not a Prospectus, and it should be read in conjunction with the Prospectuses for the Class A, Class B, Class C and Class R shares of the Funds listed below. You may obtain a copy of any Prospectus for any Fund listed below from an authorized dealer or by writing to:

                          AIM Investment Services, Inc.
                                  P.O. Box 4739
                            Houston, Texas 77210-4739
                          or by calling (800) 959-4246


                       ----------------------------------



This Statement of Additional Information, dated December 14, 2005, relates to the Class A, Class B, Class C, Class R and Investor Class shares of the following Prospectuses:

                FUND                                             DATED
                ----                                             -----
           AIM Basic Value Fund                            April 29, 2005
     AIM Conservative Allocation Fund                      April 29, 2005
          AIM Global Equity Fund                          October 31, 2005
        AIM Growth Allocation Fund                         April 29, 2005
        AIM Income Allocation Fund                        October 31, 2005
     AIM International Allocation Fund                    October 31, 2005
       AIM Mid Cap Core Equity Fund                        April 29, 2005
       AIM Moderate Allocation Fund                        April 29, 2005
    AIM Moderate Growth Allocation Fund                    April 29, 2005
AIM Moderately Conservative Allocation Fund                April 29, 2005
         AIM Small Cap Growth Fund                        December 14, 2005

                                AIM GROWTH SERIES
                       Statement of Additional Information

                                Table of Contents

                                                                                                                   PAGE
GENERAL INFORMATION ABOUT THE TRUST..............................................................................    1
         Fund History............................................................................................    1
         Shares of Beneficial Interest...........................................................................    2

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.........................................................    4
         Classification..........................................................................................    4
         Investment Strategies and Risks.........................................................................    4
                  Asset Allocation Funds.........................................................................    4
                  Equity Investments.............................................................................   11
                  Foreign Investments............................................................................   12
                  Debt Investments...............................................................................   14
                  Other Investments..............................................................................   20
                  Investment Techniques..........................................................................   22
                  Derivatives....................................................................................   27
                  Additional Securities or Investment Techniques.................................................   34
         Fund Policies...........................................................................................   35
         Temporary Defensive Positions...........................................................................   38
         Portfolio Turnover......................................................................................   38
         Policies and Procedures for Disclosure of Fund Holdings.................................................   38

MANAGEMENT OF THE TRUST..........................................................................................   41
         Board of Trustees.......................................................................................   41
         Management Information..................................................................................   41
                  Trustee Ownership of Fund Shares...............................................................   44
                  Approval of Investment Advisory Agreements and Summary of Independent Written Fee Evaluation...   44
         Compensation............................................................................................   69
                  Retirement Plan For Trustees...................................................................   69
                  Deferred Compensation Agreements...............................................................   70
                  Purchases of Class A Shares of the Funds at Net Asset Value....................................   70
         Codes of Ethics.........................................................................................   70
         Proxy Voting Policies...................................................................................   71

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................   71

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................   71
         Investment Advisor......................................................................................   71
                  Portfolio Managers.............................................................................   73
                  Securities Lending Arrangements................................................................   74
         Service Agreements......................................................................................   74
         Other Service Providers.................................................................................   74

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................   75
         Brokerage Transactions..................................................................................   75
         Commissions.............................................................................................   76
         Broker Selection........................................................................................   76
         Directed Brokerage (Research Services)..................................................................   79
         Regular Brokers.........................................................................................   79
         Allocation of Portfolio Transactions....................................................................   79

                                                                                                                   PAGE
         Allocation of Equity Initial Public Offering ("IPO") Transactions......................................    79
PURCHASE, REDEMPTION AND PRICING OF SHARES......................................................................    80
         Transactions through financial intermediaries..........................................................    80
         Purchase and Redemption of Shares......................................................................    80
         Offering Price.........................................................................................   100
         Redemptions In Kind....................................................................................   101
         Backup Withholding.....................................................................................   101

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS........................................................................   102
         Dividends and Distributions............................................................................   102
         Tax Matters............................................................................................   103

DISTRIBUTION OF SECURITIES......................................................................................   111
         Distribution Plans.....................................................................................   111
         Distributor............................................................................................   113

CALCULATION OF PERFORMANCE DATA.................................................................................   114

PENDING LITIGATION..............................................................................................   120


APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................   A-1

EXAMPLES OF PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS......................   B-1

TRUSTEES AND OFFICERS...........................................................................................   C-1

TRUSTEE COMPENSATION TABLE......................................................................................   D-1

PROXY POLICIES AND PROCEDURES...................................................................................   E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................   F-1

MANAGEMENT FEES.................................................................................................   G-1

PORTFOLIO MANAGERS..............................................................................................   H-1

ADMINISTRATIVE SERVICES FEES ...................................................................................   I-1

BROKERAGE COMMISSIONS ..........................................................................................   J-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS................   K-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................   L-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................   M-1

TOTAL SALES CHARGES.............................................................................................   N-1

PERFORMANCE DATA................................................................................................   O-1

PENDING LITIGATION .............................................................................................   P-1

FINANCIAL STATEMENTS............................................................................................    FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Growth Series (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of eleven separate portfolios: AIM Basic Value Fund, AIM Conservative Allocation Fund, AIM Global Equity Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM International Allocation Fund, AIM Mid Cap Core Equity Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, AIM Moderately Conservative Allocation Fund and AIM Small Cap Growth Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on February 19, 1985 as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on May 29, 1998. The following Funds were included in the reorganization: AIM Basic Value Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 29, 1998 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof) of GT Global Growth Series, the Trust's predecessor. Effective June 5, 2000, AIM Basic Value Fund no longer invests all of its investable assets in the Value Portfolio and directly invests in the securities in which it previously indirectly invested by virtue of its interests in the Value Portfolio. Effective September 11, 2000, AIM Small Cap Growth Fund no longer invests all of its investable assets in the Small Cap Portfolio and directly invests in the securities in which it previously indirectly invested by virtue of its interests in the Small Cap Portfolio. Prior to September 8, 1998, AIM Basic Value Fund was known as AIM America Value Fund and AIM Small Cap Growth Fund was known as AIM Small Cap Equity Fund. Prior to July 1, 2002, AIM Mid Cap Core Equity Fund was known as AIM Mid Cap Equity Fund (which was known as AIM Mid Cap Growth Fund prior to September 8, 1998). Prior to March 31, 2004, AIM Global Equity Fund was known as AIM Global Trends Fund. AIM Global Equity Fund succeeded to the assets and assumed the liabilities of a series portfolio with a corresponding name (the "Predecessor Fund") of AIM Series Trust, a Delaware statutory trust, on November 4, 2003. All historical information and other information contained in this Statement of Additional Information for periods prior to November 4, 2003, relating to AIM Global Equity Fund (or a class thereof) is that of the Predecessor Fund (or a corresponding class thereof). Prior to April 29, 2005, AIM Growth Allocation Fund was known as AIM Aggressive Allocation Fund. Each of the other Funds commenced operations as a series of the Trust.

         Effective as of March 18, 2002, AIM Small Cap Growth Fund limited public sales of its shares to certain investors. Also, effective as of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund limited public sales of its shares to certain investors. The following types of investors may continue to invest in either Fund if they are invested in the Fund as of the date on which the Fund limited public sales of its shares to certain investors and remain invested in the Fund after that date: existing shareholders of the Fund; existing shareholders of the Fund who open other accounts in their name; retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code"); retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code; retirement plans maintained pursuant to Section 457 of the Code; non-qualified deferred compensation plans maintained pursuant to
Section 83 of the Code; and Qualified Tuition Programs maintained pursuant to
Section 529 of the Code. Future investments in the Fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. ("AIM Distributors"). Please contact AIM Distributors for approval. The following types of investors may open new accounts in either Fund, if approved by AIM Distributors: retirement plans maintained pursuant to Section 401 of the Code; retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code; retirement plans maintained pursuant to Section 457 of the Code; non-qualified deferred compensation plans maintained pursuant to Section 83 of the Code; Qualified Tuition Programs maintained pursuant to Section 529 of the Code; and the portfolio management team, including analysts. Such plans and programs that are considering AIM Small Cap Growth Fund or AIM Mid Cap Core Equity Fund as an investment option should contact AIM Distributors for approval. At A I M Advisors, Inc.'s ("AIM") discretion, proprietary asset allocation funds may open new accounts in the Fund.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers separate classes of shares as follows:


                                                                                                 INVESTOR    INSTITUTIONAL
FUND                                         CLASS A      CLASS B      CLASS C       CLASS R       CLASS         CLASS
----                                         -------      -------      -------       -------     --------    -------------
AIM Basic Value Fund                            X            X            X             X                          X
AIM Conservative Allocation Fund                X            X            X             X                          X
AIM Global Equity Fund                          X            X            X             X                          X
AIM Growth Allocation Fund                      X            X            X             X                          X
AIM Income Allocation Fund                      X            X            X             X                          X
AIM International Allocation Fund               X            X            X             X                          X
AIM Mid Cap Core Equity Fund                    X            X            X             X                          X
AIM Moderate Allocation Fund                    X            X            X             X                          X
AIM Moderate Growth Allocation Fund             X            X            X             X                          X
AIM Moderately Conservative Allocation Fund     X            X            X             X                          X
AIM Small Cap Growth Fund                       X            X            X             X            X             X

         This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R and Investor Class shares, if applicable, of the Funds. The Institutional Class shares of the Funds which are discussed in a separate Statement of Additional Information are intended for use by certain eligible institutional investors and are available to the following:

         o banks and trust companies acting in a fiduciary or similar capacity;

         o        bank and trust company common and collective trust funds;

         o        banks and trust companies investing for their own account;

         o        entities acting for the account of a public entity (e.g.
                  Taft-Hartley funds, states, cities of government agencies);

         o        retirement plans; and

         o platform sponsors with which AIM Distributors has entered into an agreement.

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A or shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with AIM, and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in an action by or in the right of the Trust. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

Asset Allocation Funds

         AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM International Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund (the "Asset Allocation Funds") are "funds of funds" which invest in other underlying funds and do not directly invest in the securities or use the investment techniques indicated in the table.

         Following is the list of the Asset Allocation Funds' Underlying Funds ("Underlying Funds") and their related percentage allocations. The Underlying Funds and their percentage allocations have been selected for use over longer time periods, but may be changed in the future without shareholder approval. The actual percentage allocations will vary from the target weightings in the underlying funds due to factors such as market movements and capital flows. AIM automatically rebalances the Asset Allocation Funds' investments in the Underlying Funds on an annual basis to bring them back within their percentage allocations. AIM has the ability to rebalance on a more frequent basis if necessary. Some portion of each Asset Allocation Fund's portfolio may be held in cash due to purchase and redemption activity and other short term cash needs and the percentage allocations do not reflect the Asset Allocation Funds' working cash balances. Cash flows will be managed to help maintain target percentage allocations. AIM may change an Underlying Fund or its percentage allocation without shareholder approval.

                                                                                                               AIM          AIM
                                         AIM          AIM          AIM           AIM            AIM        MODERATE     MODERATELY
                                    CONSERVATIVE     GROWTH       INCOME     INTERNATIONAL    MODERATE      GROWTH     CONSERVATIVE
                                     ALLOCATION    ALLOCATION   ALLOCATION     ALLOCATION    ALLOCATION   ALLOCATION   ALLOCATION
                                        FUND          FUND         FUND          FUND           FUND         FUND          FUND
                                    ------------   ----------   ----------   -------------   ----------   ----------   ------------
AIM Capital Development Fund              0%           0%           0%              0%           5%           0%           2.5%
AIM Charter Fund                          5%           0%           0%              0%           0%           0%             0%
AIM Developing Markets Fund               0%           0%           0%              5%           0%           0%             0%
AIM Diversified Dividend Fund             0%           0%          15%              0%           0%           0%             0%
AIM Dynamics Fund                         0%           5%           0%              0%           0%           5%             0%
AIM Global Value Fund                     0%           0%           0%           27.5%           0%           0%             0%
AIM High Yield Fund                       0%           5%          15%              0%          10%          10%             5%
AIM Income Fund                           0%           0%          10%              0%           0%           0%             0%
AIM International Core Equity Fund      2.5%        12.5%           5%             35%          10%          11%             5%
AIM Intermediate Government Fund          0%           0%          10%              0%           0%           0%            15%
AIM International Growth Fund             0%        12.5%           0%           22.5%         7.5%          11%           2.5%
AIM International Small Company Fund      0%           0%           0%             10%           0%           0%             0%
AIM Large Cap Basic Value Fund            5%        17.5%           0%              0%          10%          14%         11.25%
AIM Large Cap Growth Fund                 5%          20%           0%              0%        12.5%        16.5%         11.25%
AIM Limited Maturity Treasury Fund       15%           0%           0%              0%           0%           0%             0%
AIM Mid Cap Basic Value Fund              0%           0%           0%              0%           5%           5%             5%
AIM Multi-Sector Fund                   2.5%        12.5%           0%              0%           5%         7.5%           2.5%
AIM Real Estate Fund                      0%           5%           7%              0%           0%         2.5%             0%
AIM Small Cap Equity Fund                 0%           0%           0%              0%           0%         7.5%             0%
AIM Small Company Growth Fund             0%          10%           0%              0%           0%           0%             0%
AIM Short Term Bond Fund                 25%           0%          10%              0%           5%           0%            15%
AIM Total Return Bond Fund               25%           0%          20%              0%          25%          10%            25%
AIM Trimark Endeavor Fund                 5%           0%           0%              0%           0%           0%             0%
AIM Trimark Small Companies Fund          0%           0%           0%              0%           5%           0%             0%
AIM Utilities Fund                        0%           0%           8%              0%           0%           0%             0%
A money market fund or direct
investments in cash equivalents
and U.S. Government securities           10%           0%           0%              0%           0%           0%             0%

                                AIM GROWTH SERIES
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES



    FUND                                                                           AIM MID              AIM         AIM       AIM
----------            AIM      AIM        AIM      AIM       AIM         AIM         CAP     AIM      MODERATE   MODERATELY  SMALL
SECURITY/            BASIC CONSERVATIVE GLOBAL   GROWTH     INCOME   INTERNATIONAL  CORE   MODERATE    GROWTH   CONSERVATIVE  CAP
INVESTMENT           VALUE  ALLOCATION  EQUITY ALLOCATION ALLOCATION  ALLOCATION   EQUITY ALLOCATION ALLOCATION  ALLOCATION  GROWTH
TECHNIQUE             FUND     FUND*     FUND     FUND*      FUND*       FUND*      FUND    FUND*       FUND*      FUND*     FUND
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
                                                                  EQUITY INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock           X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Preferred Stock        X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Convertible
Securities             X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Alternative Entity
Securities             X         X        X         X         X           X          X         X          X           X        X
-----------------------------------------------------------------------------------------------------------------------------------
                                                               FOREIGN INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Securities     X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Foreign Government
Obligations            X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Foreign Exchange
Transactions           X         X        X         X         X           X          X         X          X           X        X
-----------------------------------------------------------------------------------------------------------------------------------
                                                       DEBT INVESTMENTS FOR FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Obligations                      X                  X         X           X                    X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Rule 2a-7
Requirements                     X                            X                                X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Mortgage-Backed and
Asset-Backed
Securities                       X                            X                                X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Collateralized
Mortgage
Obligations                      X                            X                                X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Bank Instruments                 X                            X                                X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Commercial
Instruments                      X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Participation
Interests                        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Municipal
Securities                       X                                                             X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Municipal Lease
Obligations                                                   X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------

                                AIM GROWTH SERIES
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES



    FUND                                                                           AIM MID              AIM         AIM       AIM
----------            AIM      AIM        AIM      AIM       AIM         AIM         CAP     AIM      MODERATE   MODERATELY  SMALL
SECURITY/            BASIC CONSERVATIVE GLOBAL   GROWTH     INCOME   INTERNATIONAL  CORE   MODERATE    GROWTH   CONSERVATIVE  CAP
INVESTMENT           VALUE  ALLOCATION  EQUITY ALLOCATION ALLOCATION  ALLOCATION   EQUITY ALLOCATION ALLOCATION  ALLOCATION  GROWTH
TECHNIQUE             FUND     FUND*     FUND     FUND*      FUND*       FUND*      FUND    FUND*       FUND*      FUND*     FUND
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Investment Grade
Corporate Debt
Obligations                      X                            X           X                    X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Junk Bonds                       X                            X           X                    X          X           X
-----------------------------------------------------------------------------------------------------------------------------------
                                               DEBT INVESTMENTS FOR EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Obligations            X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Mortgage-Backed and
Asset-Backed
Securities                       X        X         X         X           X                    X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Collateralized
Mortgage
Obligations                      X        X         X         X           X                    X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Investment Grade
Corporate Debt
Obligations            X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Junk Bonds                       X        X         X         X           X                    X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Liquid Assets          X         X        X         X         X           X          X         X          X           X        X
-----------------------------------------------------------------------------------------------------------------------------------
                                                       OTHER INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
REITs                  X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Other Investment
Companies              X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Defaulted
Securities                                          X         X                                X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Municipal Forward
Contracts
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Variable or
Floating Rate
Instruments                      X                  X         X           X                    X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Indexed Securities               X                  X                     X                    X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Zero-Coupon and
Pay-in-Kind
Securities                       X                  X         X           X                    X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Synthetic Municipal
Instruments
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------

                                AIM GROWTH SERIES
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


    FUND                                                                           AIM MID              AIM         AIM       AIM
----------            AIM      AIM        AIM      AIM       AIM         AIM         CAP     AIM      MODERATE   MODERATELY  SMALL
SECURITY/            BASIC CONSERVATIVE GLOBAL   GROWTH     INCOME   INTERNATIONAL  CORE   MODERATE    GROWTH   CONSERVATIVE  CAP
INVESTMENT           VALUE  ALLOCATION  EQUITY ALLOCATION ALLOCATION  ALLOCATION   EQUITY ALLOCATION ALLOCATION  ALLOCATION  GROWTH
TECHNIQUE             FUND     FUND*     FUND     FUND*      FUND*       FUND*      FUND    FUND*       FUND*      FUND*     FUND
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
                                                      INVESTMENT TECHNIQUES
-----------------------------------------------------------------------------------------------------------------------------------
Delayed Delivery
Transactions           X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
When-Issued
Securities             X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Short Sales            X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Margin Transactions
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Swap Agreements        X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Interfund Loans        X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Borrowing              X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Lending Portfolio
Securities             X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Repurchase
Agreements             X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Reverse Repurchase
Agreements             X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Dollar Rolls           X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Illiquid Securities    X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Rule 144A
Securities             X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Unseasoned Issuers     X         X        X        X          X           X                    X          X           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Sale of Money
Market Securities                X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Standby Commitments
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   DERIVATIVES
-----------------------------------------------------------------------------------------------------------------------------------
Equity-Linked
Derivatives            X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Bundled Securities                                            X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------

                                AIM GROWTH SERIES
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES



    FUND                                                                           AIM MID              AIM         AIM       AIM
----------            AIM      AIM        AIM      AIM       AIM         AIM         CAP     AIM      MODERATE   MODERATELY  SMALL
SECURITY/            BASIC CONSERVATIVE GLOBAL   GROWTH     INCOME   INTERNATIONAL  CORE   MODERATE    GROWTH   CONSERVATIVE  CAP
INVESTMENT           VALUE  ALLOCATION  EQUITY ALLOCATION ALLOCATION  ALLOCATION   EQUITY ALLOCATION ALLOCATION  ALLOCATION  GROWTH
TECHNIQUE             FUND     FUND*     FUND     FUND*      FUND*       FUND*      FUND    FUND*       FUND*      FUND*     FUND
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Put Options            X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Call Options           X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Straddles              X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Warrants               X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Futures Contracts
and Options on
Futures Contracts      X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Forward Currency
Contracts              X         X        X         X         X           X          X         X          X           X        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Cover                  X         X        X         X         X           X          X         X          X           X        X
-----------------------------------------------------------------------------------------------------------------------------------
                                         ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Bank
Obligations            X         X        X         X                     X          X         X                               X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Loan Participations
and Assignments                                                           X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Indexed Commercial
Paper                                                                     X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Premium Securities                                                        X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Structured
Investments                                                               X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Stripped Income
Securities                                                                X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Privatizations                   X        X                               X                    X                      X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Samurai and Yankee
Bonds                            X        X         X                     X                    X                      X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------

                                AIM GROWTH SERIES
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES



    FUND                                                                           AIM MID              AIM         AIM       AIM
----------            AIM      AIM        AIM      AIM       AIM         AIM         CAP     AIM      MODERATE   MODERATELY  SMALL
SECURITY/            BASIC CONSERVATIVE GLOBAL   GROWTH     INCOME   INTERNATIONAL  CORE   MODERATE    GROWTH   CONSERVATIVE  CAP
INVESTMENT           VALUE  ALLOCATION  EQUITY ALLOCATION ALLOCATION  ALLOCATION   EQUITY ALLOCATION ALLOCATION  ALLOCATION  GROWTH
TECHNIQUE             FUND     FUND*     FUND     FUND*      FUND*       FUND*      FUND    FUND*       FUND*      FUND*     FUND
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Master Limited
Partnerships                                                  X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------
Investments with
Entities
with Relationships
with the
Funds/Advisors         X                  X         X                                X                                         X
-------------------  ----- ------------ ------ ---------- ---------- ------------- ------ ---------- ---------- ------------ ------

* AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM International Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund are "funds of funds" which invest in other underlying funds and do not directly invest in the securities or use the investment techniques indicated in the table. The investment techniques discussed in the table above are those of the Underlying Funds.

         The language below discusses investment strategies of AIM Basic Value Fund, AIM Global Equity Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund and of the Underlying Funds in which the Asset Allocation Funds may invest.

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         Certain Funds will not acquire equity securities, other than preferred stocks, except when (a) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (b) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interests of the same or a different issuer; or (c) in the case of an exchange offer whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.

         Certain Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments for Equity Funds -- Junk Bonds" below.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund (except for the Asset Allocation Funds and AIM Global Equity
Fund) may invest up to 25% of their total assets in foreign securities. AIM Global Equity Fund may invest a significant amount of its total assets in foreign securities.

         AIM Growth Allocation Fund, AIM Moderate Allocation Fund and AIM Moderate Growth Allocation Fund may invest up to 25%, 22% and 20%, respectively, of their total assets in global or international equity funds. AIM Conservative Allocation Fund and AIM Moderately Conservative Allocation Fund may invest up to 25% and 40%, respectively, of their total assets in equity funds, some of which may invest up to 25% of their total assets in foreign securities. AIM Income Allocation Fund may invest up to 35% of its assets in equity funds, most of which can invest up to 25% in foreign securities, some of which may invest more than 25% of their total assets in foreign securities. AIM International Allocation Fund invests 100% of its total assets in equity funds, all of which invest more than 80% of their total assets in foreign securities, some of which may invest 100% in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         Risks of Developing Countries. AIM Global Equity Fund may invest up to 20% and AIM Basic Value Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund may each invest up to 5%, of their respective total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries.

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

         RULE 2A-7 REQUIREMENTS. Money market instruments in which a Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from a NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from a NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Since the Fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect their share price. The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

         The money market fund in which AIM Conservative Allocation Fund and AIM Moderately Conservative Allocation Fund invests will limit investments in money market obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Certain Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). Certain Funds may invest in CMOs. These Funds can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         BANK INSTRUMENTS. Certain Funds may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

         Certain Funds may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

         COMMERCIAL INSTRUMENTS. Certain Funds intend to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

         PARTICIPATION INTERESTS. Certain Funds may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a creditor of the Participant and thus the Fund is subject to the credit risk of both the Borrower and a Lendor or Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

         MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

         Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

         The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.

         Municipal Securities also include the following securities:

                  o Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

                  o Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

                  o Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

                  o Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

         Certain Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

         Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

         Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A -- Ratings of Debt Securities".

         If a Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

         Certain Funds may invest in securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, a Fund may invest more than 25% of its assets in securities insured by the same insurance company.

         Other Considerations. The ability of a Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by a Fund to meet their obligations for the payment of interest and principal when due. The securities in which a Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

         There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

         The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider: (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         JUNK BONDS. Certain Funds may invest in junk bonds. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         A Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

         Descriptions of debt securities ratings are found in Appendix A.

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. Each Fund may purchase shares of other investment companies. As discussed previously, the Asset Allocation Funds are structured as "funds of funds" under the 1940 Act and invest in other investment companies that have AIM as an investment advisor (the "AIM Funds"). The Funds other than the Asset Allocation Funds are prohibited under the 1940 Act from purchasing shares of other AIM Funds, absent an exemptive order from the SEC. The Funds other than the Asset Allocation Funds have obtained such an exemptive order allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund. As "funds of funds" under the 1940 Act, the Asset Allocation Funds are not subject to this restriction.

         For each Fund other than the Asset Allocation Funds, the following restrictions apply to investments in other investment companies: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to the Funds' investments in Affiliated Money Market Funds, although such investments are subject to the 25% restriction discussed above. Also, as "funds of funds" under the 1940 Act, the Asset Allocation Funds are not subject to these restrictions.

WITH RESPECT TO A FUND'S PURCHASE OF SHARES OF ANOTHER INVESTMENT COMPANY, INCLUDING AN AFFILIATED MONEY MARKET FUND AND AN UNDERLYING AIM FUND (IN THE CASE OF THE ASSET ALLOCATION FUNDS), THE FUND WILL INDIRECTLY BEAR ITS PROPORTIONATE SHARE OF THE ADVISORY FEES AND OTHER OPERATING EXPENSES OF SUCH INVESTMENT COMPANY.

         DEFAULTED SECURITIES. Certain Funds may invest in defaulted securities. In order to enforce its rights in defaulted securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by the Funds in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

         VARIABLE OR FLOATING RATE INSTRUMENTS. Certain Funds may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.

         INDEXED SECURITIES. Certain Funds may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. Certain Funds may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, certain Underlying Funds may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Certain Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

         CREDIT DEFAULT SWAPS. Certain Funds may enter into Credit Default Swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party would assume the risk of a referenced debt obligation in the event of default. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. The Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, the Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.

         CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. The Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

         As a buyer of a CDS, the Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value", of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

         As a seller of CDS, the Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement.

         Risks of CDS include the risk that a counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

         Credit Derivatives may create covered or uncovered exposure to the Funds. The Funds generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying a Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.

         CDS agreements are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. The Fund's obligation or rights will be the net amount owed to or by the counterparty. A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. The Fund will not enter into a swap agreement with an single counterparty if the net amount owed or to be received under existing contracts with that counterparty would exceed 5% of the Fund's net assets determined on the date the CDS is entered into.

         CDS Options. The Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters -- Swap Agreements and Credit Default Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         Lending Portfolio Securities. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         The investment policies of certain Underlying Funds permit them to invest in repurchase agreements with banks and broker-dealers pertaining to U.S. Treasury obligations. However, in order to maximize the Fund's dividends which are exempt from state income taxation, as a matter of operating policy, the Fund does not currently invest in repurchase agreements.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

         SALE OF MONEY MARKET SECURITIES. The money market fund in which AIM Conservative Allocation Fund and AIM Moderately Conservative Allocation Fund invests does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, AIM may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure. AIM may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund's net income.

Derivatives

         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         Certain of the Underlying Funds may not invest in puts, calls, straddles, spreads or any combination thereof.

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for certain Funds, those Funds may from time to time invest in trust certificates (such as TRAINS) or similar instruments representing fractional undivided interest in an underlying pool of such appropriate securities. The Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates. To that extent, such certificates are generally subject to the same risks as the underlying securities. The Funds will examine the characteristics of the underlying securities for compliance with most investment criteria but will determine liquidity with reference to the certificates themselves. To the extent that such certificates involve interest rate swaps or other derivative devices, a Fund may invest in such certificates if the Fund is permitted to engage in interest rate swaps or other such derivative devices.

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible, into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. Certain Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all of the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         COMMERCIAL BANK OBLIGATIONS. For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

         INDEXED COMMERCIAL PAPER. Certain Funds may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a fund to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund will not purchase such commercial paper for speculation.

         PREMIUM SECURITIES. Certain Funds may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. A Fund might not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides a Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by a Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, a Fund will realize a loss if it holds such securities to maturity.

         STRUCTURED INVESTMENTS. Certain Funds may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         The Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structures Investments.

         Certain issuers of Structures Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described below under "Investment Strategies and Risks -- Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

         STRIPPED INCOME SECURITIES. Certain Funds may invest a portion of its assets in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

         PRIVATIZATIONS. Certain Funds may invest in privatizations. The governments of some foreign countries have been engaged in selling part or all of their stakes in government-owned or controlled enterprises ("privatizations"). AIM believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Fund to participate may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

         SAMURAI AND YANKEE BONDS. Subject to their fundamental investment restrictions, certain Funds may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of a Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

         INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISOR. Each Fund, other than the Asset Allocation Funds, may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates:
(i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) AIM Basic Value Fund, AIM Global Equity Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         Each of the Asset Allocation Funds will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of investment companies. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         (7) AIM Basic Value Fund, AIM Global Equity Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         ADDITIONAL NON-FUNDAMENTAL POLICIES.  As non-fundamental policies:

         (1) AIM Mid Cap Core Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (2) AIM Small Cap Growth Fund normally invests at least 80% of its assets in securities of small-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (3) AIM Global Equity Fund normally invests at least 80% of its assets in equity securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or U.S. Government securities. Each of the Funds other than the Asset Allocation Funds may also invest in high-quality debt instruments and may invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

         For the fiscal years ended December 31, 2003 and 2004, the portfolio turnover rates for AIM Global Equity Fund were 178% and 115%, respectively. This decrease was largely due to lower portfolio activity in 2004. The management team makes trades based on its assessment of the risk/return tradeoff in the marketplace, so any variation in portfolio activity from one year to the next is a function of this assessment.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

         The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

         PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Funds disclose the following portfolio holdings information on www.aiminvestments.com(1):

                                            APPROXIMATE DATE OF                INFORMATION REMAINS
INFORMATION                                   WEBSITE POSTING                  POSTED ON WEBSITE
-----------                                 -------------------                -------------------
Top ten holdings as of month end      15 days after month end                Until replaced with the
                                                                             following month's top ten
                                                                             holdings

Select holdings included in the       29 days after calendar quarter end     Until replaced with the
Fund's Quarterly Performance Update                                          following quarter's Quarterly
                                                                             Performance Update

Complete portfolio holdings as of     30 days after calendar quarter end     For one year
calendar quarter end

Complete portfolio holdings as of     60-70 days after fiscal quarter end    For one year
fiscal quarter end

---------
(1) To locate the Fund's portfolio holdings information on www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the fund Overview link and select the Fund from the drop down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

         These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

         SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

         The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

         AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

         o        Attorneys and accountants;

         o        Securities lending agents;

         o        Lenders to the AIM Funds;

         o        Rating and rankings agencies;

         o        Persons assisting in the voting of proxies;

         o        AIM Funds' custodians;

         o The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

         o Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

         o        Financial printers;

         o Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

         o Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

         AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

         The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

         DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' subadvisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Funds.

         From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the applicable Fund, persons considering investing in the applicable Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

         From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

         DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

         DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

         AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

         The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

         The current members of the Audit Committee are James T. Bunch, Edward
K. Dunn, Jr. (Chair), Lewis F. Pennock, Raymond Stickel, Jr. and Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent registered public accountant's qualifications, independence and performance;
(ii) appoint independent registered public accountants for the Funds; (iii) to the extent required by Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent registered public accountants; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2004, the Audit Committee held eight meetings.

         The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer;
(xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman;
(xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2004, the Compliance Committee held two meetings.

         The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Crockett, Dowden (Chair), Jack M. Fields (Vice Chair) and Gerald J. Lewis. The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2004, the Governance Committee held seven meetings.

         Notice procedures set forth in the Trust's bylaws require that any shareholder of a fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

         The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Soll, Stickel and Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Funds, and to recommend what action the Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended December 31, 2004, the Investments Committee held eight meetings.

         The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

         The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll, and Mark H. Williamson (Chair) and Miss Quigley. The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended December 31, 2004, the Valuation Committee held two meetings.

         The members of the Special Market Timing Litigation Committee are Messrs. Crockett, Dowden (Vice Chair), Dunn and Lewis (Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the Funds concerning alleged excessive short term trading in shares of the Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the Funds, and for recommending to the independent trustees what actions, if any, should be taken by the Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and

(b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2004, the Special Market Timing Litigation Committee held seven meetings.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

Approval of Investment Advisory Agreements and Summary of Independent Written Fee Evaluation

         The Board oversees the management of each Fund and, as required by law, determines annually whether to approve the continuance of each Fund's advisory agreement with AIM. Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved (i) the continuance of the advisory agreement between each Fund (other than AIM Income Allocation Fund and AIM International Allocation Fund (each a "New Fund")) and AIM for another year, effective July 1, 2005 and (ii) the advisory agreement between each New Fund and AIM for an initial period ending December 31, 2006 (collectively, the "Advisory Agreement").

         The Board considered the factors discussed below in evaluating the fairness and reasonableness of each Fund's Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of each Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

         One of the responsibilities of the Senior Officer of the Funds, who is independent of AIM and AIM's affiliates, is to manage the process by which the Funds' proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared an independent written evaluation (which did not include the New Funds). Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

         The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith (with respect to each Fund except the New Funds), as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of each Fund's Advisory Agreement (including each New Fund's Advisory Agreement). After consideration of all of the factors below and based on its informed business judgment, the Board determined that each Fund's Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under each Fund's Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

AIM BASIC VALUE FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the one and three year periods was below the median performance of such comparable funds and above such median performance for the five year period. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

o The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Large Cap Value Fund Index. The Board noted that the Fund's performance for the one and three year periods was comparable to the performance of such Index and above such Index for the five year period. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

o        Meeting with the Fund's portfolio managers and investment personnel.
         With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the advisory fee rates for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; (ii) was lower than the advisory fee rate for an offshore fund for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund; (iii) was higher than the sub-advisory fee rates for an unaffiliated mutual fund for which an affiliate of AIM serves as sub-advisor, although the total management fees paid by such unaffiliated mutual fund were higher than the advisory fee rate for the Fund; and (iv) was higher than the advisory fee rates for twenty separately managed wrap accounts managed by an AIM affiliate, and lower than the advisory fee rates for two separately managed wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

o Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

o Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2009. The Board considered the effect this fee waiver would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

o Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes three breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

o Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

o Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

o Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

o Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM CONSERVATIVE ALLOCATION FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the

         Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of the Fund relative to comparable funds. Not applicable because the Fund has recently commenced operations.

o The performance of the Fund relative to indices. Not applicable because the Fund has recently commenced operations.

o        Meeting with the Fund's portfolio managers and investment personnel.
         With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Fees relative to those of comparable funds with other advisors. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through December 31, 2005 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through December 31, 2005. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

o Breakpoints and economies of scale. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

o Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

o Profitability of AIM and its affiliates. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

o Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM GLOBAL EQUITY FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance for the one and three year periods was at or above the median performance of such comparable funds and below such median performance for the five year period. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

o The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Global Multi-Cap Core Index. The Board noted that the Fund's performance in such periods was above the performance of such Index. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

o        Meeting with the Fund's portfolio managers and investment personnel.
         With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not serve as an advisor to other mutual funds or other clients with investment strategies comparable to those of the Fund.

o Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

o Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until December 31, 2009. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through December 31, 2005 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund (other than Institutional Class shares). The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until December 31, 2005. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

o Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes three breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through December 31, 2009 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

o Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

o Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

o Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

o Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM GROWTH ALLOCATION FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of the Fund relative to comparable funds. Not applicable because the Fund has recently commenced operations.

o The performance of the Fund relative to indices. Not applicable because the Fund has recently commenced operations.

o        Meeting with the Fund's portfolio managers and investment personnel.
         With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Fees relative to those of comparable funds with other advisors. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through December 31, 2005 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through December 31, 2005. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

o Breakpoints and economies of scale. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

o Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

o Profitability of AIM and its affiliates. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory

         Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

o Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM INCOME ALLOCATION FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on this review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM is currently providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.

o The performance of the Fund relative to indices. Not applicable because this is a new Fund.

o        Meeting with the Fund's portfolio managers and investment personnel.
         The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o        Overall performance of AIM. Not applicable because this is a new Fund.
         However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to other mutual funds advised by AIM and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay advisory fees.

o Fees relative to those of comparable funds with other advisors. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay advisory fees.

o Expense limitations and fee waivers. The Board reviewed AIM's proposed annual expense limitation for the Fund that would, until December 31, 2006, limit Other Expenses (excluding interest, taxes, dividend expense on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board, and increases in expenses due to expense offset arrangements, if any) of each class of shares of the Fund to 0.04% of the Fund's average daily net assets, and the effect it would have on the Fund's estimated total expenses. The Board concluded that such expense limitation for the Fund was fair and reasonable.

o Breakpoints and economies of scale. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay advisory fees.

o Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

o Profitability of AIM and its affiliates. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay advisory fees.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the Board's knowledge of AIM's operations, and concluded that it was beneficial to approve the Advisory Agreement, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services.

o Other factors and current trends. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM INTERNATIONAL ALLOCATION FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on this review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM is currently providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.

o The performance of the Fund relative to indices. Not applicable because this is a new Fund.

o        Meeting with the Fund's portfolio managers and investment personnel.
         The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o        Overall performance of AIM. Not applicable because this is a new Fund.
         However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to other mutual funds advised by AIM and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay advisory fees.

o Fees relative to those of comparable funds with other advisors. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay advisory fees.

o Expense limitations and fee waivers. The Board reviewed AIM's proposed annual expense limitation for the Fund that would, until December 31, 2006, limit Other Expenses (excluding interest, taxes, dividend expense on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board, and increases in expenses due to expense offset arrangements, if any) of each class of shares of the Fund to 0.18% of the Fund's average daily net assets, and the effect it would have on the Fund's estimated total expenses. The Board concluded that such expense limitation for the Fund was fair and reasonable.

o Breakpoints and economies of scale. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay advisory fees.

o Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

o Profitability of AIM and its affiliates. The Board noted that AIM will not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay advisory fees.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the Board's knowledge of AIM's operations, and concluded that it was beneficial to approve the Advisory Agreement, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services.

o Other factors and current trends. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM MID CAP CORE EQUITY FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was below the median performance of such comparable funds for the one and three year periods and at such median performance for the five year period. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

o The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Mid-Cap Core Index. The Board noted that the Fund's performance was below the performance of such Index for the one and three year periods and above such Index for the five year period. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

o        Meeting with the Fund's portfolio managers and investment personnel.
         With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the advisory fee rates for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; (ii) was higher than the sub-advisory fee rates for three unaffiliated mutual funds for which an AIM affiliate serves as sub-advisor, although the total management fees paid by such unaffiliated mutual funds were higher than the advisory fee rate for the Fund; and (iii) was higher than the advisory fee rates for 24 separately managed wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund, comparable to the advisory fee rates for one such wrap account, and lower than the advisory fee rates for two such wrap accounts. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

o Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was at the median rate of the funds advised by other advisors with investment strategies comparable to those of the

         Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

o Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board considered the effect this fee waiver would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

o Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes three breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

o Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

o Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable. The Board also considered the Senior Officer's recommendation that the Board consider an additional fee waiver for the Fund due to the Fund's under-performance and relatively high historic cash position. The Board concluded that such a fee waiver was not appropriate for the Fund at this time and that, rather than requesting such a fee waiver from AIM, the Board should receive from AIM (i) additional information regarding the use of cash in the Fund's overall investment strategy and (ii) an analysis of how the use of cash by the Fund's portfolio manager has contributed to the Fund's performance.

o Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

o Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM MODERATE ALLOCATION FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of the Fund relative to comparable funds. Not applicable because the Fund has recently commenced operations.

o The performance of the Fund relative to indices. Not applicable because the Fund has recently commenced operations.

o        Meeting with the Fund's portfolio managers and investment personnel.
         With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Fees relative to those of comparable funds with other advisors. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through December 31, 2005 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through December 31, 2005. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

o Breakpoints and economies of scale. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

o Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the

         Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

o Profitability of AIM and its affiliates. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

o Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM MODERATE GROWTH ALLOCATION FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on this review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM is currently providing services in accordance with the terms of the advisory agreement.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the

         Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM is currently providing satisfactory services in accordance with the terms of the advisory agreement.

o The performance of the Fund relative to comparable funds. Not applicable because the Fund has recently commenced operations.

o The performance of the Fund relative to indices. Not applicable because the Fund has recently commenced operations.

o        Meeting with the Fund's portfolio managers and investment personnel.
         With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Fees relative to those of comparable funds with other advisors. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through December 31, 2006 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through December 31, 2006. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

o Breakpoints and economies of scale. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

o Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

o Profitability of AIM and its affiliates. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the Board's knowledge of AIM's operations, and concluded that it was beneficial to approve the Advisory Agreement, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

o Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM MODERATELY CONSERVATIVE ALLOCATION FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on this review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM is currently providing services in accordance with the terms of the advisory agreement.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM is currently providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of the Fund relative to comparable funds. Not applicable because the Fund has recently commenced operations.

o The performance of the Fund relative to indices. Not applicable because the Fund has recently commenced operations.

o        Meeting with the Fund's portfolio managers and investment personnel.
         With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Fees relative to those of comparable funds with other advisors. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through December 31, 2006 in an amount necessary to limit other expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through December 31, 2006. The Board considered the effect this fee waiver/expense limitation would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

o Breakpoints and economies of scale. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Investments in affiliated money market funds. Not applicable because the Fund does not invest in affiliated money market funds.

o Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

o Profitability of AIM and its affiliates. The Board noted that AIM does not charge the Fund any advisory fees pursuant to the Advisory Agreement, although the underlying funds in which the Fund invests pay AIM advisory fees.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the Board's knowledge of AIM's operations, and concluded that it was beneficial to approve the Advisory Agreement, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

o Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.

AIM SMALL CAP GROWTH FUND

o        The nature and extent of the advisory services to be provided by AIM.
         The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

o The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

o The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

o The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Small-Cap Growth Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

o        Meeting with the Fund's portfolio managers and investment personnel.
         With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

o Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

o Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that, based on the Fund's current assets and taking account of the breakpoints in the Fund's advisory fee schedule, this rate was comparable to the sub-advisory fee rates for two unaffiliated mutual funds for which AIM serves as sub-advisor, although the total management fees paid by such unaffiliated mutual funds were higher than the advisory fee rate for the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

o Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

o Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board considered the effect this fee waiver would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

o Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes three breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

o Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

o Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

o Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

o Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

o AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

o Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

o Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.


COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004 is found in Appendix D.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee

(including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. Notwithstanding the foregoing, the amount of benefits will exclude any additional compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Crockett, Dunn, Fields, Frischling, Sklar and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within the AIM Family of Funds(R) ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

         The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to AIM. AIM will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

         Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

         Information regarding how the Funds voted proxies related to their portfolio securities during the 12 months ended June 30, 2005 is available at our website, http://www.AIMinvestments.com. This information is also available at the SEC Website, http://www.sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its Advisory Agreement, AIM receives no advisory fee from the Asset Allocation Funds.

         Pursuant to its Advisory Agreement, AIM receives a monthly fee from each Fund (other than the Asset Allocation Funds) calculated at the following annual rates, based on the average daily net assets of each Fund during the year.

         Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund, other than the Asset Allocation Funds, do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

                                                                                                                MAXIMUM ADVISORY
                                                                                                                   FEE RATES
                                            ANNUAL RATE/NET ASSETS              MAXIMUM ADVISORY FEE            COMMITTED UNTIL
FUND NAME                                   PER ADVISORY AGREEMENT           RATE AFTER JANUARY 1, 2005               DATE
---------                               -------------------------------      --------------------------         ----------------
AIM Basic Value Fund                         0.725% of first $500M           0.695% of first $250M              December 31, 2009
                                            0.70% of the next $500M          0.67% of next $250M
                                            0.675% of the next $500M         0.645% of next $500M
                                        0.65% of the excess over $1.5B       0.62% of next $1.5B
                                                                             0.595% of next $2.5B
                                                                             0.57% of next $2.5B
                                                                             0.545% of next $2.5B
                                                                             0.52% of the excess over $10B

AIM Global Equity Fund                       0.975% of first $500M           0.80% of first $250M               December 31, 2009
                                          0.95% of amount over $500M         0.78% of next $250M
                                           0.925% of the next $500M          0.76% of next $500M
                                        0.90% of the excess over $1.5B       0.74% of next $1.5B
                                                                             0.72% of next $2.5B
                                                                             0.70% of next $2.5B
                                                                             0.68% of next $2.5B
                                                                             0.66% of the excess over $10B

AIM Mid Cap Core Equity Fund                 0.725% of first $500M           N/A                                N/A
                                           0.70% of amount over $500M
                                            0.675% of the next $500M
                                        0.65% of the excess over $1.5B


AIM Small Cap Growth Fund                     0.725% of first $500M          N/A                                N/A
                                               0.70% of next $500M
                                            0.675% of the next $500M
                                        0.65% of the excess over $1.5B


         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable by the Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks -- Investment Strategies and Risks -- Other Investments -- Other Investment Companies.

         AIM has contractually agreed through December 31, 2005, to limit AIM Global Equity Fund's Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.75%, 2.50%, 2.50% and 2.00% on AIM Global Equity Fund's Class A, Class B, Class C and Class R shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), items designated as such by the Fund's Board; (v) expenses related to a merger or reorganization, as approved by the Fund's Board; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Such contractual fee waivers or reductions are set forth in the Fee Table to AIM Global Equity Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and AIM Global Equity Fund.

         AIM has contractually agreed to limit Other Expenses (excluding certain items discussed below) to 0.20%, 0.17%, 0.04%, 0.18%, 0.05%, 0.12% and 0.14% on
AIM Conservative Allocation Fund, AIM Growth Allocation Fund, AIM Income Allocation Fund, AIM International Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund, and AIM Moderately Conservative Allocation Fund, respectively, for each of Class A, Class B, Class C, and Class R shares. In determining the advisor's obligation to waive fees or reimburse expenses, the following expenses are not taken into account, and could cause the Other Expenses to exceed the limits: (i) Rule 12b-1 fees; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board; and
(vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from the banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. Such contractual fee waivers or reductions are set forth in the Fee Table to the Prospectus for the Asset Allocation Funds and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Asset Allocation Funds. This expense limitation agreement is in effect through December 31, 2005 for AIM Conservative Allocation Fund, AIM Growth Allocation Fund, and AIM Moderate Allocation Fund and through December 31, 2006 for AIM Income Allocation Fund, AIM International Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund.

         The management fees payable by each Fund (other than the Asset Allocation Funds), the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix G.

Portfolio Managers

         Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:

         o        The dollar range of the manager's investments in each Fund.

         o        A description of the manager's compensation structure.

         o Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

         If a Fund (other than the Asset Allocation Funds) engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board;
(d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix I.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer agent for the Funds.

         The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS a fee at an annual rate of $ 21.60 per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002 as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds during the last three fiscal years ended December 31 are found in Appendix J.

COMMISSIONS

         During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

         AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

         In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

         AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

         AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

         1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

         2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

                  This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

         3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

         AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

         Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

                  o proprietary research created by the Broker executing the trade, and

                  o other products created by third parties that are supplied to AIM through the Broker executing the trade.

         Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

         AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

         Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

         o Database Services -- comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

         o Quotation/Trading/News Systems -- products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

         o Economic Data/Forecasting Tools -- various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

         o Quantitative/Technical Analysis -- software tools that assist in quantitative and technical analysis of investment data.

         o Fundamental/Industry Analysis -- industry specific fundamental investment research.

         o Fixed Income Security Analysis -- data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

         o Other Specialized Tools -- other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

         If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

         Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

         AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2004 are found in Appendix K.

REGULAR BROKERS

         Information concerning the Funds' acquisition of securities of their regular Brokers during the last fiscal year ended December 31, 2004 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         ALLOCATION OF EQUITY INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity IPOs. Purchases of equity IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. AIM shall combine indications of interest for equity IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, AIM shall allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular equity IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. AIM will allocate equity securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

         If you are investing indirectly in a Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

         If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Money Market Fund , AIM Tax-Exempt Cash Fund and AIM Short Term Bond Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS


AIM Advantage Health Sciences Fund          AIM International Small Company Fund
AIM Aggressive Growth Fund                  AIM International Growth Fund
AIM Asia Pacific Growth Fund                AIM Large Cap Basic Value Fund
AIM Basic Balanced Fund                     AIM Large Cap Growth Fund
AIM Basic Value Fund                        AIM Leisure Fund
AIM Blue Chip Fund                          AIM Mid Cap Basic Value Fund
AIM Capital Development Fund                AIM Mid Cap Core Equity Fund
AIM Charter Fund                            AIM Mid Cap Growth Fund
AIM Conservative Allocation Fund            AIM Moderate Allocation Fund
AIM Constellation Fund                      AIM Moderate Growth Allocation Fund
AIM Developing Markets Fund                 AIM Moderately Conservative Allocation Fund
AIM Diversified Dividend Fund               AIM Multi-Sector Fund
AIM Dynamics Fund                           AIM Opportunities I Fund
AIM Energy Fund                             AIM Opportunities II Fund
AIM European Growth Fund                    AIM Opportunities III Fund
AIM European Small Company Fund             AIM Premier Equity Fund
AIM Financial Services Fund                 AIM Real Estate Fund
AIM Global Aggressive Growth Fund           AIM Select Equity Fund
AIM Global Equity Fund                      AIM Small Cap Equity Fund
AIM Global Growth Fund                      AIM Small Cap Growth Fund
AIM Global Health Care Fund                 AIM Small Company Growth Fund
AIM Global Real Estate Fund                 AIM Summit Fund
AIM Global Value Fund                       AIM Technology Fund
AIM Gold & Precious Metals Fund             AIM Trimark Endeavor Fund
AIM Growth Allocation Fund                  AIM Trimark Fund
AIM Income Allocation Fund                  AIM Trimark Small Companies Fund
AIM International Allocation Fund           AIM Utilities Fund
AIM International Core Equity Fund          AIM Weingarten Fund


                                                                          Dealer
                                        Investor's Sales Charge         Concession
                                      ---------------------------     -------------
                                           As a            As a          As a
                                       Percentage      Percentage      Percentage
                                      of the Public    of the Net     of the Public
      Amount of Investment in           Offering         Amount         Offering
        Single Transaction(1)             Price         Invested         Price
      -----------------------         -------------    ----------     -------------
             Less than $   25,000         5.50%          5.82%            4.75%
$ 25,000 but less than $   50,000         5.25           5.54             4.50
$ 50,000 but less than $  100,000         4.75           4.99             4.00
$100,000 but less than $  250,000         3.75           3.90             3.00
$250,000 but less than $  500,000         3.00           3.09             2.50
$500,000 but less than $1,000,000         2.00           2.04             1.60

(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.

CATEGORY II FUNDS

AIM High Income Municipal Fund               AIM Intermediate Government Fund
AIM High Yield Fund                          AIM Municipal Bond Fund

AIM Income Fund                              AIM Total Return Bond Fund

                                                                          Dealer
                                        Investor's Sales Charge         Concession
                                      ---------------------------     -------------
                                           As a            As a          As a
                                       Percentage      Percentage      Percentage
                                      of the Public    of the Net     of the Public
      Amount of Investment in           Offering         Amount         Offering
        Single Transaction                Price         Invested         Price
      -----------------------         -------------    ----------     -------------
             Less than $   50,000         4.75%           4.99%           4.00%
$ 50,000 but less than $  100,000         4.00            4.17            3.25
$100,000 but less than $  250,000         3.75            3.90            3.00
$250,000 but less than $  500,000         2.50            2.56            2.00
$500,000 but less than $1,000,000         2.00            2.04            1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                          Dealer
                                        Investor's Sales Charge         Concession
                                      ---------------------------     -------------
                                           As a            As a          As a
                                       Percentage      Percentage      Percentage
                                      of the Public    of the Net     of the Public
      Amount of Investment in           Offering         Amount         Offering
        Single Transaction                Price         Invested         Price
      -----------------------         -------------    ----------     -------------
             Less than $  100,000         1.00%           1.01%            0.75%
$100,000 but less than $  250,000         0.75            0.76             0.50
$250,000 but less than $1,000,000         0.50            0.50             0.40

AIM SHORT TERM BOND FUND

                                                                          Dealer
                                        Investor's Sales Charge         Concession
                                      ---------------------------     -------------
                                           As a            As a          As a
                                       Percentage      Percentage      Percentage
                                      of the Public    of the Net     of the Public
      Amount of Investment in           Offering         Amount         Offering
        Single Transaction                Price         Invested         Price
      -----------------------         -------------    ----------     -------------
             Less than $  100,000         2.50            2.56            2.00
$100,000 but less than $  250,000         2.00            2.04            1.50
$250,000 but less than $  500,000         1.50            1.52            1.25
$500,000 but less than $1,000,000         1.25            1.27            1.00

         Beginning on October 31, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares by investors who were Class K shareholders of record on October 21, 2005 are not subject to a CDSC.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to
Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                               PERCENT OF PURCHASE

                       1% of the first $2 million
                       plus 0.80% of the next $1 million
                       plus 0.50% of the next $17 million
                       plus 0.25% of amounts in excess of $20 million

         If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases, made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay and additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AND AIM SHORT TERM BOND FUND AT NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                         0.50% of the first $20 million
                         plus 0.25% of amounts in excess of $20 million

         This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

         As used herein, the terms below shall be defined as follows:

         o "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

         o "Spouse" is the person to whom one is legally married under state law;

         o "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

         o "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

         o "Parent" is a person's biological or adoptive mother or father;

         o "Step-child" is the child of one's Spouse by a previous marriage or relationship;

         o        "Step-parent" is the Spouse of a Child's Parent; and

         o "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

         o an Individual (including his or her spouse or domestic partner, and children);

         o a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

         o        a qualified tuition plan account, maintained pursuant to
                  Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         o a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the
                  Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 or the Code, if:

                  a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

                  b. each transmittal is accompanied by a single check or wire transfer; and

                  c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI") and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

         Calculating the Initial Sales Charge

         o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

         o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

         o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

         o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         Calculating the Number of Shares to be Purchased

         o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

         o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

         o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

         o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

         Fulfilling the Intended Investment

         o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

         o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

         o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         o Shareholders of AIM Basic Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Equity Fund, AIM Global Growth Fund, AIM Global Health Care Fund and AIM Real Estate Fund who have a Letter of Intent in place as of November 1, 2005, will be able to complete the Letter of Intent under the current pricing schedule, and future Letters of Intent or subsequent purchases will be subject to the Category I pricing.

         Canceling the LOI

         o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

         o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

         LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1.00% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o        AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--; any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;;

         o Any current or retired officer, director, or employee (and members of their immediate family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

         o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

         o        Purchases through approved fee-based programs;

         o Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

                  a.       a plan's initial investment is at least $1 million;

                  b. there are at least 100 employees eligible to participate in the plan;

                  c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

                  d. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

                  e. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the former GT Global funds since that time;

         o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

         o Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

         o        Insurance company separate accounts;

         o Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

         o a retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

                  a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

                  b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

                  c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

                  o Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLES, SEPs, SARSEPs, Traditional or Roth IRAs; and

                  o Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

         o In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

         o        the reinvestment of dividends and distributions from a Fund;

         o exchanges of shares of certain Funds as more fully described in the Prospectus;

         o the purchase of shares in connection with the repayment of a retirement plan loan administered by AIM Investment Services, Inc., or


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

         o        a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates makes these payments from its own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

         In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

         REVENUE SHARING PAYMENTS. ADI Affiliates makes revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receives when it makes these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensates financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs -- some of which may be generate certain other payments described below.)

         The revenue sharing payments ADI Affiliates makes may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

         ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account


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

maintenance support, statement preparation and transaction processing. The types of payments that AIM may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

         OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at its expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. ADI Affiliates makes payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

         ADI Affiliates is motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefits from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

         In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund, an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately. Class K shares converted to Class A shares at the close of business on October 21, 2005. The CDSC (described above) will continue to apply if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

Class K Shares

         Class K shares converted to Class A shares at the close of business on October 21, 2005. If AIM Distributors paid a concession at the time of sale to the dealer of record, the Class K shares were subject to a 0.70% CDSC at the time of redemption if all retirement plan assets were redeemed within one year from the date of the retirement plan's initial purchase. This CDSC will continue to apply if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

Payments With Regard to Class K Shares

         For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                         0.75% of the first $5 million
                         plus 0.50% of amounts in excess of $5 million

         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

         Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

         Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be,


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

determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social

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

Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C or Class R shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class K or Class R shares. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, III Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

         o Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         o        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

         o        Redemptions from private foundations or endowment funds;

         o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         o Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund or AIM Short Term Bond Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

         o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

         o Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

         o Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

         o Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o Redemptions made in connection with a distribution from any retirement plan or accounts that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         o Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

         o Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         o Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         o Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

         o        Investment account(s) of AIM.

         CDSCs will not apply to the following redemptions of Class C shares:

         o A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him;

         o A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

         o Redemptions of Class C shares of a Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         o Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.

Contingent Deferred Sales Charge Exceptions for Class R Shares and Former Class K Shareholders that Acquired Class A Shares

         CDSCs will not apply to redemptions of Class A shares acquired as a result of conversion of Class K shares into Class A shares where the retirement plan's dealer of record notified the distributor prior to the time of purchase that the dealer waived the upfront payment otherwise payable to him.

         CDSCs will not apply to the following redemptions of Class R shares:

         o A total or partial redemption of shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         o        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

         AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.


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

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price.

         For example, at the close of business on December 31, 2004, AIM Basic Value Fund -- Class A shares had a net asset value per share of $32.34. The offering price, assuming an initial sales charge of 5.50%, therefore was $34.31.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

         Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

         Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

         Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of a Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of each Fund, except AIM Income Allocation Fund, to declare and pay annually net investment income dividends and capital gain distributions. AIM Income Allocation Fund will declare and pay dividends quarterly and capital gains annually. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gain. In determining the amount of capital gains, if any, available for distribution, capital gains will generally be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans -- Automatic Dividend Investment". Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than those for Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or, collectively, in securities of certain publicly traded partnerships.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

Asset Allocation Funds

         An Asset Allocation Fund will invest its assets in shares of the Underlying Funds, cash and money market instruments. Accordingly, an Asset Allocation Fund's income will consist of distributions from the Underlying Funds, net gains realized from the disposition of Underlying Fund shares and interest. If an Underlying Fund qualifies for treatment as a regulated investment company under the Code -- each has done so for its past taxable years and intends to continue to do so for its current and future taxable years -- (1) dividends paid to an Asset Allocation Fund from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions and net short-term capital gains) will be taxable to an Asset Allocation Fund as ordinary income, (2) dividends paid to an Asset Allocation Fund that an Underlying Fund designates as capital gain dividends (as discussed below) will be taxable to an Asset Allocation Fund as long-term capital gain, (3) dividends paid to an Asset Allocation Fund that an Underlying Fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction and (4) dividends paid to an Asset Allocation Fund that an Underlying Fund designates as qualified dividend income (as discussed below) will be treated by the Asset Allocation Fund as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of an Asset Allocation Fund's portfolio or otherwise), all or a part of the loss will not be deductible by an Asset Allocation Fund and instead will increase its basis for the newly purchased shares.

         Although an Underlying Fund will be eligible to elect to "pass-through" to its shareholders (including an Asset Allocation Fund) the benefit of the foreign tax credit if more than 50% in the value of its total assets at the close of any taxable year consists of securities of foreign corporations, an Asset Allocation Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, an Asset Allocation Fund will deduct the amount of any foreign taxes passed through by an Underlying Fund in determining its investment company taxable income.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a Fund may make an election to treat such gain or loss as capital.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts."

Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

         Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

         Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         SWAP AGREEMENTS AND CREDIT DEFAULT AGREEMENTS. Each Fund may enter into swap agreements and may also enter into credit default swap agreements as permitted by each Fund's prospectus. The rules governing the tax aspects of certain types of these agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain types of swap agreements and credit default swap agreements.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

         The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below and to the extent that shareholders have held their fund shares for a minimum required period.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that are not made from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares -- Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term and short-term capital gain and of certain types of interest income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that a Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is equal to the excess (if any) of the Fund's net short-term capital gain (including short-term capital gain dividends received from another regulated investment company) over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company. An Asset Allocation Fund may designate distributions out of short-term capital gain dividends and interest-related dividends received from an Underlying Fund as short-term capital gain dividends and interest-related dividends paid to its own shareholders.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of decedents dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of a Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the decedent's death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of a Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on October 31, 2005. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

                                                                                                      INVESTOR
FUND                                                CLASS A     CLASS B      CLASS C      CLASS R      CLASS
----                                                -------     -------      -------      -------     --------
AIM Basic Value Fund                                 0.25%       1.00%        1.00%        0.50%        N/A
AIM Conservative Allocation Fund                     0.25        1.00         1.00         0.50         N/A
AIM Global Equity Fund                               0.25        1.00         1.00         0.50         N/A
AIM Growth Allocation Fund                           0.25        1.00         1.00         0.50         N/A
AIM Income Allocation Fund                           0.25        1.00         1.00         0.50         N/A
AIM International Allocation Fund                    0.25        1.00         1.00         0.50         N/A
AIM Mid Cap Core Equity Fund                         0.25        1.00         1.00         0.50         N/A
AIM Moderate Allocation Fund                         0.25        1.00         1.00         0.50         N/A
AIM Moderate Growth Allocation Fund                  0.25        1.00         1.00         0.50         N/A
AIM Moderately Conservative Allocation Fund          0.25        1.00         1.00         0.50         N/A
AIM Small Cap Growth Fund                            0.25        1.00         1.00         0.50        0.25%


         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Class A, Class B, Class C and Class R Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these Plans, the Funds will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these Plans, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix L for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended December 31, 2004 and Appendix M for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2004.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended December 31 are found in Appendix N.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where           P       =  a hypothetical initial payment of $1,000;

                T       =  average annual total return (assuming the applicable
                           maximum sales load is deducted at the beginning of the one, five or ten year periods);

                n       =  number of years; and

                ERV     =  ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the one, five and ten year periods at the end of the one, five or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class B, Class C and Class R shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are found in Appendix O.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000;

                U      =   average annual total return assuming payment of only
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

                n      =   number of years; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000;

                V      =   cumulative total return assuming payment of all of, a
                           stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C and Class R shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are found in Appendix O.

Calculation of Certain Performance Data

         AIM Basic Value Fund, AIM Global Equity Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund may use a restated or blended performance calculation to derive certain performance data shown for their Class R shares in this Statement of Additional Information and in each Fund's advertisements and other sales material. If a Fund's Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of such Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If a Fund's Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of such Fund's Class R shares since their inception and the restated historical performance of such Fund's Class A shares (for periods prior to the inception of such Fund's Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If a Fund's Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class R shares.

         AIM Small Cap Growth Fund may use a restated or blended performance calculation to derive certain performance data shown for its Investor Class shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If a Fund's Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. If a Fund's Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to the inception of the Fund's Investor Class shares) at net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. If a Fund's Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Investor Class shares.

         A restated or blended performance calculation may be used to derive (i) the Funds' standardized average annual total returns over a stated period and
(ii) the Funds' non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                       n
                                 P(1+T)  = ATV
                                              D

Where           P       =  a hypothetical initial payment of $1,000;

                T       =  average annual total return (after taxes on
                           distributions);

                n       =  number of years; and

                ATV     =  ending value of a hypothetical $1,000 payment made at
                   D       the beginning of the one, five or ten year periods
                           (or since inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B and Class C shares for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are found in Appendix O.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T)  = ATV
                                              DR

Where           P       =  a hypothetical initial payment of $1,000;

                T       =  average annual total return (after taxes on
                           distributions and redemption);

                n       =  number of years; and

                ATV     =  ending value of a hypothetical $1,000 payment made at
                   DR      the beginning of the one, five or ten year periods
                           (or since inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are found in Appendix O.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:


Advertising Age                   Forbes                         Pension World
Barron's                          Fortune                        Pensions & Investments
Best's Review                     Hartford Courant               Personal Investor
Broker World                      Inc.                           Philadelphia Inquirer
Bloomberg                         Institutional Investor         The Bond Buyer
Business Week                     Insurance Forum                USA Today
Changing Times                    Insurance Week                 U.S. News & World Report
Christian Science Monitor         Investor's Business Daily      Wall Street Journal
Consumer Reports                  Journal of the American        Washington Post
Economist                            Society of CLU & ChFC       CNN
FACS of the Week                  Kiplinger Letter               CNBC
Financial Planning                Money                          PBS
Financial Product News            Mutual Fund Forecaster
Financial Services Week           Nation's Business
Financial World                   New York Times

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor             Morningstar, Inc.
         Bloomberg                     Stanger
         FactSet Data Systems          Weisenberger
         Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

Lipper Global Fund Index                  MSCI World Index
Lipper Large-Cap Value Fund Index         Russell 1000--Registered Trademark--
                                            Value Index
Lipper Multi-Cap Value Fund Index         Russell 2000--Registered Trademark--
                                            Growth Index
Lipper Mid-Cap Core Fund Index            Russell Midcap--Registered Trademark--
                                            Index
Lipper Small-Cap Growth Fund Index        Standard & Poor's 500 Stock Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.


                               PENDING LITIGATION

         Regulatory Action Alleging Market Timing

         On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

         If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP"), from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is not assurance that such exemptive relief will be granted.

         On May 31, 2005, the defendants removed this lawsuit to the U.S. District Court for the Northern District of West Virginia at Wheeling. On June 13, 2005, the MDL Court (as defined below) issued a Conditional Transfer Order transferring this lawsuit to the MDL Court. On June 29, 2005 the WVAG filed a Notice of Opposition to this Conditional Transfer Order. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

         On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to challenge this action, which they intend to do.

         Private Civil Actions Alleging Market Timing

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix P-1.

         All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings, with one exception. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix P-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix P-1.

         Private Civil Actions Alleging Improper Use of Fair Value Pricing

         Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix P-2.

         Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix P-3.

         Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

         Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix P-4.

         Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

         Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of September 20, 2005 is set forth in Appendix P-5.

         Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

         A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. ("AIM Capital") and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws; (ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs;

and costs and attorneys' fees. Such lawsuit, which was dismissed by the Court on August 12, 2005, is set forth in Appendix P-6.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:


         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


         Moody's municipal ratings are as follows:


            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

          Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).


                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.


                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.


                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' -- 'BBB' categories; Short-term 'F1' -- 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB' -- 'D'; Short-term 'B' -- 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.


                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC:  Default of some kind appears probable.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.


                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                    EXAMPLES OF PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                             (AS OF OCTOBER 7, 2005)


               SERVICE PROVIDER                               DISCLOSURE CATEGORY
               ----------------                               -------------------
Ballard Spahr Andrews & Ingersoll, LLP           Legal Counsel
Foley & Lardner LLP                              Legal Counsel (for certain AIM Funds)
Kramer, Levin Naftalis & Frankel LLP             Legal Counsel
PricewaterhouseCoopers LLP                       Independent Registered Public Accounting Firm
Brown Brothers Harriman & Co.                    Securities Lender (for certain AIM Funds)
MS Securities Services, Inc.                     Securities Lender (for certain AIM Funds)
Morgan Stanley & Co.                             Securities Lender (for certain AIM Funds)
Fitch, Inc.                                      Rating & Ranking Agency (for certain AIM
                                                 Funds)
iMoneyNet                                        Ranking Agency (for certain AIM funds)
Lipper Inc.                                      Rating & Ranking Agency (for certain AIM
                                                 Funds)
Moody's Investors Service                        Rating & Ranking Agency (for certain AIM
                                                 Funds)
Institutional Shareholder Services, Inc.         Proxy Voting Service
State Street Bank and Trust Company              Custodian (for certain AIM Funds), Software
                                                 Provider, Securities Lender (for certain AIM
                                                 Funds), Line of Credit Provider (for certain
                                                 AIM Funds)
The Bank of New York                             Custodian (for certain AIM Funds)
JP Morgan Securities Inc.                        Line of Credit Provider (for certain AIM
                                                 Funds)
Citigroup Global Markets Inc.                    Line of Credit Provider (for certain AIM
                                                 Funds)
JPMorgan Chase Bank                              Line of Credit Provider (for certain AIM
                                                 Funds)
AIM Investment Services, Inc.                    Transfer Agent
Bloomberg                                        System Provider (for certain AIM Funds)
Reuters America Inc.                             Pricing Service (for certain AIM Funds)
The MacGregor Group, Inc.                        Software Provider
Thomson Financial, Inc.                          Software Provider
Xcitek Solutions Plus                            Software Provider
Bowne & Co., Inc.                                Financial Printer
CENVEO                                           Financial Printer
Classic Printers Inc.                            Financial Printer
Color Dynamics                                   Financial Printer
Earth Color Houston                              Financial Printer
EMCO Press                                       Financial Printer
Grover Printing                                  Financial Printer
Gulfstream Graphics Corp.                        Financial Printer

               SERVICE PROVIDER                               DISCLOSURE CATEGORY
               ----------------                               -------------------
Signature                                        Financial Printer
Southwest Precision Printers, Inc.               Financial Printer
ABN Amro Financial Services, Inc.                Broker (for certain AIM Funds)
BB&T Capital Markets                             Broker (for certain AIM Funds)
Belle Haven Investments L.P.                     Broker (for certain AIM Funds)
BOSC, Inc.                                       Broker (for certain AIM Funds)
Cabrera Capital Markets                          Broker (for certain AIM Funds)
Coastal Securities, LP                           Broker (for certain AIM Funds)
Duncan-Williams, Inc.                            Broker (for certain AIM Funds)
Fidelity Investments                             Broker (for certain AIM Funds)
First Albany Capital                             Broker (for certain AIM Funds)
First Tryon Securities                           Broker (for certain AIM Funds)
Anglemyer & Co.                                  Analyst (for certain AIM Funds)
Empirical Research Partners                      Analyst (for certain AIM Funds)
Factset Research Systems, Inc.                   Analyst (for certain AIM Funds)
Global Trend Alert                               Analyst (for certain AIM Funds)
J.P. Morgan Chase                                Analyst (for certain AIM Funds)
Kevin Dann & Partners                            Analyst (for certain AIM Funds)
Muzea Insider Consulting Services, LLC           Analyst (for certain AIM Funds)
Noah Financial, LLC                              Analyst (for certain AIM Funds)
Piper Jaffray                                    Analyst (for certain AIM Funds)
RBC Capital Markets                              Analyst (for certain AIM Funds)

                                   APPENDIX C
                              TRUSTEES AND OFFICERS

                             As of October 31, 2005

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.


     NAME, YEAR OF BIRTH AND        TRUSTEE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS            OTHER
 POSITION(S) HELD WITH THE TRUST    AND/OR                                                        TRUSTEESHIP(S) HELD
                                    OFFICER                                                           BY TRUSTEE
                                     SINCE
 -------------------------------- ----------- ------------------------------------------------- ---------------------
 INTERESTED PERSONS

 Robert H. Graham(1) --1946          1998     Director and Chairman, A I M Management Group     None
 Trustee, Vice Chair, President               Inc. (financial services holding company);
 and Principal Executive Officer              Director and Vice Chairman, AMVESCAP PLC and
                                              Chairman, AMVESCAP PLC -- AIM
                                              Division (parent of AIM and a
                                              global investment management firm)

                                              Formerly: President and Chief
                                              Executive Officer, A I M
                                              Management Group Inc.; Director,
                                              Chairman and President, A I M
                                              Advisors, Inc. (registered
                                              investment advisor); Director and
                                              Chairman, A I M Capital
                                              Management, Inc. (registered
                                              investment advisor), A I M
                                              Distributors, Inc. (registered
                                              broker dealer), AIM Investment
                                              Services, Inc., (registered
                                              transfer agent), and Fund
                                              Management Company (registered
                                              broker dealer); and Chief
                                              Executive Officer, AMVESCAP PLC --
                                              Managed Products

 Mark H. Williamson(2) -- 1951       2003     Director, President and Chief Executive           None
 Trustee and Executive Vice                   Officer, A I M Management Group Inc. (financial
 President                                    services holding company); Director and
                                              President, A I M Advisors, Inc.
                                              (registered investment advisor);
                                              Director, A I M Capital
                                              Management, Inc. (registered
                                              investment advisor) and A I M
                                              Distributors, Inc. (registered
                                              broker dealer), Director and
                                              Chairman, AIM Investment Services,
                                              Inc., (registered transfer agent),
                                              Fund Management Company
                                              (registered broker dealer) and
                                              INVESCO Distributors, Inc.
                                              (registered broker dealer); and
                                              Chief Executive Officer, AMVESCAP
                                              PLC -- AIM Division (parent of AIM
                                              and a global investment management
                                              firm)

                                              Formerly: Director, Chairman,
                                              President and Chief Executive
                                              Officer, INVESCO Funds Group,
                                              Inc.; President and Chief
                                              Executive Officer, INVESCO
                                              Distributors, Inc.; Chief
                                              Executive Officer, AMVESCAP PLC --
                                              Managed Products; and Chairman, A
                                              I M Advisors, Inc.

----------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

     NAME, YEAR OF BIRTH AND      TRUSTEE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS            OTHER
 POSITION(S) HELD WITH THE TRUST  AND/OR                                                        TRUSTEESHIP(S) HELD
                                  OFFICER                                                            BY TRUSTEE
                                   SINCE
 -------------------------------- ----------- ------------------------------------------------- ---------------------
INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944        2001        Chairman, Crockett Technology Associates           ACE Limited
Trustee and Chair                            (technology consulting company)                    (insurance
                                                                                                company); and
                                                                                                Captaris, Inc.
                                                                                                (unified messaging
                                                                                                provider)

Bob R. Baker - 1936                 2003     Retired                                            None
Trustee

Frank S. Bayley -- 1939             1985     Retired                                            Badgley Funds, Inc.
Trustee                                                                                         (registered
                                             Formerly:  Partner, law firm of Baker & McKenzie   investment company
                                                                                                (2 portfolios))

James T. Bunch -- 1942              2003     Co-President and Founder, Green, Manning & Bunch   None
Trustee                                      Ltd., (investment banking firm); and Director,
                                             Policy Studies, Inc. and Van Gilder Insurance
                                             Corporation

Albert R. Dowden -- 1941            2001     Director of a number of public and private         None
Trustee                                      business corporations, including the Boss Group,
                                             Ltd. (private investment and management);
                                             Cortland Trust, Inc. (Chairman) (registered
                                             investment company) (3 portfolios); Annuity and
                                             Life Re (Holdings), Ltd. (insurance company);
                                             and CompuDyne Corporation (provider of products
                                             and services to the public security market)

                                             Formerly:  Director, President and Chief
                                             Executive Officer, Volvo Group North America,
                                             Inc.; Senior Vice President, AB Volvo; and
                                             director of various affiliated Volvo companies

Edward K. Dunn, Jr. -- 1935         2001     Retired                                            None
Trustee

     NAME, YEAR OF BIRTH AND      TRUSTEE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS            OTHER
 POSITION(S) HELD WITH THE TRUST  AND/OR                                                        TRUSTEESHIP(S) HELD
                                  OFFICER                                                            BY TRUSTEE
                                   SINCE
-------------------------------- ----------- ------------------------------------------------- ---------------------
Jack M. Fields -- 1952              2001     Chief Executive Officer, Twenty First Century      Administaff ; and
Trustee                                      Group, Inc. (government affairs company); and      Discovery Global
                                             Owner, Dos Angelos Ranch, L.P.                     Education Fund
                                                                                                (non-profit)

                                             Formerly:  Chief Executive Officer, Texana
                                             Timber LP (sustainable forestry company)

Carl Frischling -- 1937             2001     Partner, law firm of Kramer Levin Naftalis and     Cortland Trust,
Trustee                                      Frankel LLP                                        Inc. (registered
                                                                                                investment company
                                                                                                (3 portfolios))

Gerald J. Lewis -- 1933             2003     Chairman, Lawsuit Resolution Services (San         General Chemical
Trustee                                      Diego, California)                                 Group, Inc.,

Prema Mathai-Davis -- 1950          2001     Formerly: Chief Executive Officer, YWCA of the     None
Trustee                                      USA

Lewis F. Pennock -- 1942            2001     Partner, law firm of Pennock & Cooper              None
Trustee

Ruth H. Quigley -- 1935             1977     Retired                                            None
Trustee

Larry Soll -- 1942                  2003     Retired                                            None
Trustee

Raymond Stickel, Jr. -- 1944        2005     Retired                                            None
Trustee                                      Formerly:  Partner, Deloitte & Touche

     NAME, YEAR OF BIRTH AND      TRUSTEE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS            OTHER
 POSITION(S) HELD WITH THE TRUST  AND/OR                                                        TRUSTEESHIP(S) HELD
                                  OFFICER                                                            BY TRUSTEE
                                   SINCE
-------------------------------- ----------- ------------------------------------------------- ---------------------
OTHER OFFICERS

Lisa O. Brinkley -- 1959            2004     Senior Vice President, A I M Management Group      N/A
Senior Vice President and                    Inc. (financial services holding company);
Chief Compliance Officer                     Senior Vice President and Chief Compliance
                                             Officer, A I M Advisors, Inc.; Vice President
                                             and Chief Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President, A I M
                                             Distributors, Inc., AIM Investment Services,
                                             Inc. and Fund Management Company

                                             Formerly:  Senior Vice President and Compliance
                                             Director, Delaware Investments Family of Funds;
                                             and Chief Compliance Officer, A I M
                                             Distributors, Inc.

Russell C. Burk -- 1958             2005     Formerly:  Director of Compliance and Assistant    N/A
Senior Vice President and                    General Counsel, ICON Advisers, Inc.; Financial
Senior Officer                               Consultant, Merrill Lynch; General Counsel and
                                             Director of Compliance, ALPS Mutual Funds, Inc.

Kevin M. Carome -- 1956             2003     Director, Senior Vice President, Secretary and     N/A
Senior Vice President, Chief Legal           General Counsel, A I M Management Group Inc.
Officer and Secretary                        (financial services holding company) and A I M
                                             Advisors, Inc.; Director and Vice President,
                                             INVESCO Distributors, Inc.; Vice President, A I M
                                             Capital Management, Inc., AIM Investment
                                             Services, Inc. and Fund Management Company; and
                                             Senior Vice President, A I M Distributors, Inc.

                                             Formerly:  Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC; and Vice President,
                                             A I M Distributors, Inc.; and Director and General
                                             Counsel, Fund Management Company

Sidney M. Dilgren -- 1961           2004     Vice President and Fund Treasurer, A I M           N/A
Vice President, Treasurer                    Advisors, Inc.
and Principal Financial Officer
                                             Formerly:  Senior Vice President, AIM Investment
                                             Services, Inc. and Vice President, A I M
                                             Distributors, Inc.

     NAME, YEAR OF BIRTH AND      TRUSTEE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS            OTHER
 POSITION(S) HELD WITH THE TRUST  AND/OR                                                        TRUSTEESHIP(S) HELD
                                  OFFICER                                                            BY TRUSTEE
                                   SINCE
-------------------------------- ----------- ------------------------------------------------- ---------------------
J. Philip Ferguson -- 1945          2005     Senior Vice President and Chief Investment         N/A
Vice President                               Officer, A I M Advisors, Inc.; Director,
                                             Chairman, Chief Executive Officer, President and
                                             Chief Investment Officer, A I M Capital
                                             Management, Inc.; Executive Vice President, A I M
                                             Management Group Inc.

                                             Formerly:  Senior Vice President, AIM Private
                                             Asset Management, Inc.; Chief Equity Officer,
                                             and Senior Investment Officer, A I M Capital
                                             Management, Inc.; and Managing Partner, Beutel,
                                             Goodman Capital Management

Karen Dunn Kelley -- 1960           2004     Director of Cash Management, Managing Director     N/A
Vice President                               and Chief Cash Management Officer, A I M Capital
                                             Management, Inc.; Director and President, Fund
                                             Management Company, and Vice President, A I M
                                             Advisors, Inc.

                             TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2004
--------------------------- -------------------------------------------------- -------------------------------------
     NAME OF TRUSTEE                DOLLAR RANGE OF EQUITY SECURITIES            AGGREGATE DOLLAR RANGE OF EQUITY
                                                PER FUND                           SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                   TRUSTEE IN THE AIM FAMILY OF
                                                                                    Funds--Registered Trademark--
--------------------------- -------------------------------------------------- -------------------------------------
Robert H. Graham            Basic Value                       Over $100,000               Over $100,000
                            Mid Cap Core Equity               Over $100,000
                            Small Cap Growth                  Over $100,000

Bob R. Baker                                     - $0 -                                   Over $100,000

Frank S. Bayley                                  - $0 -                                   Over $100,000

James T. Bunch                                   - $0 -                                   Over $100,0003

Bruce L. Crockett                                - $0 -                                   Over $100,000(3)

Albert R. Dowden            Basic Value                  $10,001 - $50,000                Over $100,000
                            Mid Cap Core Equity         $50,001 - $100,000

Edward K. Dunn, Jr.         Basic Value                  $10,001 - $50,000               Over $100,000(3)

Jack M. Fields                                   - $0 -                                  Over $100,000(3)

Carl Frischling             Aggressive Allocation         $10,001 - $50,000              Over $100,000(3)
                            Conservative Allocation       $10,001 - $50,000
                            Global Equity                     Over $100,000
                            Mid Cap Core Equity               Over $100,000
                            Moderate Allocation           $10,001 - $50,000

Gerald J. Lewis                                  - $0 -                                  Over $100,000(3)

Prema Mathai-Davis                               - $0 -                                  Over $100,000(3)

Lewis F. Pennock            Basic Value                       $1 - $10,000               Over $100,000
                            Global Equity                     $1 - $10,000
                            Mid Cap Core Equity               $1 - $10,000

Ruth H. Quigley             Global Equity                     $1 - $10,000              $10,001 - $50,000

Larry Soll                                       - $0 -                                  Over $100,000(3)

Raymond Stickel, Jr.(4)                          - $0 -                                       - $0 -

Mark H. Williamson          Global Equity                      Over $100,000              Over $100,000

------------------
(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(4) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2004:


                                                                              ESTIMATED ANNUAL
                                            AGGREGATE         RETIREMENT       BENEFITS UPON           TOTAL
                                        COMPENSATION FROM      BENEFITS       RETIREMENT FROM       COMPENSATION
                                               THE              ACCRUED       ALL AIM FUNDS(4)      FROM ALL AIM
                 TRUSTEE                   TRUST(1)(2)        BY ALL AIM                            FUNDS(5)(6)
                                                               FUNDS(3)
   ------------------------------------ ------------------- ---------------- ------------------- -------------------
   Bob R. Baker                         $         14,855    $     198,871    $        144,786    $          189,750

   Frank S. Bayley                                14,983          175,241             112,500               193,500

   James T. Bunch                                 14,539          143,455             112,500               186,000

   Bruce L. Crockett                              17,512           75,638             112,500               223,500

   Albert R. Dowden                               14,902           93,210             112,500               192,500

   Edward K. Dunn, Jr.                            14,983          133,390             112,500               193,500

   Jack M. Fields                                 14,351           48,070             112,500               186,000

   Carl Frischling(7)                             14,290           62,040             112,500               185,000

   Gerald J. Lewis                                14,539          143,455             112,500               186,000

   Prema Mathai-Davis                             14,667           55,768             112,500               189,750

   Lewis F. Pennock                               14,350           80,777             112,500               186,000

   Ruth H. Quigley                                14,667          154,767             112,500               189,750

   Louis S. Sklar(8)                              14,351          115,160             101,250               186,000

   Larry Soll                                     14,539          184,356             130,823               186,000

   Raymond Stickel, Jr.(9)                           N/A              N/A              - 0 -                    N/A


(1) Amounts shown are based on the fiscal year ended December 31, 2004. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2004, including earnings, was $47,527.

(2) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Aggregate Compensation From the Trust" above does not include $2,978 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the fiscal year ended December 31, 2004.

(3) During the fiscal year ended December 31, 2004, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $195,224.

(4) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.

(5) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(6) At the request of the trustees, AMVESCAP has agreed to reimburse the Trust for Fund expenses related to market timing matters. "Total Compensation From All AIM Funds" above does not include $44,000 of trustee compensation which, pursuant to such agreement, was reimbursed by AMVESCAP during the calendar year ended December 31, 2004.

(7) During the fiscal year ended December 31, 2004, the Trust paid $41,855 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(8)  Mr. Sklar retired effective December 31, 2004.

(9)  Mr. Stickel was elected as trustee of the Trust effective October 1, 2005.

>


                                   APPENDIX E

                          PROXY POLICIES AND PROCEDURES

                          (as amended October 1, 2005)


A.    PROXY POLICIES

      Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

      I. BOARDS OF DIRECTORS

           A board that has at least a majority of independent directors is integral to good corporate governance. The key board committees (e.g., Audit, Compensation and Nominating) should be composed of only independent trustees. There are some actions by directors that should result in votes being withheld. These instances include directors who:

           o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

           o Attend less than 75 percent of the board and committee meetings without a valid excuse;

           o It is not clear that the director will be able to fulfill his function;

           o Implement or renew a dead-hand or modified dead-hand poison pill;

           o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

           o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

           o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

           Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

           o Long-term financial performance of the target company relative to its industry;

           o          Management's track record;

           o          Portfolio manager's assessment;

           o          Qualifications of director nominees (both slates);

           o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

           o          Background to the proxy contest.

      II.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

           A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

           o It is not clear that the auditors will be able to fulfill their function;

           o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

           o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      III. COMPENSATION PROGRAMS

           Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

           o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

           o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

           o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

           o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

           o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

      IV.  CORPORATE MATTERS

           We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

           o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

           o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

           o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

           o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

      V.   SHAREHOLDER PROPOSALS

           Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

           o We will generally abstain from shareholder social and environmental proposals.

           o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

           o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

           o We will generally vote for proposals to lower barriers to shareholder action.

           o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

      VI.  OTHER

           o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

           o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

           o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

           AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.    PROXY COMMITTEE PROCEDURES

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

      In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
      Trustees:

      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

      2. AIM will not publicly announce its voting intentions and the reasons therefore.

      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.


C.    BUSINESS/DISASTER RECOVERY

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.    RESTRICTIONS AFFECTING VOTING

      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.    CONFLICTS OF INTEREST

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

      If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.    FUND OF FUNDS

      When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G.    CONFLICT IN THESE POLICIES

      If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

         All information listed below is as of October 11, 2005.

AIM BASIC VALUE FUND

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
AMVESCAP National Trust Company
FBO AMVESCAP 401(k) Plan                 --               --               --               --               12.80%
PO Box 105779
Atlanta, GA  30348-5779

AMVESCAP National Trust Company
FBO AMVESCAP Money Purchase Plan         --               --               --               --                6.65%
PO Box 105779
Atlanta, GA  30348-5779

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta                    --               --             5.69%              --                  --
333 West 34th St.,
7th Floor
New York, NY  10001-2402

FIIOC Agent
Employee Benefit Plans                   --               --               --               --               35.48%
100 Magellan Way KW1C
Covington, KY  41015-1987

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
First Command Bank Trust
Attn:  Trust Department                 --                --               --               --               37.70%
P.O. Box 901075
Fort Worth, TX  76101-2075

The Guardian Insurance & Annuity
Company Inc.
Separate Acct L                         --                --               --             6.28%                 --
Attn:  Equity Acctg 3518
3900 Burgess Place
Bethlehem, PA  18017-9097

Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers                             5.34%             8.90%           17.49%              --                  --
Attn:  Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL  32246-6484

Relistar Insurance Co of New York
151 Farmington Ave, #TN41               --                --               --             5.10%                 --
Hartford, CT  06156-0001

Symetra Investment Services Inc.
PO Box 34443                            --                --               --             6.06%                 --
Seattle, WA  98124-1443

AIM CONSERVATIVE ALLOCATION FUND

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
Abdite Industries Inc
Oliver J. Laszlo                        --                --               --            16.78%                 --
18370 Outer Dr
Dearborn, MI  48128-1353

A I M Advisors, Inc.(1)
ATTN:  Corporate Controller             --                --               --               --              100.00%
11 E. Greenway Plz Ste 1919
Houston, TX  77046-1103

AMVESCAP Natl Trustco TTEE
FBO Frost FBO B&O Management Co
Discretionary Contribution Pl           --                --               --             5.54%                 --
PO Box 105779
Atlanta, GA  30348-5779

ANTCSCAP Natl Trustco TTEE
FBO Frost Natl Bank
FBO Super S Foods Employees PS          --                --               --            23.44%                 --
PL & Trust
PO Box 105779
Atlanta, GA  30348-5779

MG Trust Co Cust
See All Industries Inc
401(k) PS                               --                --               --             5.17%                 --
700 17th St, Ste 300
Denver, CO  80202-3531

----------
(1) Owned of record and beneficially.

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
Michael P. Orourke and
Kimberly A. Schenk
Trst Sharon A. Orourke Living           --                --             6.17%              --                  --
Trust Dtd 8/25/95
3435 Golden Ave Apt 903
Cincinnati, OH  45226-2026

Oppenheimer & Co Inc Cust FBO
Charles N Kostelnik IRA R/O             --                --               --            12.88%                 --
8274 Mills St
Taylor, MI  48180-2015


AIM GLOBAL EQUITY FUND

                                       CLASS A          CLASS B         CLASS C        INSTITUTIONAL
                                       SHARES           SHARES           SHARES         CLASS SHARES
                                     ----------       ----------       ----------      -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF          OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD           RECORD
-------------------                  ----------       ----------       ----------      -------------
AMVESCAP Natl Trustco TTEE FBO
XL America Inc Retplan                  --                --               --            25.43%
PO Box 105799
Atlanta, GA 30348-5799

Citigroup Global Market
House Account
Attn:  Cindy Tempesta                 5.45%             7.29%            9.07%              --
333 West 34th St.,
7th Floor
New York, NY  10001-2402

Charles Schwab & Co Inc
Reinvestment Account                  8.33%               --               --               --
101 Montgomery St
San Francisco, CA  94104-4122

                                       CLASS A          CLASS B         CLASS C        INSTITUTIONAL
                                       SHARES           SHARES           SHARES         CLASS SHARES
                                     ----------       ----------       ----------      -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF          OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD           RECORD
-------------------                  ----------       ----------       ----------      -------------
First Command Bank Trust
ATTN:  Trust Department                 --                --               --            74.32%
PO Box 901075
Fort Worth, TX  76101-2075

Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers                               --              5.85%           13.93%              --
Attn:  Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL  32246

Morgan Stanley DW
ATTN:  Mutual Fund Operations           --                --             6.18%              --
3 Harborside Pl FL 6
Jersey City, NJ  07311-3907

AIM GROWTH ALLOCATION FUND

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
A I M Advisors, Inc.(1)
ATTN:  Corporate Controller             --                 --              --               --              100.00%
11 E. Greenway Plz Ste 1919
Houston, TX  77046-1103

AMVESCAP Natl Trustco TTEE FBO
Seaspecialities Inc
401K Savings Pl                         --                 --              --            45.97%                 --
PO Box 105779
Atlanta, GA  30348-5779

----------

(1) Owned of record and beneficially.

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
ANTCSCAP Natl Trustco TTEE FBO
Frost Natl Bank FBO Super S
Foods Employees PS PL & Trust           --                 --              --            11.39%                 --
PO Box 105779
Atlanta, GA  30348-5779

Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers                               --                 --           10.89%              --                  --
ATTN:  Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL  32246-6484

MG Trust Co Cust
Brothers Co Inc 401k PS                 --                 --              --             5.21%                 --
700 17th St,, Ste 300
Denver, CO  80202-3531

AIM MID CAP CORE EQUITY FUND


                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
Citigroup Global Market
House Account
Attn:  Cindy Tempesta                   --                --             6.33%              --                  --
333 West 34th St.,
7th Floor
New York, NY  10001-2402

FIIOC Agent
Employee Benefit Plans
100 Magellan Way KW1C                   --                --               --               --               24.85%
Covington, KY  41015-1987

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
John Hancock Life
Insurance Co USA
250 Bloor St East 7th Floor          11.50%               --               --               --                  --
Toronto On M4W 1E5
Canada

Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of               5.65%             6.38%           18.63%            5.02%                 --
Customers
Attn:  Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL  32246

Morgan Stanley DW
ATTN:  Mutual Fund Operations           --                --             5.42%              --                  --
3 Harborside PL FL 6
Jersey City, NJ  07311-3907

NAP & Co Trust Co Nominee
7650 Magna Dr                           --                --               --               --                8.69%
Belleville, IL  62223-3366

The Northern Trust Co.
FBO Northern Trust Tip-DV               --                --               --               --               23.70%
P.O. Box 92994
Chicago, IL  60675-2994

State Street Bank Custodian
FBO Hatfield Profit
Sharing Fund                            --                --               --               --                9.53%
ATTN:  Douglas Martin
1776 Heritage Dr
North Quincy, MA  02171-2119

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
Wells Fargo Bank NA
FBO 401K -- Mid Cap Core                --                --               --               --               18.09%
P.O. Box 1533
Minneapolis, MN  55480-1533


AIM MODERATE ALLOCATION FUND

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
A I M Advisors, Inc.(1)
ATTN:  Corporate Controller             --                --               --               --               83.77%
11 E. Greenway Plz Ste 1919
Houston, TX  77046-1103

AMVESCAP National TR Co TTEE
FBO The McDevitt Co Employees
401K Plan                               --                --               --             5.18%                 --
PO Box 105779
Atlanta, GA  30348-5779

ANTSCAP Natl Trustco TTEE FBO
Frost Natl Bank FBO Super S
Foods Employees PS PL & Trust           --                --               --            13.77%                 --
PO Box 105779
Atlanta, GA  30348-5779

AMVESCAP Natl Trustco TTEE FBO
Smrt Inc 401k PS PL                     --                --               --            21.83%                 --
PO Box 105779
Atlanta, GA  30348-5779

----------
(1) Owned of record and beneficially.

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers                               --                --             8.15%              --                  --
ATTN:  Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL  32246-6484

Raymond James & Assoc Inc
FBO Warthen IRA                         --                --               --               --               16.23%
880 Carillon Pkwy
St. Petersburg, FL  33716-1100


AIM MODERATE GROWTH ALLOCATION FUND


                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
AIM Advisors Inc(1)
ATTN:  Corporate Controller             --                --               --            39.73%             100.00%
11 E. Greenway Plz, Ste. 1919
Houston, TX  77046-1103

AMVESCAP National Trust Company
Crossroads Fellowship
N. Doug Gamble                          --                --               --             5.08%                 --
1405 Falls Church Rd
Raleigh, NC  27609-4015

Andrea L. Pergament
37 Holly Rd                             --                --               --             9.56%                 --
Waban, MA  02468-1411

----------

(1)  Owned of record and beneficially.

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
Carpet Specialists Ltd
Brenda Helen Browne
11632 Fairgrove Inc Blvd                --                --               --             5.89%                 --
Maryland Heights, MO  63043

Carpet Specialists Ltd
Lisa C.Hrebec
11632 Fairgrove Inc Blvd                --                --               --             6.39%                 --
Maryland Heights, MO  63043

Pershing LLC
P.O. Box 2052                         5.49%               --               --               --                  --
Jersey City, NJ  07303-2052


Southern Tier Lift
Patrick B. Hall                         --                --               --            15.44%                 --
620 Castle Creek Rd
Binghamton, NY  13901-5109

AIM MODERATELY CONSERVATIVE ALLOCATION FUND

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
AIM Advisors, Inc.(1)
ATTN:  Corporate Controller             --                --               --            78.38%             100.00%
11 E. Greenway Plz, Ste 1919
Houston, TX  77046-1103

AMVESCAP National Trust Company
Conroe ISD
James D. Luton                          --                --             5.52%              --                  --
601 Oak Ridge Rd
Willis, TX  77378-2721

----------

(1) Owned of record and beneficially.

                                       CLASS A          CLASS B         CLASS C           CLASS R        INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES          CLASS SHARES
                                     ----------       ----------       ----------       ----------       -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE         PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF           OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD             RECORD
-------------------                  ----------       ----------       ----------       ----------       -------------
AMVESCAP National Trust Company
McAllen ISD
Maria P. Garza                          --                --               --            12.75%                 --
709 N. 7th St.
McAllen, TX  78501-2607

AMVESCAP National Trust Company
Shenendehowa Central Schools            --                --             9.42%              --                  --
Ronald W. Jacobs
137 Benson St.
Albany, NY  12206-2122

ANTC Cust IRA FBO
Douglas Hague                           --                --             6.49               --                  --
11049 Seaport Ln
Boca Raton, FL  33428-1242

OMNI Fasteners
Ronald J. Kuczmarski
909 Towpath Rd                          --              6.30%              --               --                  --
Broadview Heights, OH
44147-3676

William L. Detzel and Judy F.
Detzel TTEES Detzel TR
DTD 07/23/2001                          --                --             7.46%              --                  --
6348 Taylor Mill Rd
Covington, KY  41015-2458

Wells Fargo Investments LLC
ACCT 6019-7594
625 Marquette Ave S.                    --                --             5.06%              --                  --
13th Floor
Minneapolis, MN  55402-2308

AIM SMALL CAP GROWTH FUND


                                                                                                        INVESTOR
                                       CLASS A          CLASS B         CLASS C           CLASS R        CLASS       INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES        SHARES(2)    CLASS SHARES
                                     ----------       ----------       ----------       ----------     ----------    -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE     PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF       OWNED OF       OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD         RECORD          RECORD
-------------------                  ----------       ----------       ----------       ----------     ----------    -------------
American United Life Group
Retirement Annuity                      --                --               --             8.79%              N/A             --
PO Box 398
Indianapolis, IN  46206-0398

AMVESCAP Natl Trust Co FBO
AMVESCAP 401(k) Plan                    --                --               --               --               N/A          24.64%
P.O. Box 105779
Atlanta, GA  30348-5779

AMVESCAP National Trust
Company FBO AMVESCAP Money
Purchase Plan                           --                --               --               --               N/A          10.35%
P.O. Box 105779
Atlanta, GA  30348-5779

Fidelity Investments
Institutional Operations
Co. (F110C) as Agent for                --                --               --               --               N/A          29.59%
Certain Employee Benefit Plans
100 Magellan Way
Mail Location -- KW1C
Covington, KY  41015-1999

HUBCO
Regions Financial Corp                  --                --               --               --               N/A           8.84%
PO Box 830688
Birmingham, AL  35283-0688

John Hancock Life
Insurance Company
(U.S.A)                              14.35%               --               --               --               N/A             --
250 Bloor St East
7th Floor
Toronto, ON M4W 1E5
Canada

----------

(2)      Investor Class shares commenced operations on December 14, 2005.

                                                                                                        INVESTOR
                                       CLASS A          CLASS B         CLASS C           CLASS R        CLASS       INSTITUTIONAL
                                       SHARES           SHARES           SHARES           SHARES        SHARES(2)    CLASS SHARES
                                     ----------       ----------       ----------       ----------     ----------    -------------
                                     PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE     PERCENTAGE     PERCENTAGE
NAME AND ADDRESS OF                   OWNED OF         OWNED OF         OWNED OF         OWNED OF       OWNED OF       OWNED OF
PRINCIPAL HOLDER                       RECORD           RECORD           RECORD          RECORD         RECORD          RECORD
-------------------                  ----------       ----------       ----------       ----------     ----------    -------------
Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers                             8.49%             8.86%           20.77%            8.50%              N/A          17.63%
Attn:  Fund Administration
4800 Deer Lake Dr East,
2nd Floor
Jacksonville, FL  32246

Relistar Insurance Co
of New York                             --                --               --             7.99%              N/A             --
151 Farmington Aven # TN41
Hartford, CT  06156-0001

---------
(2)      Investor Class shares commenced operations on December 14, 2005.


AIM INCOME ALLOCATION FUND AND AIM INTERNATIONAL ALLOCATION FUND

         AIM provided the initial capitalization of each Fund and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding shares of each Fund and therefore could be deemed to "control" each Fund as that term is defined in the 1940 Act. It is anticipated that after the commencement of the public offering of each Fund's shares, AIM will cease to control each Fund for the purposes of the 1940 Act.

MANAGEMENT OWNERSHIP

         As of October 11, 2005, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX G
                                 MANAGEMENT FEES

         For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

FUND NAME                     2004                                    2003                                    2002
              ------------------------------------    ------------------------------------    -----------------------------------
                                           NET                                     NET                                    NET
              MANAGEMENT   MANAGEMENT   MANAGEMENT    MANAGEMENT   MANAGEMENT   MANAGEMENT    MANAGEMENT   MANAGEMENT   MANAGEMENT
                 FEE          FEE          FEE           FEE          FEE          FEE           FEE          FEE          FEE
               PAYABLE      WAIVERS     FEE PAID       PAYABLE      WAIVERS     FEE PAID       PAYABLE      WAIVERS     FEE PAID
              ----------   ----------   ----------    ----------   ----------   ----------    ----------   ----------   ----------
AIM Basic
Value Fund    $45,729,287   $531,221    $45,198,066   $34,395,027   $84,222     $34,310,805   $31,679,859   $39,803     $31,640,056

AIM Global
Equity Fund   $ 2,103,152   $  2,638    $ 2,100,514   $ 1,398,793   $72,356     $ 1,326,437   $ 1,448,177   $79,200     $ 1,368,977

AIM Mid Cap
Core Equity
Fund          $22,980,408   $108,680    $22,871,728   $15,648,450   $78,152     $15,570,298   $ 9,735,227   $42,589     $ 9,692,638


AIM Small
Cap Growth
Fund          $13,134,333   $ 26,987    $13,107,346   $ 9,914,438   $29,940     $ 9,884,498   $ 7,192,423   $23,725     $ 7,168,698

                                   APPENDIX H
                               PORTFOLIO MANAGERS

                             As of December 31, 2004


                            INVESTMENTS IN EACH FUND

NAME OF PORTFOLIO MANAGER                                             DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
-------------------------                                             -----------------------------------------
                                     AIM BASIC VALUE FUND
R. Canon Coleman II                                                           $500,001 -- $1,000,000
Matthew W. Seinsheimer                                                         $100,001 -- $500,000
Michael J. Simon                                                              $500,001 -- $1,000,000
Bret W. Stanley                                                                  Over $1,000,000
                               AIM CONSERVATIVE ALLOCATION FUND
Gary K. Wendler                                                                        None
                                    AIM GLOBAL EQUITY FUND
Derek S. Izuel                                                                  $10,001 -- $50,000
Duy Nguyen(2)                                                                       $1 -- $10,000
                                  AIM GROWTH ALLOCATION FUND
Gary K. Wendler                                                                        None
                                 AIM INCOME ALLOCATION FUND(3)
Gary K. Wendler                                                                        N/A
                             AIM INTERNATIONAL ALLOCATION FUND(3)
Gary K. Wendler                                                                        N/A
                                 AIM MID CAP CORE EQUITY FUND
Ronald S. Sloan                                                               $500,001 -- $1,000,000
                                 AIM MODERATE ALLOCATION FUND
Gary K. Wendler                                                                        None
                            AIM MODERATE GROWTH ALLOCATION FUND(4)
Gary K. Wendler                                                                        None

--------------

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the shame household.

(2) Mr. Nguyen began serving as portfolio manager on September 30, 2005. Ownership information has been provided as of August 31, 2005.

(3)      Commenced operations on October 31, 2005.

(4)      Commenced operations on April 29, 2005.

NAME OF PORTFOLIO MANAGER                                             DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
-------------------------                                             -----------------------------------------
                         AIM MODERATELY CONSERVATIVE ALLOCATION FUND(4)
Gary K. Wendler                                                                        None
                                    AIM SMALL CAP GROWTH FUND
Juliet S. Ellis                                                                 $10,001 -- $50,000
Juan R. Hartsfield                                                              $10,001 -- $50,000


DESCRIPTION OF COMPENSATION STRUCTURE

AIM ADVISORS, INC.

         AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

o BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

o ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

         High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

----------
(4)      Commenced operations on April 29, 2005.

o PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefits plans and programs available generally to all employees.

DESCRIPTION OF COMPENSATION STRUCTURE (GARY WENDLER)

         AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Mr. Wendler receives a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Mr. Wendler's compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Mr. Wendler's compensation consists of the following five elements:

o BASE SALARY. Mr. Wendler is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of Mr. Wendler's experience and responsibilities.

o        ANNUAL BONUS. Mr. Wendler is eligible to receive an annual cash bonus.
         Generally, a portion of the bonus is determined based on the appropriateness of the funds chosen for the portfolio. With a goal of maximizing the efficiency of the portfolio based on the risk/reward profile of the intended shareholder of the fund. However, the total performance of these funds carries less weight in terms of the bonus than Mr. Wendler's other responsibilities not associated with the portfolio.

         Fund performances (against applicable peer group) would be a driver of compensation, poor fund performance (versus applicable peer group) could result in a smaller bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance.

o EQUITY-BASED COMPENSATION. Mr. Wendler may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Mr. Wendler is provided life insurance coverage in the form of a group variable universal life insurance policy, under which he may make additional contributions to purchase additional insurance coverage or for investment purposes.

o PARTICIPATION IN DEFERRED COMPENSATION PLAN. Mr. Wendler is eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Mr. Wendler also participates in benefit plans and programs available generally to all employees.

                             OTHER MANAGED ACCOUNTS

                             As of December 31, 2004


         AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out.

                                                 NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
NAME OF PORTFOLIO MANAGER                                          TOTAL ASSETS BY CATEGORY
----------------------------------------------------------------------------------------------------------------------
                                                 AIM BASIC VALUE FUND
R. Canon Coleman II                    8 Registered Mutual Funds with $3,792,755,077 in total assets under management

                                       1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                       3596 Other Accounts with $1,078,482,755 in total assets under management(5)
----------------------------------------------------------------------------------------------------------------------

Matthew W. Seinsheimer                 8 Registered Mutual Funds with $3,792,755,077 in total assets under management

                                       1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                       3596 Other Accounts with $1,078,482,755 in total assets under management(5)
----------------------------------------------------------------------------------------------------------------------

Michael J. Simon                       12 Registered Mutual Funds with $5,127,006,106 in total assets under management

                                       1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                       3596 Other Accounts with $1,078,482,755 in total assets under management(5)
----------------------------------------------------------------------------------------------------------------------


----------
(5) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

                                                 NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
NAME OF PORTFOLIO MANAGER                                          TOTAL ASSETS BY CATEGORY
----------------------------------------------------------------------------------------------------------------------
Bret W. Stanley                        11 Registered Mutual Funds with $14,632,389,656 in total assets under management

                                       1 Unregistered Pooled Investment Vehicle with $8,108,039 in total assets under management

                                       3596 Other Accounts with $1,078,482,755 in total assets under management(5)
----------------------------------------------------------------------------------------------------------------------
                                            AIM CONSERVATIVE ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------

Gary K. Wendler                        2 Registered Mutual Funds with $220,561,264 in total assets under management
----------------------------------------------------------------------------------------------------------------------
                                                 AIM GLOBAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------

Derek S. Izuel                         4 Unregistered Pooled Investment Vehicles with $922,755,643 in total assets under management
----------------------------------------------------------------------------------------------------------------------

Duy Nguyen(6)                           1 Registered Mutual Fund with $401,822,576 in total assets under management
----------------------------------------------------------------------------------------------------------------------
                                               AIM GROWTH ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------

Gary K. Wendler                        2 Registered Mutual Funds with $189,905,729 in total assets under management
----------------------------------------------------------------------------------------------------------------------
                                             AIM INCOME ALLOCATION FUND(7)
----------------------------------------------------------------------------------------------------------------------

Gary K. Wendler                        None
----------------------------------------------------------------------------------------------------------------------

                                          AIM INTERNATIONAL ALLOCATION FUND(7)
----------------------------------------------------------------------------------------------------------------------

Gary K. Wendler                        None
----------------------------------------------------------------------------------------------------------------------
                                              AIM MID CAP CORE EQUITY FUND
----------------------------------------------------------------------------------------------------------------------

Ronald S. Sloan                        9 Registered Mutual Funds with $13,962,561,095 in total assets under management

                                       2 Unregistered Pooled Investment Vehicles with $55,285,105 in total assets under management

                                       8796 Other Accounts with $1,925,777,183 in total assets under management(5)
----------------------------------------------------------------------------------------------------------------------
                                              AIM MODERATE ALLOCATION FUND
----------------------------------------------------------------------------------------------------------------------

Gary K. Wendler                        2 Registered Mutual Funds with $118,237,659 in total assets under management
----------------------------------------------------------------------------------------------------------------------


----------
(5) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(6) Mr. Nguyen began serving as portfolio manager on AIM Global Equity Fund on September 30, 2005. Information on other accounts he manages has been provided as of August 31, 2005.

(7)  Commenced operations on October 31, 2005.

                                                 NUMBER OF ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER AND
NAME OF PORTFOLIO MANAGER                                          TOTAL ASSETS BY CATEGORY
----------------------------------------------------------------------------------------------------------------------
                                         AIM MODERATE GROWTH ALLOCATION FUND(8)
----------------------------------------------------------------------------------------------------------------------

Gary K. Wendler                        None
----------------------------------------------------------------------------------------------------------------------
                                    AIM MODERATELY CONSERVATIVE ALLOCATION FUND(8)
----------------------------------------------------------------------------------------------------------------------

Gary K. Wendler                        None
----------------------------------------------------------------------------------------------------------------------
                                               AIM SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------

Juliet S. Ellis                        5 Registered Mutual Funds with $1,416,009,463 in total assets under management

                                       1 Other Account with $124,542 in total assets under management(5)
----------------------------------------------------------------------------------------------------------------------

Juan R. Hartsfield                     5 Registered Mutual Funds with $1,416,009,463 in total assets under management

                                       1 Other Account with $124,542 in total assets under management(5)
----------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market


----------
(5) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(8)      Commenced operations on April 29, 2005.

         price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

o Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

         AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:


         FUND NAME                       2004                            2003                         2002
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM Basic Value Fund                   $697,597                        $645,285                     $486,863
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM Conservative
Allocation Fund(1)                      $33,470                          N/A                           N/A
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM Global Equity Fund                  $50,000                        $50,000                       $50,000
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM Growth Allocation Fund(1)           $33,470                          N/A                           N/A
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM Income Allocation Fund(2)             N/A                            N/A                           N/A
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM International
Allocation Fund(2)                        N/A                            N/A                           N/A
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM Mid Cap Core Equity
Fund                                   $592,602                        $487,969                     $274,931
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM Moderate Allocation
Fund(1)                                 $33,470                          N/A                           N/A
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM Moderate Growth
Allocation Fund(3)                        N/A                            N/A                           N/A
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM Moderately
Conservative Allocation
Fund(3)                                   N/A                            N/A                           N/A
---------------------------- ------------------------------ ------------------------------- --------------------------
AIM Small Cap Growth Fund              $437,687                        $365,048                     $206,896
---------------------------- ------------------------------ ------------------------------- --------------------------

(1)      Commenced operations on April 30, 2004.

(2)      Commenced operations on October 31, 2005.

(3)      Commenced operations on April 29, 2005.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS


         Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended December 31 were as follows:


                   FUND                                              2004                2003                2002
-----------------------------------------------                   ----------          ----------           ----------
AIM Basic Value Fund(3)                                           $2,061,261          $4,078,941           $7,413,401
AIM Conservative Allocation Fund(2)                                        0                 N/A                  N/A
AIM Global Equity Fund(4)                                            466,738             851,859              435,419
AIM Growth Allocation Fund(2)                                              0                 N/A                  N/A
AIM Income Allocation Fund(5)                                            N/A                 N/A                  N/A
AIM International Allocation Fund(5)                                     N/A                 N/A                  N/A
AIM Mid Cap Core Equity Fund                                       4,624,704           3,392,660            2,957,059
AIM Moderate Allocation Fund(2)                                            0                 N/A                  N/A
AIM Moderate Growth Allocation Fund(6)                                   N/A                 N/A                  N/A
AIM Moderately Conservative Allocation Fund(6)                           N/A                 N/A                  N/A
AIM Small Cap Growth Fund(7)                                       4,324,262           2,705,367            1,470,812

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2)  Commenced operations on April 30, 2004.

(3) The variation in brokerage commissions paid by AIM Basic Value Fund for the fiscal years ended December 31, 2004 and 2003, was due to lower portfolio activity in 2004, based on the attractive investment opportunities the portfolio management team believed were represented in the fund throughout the year.

(4) The variation in brokerage commissions paid by AIM Global Equity Fund for the fiscal year ended December 31, 2004 as compared to the prior fiscal year ended December 31, 2003 was due to the variation in brokerage commissions paid by AIM Global Equity Fund for the fiscal years ended December 31, 2004 and 2003, was largely due to lower portfolio activity in 2004. The management team makes trades based on its assessment of the risk/return tradeoff in the marketplace, so any variation in portfolio activity from one year to the next is a function of this assessment.

(5)  Commenced operations on October 31, 2005.

(6)  Commenced operations on April 29, 2005.

(7) The variation in brokerage commissions paid by AIM Small Cap Growth Fund for the fiscal years ended December 31, 2004 and 2003, as compared to the prior fiscal year, was due to an increase in transactions executed with commissions as a result of the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in September of 2004.

                                   APPENDIX K

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended December 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                                      Related
Fund                                                                 Transactions(1)          Brokerage Commissions(1)
-----------------------------------------------------               -----------------         ------------------------
AIM Basic Value Fund                                                $1,242,510,780.79                   $3,387,080.82
AIM Conservative Allocation Fund(2)                                                 0                               0
AIM Global Equity Fund                                                $414,043,484.95                     $350,106.33
AIM Growth Allocation Fund(2)                                                       0                               0
AIM Income Allocation Fund(2,3)                                                   N/A                             N/A
AIM International Allocation Fund(2,3)                                            N/A                             N/A
AIM Mid Cap Core Equity Fund                                        $2,319,519,878.23                   $3,470,282.87
AIM Moderate Allocation Fund(2)                                                     0                               0
AIM Moderate Growth Allocation Fund(2,4)                                          N/A                             N/A
AIM Moderately Conservative Allocation Fund(2,4)                                  N/A                             N/A
AIM Small Cap Growth Fund                                           $1,319,584,065.26                   $4,721,675.64

         During the last fiscal year ended December 31, 2004, the following Funds purchased securities by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

                                                                                            Market Value
Issuer                                                 Security                       (as of December 31, 2004)
-------------------------------                      ------------                     -------------------------
AIM Basic Value Fund
     J.P. Morgan Chase & Co.                         Common Stock                           $  242,383,174
     Merrill Lynch & Co., Inc.                       Common Stock                              158,808,890
     Morgan Stanley                                  Common Stock                              169,719,088

AIM Global Equity Fund
     ABN AMRO Holding N.V.                           Common Stock                           $    3,370,268

AIM Small Cap Growth Fund
     Jefferies Group, Inc.                           Common Stock                                9,727,620
     Piper Jaffray Cos., Inc.                        Common Stock                            $   7,269,220

(1) Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.

(2) This fund is a fund of funds, and therefore does not allow transactions for research, statistics or other information. However, for such data for each of the underlying funds which comprise the subject fund of funds, please see the SAI of each underlying fund.

(3)      Commenced operations on October 31, 2005.

(4)      Commenced operations on April 29, 2005.

                                   APPENDIX L

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year ended December 31, 2004 follows:

                                                               CLASS A          CLASS B        CLASS C          CLASS R
FUND                                                            SHARES           SHARES         SHARES           SHARES
------------------------------------------------------        -----------      -----------    ----------        --------
AIM Basic Value Fund                                          $14,891,022      $19,569,452    $6,757,711        $104,692
AIM Conservative Allocation Fund                                   22,251           33,661        37,463           2,838
AIM Global Equity Fund                                            681,690          642,518       130,813            N/A2
AIM Growth Allocation Fund                                         35,636           63,305        33,885           1,704
AIM Income Allocation Fund(1)                                         N/A              N/A           N/A             N/A
AIM International Allocation Fund(1)                                  N/A              N/A           N/A             N/A
AIM Mid Cap Core Equity Fund                                    8,097,059        7,044,856     3,172,774         236,821
AIM Moderate Allocation Fund                                       68,484          124,720        92,170           2,377
AIM Moderate Growth Allocation Fund(2)                                N/A              N/A           N/A             N/A
AIM Moderately Conservative Allocation Fund(2)                        N/A              N/A           N/A             N/A
AIM Small Cap Growth Fund                                       5,494,140        1,619,722       442,711          70,406

(1)      Commenced operations on October 31, 2005.

(2)      Commenced operations on April 29, 2005.

As of the date of this Statement of Additional Information, the Investor Class shares of AIM Small Cap Growth Fund had not yet commenced operations.

                                   APPENDIX M

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

         An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended December 31, 2004 follows:

                                                     PRINTING &            UNDERWRITERS    DEALERS     TRAVEL RELATING
                                        ADVERTISING   MAILING    SEMINARS  COMPENSATION  COMPENSATION    TO MARKETING    PERSONNEL
                                        -----------  ----------  --------  ------------  ------------  ---------------  ------------
AIM Basic Value Fund                    $   502,869  $   51,897  $194,487  $          0  $ 11,679,479  $       107,492  $ 2,354,798
AIM Conservative Allocation Fund                917          82       182             0        17,437                0        3,633
AIM Global Equity Fund                       18,408       1,704     5,324             0       571,665            2,958       81,631
AIM Growth Allocation Fund                    1,457         144       229             0        28,086                0        5,720
AIM Income Allocation Fund(1)                   N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM International Allocation Fund(1)            N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM Mid Cap Core Equity Fund                 37,376       3,845    13,777             0     5,877,379            7,586      173,585
AIM Moderate Allocation Fund                  2,642         252       499             0        54,009              200       10,882
AIM Moderate Growth Allocation Fund(2)          N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM Moderately Conservative                     N/A         N/A       N/A           N/A           N/A              N/A          N/A
   Allocation Fund(2)
AIM Small Cap Growth Fund                         0           0         0             0     3,924,386                0            0

         An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended December 31, 2004 follows:

                                                     PRINTING &            UNDERWRITERS    DEALERS     TRAVEL RELATING
                                        ADVERTISING   MAILING    SEMINARS  COMPENSATION  COMPENSATION    TO MARKETING    PERSONNEL
                                        -----------  ----------  --------  ------------  ------------  ---------------  ------------
AIM Basic Value Fund                    $    44,718  $    4,571  $ 16,617  $ 14,677,089  $  4,610,064  $         9,149  $   207,244
AIM Conservative Allocation Fund                300           0       150        25,246         6,162                0        1,803
AIM Global Equity Fund                        1,562         170       473       481,889       151,963              158        6,303
AIM Growth Allocation Fund                      691          54       149        47,479        11,951                0        2,981
AIM Income Allocation Fund(1)                   N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM International Allocation Fund(1)            N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM Mid Cap Core Equity Fund                 27,421       2,837    10,086     5,283,642     1,589,121            5,673      126,075
AIM Moderate Allocation Fund                  1,276         111       154        93,540        23,785                0        5,854
AIM Moderate Growth Allocation Fund(2)          N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM Moderately Conservative                     N/A         N/A       N/A           N/A           N/A              N/A          N/A
   Allocation Fund(2)
AIM Small Cap Growth Fund                     2,078         205       888     1,214,791       390,983              380       10,397

(1)  Commenced operations on October 31, 2005.

(2)  Commenced operations on April 29, 2005.

         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended December 31, 2004 follows:

                                                     PRINTING &            UNDERWRITERS    DEALERS     TRAVEL RELATING
                                        ADVERTISING   MAILING    SEMINARS  COMPENSATION  COMPENSATION    TO MARKETING     PERSONNEL
                                        -----------  ----------  --------  ------------  ------------  ---------------  ------------
AIM Basic Value Fund                    $    32,949  $    3,402  $ 12,505  $    801,748  $  5,744,257  $         7,270  $   155,580
AIM Conservative Allocation Fund                307           0       154         9,220        25,784                0        1,998
AIM Global Equity Fund                        1,215         120       668        35,069        86,393                0        7,348
AIM Growth Allocation Fund                      572          57       158        15,592        14,198                0        3,308
AIM Income Allocation Fund(1)                   N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM International Allocation Fund(1)            N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM Mid Cap Core Equity Fund                 29,096       3,123    11,400       697,393     2,290,995            6,939      133,828
AIM Moderate Allocation Fund                  1,367         106       294        30,030        53,896                0        6,477
AIM Moderate Growth Allocation Fund(2)          N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM Moderately Conservative                     N/A         N/A       N/A           N/A           N/A              N/A          N/A
   Allocation Fund(2)
AIM Small Cap Growth Fund                     1,373         177       423        26,624       408,902              141        5,071

         An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the fiscal year ended December 31, 2004 follows:

                                                     PRINTING &            UNDERWRITERS    DEALERS     TRAVEL RELATING
                                        ADVERTISING   MAILING    SEMINARS  COMPENSATION  COMPENSATION   TO MARKETING    PERSONNEL
                                        -----------  ----------  --------  ------------  ------------  ---------------  ------------
AIM Basic Value Fund                    $     2,032  $      209  $    766  $     27,816  $     63,942  $           303  $     9,624
AIM Conservative Allocation Fund                 93           9        26         1,414           886                2          408
AIM Global Equity Fund                          N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM Growth Allocation Fund(2)                    72           7         4           831           513                3          274
AIM Income Allocation Fund(1)                   N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM International Allocation Fund(1)            N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM Mid Cap Core Equity Fund                  5,333         537     1,903        64,470       139,461            1,056       24,061
AIM Moderate Allocation Fund                    111          10         1         1,185           641                5          424
AIM Moderate Growth Allocation Fund(2)          N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM Moderately Conservative
   Allocation Fund(2)                           N/A         N/A       N/A           N/A           N/A              N/A          N/A
AIM Small Cap Growth Fund                     1,487         146       451        18,100        43,539              251        6,432

(1)   Commenced operations on October 31, 2005.

(2)   Commenced operations on April 29, 2005.

As of the date of this Statement of Additional Information, the Investor Class shares of AIM Small Cap Growth Fund had not yet commenced operations.

                                   APPENDIX N

                               TOTAL SALES CHARGES


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ending December 31:

                                             2004                          2003                         2002
                                     SALES         AMOUNT                        AMOUNT         SALES         AMOUNT
                                    CHARGES       RETAINED     SALES CHARGES    RETAINED       CHARGES       RETAINED
                                  ------------  -------------  -------------  -------------  ------------  -------------
AIM Basic Value Fund              $ 5,381,3011  $     868,069  $   5,004,113  $     759,942  $  9,981,981  $   1,521,182
AIM Conservative Allocation
   Fund(1)                             352,399         59,963            N/A            N/A           N/A            N/A
AIM Global Equity Fund                 337,797         62,651        158,159         28,656        94,201         16,958
AIM Growth Allocation Fund(1)          586,285         97,170            N/A            N/A           N/A            N/A
AIM Income Allocation Fund(2)              N/A            N/A            N/A            N/A           N/A            N/A
AIM International Allocation
  Fund(2)                                  N/A            N/A            N/A            N/A           N/A            N/A
AIM Mid Cap Core Equity Fund         2,088,488        342,343      4,684,623        701,330     5,400,197        804,255
AIM Moderate Allocation Fund(1)      1,256,804        203,518            N/A            N/A           N/A            N/A
AIM Moderate Growth Allocation
  Fund(3)                                  N/A            N/A            N/A            N/A           N/A            N/A
AIM Moderately Conservative
   Allocation Fund (3)                     N/A            N/A            N/A            N/A           N/A            N/A
AIM Small Cap Growth Fund              239,932         41,724        334,139         52,197     1,310,416        198,431


         The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended December 31:

                                                                2004             2003              2002
AIM Basic Value Fund                                  $        357,488  $       117,667  $        235,808
AIM Conservative Allocation Fund(1)                              8,521              N/A               N/A
AIM Global Equity Fund                                          12,946              336             1,906
AIM Growth Allocation Fund(1)                                    4,475              N/A               N/A
AIM Income Allocation Fund(2)                                      N/A              N/A               N/A
AIM International Allocation Fund(2)                               N/A              N/A               N/A
AIM Mid Cap Core Equity Fund                                   135,158           54,978            72,938
AIM Moderate Allocation Fund(1)                                  7,550              N/A               N/A
AIM Moderate Growth Allocation Fund(3)                             N/A              N/A               N/A
AIM Moderately Conservative Allocation Fund(3)                     N/A              N/A               N/A
AIM Small Cap Growth Fund                                       24,656           26,238            53,881

(1)   Commenced operations on April 30, 2004.

(2)   Commenced operations on October 31, 2005.

(3)   Commenced operations on April 29, 2005.

                                   APPENDIX O

                                PERFORMANCE DATA


AVERAGE ANNUAL TOTAL RETURNS

         The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                          PERIODS ENDED
                                                                          JUNE 30, 2005
                                                                                             SINCE        INCEPTION
CLASS A SHARES:                                1 YEAR         5 YEARS       10 YEARS       INCEPTION         DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                            -0.61%           4.65%           N/A         11.95%        10/18/95
AIM Conservative Allocation Fund                -1.59%            N/A            N/A         -0.48%        04/30/04
AIM Global Equity Fund                           8.24%           3.17%           N/A          7.86%        09/15/97
AIM Growth Allocation Fund                       3.76%            N/A            N/A          6.63%        04/30/04
AIM Income Allocation Fund                        N/A             N/A            N/A           N/A         10/31/05
AIM International Allocation Fund                 N/A             N/A            N/A           N/A         10/31/05
AIM Mid Cap Core Equity Fund                     1.01%           5.70%          9.72%          N/A         06/09/87
AIM Moderate Allocation Fund                     2.83%            N/A            N/A          4.33%        04/30/04
AIM Moderate Growth Allocation Fund(1)            N/A             N/A            N/A         -0.56%        04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                             N/A             N/A            N/A         -2.64%        04/29/05
AIM Small Cap Growth Fund                       -0.71%          -7.14%           N/A         11.29%        10/18/95


         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                          PERIODS ENDED
                                                                          JUNE 30, 2005
                                                                                            SINCE         INCEPTION
         CLASS B SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION         DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                            -0.50%           4.83%          N/A         12.01%         10/18/95
AIM Conservative Allocation Fund                -1.54%            N/A           N/A          0.25%         04/30/04
AIM Global Equity Fund                           7.92%           3.32%          N/A          8.00%         09/15/97
AIM Growth Allocation Fund                       3.97%            N/A           N/A          7.76%         04/30/04
AIM Income Allocation Fund                        N/A             N/A           N/A           N/A          10/31/05
AIM International Allocation Fund                 N/A             N/A           N/A           N/A          10/31/05
AIM Mid Cap Core Equity Fund                     1.18%           5.86%         9.76%          N/A          04/01/93
AIM Moderate Allocation Fund                     2.98%            N/A           N/A          5.33%         04/30/04
AIM Moderate Growth Allocation Fund(1)            N/A             N/A           N/A          0.17%         04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                             N/A             N/A           N/A         -2.21%         04/29/05
AIM Small Cap Growth Fund                       -0.70%          -7.14%          N/A         11.30%         10/18/95

(1)   Commenced operations on April 29, 2005. Returns are cumulative.

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                          PERIODS ENDED
                                                                          JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS C SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION         DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                             3.50%           5.15%          N/A          6.38%         05/03/99
AIM Conservative Allocation Fund                 2.46%            N/A           N/A          3.67%         04/30/04
AIM Global Equity Fund                          11.94%           3.64%          N/A          8.76%         01/02/98
AIM Growth Allocation Fund                       7.97%            N/A           N/A         11.14%         04/30/04
AIM Income Allocation Fund                        N/A             N/A           N/A           N/A          10/31/05
AIM International Allocation Fund                 N/A             N/A           N/A           N/A          10/31/05
AIM Mid Cap Core Equity Fund                     5.12%           6.19%          N/A         11.51%         05/03/99
AIM Moderate Allocation Fund                     6.98%            N/A           N/A          8.72%         04/30/04
AIM Moderate Growth Allocation Fund(1)            N/A             N/A           N/A          4.07%         04/29/05
AIM Moderately Conservative                       N/A             N/A           N/A          1.89%         04/29/05
   Allocation Fund(1)
AIM Small Cap Growth Fund                        3.30%          -6.78%          N/A          6.59%         05/03/99


         The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                          PERIODS ENDED
                                                                          JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS R SHARES:                       1 YEAR        5 YEARS       10 YEARS        INCEPTION         DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund(2)                         4.99%           5.67%           N/A         12.43%         10/18/95(2)
AIM Conservative Allocation Fund(1)             3.92%            N/A            N/A          4.14%         04/30/04
AIM Global Equity Fund(3)                      13.46%           4.02%           N/A          8.37%         09/15/97(3)
AIM Growth Allocation Fund                      9.51%            N/A            N/A         11.70%         04/30/04
AIM Income Allocation Fund                        N/A            N/A            N/A           N/A          10/31/05
AIM International Allocation Fund                 N/A            N/A            N/A           N/A          10/31/05
AIM Mid Cap Core Equity Fund(2)                 6.64%           6.74%         10.17%          N/A          06/09/87(2)
AIM Moderate Allocation Fund                    8.52%            N/A            N/A          9.28%         04/30/04
AIM Moderate Growth Allocation Fund(1)            N/A            N/A            N/A          5.17%         04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                             N/A            N/A            N/A          2.99%         04/29/05
AIM Small Cap Growth Fund(2)                    4.84%          -6.28%           N/A         11.74%         10/18/95(2)

(1)   Commenced operations on April 29, 2005. Returns are cumulative.

(2) The return shown for the one year period is the historical performance of the Fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the Funds' Class R shares since their inception and the restated historical performance of the Funds' Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Funds' Class A shares. The inception date of the Funds' Class R shares is June 3, 2002.

(3) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class R shares is October 31, 2005.

         The average annual total returns (after taxes on distributions and redemption) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                         PERIODS ENDED
                                                                         JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         INVESTOR CLASS SHARES:                1 YEAR         5 YEARS       10 YEARS       INCEPTION         DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Small Cap Growth Fund(1)                   6.18%            7.22%          9.58%          N/A          08/07/89

(1) The return shown for these periods is the restated historical performance of AIM Small Cap Growth Fund's Class A shares at the net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is that of AIM Small Cap Growth Fund's Class A shares. The inception date of the Funds' Investor Class shares is December 14, 2005. As of the date of this Statement of Additional Information, the Investor Class shares of AIM Small Cap Growth Fund had not yet commenced operations.

CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:


                                                                          PERIODS ENDED
                                                                          JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS A SHARES:                       1 YEAR        5 YEARS       10 YEARS        INCEPTION         DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                             -0.61%        25.53%           N/A        198.92%          10/18/95
AIM Conservative Allocation Fund                 -1.59%          N/A            N/A         -0.56%          04/30/04
AIM Global Equity Fund                            8.24%        16.88%           N/A         80.26%          09/15/97
AIM Growth Allocation Fund                        3.76%          N/A            N/A          7.78%          04/30/04
AIM Income Allocation Fund                         N/A           N/A            N/A           N/A           10/31/05
AIM International Allocation Fund                  N/A           N/A            N/A           N/A           10/31/05
AIM Mid Cap Core Equity Fund                      1.01%        31.96%        152.83%          N/A           06/09/87
AIM Moderate Allocation Fund                      2.83           N/A            N/A          5.07%          04/30/04
AIM Moderate Growth Allocation Fund(1)             N/A           N/A            N/A         -0.56%          04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                              N/A           N/A            N/A         -2.64%          04/29/05
AIM Small Cap Growth Fund                        -0.71%       -30.94%           N/A        182.38%          10/18/95

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                          PERIODS ENDED
                                                                          JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS B SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION         DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                            -0.50%         26.57%           N/A          200.53%        10/18/95
AIM Conservative Allocation Fund                -1.54%           N/A            N/A            0.29%        04/30/04
AIM Global Equity Fund                           7.92%         17.72%           N/A           82.07%        09/15/97
AIM Growth Allocation Fund                       3.97%           N/A            N/A            9.11%        04/30/04
AIM Income Allocation Fund                        N/A            N/A            N/A             N/A         10/31/05
AIM International Allocation Fund                 N/A            N/A            N/A             N/A         10/31/05
AIM Mid Cap Core Equity Fund                     1.18%         32.96%        153.73%            N/A         04/01/93
AIM Moderate Allocation Fund                     2.98%           N/A            N/A            6.24%        04/30/04
AIM Moderate Growth Allocation
   Fund(1)                                        N/A            N/A            N/A            0.17%        04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                             N/A            N/A            N/A           -2.21%        04/29/05
AIM Small Cap Growth Fund                       -0.70%        -30.94%           N/A          182.42%        10/18/95

(1)  Commenced operations on April 29, 2005. Returns are cumulative.

         The cumulative total returns (including maximum applicable contingent deferred sales charge ) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                         PERIODS ENDED
                                                                         JUNE 30, 2005
                                                                                            SINCE        INCEPTION
         CLASS C SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION        DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                              3.50%         28.57%         N/A         46.34%         05/03/99
AIM Conservative Allocation Fund                  2.46%           N/A          N/A          4.29%         04/30/04
AIM Global Equity Fund                           11.94%         19.57%         N/A         87.53%         01/02/98
AIM Growth Allocation Fund                        7.97%           N/A          N/A         13.11%         04/30/04
AIM Income Allocation Fund                         N/A            N/A          N/A           N/A          10/31/05
AIM International Allocation Fund                  N/A            N/A          N/A           N/A          10/31/05
AIM Mid Cap Core Equity Fund                      5.12%         35.01%         N/A         95.57%         05/03/99
AIM Moderate Allocation Fund                      6.98%           N/A          N/A         10.24%         04/30/04
AIM Moderate Growth Allocation Fund(1)             N/A            N/A          N/A          4.07%         04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                              N/A            N/A          N/A          1.89%         04/29/05
AIM Small Cap Growth Fund                         3.30%        -29.59%         N/A         48.14%         05/03/99

         The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                        PERIODS ENDED
                                                                        JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS R SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION         DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund(2)                         4.99%        31.76%            N/A             211.68%        10/18/95(2)
AIM Conservative Allocation Fund(1)             3.92%          N/A             N/A               4.85%        04/30/04
AIM Global Equity Fund(3)                      13.46%        21.79%            N/A              87.06%        09/15/97(3)
AIM Growth Allocation Fund                      9.51%          N/A             N/A              13.78%        04/30/04
AIM Income Allocation Fund                       N/A           N/A             N/A                N/A         10/31/05
AIM International Allocation Fund                N/A           N/A             N/A                N/A         10/31/05
AIM Mid Cap Core Equity Fund(2)                 6.64%        38.55%         163.50%               N/A        06/09/872
AIM Moderate Allocation Fund                    8.52%          N/A             N/A              10.91%        04/30/04
AIM Moderate Growth Allocation Fund(1)           N/A           N/A             N/A               5.17%        04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                            N/A           N/A             N/A               2.99%        04/29/05
AIM Small Cap Growth Fund(2)                    4.84%       -27.69%            N/A             193.66%        10/18/95(2)

(1)      Commenced operations on April 29, 2005. Returns are cumulative.

(2) The return shown for the one year period is the historical performance of the Fund's Class R shares. The returns shown for other periods are the blended returns of the historical performance of the Funds' Class R shares since their inception and the restated historical performance of the Funds' Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R Shares. The inception date shown in the table is that of the funds' Class A shares. The inception date of the Funds' Class R shares is June 3, 2002.

(3) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higherRule 12b-1 fees applicable to Class R shares. The inception date shown in the table is that of the Fund's Class A shares. The inception date of the Fund's Class R shares is October 31, 2005.

         The cumulative total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                         PERIODS ENDED
                                                                         JUNE 30, 2005
         INVESTOR CLASS SHARES:                                                              SINCE        INCEPTION
                                               1 YEAR         5 YEARS       10 YEARS       INCEPTION        DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Small Cap Growth Fund1                      9.51%           9.28%          12.85%         N/A          08/07/89

(1) The return shown for these periods is the restated historical performance of AIM Small Cap Growth Fund's Class A shares at the net asset value, which restated performance will reflect higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is for AIM Small Cap Growth Fund's Class A shares. The inception date of the Funds' Investor Class shares is December 14, 2005. As of the date of this Statement of Additional Information, the Investor Class Shares of AIM Small Cap Growth Fund had not yet commenced operations.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                        PERIODS ENDED
                                                                        JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS A SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION        DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                           -0.61%         4.58%          N/A              11.47%       10/18/95
AIM Conservative Allocation Fund               -1.90%          N/A           N/A              -0.75%       04/30/04
AIM Global Equity Fund                          7.17%         2.20%          N/A               6.65%       09/15/97
AIM Growth Allocation Fund                      3.62%          N/A           N/A               6.50%       04/30/04
AIM Income Allocation Fund                       N/A           N/A           N/A                N/A        10/31/05
AIM International Allocation Fund                N/A           N/A           N/A                N/A        10/31/05
AIM Mid Cap Core Equity Fund                   -0.14%         4.47%         7.31%               N/A        06/09/87
AIM Moderate Allocation Fund                    2.54           N/A           N/A               4.07%       04/30/04
AIM Moderate Growth Allocation Fund(1)           N/A           N/A           N/A              -0.56%       04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                            N/A           N/A           N/A              -2.64%       04/29/05
AIM Small Cap Growth Fund                      -0.71%        -7.48%          N/A              10.46%       10/18/95

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                        PERIODS ENDED
                                                                        JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS B SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION        DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                           -0.50%         4.76%            N/A           11.54%        10/18/95
AIM Conservative Allocation Fund               -1.80%          N/A             N/A            0.03%        04/30/04
AIM Global Equity Fund                          6.76%         2.33%            N/A            6.80%        09/15/97
AIM Growth Allocation Fund                      3.88%          N/A             N/A            7.68%        04/30/04
AIM Income Allocation Fund                       N/A           N/A             N/A             N/A         10/31/05
AIM International Allocation Fund                N/A           N/A             N/A             N/A         10/31/05
AIM Mid Cap Core Equity Fund                   -0.16%         4.52%           7.28%            N/A         04/01/93
AIM Moderate Allocation Fund(1)                 2.74%          N/A             N/A            5.12%        04/30/04
AIM Moderate Growth Allocation Fund(1)           N/A           N/A             N/A            0.17%        04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                            N/A           N/A             N/A           -2.21%        04/29/05
AIM Small Cap Growth Fund                      -0.70%        -7.50%            N/A           10.45%        10/18/95

(1)   Commenced operations on April 29, 2005. Returns are cumulative.

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:


                                                                        PERIODS ENDED
                                                                        JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS C SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION        DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                            3.50%         5.09%          N/A               6.30%       05/03/99
AIM Conservative Allocation Fund                2.20%          N/A           N/A               3.44%       04/30/04
AIM Global Equity Fund                         10.78%         2.66%          N/A               7.75%       01/02/98
AIM Growth Allocation Fund                      7.88%          N/A           N/A              11.06%       04/30/04
AIM Income Allocation Fund                       N/A           N/A           N/A                N/A        10/31/05
AIM International Allocation Fund                N/A           N/A           N/A                N/A        10/31/05
AIM Mid Cap Core Equity Fund                    3.78%         4.86%          N/A               9.71%       05/03/99
AIM Moderate Allocation Fund                    6.74%          N/A           N/A               8.51%       04/30/04
AIM Moderate Growth Allocation Fund(1)           N/A           N/A           N/A               4.07%       04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                            N/A           N/A           N/A               1.89%       04/29/05
AIM Small Cap Growth Fund                       3.30%        -7.13%          N/A               6.13%       05/03/99


         The average annual total returns (after taxes on distributions) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                         PERIODS ENDED
                                                                         JUNE 30, 2005
                                                                                             SINCE        INCEPTION
        INVESTOR CLASS SHARES:                 1 YEAR         5 YEARS       10 YEARS       INCEPTION        DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Small Cap Growth Fund(1)                   9.51%           7.46%          9.90%           N/A          08/07/89

(1) The return shown for these periods is the restated historical performance of AIM Small Cap Growth Fund's Class A shares at the net asset value, which restated performance will reflect the higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is for AIM Small Cap Growth Fund's Class A shares. The inception date of the Fund's Investor Class shares is December 14, 2005. As of the date of this Statement of Additional Information, the Investor Class Shares of AIM Small Cap Growth Fund had not yet commenced operations.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less that ten years) ended June 30, 2005 are as follows:

                                                                        PERIODS ENDED
                                                                        JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS A SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION        DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                           -0.40%         3.96%            N/A           10.37%        10/18/95
AIM Conservative Allocation Fund               -1.02%          N/A             N/A           -0.56%        04/30/04
AIM Global Equity Fund                          6.12%         2.15%            N/A            6.18%        09/15/97
AIM Growth Allocation Fund                      2.47%          N/A             N/A            5.58%        04/30/04
AIM Income Allocation Fund                       N/A           N/A             N/A             N/A         10/31/05
AIM International Allocation Fund                N/A           N/A             N/A             N/A         10/31/05
AIM Mid Cap Core Equity Fund                    1.76%         4.27%           6.95%            N/A         06/09/87
AIM Moderate Allocation Fund                    1.86%          N/A             N/A            3.54%        04/30/04
AIM Moderate Growth Allocation Fund(1)           N/A           N/A             N/A           -0.37%        04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                            N/A           N/A             N/A           -1.72%        04/29/05
AIM Small Cap Growth Fund                      -0.46%        -6.08%            N/A            9.52%        10/18/95

(1)   Commenced operations on April 29, 2005. Returns are cumulative.


         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                        PERIODS ENDED
                                                                        JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS B SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION        DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                           -0.33%           4.12%         N/A              10.43%      10/18/95
AIM Conservative Allocation Fund               -0.99%            N/A          N/A               0.09%      04/30/04
AIM Global Equity Fund                          5.98%           2.27%         N/A               6.32%      09/15/97
AIM Growth Allocation Fund                      2.60%            N/A          N/A               6.56%      04/30/04
AIM International Allocation Fund                N/A             N/A          N/A                N/A       10/31/05
AIM Income Allocation Fund                       N/A             N/A          N/A                N/A       10/31/05
AIM Mid Cap Core Equity Fund                    2.05%           4.37%        6.95%               N/A       04/01/93
AIM Moderate Allocation Fund                    1.95%            N/A          N/A               4.42%      04/30/04
AIM Moderate Growth Allocation Fund(1)           N/A             N/A          N/A               0.11%      04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                            N/A             N/A          N/A              -1.44%      04/29/05
AIM Small Cap Growth Fund                      -0.46%          -6.09%         N/A               9.52%      10/18/95

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                        PERIODS ENDED
                                                                        JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         CLASS C SHARES:                       1 YEAR         5 YEARS       10 YEARS       INCEPTION        DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Basic Value Fund                            2.27%         4.40%            N/A            5.49%        05/03/99
AIM Conservative Allocation Fund                1.61%          N/A             N/A            2.99%        04/30/04
AIM Global Equity Fund                          8.59%         2.56%            N/A            7.16%        01/02/98
AIM Growth Allocation Fund                      5.20%          N/A             N/A            9.44%        04/30/04
AIM Income Allocation Fund                       N/A           N/A             N/A             N/A         10/31/05
AIM International Allocation Fund                N/A           N/A             N/A             N/A         10/31/05
AIM Mid Cap Core Equity Fund                    4.61%         4.66%            N/A            9.05%        05/03/99
AIM Moderate Allocation Fund                    4.55%          N/A             N/A            7.30%        04/30/04
AIM Moderate Growth Allocation Fund(1)           N/A           N/A             N/A            2.65%        04/29/05
AIM Moderately Conservative
   Allocation Fund(1)                            N/A           N/A             N/A            1.23%        04/29/05
AIM Small Cap Growth Fund                       2.14%        -5.80%            N/A            5.48%        05/02/99

(1)   Commenced operations on April 29, 2005. Returns are cumulative.

         The average annual total returns (after taxes on distributions and redemption) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended June 30, 2005 are as follows:

                                                                         PERIODS ENDED
                                                                         JUNE 30, 2005
                                                                                             SINCE        INCEPTION
         INVESTOR CLASS SHARES:                1 YEAR         5 YEARS       10 YEARS       INCEPTION         DATE
---------------------------------------        ------         -------       --------       ---------      ---------
AIM Small Cap Growth Fund(1)                     6.18%          7.22%         9.58%            N/A         08/07/89

(1) The return shown for these periods is the restated historical performance of AIM Small Cap Growth Fund's Class A shares at the net asset value, which restated performance will reflect higher Rule 12b-1 fees applicable to Class A shares. The inception date shown in the table is for AIM Small Cap Growth Fund's Class A shares. The inception date of the Funds' Investor Class shares is December 14, 2005. As of the date of this Statement of Additional Information, the Investor Class Shares of AIM Small Cap Growth Fund had not yet commenced operations.

                                  APPENDIX P-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of September 20, 2005 (with the exception of the Sayegh lawsuit discussed below).

         RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

         State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE

         FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

         GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

         OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

         SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED,
         V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

         CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of
         Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

         ANNE G. PERENTESES (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.

         Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al., and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

         RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN),
         V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM

         STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES
         Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON
         (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

         CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND

         CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

         On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

                                  APPENDIX P-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING


         The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of September 20, 2005.

         T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V.
         T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. On September 2, 2005, the Court consolidated the nine cases on this subject matter, including the case against AIM.

         JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX P-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES


         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of September 20, 2005.

         All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed.

         RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

         DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

         FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX P-4
       PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES
                   ON LIMITED OFFERING FUNDS OR SHARE CLASSES


         The following civil lawsuits, including shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, ADI and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of September 20, 2005.

         By order of the United States District Court for the Southern District of Texas, Houston Division, the Lieber lawsuit discussed below has been consolidated for pre-trial purposes into the Zucker lawsuit discussed below and administratively closed.

         LAWRENCE ZUCKER, ON BEHALF OF AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, V. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act") and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this case to alleged violations of Section 36(b) against ADI.

         STANLEY LIEBER, ON BEHALF OF INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees. In March 2005, the parties entered a Stipulation whereby, among other things, the plaintiff agreed to dismiss without prejudice all claims against all of the individual defendants and his claims based on state law causes of action. This effectively limits this case to alleged violations of Section 36(b) against ADI.

         HERMAN C. RAGAN, DERIVATIVELY, AND ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of:
         Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Rule 10b-5 thereunder; Sections 17(a) (2) and 17(a) (3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against ADI. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

                                  APPENDIX P-5
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS


         The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of September 20, 2005.

         By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG.

         JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT
         H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND,

         INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
         R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
         H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY
         W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE

         FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM

         INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

         HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
         R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE

         INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                  APPENDIX P-6
         PENDING LITIGATION ALLEGING FAILURE TO ENSURE PARTICIPATION IN
                            CLASS ACTION SETTLEMENTS


         The following civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, AIM Capital and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit was dismissed by the Court on August 12, 2005.

         AVO HOGAN AND JULIAN W. MEADOWS, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. BOB R. BAKER, FRANK S. BAYLEY, JAMES T. BUNCH, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, ROBERT H. GRAHAM, GERALD J. LEWIS, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, LARRY SOLL, PH.D, MARK H. WILLIAMSON, AIM INVESTMENTS, LTD., AIM ADVISORS, INC., AIM CAPITAL MANAGEMENT, INC., INVESCO INSTITUTIONAL (N.A.), INC. AND JOHN DOES NO. 1 THROUGH 100, in the United States District Court, Northern District of Texas (Civil Action No. 3:05-CV-73-P), filed on January 11, 2005. This claim alleges violations of Sections 36(a), 36(b) and 47(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty and negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and counsel fees.

                              FINANCIAL STATEMENTS


         Pursuant to Rule 3-03(d) of Regulation S-X, unaudited financials for the period ended June 30, 2005, for Registrant's portfolios have been included in addition to the portfolios' audited financials for the period ended December 31, 2004. Such financials reflect all adjustments which are of a normal recurring nature and which are in the opinion of management, necessary to a fair statement of the results for the periods presented.


                                       FS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Aggressive Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Aggressive Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2004 (date operations commenced) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provides a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
-------------------------------
PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
MUTUAL FUNDS-100.00%(a)

AIM Dynamics Fund-Institutional
  Class-5.06%(b)(c)                              225,060   $ 3,781,016
----------------------------------------------------------------------
AIM High Yield Fund-Institutional Class-4.83%    793,411     3,610,019
----------------------------------------------------------------------
AIM International Core Equity
  Fund-Institutional Class-12.71%(d)             827,763     9,502,721
----------------------------------------------------------------------
AIM International Growth Fund-Institutional
  Class-12.96%(b)                                476,343     9,688,825
----------------------------------------------------------------------
AIM Large Cap Basic Value Fund-Institutional
  Class-17.17%(b)                                948,067    12,836,834
----------------------------------------------------------------------
AIM Large Cap Growth Fund-Institutional
  Class-19.51%(b)                              1,461,136    14,582,137
----------------------------------------------------------------------


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
MUTUAL FUNDS-(CONTINUED)

AIM Multi-Sector Fund-Institutional
  Class-12.50%(e)                                429,236   $ 9,340,168
----------------------------------------------------------------------
AIM Real Estate Fund-Institutional
  Class-5.31%                                    152,712     3,967,454
----------------------------------------------------------------------
AIM Small Cap Growth Fund-Institutional
  Class-9.95%(b)                                 267,277     7,438,317
======================================================================
    Total Mutual Funds (Cost $68,782,937)                   74,747,491
======================================================================
TOTAL INVESTMENTS-100.00% (Cost $68,782,937)                74,747,491
======================================================================
OTHER ASSETS LESS LIABILITIES-0.00%                              3,330
======================================================================
NET ASSETS-100.00%                                         $74,750,821
______________________________________________________________________
======================================================================

Notes to Schedule of Investments:

(a) The mutual fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Effective October 15, 2004, the INVESCO Dynamics Fund was renamed AIM Dynamics Fund.
(d) Effective October 15, 2004, the INVESCO International Core Equity Fund was renamed AIM International Core Equity Fund.
(e) Effective October 15, 2004, the INVESCO Multi-Sector Fund was renamed AIM Multi-Sector Fund.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments in affiliated underlying funds, at
  market value (cost $68,782,937)               $74,747,491
-----------------------------------------------------------
Receivables for fund shares sold                    323,853
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                2,805
-----------------------------------------------------------
Other assets                                         82,992
===========================================================
    Total assets                                 75,157,141
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             313,243
-----------------------------------------------------------
  Fund shares reacquired                             10,610
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             2,805
-----------------------------------------------------------
Accrued distribution fees                            36,624
-----------------------------------------------------------
Accrued transfer agent fees                           9,592
-----------------------------------------------------------
Accrued operating expenses                           33,446
===========================================================
    Total liabilities                               406,320
===========================================================
Net assets applicable to shares outstanding     $74,750,821
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $68,640,537
-----------------------------------------------------------
Undistributed net investment income                  (1,934)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                             147,664
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                      5,964,554
===========================================================
                                                $74,750,821
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $39,368,199
___________________________________________________________
===========================================================
Class B                                         $22,384,069
___________________________________________________________
===========================================================
Class C                                         $11,542,766
___________________________________________________________
===========================================================
Class R                                         $ 1,342,379
___________________________________________________________
===========================================================
Institutional Class                             $   113,408
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           3,495,476
___________________________________________________________
===========================================================
Class B                                           1,992,914
___________________________________________________________
===========================================================
Class C                                           1,027,898
___________________________________________________________
===========================================================
Class R                                             119,352
___________________________________________________________
===========================================================
Institutional Class                                  10,057
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     11.26
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.26 divided by
      94.50%)                                   $     11.92
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.23
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.23
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     11.25
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     11.28
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period April 30, 2004 (Date operations commenced) through December 31, 2004

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $  187,282
========================================================================

EXPENSES:

Administrative services fees                                      33,470
------------------------------------------------------------------------
Custodian fees                                                     4,484
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         35,636
------------------------------------------------------------------------
  Class B                                                         63,305
------------------------------------------------------------------------
  Class C                                                         33,885
------------------------------------------------------------------------
  Class R                                                          1,704
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        48,771
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            20
------------------------------------------------------------------------
Trustees' fees and retirement benefits                             8,567
------------------------------------------------------------------------
Registration and filing fees                                      42,958
------------------------------------------------------------------------
Reports to shareholders                                           15,438
------------------------------------------------------------------------
Professional fees                                                 34,705
------------------------------------------------------------------------
Other                                                              7,111
========================================================================
    Total expenses                                               330,054
========================================================================
Less: Expenses reimbursed and expense offset arrangements       (161,218)
========================================================================
    Net expenses                                                 168,836
========================================================================
Net investment income                                             18,446
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from affiliated underlying funds                39,228
========================================================================
Net realized gain from distributions of affiliated
  underlying funds                                               311,072
========================================================================
                                                                 350,300
========================================================================
Change in net unrealized appreciation of affiliated
  underlying funds                                             5,964,554
========================================================================
Net gain from affiliated underlying funds                      6,314,854
========================================================================
Net increase in net assets resulting from operations          $6,333,300
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period April 30, 2004 (Date operations commenced) through December 31, 2004

                                                                 2004
-------------------------------------------------------------------------
OPERATIONS:

  Net investment income from affiliated underlying funds      $    18,446
-------------------------------------------------------------------------
  Net realized gain from affiliated underlying funds and
    capital gain distributions of underlying funds                350,300
-------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying funds                                            5,964,554
=========================================================================
    Net increase in net assets resulting from operations        6,333,300
=========================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (166,197)
-------------------------------------------------------------------------
  Class B                                                         (56,952)
-------------------------------------------------------------------------
  Class C                                                         (29,244)
-------------------------------------------------------------------------
  Class R                                                          (5,483)
-------------------------------------------------------------------------
  Institutional Class                                                (617)
=========================================================================
    Total distributions from net investment income               (258,493)
=========================================================================
Distributions to shareholders from net realized gains:
  Class A                                                          (3,264)
-------------------------------------------------------------------------
  Class B                                                          (1,898)
-------------------------------------------------------------------------
  Class C                                                            (975)
-------------------------------------------------------------------------
  Class R                                                            (119)
-------------------------------------------------------------------------
  Institutional Class                                                 (10)
=========================================================================
    Total distributions from net realized gains                    (6,266)
=========================================================================
    Decrease in net assets resulting from distributions          (264,759)
=========================================================================
Share transactions-net:
  Class A                                                      36,288,349
-------------------------------------------------------------------------
  Class B                                                      20,477,991
-------------------------------------------------------------------------
  Class C                                                      10,599,924
-------------------------------------------------------------------------
  Class R                                                       1,215,379
-------------------------------------------------------------------------
  Institutional Class                                             100,637
=========================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        68,682,280
=========================================================================
    Net increase in net assets                                 74,750,821
=========================================================================

NET ASSETS:

  Beginning of period                                                  --
=========================================================================
  End of period (including undistributed net investment
    income of $(1,934))                                       $74,750,821
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Allocation Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on April 30, 2004.

    The Fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market. The Fund is a "fund of funds," in that it invests in the Institutional Class of other mutual funds -- ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the underlying funds' net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the underlying funds' Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the underlying funds' officers following procedures approved by the underlying funds' Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds. AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.17% of average daily net assets, through December 31, 2005. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. For the period April 30, 2004 (date operations commenced) through December 31, 2004, AIM reimbursed expenses of $110,983.

    For the period April 30, 2004 (date operations commenced) through December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $1,431 of expenses incurred by the Fund related to market timing matters in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period April 30, 2004 (date operations commenced) through December 31, 2004, AIM was paid $33,470 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund paid AISI $160 for Class A, Class B, Class C and Class R shares and $0 for Institutional Class shares and AIM reimbursed fees of $48,611 for Class A, Class B, Class C and Class R and $20 for the Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period April 30, 2004 (date operations commenced) through December 31, 2004, the Class A, Class B, Class C and Class R shares paid $35,636, $63,305, $33,885 and $1,704, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 30, 2004 (date operations commenced) through December 31, 2004, AIM Distributors advised the Fund that it retained $97,170 in front-end sales commissions from the sale of Class A shares and $40, $3,313, $1,122 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to AIM Distributors for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund and the mutual funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated mutual funds for the period April 30, 2004 (date operations commenced) through December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                            UNREALIZED
                             MARKET VALUE     PURCHASES      PROCEEDS      APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                           04/30/04        AT COST      FROM SALES    (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
AIM Dynamics
  Fund-Institutional Class      $   --       $3,445,730     $ (29,488)      $  363,424      $ 3,781,016     $    --      $  1,350
-----------------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund-
  Institutional Class               --        3,519,122       (29,123)         119,512        3,610,019      69,560           508
-----------------------------------------------------------------------------------------------------------------------------------
AIM International Core
  Equity Fund-
  Institutional Class               --        8,692,987       (88,014)         889,962        9,502,721      88,752         7,786
-----------------------------------------------------------------------------------------------------------------------------------
AIM International Growth
  Fund- Institutional Class         --        8,607,415       (75,704)       1,149,286        9,688,825          --         7,828
-----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Basic Value
  Fund- Institutional Class         --       12,050,886      (100,855)         884,644       12,836,834          --         2,159
-----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund-
  Institutional Class               --       13,778,326      (115,563)         915,987       14,582,137          --         5,387
-----------------------------------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund-
  Institutional Class               --        8,831,308       (73,788)         578,270        9,340,168          --       224,242
-----------------------------------------------------------------------------------------------------------------------------------
AIM Real Estate Fund-
  Institutional Class               --        3,561,868       (41,403)         439,766        3,967,454      28,970        98,430
-----------------------------------------------------------------------------------------------------------------------------------
AIM Small Cap Growth Fund-
  Institutional Class               --        6,883,388       (73,383)         625,703        7,438,317          --         2,610
===================================================================================================================================
  Total                         $   --       $69,371,030    $(627,321)      $5,964,554      $74,747,491     $187,282     $350,300*
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Includes $311,072 of capital gains received from affiliated underlying funds.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund received credits in transfer agency fees of $160 and credits in custodian fees of $13 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $173.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund paid legal fees of $863 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund did not borrow under the uncommitted unsecured revolving facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the period April 30, 2004 (date operations commenced) through December 31, 2004 was as follows:

                                                                2004
----------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $264,757
----------------------------------------------------------------------
  Long-term capital gain                                             2
======================================================================
Total distributions                                           $264,759
______________________________________________________________________
======================================================================


Tax Components of Net Assets:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                 2004
-------------------------------------------------------------------------
Undistributed ordinary income                                 $    36,177
-------------------------------------------------------------------------
Undistributed long-term gain                                      115,598
-------------------------------------------------------------------------
Unrealized appreciation -- investments                          5,960,443
-------------------------------------------------------------------------
Temporary book/tax differences                                     (1,934)
-------------------------------------------------------------------------
Shares of beneficial interest                                  68,640,537
=========================================================================
Total net assets                                              $74,750,821
_________________________________________________________________________
=========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation expenses.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period April 30, 2004 (date operations commenced) through December 31, 2004 was $69,371,030 and $627,321, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $5,960,443
==============================================================================
Net unrealized appreciation of investment securities              $5,960,443
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $68,787,048.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions and stock issuance costs, on December 31, 2004, undistributed net investment income was increased by $238,113, undistributed net realized gain (loss) was decreased by $196,370 and shares of beneficial interest decreased by $41,743. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

    The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                            CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------
                                                                   APRIL 30, 2004
                                                                  (DATE OPERATIONS
                                                                     COMMENCED)
                                                                  TO DECEMBER 31,
                                                                        2004
                                                              ------------------------
                                                               SHARES        AMOUNT
--------------------------------------------------------------------------------------
Sold:
  Class A                                                     3,574,709    $37,105,068
--------------------------------------------------------------------------------------
  Class B                                                     2,065,422     21,235,832
--------------------------------------------------------------------------------------
  Class C                                                     1,082,947     11,184,543
--------------------------------------------------------------------------------------
  Class R                                                       142,688      1,465,707
--------------------------------------------------------------------------------------
  Institutional Class                                            10,001        100,010
======================================================================================
Issued as reinvestment of dividends:
  Class A                                                        14,820        164,949
--------------------------------------------------------------------------------------
  Class B                                                         5,195         57,658
--------------------------------------------------------------------------------------
  Class C                                                         2,647         29,375
--------------------------------------------------------------------------------------
  Class R                                                           504          5,602
--------------------------------------------------------------------------------------
  Institutional Class                                                56            627
======================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        14,680        152,114
--------------------------------------------------------------------------------------
  Class B                                                       (14,728)      (152,114)
======================================================================================
Reacquired:
  Class A                                                      (108,733)    (1,133,782)
--------------------------------------------------------------------------------------
  Class B                                                       (62,975)      (663,385)
--------------------------------------------------------------------------------------
  Class C                                                       (57,696)      (613,994)
--------------------------------------------------------------------------------------
  Class R                                                       (23,840)      (255,930)
======================================================================================
                                                              6,645,697    $68,682,280
______________________________________________________________________________________
======================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                      CLASS A                CLASS B             CLASS C             CLASS R
                                                   APRIL 30, 2004         APRIL 30, 2004      APRIL 30, 2004      APRIL 30, 2004
                                                  (DATE OPERATIONS       (DATE OPERATIONS    (DATE OPERATIONS    (DATE OPERATIONS
                                                   COMMENCED) TO          COMMENCED) TO       COMMENCED) TO       COMMENCED) TO
                                                    DECEMBER 31,           DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                        2004                   2004                2004                2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 10.00                $ 10.00             $ 10.00              $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.03(a)              (0.02)(a)           (0.02)(a)             0.02(a)
=================================================================================================================================
  Net gains on securities (both realized and
    unrealized)                                          1.28                   1.28                1.28                1.28
=================================================================================================================================
    Total from investment operations                     1.31                   1.26                1.26                1.30
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.05)                 (0.03)              (0.03)              (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 (0.00)                 (0.00)              (0.00)              (0.00)
=================================================================================================================================
    Total distributions                                 (0.05)                 (0.03)              (0.03)              (0.05)
=================================================================================================================================
Net asset value, end of period                        $ 11.26                $ 11.23             $ 11.23              $11.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         13.12%                 12.61%              12.61%              12.98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $39,368                $22,384             $11,543              $1,342
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers(c)(d)                                 0.52%                  1.17%               1.17%               0.67%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers(c)(d)                              1.31%                  1.96%               1.96%               1.46%
=================================================================================================================================
Ratio of net investment income to average net
  assets(c)                                              0.40%                 (0.25)%             (0.25)%              0.25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  2%                     2%                  2%                  2%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $15,148,502, $9,418,590, $5,041,442 and $506,989 for Class A, Class B,
     Class C and Class R, respectively.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. The estimated underlying expenses for the Fund, expressed as a percentage of average daily net assets of the Fund was 0.96%.
(e)  Not annualized for periods less than one year.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                               (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.00
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
=================================================================================
  Net gains on securities (both realized and unrealized)              1.29
=================================================================================
    Total from investment operations                                  1.34
=================================================================================
Less distributions:
  Dividends from net investment income                               (0.06)
---------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.00)
=================================================================================
    Total distributions                                              (0.06)
=================================================================================
Net asset value, end of period                                      $11.28
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      13.44%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $  113
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    0.17%(c)(d)
---------------------------------------------------------------------------------
  Without fee waivers                                                 0.75%(c)(d)
=================================================================================
Ratio of net investment income to average net assets                  0.75%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(e)                                               2%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $102,790.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. The estimated underlying expenses for the Fund, expressed as a percentage of average daily net assets of the Fund was 0.96%.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the

Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages;

rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Value Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP
-------------------------------
PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.19%

ADVERTISING-5.07%

Interpublic Group of Cos., Inc. (The)(a)(b)    12,182,700   $  163,248,180
--------------------------------------------------------------------------
Omnicom Group Inc.(b)                           2,440,000      205,740,800
==========================================================================
                                                               368,988,980
==========================================================================

AEROSPACE & DEFENSE-1.24%

Honeywell International Inc.                    2,541,300       89,987,433
==========================================================================

APPAREL RETAIL-1.96%

Gap, Inc. (The)(b)                              6,767,300      142,925,376
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.49%

Bank of New York Co., Inc. (The)                5,425,000      181,303,500
==========================================================================

BUILDING PRODUCTS-4.61%

American Standard Cos. Inc.(a)                  4,082,000      168,668,240
--------------------------------------------------------------------------
Masco Corp.                                     4,568,800      166,898,264
==========================================================================
                                                               335,566,504
==========================================================================

COMMUNICATIONS EQUIPMENT-0.98%

Motorola, Inc.                                  4,142,000       71,242,400
==========================================================================

CONSUMER ELECTRONICS-1.26%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                 3,453,098       91,507,097
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.59%

Ceridian Corp.(a)(b)                            6,071,300      110,983,364
--------------------------------------------------------------------------
First Data Corp.                                5,241,000      222,952,140
==========================================================================
                                                               333,935,504
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.18%

Cendant Corp.                                   7,855,000      183,649,900
--------------------------------------------------------------------------
H&R Block, Inc.(b)                              2,465,400      120,804,600
==========================================================================
                                                               304,454,500
==========================================================================

ENVIRONMENTAL SERVICES-2.87%

Waste Management, Inc.                          6,982,167      209,046,080
==========================================================================

FOOD RETAIL-2.85%

Kroger Co. (The)(a)                             7,766,400      136,222,656
--------------------------------------------------------------------------
Safeway Inc.(a)(b)                              3,605,000       71,162,700
==========================================================================
                                                               207,385,356
==========================================================================

GENERAL MERCHANDISE STORES-2.26%

Target Corp.(b)                                 3,164,300      164,322,099
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


HEALTH CARE DISTRIBUTORS-6.20%

Cardinal Health, Inc.                           5,134,000   $  298,542,100
--------------------------------------------------------------------------
McKesson Corp.                                  4,856,900      152,798,074
==========================================================================
                                                               451,340,174
==========================================================================

HEALTH CARE EQUIPMENT-2.24%

Waters Corp.(a)                                 3,492,100      163,395,359
==========================================================================

HEALTH CARE FACILITIES-1.67%

HCA, Inc.(b)                                    3,039,000      121,438,440
==========================================================================

HEALTH CARE SERVICES-0.83%

IMS Health Inc.(b)                              2,595,400       60,239,234
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.25%

Starwood Hotels & Resorts Worldwide, Inc.(b)    1,555,800       90,858,720
==========================================================================

INDUSTRIAL CONGLOMERATES-4.29%

Tyco International Ltd. (Bermuda)(b)            8,746,000      312,582,040
==========================================================================

INDUSTRIAL MACHINERY-1.25%

Parker Hannifin Corp.                           1,199,200       90,827,408
==========================================================================

INVESTMENT BANKING & BROKERAGE-4.51%

Merrill Lynch & Co., Inc.(b)                    2,657,000      158,808,890
--------------------------------------------------------------------------
Morgan Stanley                                  3,056,900      169,719,088
==========================================================================
                                                               328,527,978
==========================================================================

LEISURE PRODUCTS-0.57%

Mattel, Inc.(b)                                 2,126,460       41,444,705
==========================================================================

MANAGED HEALTH CARE-2.95%

UnitedHealth Group Inc.                         2,444,400      215,180,532
==========================================================================

MOVIES & ENTERTAINMENT-2.46%

Walt Disney Co. (The)(b)                        6,435,000      178,893,000
==========================================================================

MULTI-LINE INSURANCE-1.80%

Genworth Financial Inc.-Class A                 4,864,400      131,338,800
==========================================================================

OIL & GAS DRILLING-3.58%

ENSCO International Inc.                        2,555,700       81,117,918
--------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)             4,241,698      179,805,578
==========================================================================
                                                               260,923,496
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.66%

Halliburton Co.(b)                              4,350,000      170,694,000
--------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)     1,867,300       95,792,490
==========================================================================
                                                               266,486,490
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-6.05%

Citigroup Inc.                                  4,119,597   $  198,482,184
--------------------------------------------------------------------------
JPMorgan Chase & Co.                            6,213,360      242,383,174
==========================================================================
                                                               440,865,358
==========================================================================

PHARMACEUTICALS-7.71%

Pfizer Inc.                                     6,100,300      164,037,067
--------------------------------------------------------------------------
Sanofi-Aventis (France)(c)                      3,173,760      253,233,263
--------------------------------------------------------------------------
Wyeth                                           3,375,000      143,741,250
==========================================================================
                                                               561,011,580
==========================================================================

PROPERTY & CASUALTY INSURANCE-2.17%

ACE Ltd. (Cayman Islands)                       3,692,000      157,833,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-1.08%

Novellus Systems, Inc.(a)(b)                    2,834,000       79,040,260
==========================================================================

SYSTEMS SOFTWARE-3.84%

Computer Associates International, Inc.(b)      8,994,900      279,381,594
==========================================================================

THRIFTS & MORTGAGE FINANCE-5.72%

Fannie Mae(b)                                   3,340,000      237,841,400
--------------------------------------------------------------------------
MGIC Investment Corp.(b)                        1,304,100       89,865,531
--------------------------------------------------------------------------
Radian Group Inc.                               1,663,856       88,583,693
==========================================================================
                                                               416,290,624
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $5,587,847,955)                        7,148,563,621
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


MONEY MARKET FUNDS-1.37%

Liquid Assets Portfolio-Institutional
  Class(d)                                     49,840,942   $   49,840,942
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    49,840,942       49,840,942
==========================================================================
    Total Money Market Funds (Cost
      $99,681,884)                                              99,681,884
==========================================================================
TOTAL INVESTMENTS-99.56% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,687,529,839)                                            7,248,245,505
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-8.58%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  312,297,068     312,297,068
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(d)(e)                                  312,297,069     312,297,069
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $624,594,137)                                      624,594,137
==========================================================================
TOTAL INVESTMENTS-108.14% (Cost
  $6,312,123,976)                                            7,872,839,642
==========================================================================
OTHER ASSETS LESS LIABILITIES-(8.14%)                         (592,750,524)
==========================================================================
NET ASSETS-100.00%                                          $7,280,089,118
__________________________________________________________________________
==========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 3.22% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $5,587,847,955)*                            $7,148,563,621
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $724,276,021)                            724,276,021
============================================================
    Total investments (cost $6,312,123,976)    7,872,839,642
____________________________________________________________
============================================================
Receivables for:
  Investments sold                                84,816,262
------------------------------------------------------------
  Fund shares sold                                58,914,960
------------------------------------------------------------
  Dividends                                        7,304,605
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               171,948
------------------------------------------------------------
Other assets                                         162,662
============================================================
    Total assets                               8,024,210,079
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           37,218,990
------------------------------------------------------------
  Fund shares reacquired                          76,719,080
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 343,762
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       624,594,137
------------------------------------------------------------
Accrued distribution fees                          3,515,416
------------------------------------------------------------
Accrued trustees' fees                                 1,126
------------------------------------------------------------
Accrued transfer agent fees                        1,324,048
------------------------------------------------------------
Accrued operating expenses                           404,402
============================================================
    Total liabilities                            744,120,961
============================================================
Net assets applicable to shares outstanding   $7,280,089,118
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $6,248,186,381
------------------------------------------------------------
Undistributed net investment income (loss)          (237,116)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (528,575,813)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies            1,560,715,666
============================================================
                                               7,280,089,118
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $4,480,701,483
____________________________________________________________
============================================================
Class B                                       $1,985,689,733
____________________________________________________________
============================================================
Class C                                       $  681,233,525
____________________________________________________________
============================================================
Class R                                       $   29,245,199
____________________________________________________________
============================================================
Institutional Class                           $  103,219,178
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          138,198,676
____________________________________________________________
============================================================
Class B                                           64,854,809
____________________________________________________________
============================================================
Class C                                           22,253,568
____________________________________________________________
============================================================
Class R                                              905,941
____________________________________________________________
============================================================
Institutional Class                                3,131,586
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        32.42
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $32.42 divided by
      94.50%)                                 $        34.31
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        30.62
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        30.61
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        32.28
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        32.96
____________________________________________________________
============================================================

* At December 31, 2004, securities with an aggregate market value of $611,804,898 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,168,782)      $ 78,567,383
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $355,442*)                        3,100,780
==========================================================================
  Total investment income                                       81,668,163
==========================================================================

EXPENSES:

Advisory fees                                                   45,729,287
--------------------------------------------------------------------------
Administrative services fees                                       697,597
--------------------------------------------------------------------------
Custodian fees                                                     542,246
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                       14,891,022
--------------------------------------------------------------------------
  Class B                                                       19,569,452
--------------------------------------------------------------------------
  Class C                                                        6,757,711
--------------------------------------------------------------------------
  Class R                                                          104,692
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                      16,353,257
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           1,090
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                             194,751
--------------------------------------------------------------------------
Other                                                            2,695,744
==========================================================================
    Total expenses                                             107,536,849
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (1,255,226)
==========================================================================
    Net expenses                                               106,281,623
==========================================================================
Net investment income (loss)                                   (24,613,460)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        116,304,029
--------------------------------------------------------------------------
  Foreign currencies                                              (347,301)
==========================================================================
                                                               115,956,728
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        603,140,113
--------------------------------------------------------------------------
  Foreign currencies                                                    (3)
==========================================================================
                                                               603,140,110
==========================================================================
Net gain from investment securities and foreign currencies     719,096,838
==========================================================================
Net increase in net assets resulting from operations          $694,483,378
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (24,613,460)   $  (28,543,503)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           115,956,728      (185,210,653)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            603,140,110     1,755,021,436
==============================================================================================
    Net increase in net assets resulting from operations         694,483,378     1,541,267,280
==============================================================================================
Share transactions-net:
  Class A                                                        229,943,250       371,075,475
----------------------------------------------------------------------------------------------
  Class B                                                       (146,534,200)      (23,057,201)
----------------------------------------------------------------------------------------------
  Class C                                                        (49,796,419)      (12,624,445)
----------------------------------------------------------------------------------------------
  Class R                                                         14,533,591         8,800,089
----------------------------------------------------------------------------------------------
  Institutional Class                                             96,937,383           131,671
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                145,083,605       344,325,589
==============================================================================================
    Net increase in net assets                                   839,566,983     1,885,592,869
==============================================================================================

NET ASSETS:

  Beginning of year                                            6,440,522,135     4,554,929,266
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(237,116) and $(112,387), respectively)        $7,280,089,118    $6,440,522,135
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets in excess of $1.5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.62% of the next $1.5 billion, plus 0.595% of the next $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued with approval by the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $531,221.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $636,198 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $697,597 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $16,353,257 for Class A, Class B, Class C and Class R shares and $1,090 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $14,891,022, $19,569,452, $6,757,711 and
$104,692, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $868,069 in front-end sales commissions from the sale of Class A shares and $68,805, $229,699, $58,984 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                   UNREALIZED
            MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND          12/31/03         AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid
  Assets
Portfolio-
  Institutional
  Class     $103,433,320    $  522,046,572    $  (575,638,950)       $   --        $49,840,942     $1,389,388      $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-
  Institutional
  Class     103,433,320        522,046,572       (575,638,950)           --         49,840,942      1,355,950          --
============================================================================================================================
  Subtotal  $206,866,640    $1,044,093,144    $(1,151,277,900)       $   --        $99,681,884     $2,745,338      $   --
____________________________________________________________________________________________________________________________
============================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                   UNREALIZED
            MARKET VALUE      PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND          12/31/03         AT COST          FROM SALES       (DEPRECIATION)      12/31/04       INCOME*      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Liquid
  Assets
Portfolio-
  Institutional
  Class     $313,614,189    $  627,570,967    $  (628,888,088)       $   --        $312,297,068    $  179,301      $   --
----------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-
  Institutional
  Class     313,614,190        626,466,442       (627,783,563)           --        312,297,069        176,141          --
============================================================================================================================
  Subtotal  $627,228,379    $1,254,037,409    $(1,256,671,651)       $   --        $624,594,137    $  355,442      $   --
============================================================================================================================
  Total     $834,095,019    $2,298,130,553    $(2,407,949,551)       $   --        $724,276,021    $3,100,780      $   --
____________________________________________________________________________________________________________________________
============================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $28,451,094 and $79,546,163, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $87,776 and credits in custodian fees of $31 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $87,807.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $18,435 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $611,804,898 were on loan to brokers. The loans were secured by cash collateral of $624,594,137 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $355,442 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2004 and 2003.


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Unrealized appreciation -- investments                          $1,550,131,361
------------------------------------------------------------------------------
Temporary book/tax differences                                        (237,116)
------------------------------------------------------------------------------
Capital loss carryforward                                         (517,991,508)
------------------------------------------------------------------------------
Shares of beneficial interest                                    6,248,186,381
==============================================================================
Total net assets                                                $7,280,089,118
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $114,361,608 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                  CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
-------------------------------------------------------------------------------
December 31, 2010                                                 $320,850,425
-------------------------------------------------------------------------------
December 31, 2011                                                  197,141,083
===============================================================================
Total capital loss carryforward                                   $517,991,508
_______________________________________________________________________________
===============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $1,166,755,388 and $972,528,015, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $1,743,507,800
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (193,376,439)
==============================================================================
Net unrealized appreciation of investment securities            $1,550,131,361
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $6,322,708,281.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $24,488,731, undistributed net realized gain (loss) was increased by $347,301 and shares of beneficial interest decreased by $24,836,032. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING(A)
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                          2004                             2003
                                                              -----------------------------    -----------------------------
                                                                SHARES           AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      45,643,967    $1,367,897,119     45,894,184    $1,127,030,777
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      11,128,015       316,220,520     14,417,383       339,056,287
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,433,952       125,791,675      5,136,210       121,231,659
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         668,236        19,850,960        406,314        10,126,744
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           3,074,246        97,385,847         12,259           310,965
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       3,531,163       106,295,761      2,640,145        65,659,146
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,727,321)     (106,295,761)    (2,769,986)      (65,659,146)
============================================================================================================================
Reacquired:
  Class A                                                     (41,338,578)   (1,244,249,630)   (34,160,186)     (821,614,448)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (12,577,796)     (356,458,959)   (13,284,365)     (296,454,342)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (6,194,731)     (175,588,094)    (5,926,753)     (133,856,104)
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (177,088)       (5,317,369)       (56,598)       (1,326,655)
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (14,498)         (448,464)        (7,415)         (179,294)
============================================================================================================================
                                                                4,449,567    $  145,083,605     12,301,192    $  344,325,589
____________________________________________________________________________________________________________________________
============================================================================================================================

()(a)There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 9% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------------
                                                      2004               2003             2002             2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $    29.24         $    21.86       $    28.44       $    28.41       $  23.84
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.03)             (0.06)           (0.04)(a)        (0.02)(a)       0.06
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      3.21               7.44            (6.54)            0.06           4.74
=================================================================================================================================
    Total from investment operations                     3.18               7.38            (6.58)            0.04           4.80
=================================================================================================================================
Less distributions:
  Dividends from net investment income                     --                 --             0.00             0.00          (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    --                 --             0.00            (0.01)         (0.20)
=================================================================================================================================
    Total distributions                                    --                 --             0.00            (0.01)         (0.23)
=================================================================================================================================
Net asset value, end of period                     $    32.42         $    29.24       $    21.86       $    28.44       $  28.41
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         10.88%             33.76%          (23.14)%           0.16%         20.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $4,480,701         $3,812,300       $2,534,964       $2,066,536       $448,668
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  1.29%(c)(d)        1.34%            1.33%            1.30%          1.32%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (0.11)%(c)         (0.28)%          (0.17)%          (0.05)%         0.49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    15%                20%              30%              20%            56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $4,254,577,848.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.31% for the year ended December 31, 2004.

                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                      ---------------------------------------------------------------------------
                                                         2004               2003          2002             2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $    27.80         $    20.91    $    27.38       $    27.54       $  23.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.23)             (0.21)        (0.20)(a)        (0.19)(a)      (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         3.05               7.10         (6.27)            0.04           4.53
=================================================================================================================================
    Total from investment operations                        2.82               6.89         (6.47)           (0.15)          4.51
=================================================================================================================================
Less distributions from net realized gains                    --                 --          0.00            (0.01)         (0.20)
=================================================================================================================================
Net asset value, end of period                        $    30.62         $    27.80    $    20.91       $    27.38       $  27.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            10.14%             32.95%       (23.63)%          (0.53)%        19.47%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $1,985,690         $1,946,590    $1,498,499       $1,538,292       $241,157
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     1.94%(c)(d)        1.99%         1.98%            1.95%          1.97%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.76)%(c)         (0.93)%       (0.82)%          (0.70)%        (0.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       15%                20%           30%              20%            56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $1,956,945,241.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.96% for the year ended December 31, 2004.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                             2004             2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  27.79         $  20.91       $  27.38       $  27.54       $  23.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.23)           (0.21)         (0.20)(a)      (0.19)(a)      (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                3.05             7.09          (6.27)          0.04           4.53
=================================================================================================================================
    Total from investment operations                           2.82             6.88          (6.47)         (0.15)          4.51
=================================================================================================================================
Less distributions from net realized gains                       --               --           0.00          (0.01)         (0.20)
=================================================================================================================================
Net asset value, end of period                             $  30.61         $  27.79       $  20.91       $  27.38       $  27.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               10.15%           32.90%        (23.63)%        (0.53)%        19.47%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $681,234         $667,412       $518,575       $566,627       $193,863
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                        1.94%(c)(d)      1.99%          1.98%          1.95%          1.97%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.76)%(c)       (0.93)%        (0.82)%        (0.70)%        (0.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          15%              20%            30%            20%            56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $675,771,120.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.96% for the year ended December 31, 2004.

                                                                              CLASS R
                                                              ----------------------------------------
                                                                                         JUNE 3, 2002
                                                                    YEAR ENDED            (DATE SALES
                                                                   DECEMBER 31,          COMMENCED) TO
                                                              -----------------------    DECEMBER 31,
                                                               2004            2003          2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 29.16         $ 21.84       $ 27.54
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)          (0.06)        (0.05)(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.18            7.38         (5.65)
======================================================================================================
    Total from investment operations                             3.12            7.32         (5.70)
======================================================================================================
Net asset value, end of period                                $ 32.28         $ 29.16       $ 21.84
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                 10.70%          33.52%       (20.70)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $29,245         $12,097       $ 1,421
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                          1.44%(c)(d)     1.49%         1.54%(e)
======================================================================================================
Ratio of net investment income (loss) to average net assets     (0.26)%(c)      (0.43)%       (0.37)%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                         15%             20%           30%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $20,938,399.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.46% for the year ended December 31, 2004.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                        INSTITUTIONAL CLASS
                                                              ---------------------------------------
                                                                                       MARCH 15, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                  DECEMBER 31,         COMMENCED) TO
                                                              ---------------------     DECEMBER 31,
                                                                2004          2003          2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  29.56       $21.95       $ 29.63
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.02         0.08          0.06(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.38         7.53         (7.74)
=====================================================================================================
    Total from investment operations                              3.40         7.61         (7.68)
=====================================================================================================
Net asset value, end of period                                $  32.96       $29.56       $ 21.95
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                  11.50%       34.67%       (25.92)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $103,219       $2,123       $ 1,471
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets                           0.71%(c)(d)   0.71%        0.81%(e)
=====================================================================================================
Ratio of net investment income to average net assets              0.47%(c)     0.35%         0.35%(e)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                          15%          20%           30%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $11,657,696.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.73% for the year ended December 31, 2004.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to:

(i) violation of various provisions of the Federal and state securities laws;
(ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Conservative Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Conservative Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2004 (date operations commenced) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
MUTUAL FUNDS-90.30%(A)

AIM Charter Fund-Institutional Class-5.20%        174,198   $ 2,288,956
-----------------------------------------------------------------------
AIM International Core Equity
  Fund-Institutional Class-2.75%(b)               105,494     1,211,075
-----------------------------------------------------------------------
AIM Large Cap Basic Value Fund-Institutional
  Class-5.30%(c)                                  172,365     2,333,821
-----------------------------------------------------------------------
AIM Large Cap Growth Fund-Institutional
  Class-5.28%(c)                                  232,660     2,321,950
-----------------------------------------------------------------------
AIM Limited Maturity Treasury
  Fund-Institutional Class-14.58%                 628,999     6,415,786
-----------------------------------------------------------------------
AIM Multi-Sector Fund-Institutional
  Class-2.71%(d)                                   54,760     1,191,575
-----------------------------------------------------------------------
AIM Short Term Bond Fund-Institutional
  Class-24.42%                                  1,075,525    10,744,498
-----------------------------------------------------------------------
AIM Total Return Bond Fund-Institutional
  Class-24.65%                                  1,034,909    10,845,845
-----------------------------------------------------------------------
AIM Trimark Endeavor Fund-Institutional
  Class-5.41%(c)                                  188,885     2,379,953
=======================================================================
    Total Mutual Funds (Cost $38,857,563)                    39,733,459
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

                                                  PAR         MARKET
                                                 (000)         VALUE
-----------------------------------------------------------------------

REPURCHASE AGREEMENTS-9.66%

State Street Bank & Trust 2.10%, 01/03/05
  (Cost $4,249,226)(e)                         $    4,249     4,249,226
=======================================================================
TOTAL INVESTMENTS-99.96% (Cost $43,106,789)                  43,982,685
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.04%                              16,761
=======================================================================
NET ASSETS-100.00%                                          $43,999,446
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) The mutual fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(b) Effective October 15, 2004, INVESCO International Core Equity Fund was renamed AIM International Core Equity Fund.
(c) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(d) Effective October 15, 2004, INVESCO Multi-Sector was renamed AIM Multi-Sector Fund.
(e) Repurchase agreement entered into 12/31/04 with a maturing value of $4,249,970. Collateralized by $4,390,000 U.S. Government obligations, 5.00% due 05/25/18 with a market value at 12/31/2004 of $4,335,125.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments in affiliated underlying funds, at
  market value (cost $38,857,563)               $39,733,459
-----------------------------------------------------------
Repurchase agreements (cost $4,249,226)           4,249,226
-----------------------------------------------------------
    Total investments (cost $43,106,789)         43,982,685
===========================================================
Receivables for:
  Fund shares sold                                  207,152
-----------------------------------------------------------
  Interest                                              248
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                2,547
-----------------------------------------------------------
Other assets                                         55,965
===========================================================
    Total assets                                 44,248,597
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             186,759
-----------------------------------------------------------
  Fund shares reacquired                                385
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             2,547
-----------------------------------------------------------
Accrued distribution fees                             9,372
-----------------------------------------------------------
Accrued transfer agent fees                           6,067
-----------------------------------------------------------
Accrued operating expenses                           44,021
===========================================================
    Total liabilities                               249,151
===========================================================
Net assets applicable to shares outstanding     $43,999,446
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $43,071,450
-----------------------------------------------------------
Undistributed net investment income                  (1,519)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                              53,619
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                        875,896
===========================================================
                                                $43,999,446
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $20,123,514
___________________________________________________________
===========================================================
Class B                                         $10,435,968
___________________________________________________________
===========================================================
Class C                                         $11,751,349
___________________________________________________________
===========================================================
Class R                                         $ 1,584,273
___________________________________________________________
===========================================================
Institutional Class                             $   104,342
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           1,950,685
___________________________________________________________
===========================================================
Class B                                           1,014,921
___________________________________________________________
===========================================================
Class C                                           1,143,146
___________________________________________________________
===========================================================
Class R                                             153,692
___________________________________________________________
===========================================================
Institutional Class                                  10,108
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.32
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.32 divided
      by 94.50%)                                $     10.92
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.28
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.28
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     10.31
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     10.32
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period April 30, 2004 (date operations commenced) through the year ended December 31, 2004

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $  299,901
------------------------------------------------------------------------
Interest                                                          23,723
========================================================================
    Total investment income                                      323,624
========================================================================

EXPENSES:

Administrative services fees                                      33,470
------------------------------------------------------------------------
Custodian fees                                                     4,410
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         22,251
------------------------------------------------------------------------
  Class B                                                         33,661
------------------------------------------------------------------------
  Class C                                                         37,463
------------------------------------------------------------------------
  Class R                                                          2,838
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                          15,094
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            11
------------------------------------------------------------------------
Trustees' fees                                                     8,518
------------------------------------------------------------------------
Registration and filing fees                                      37,308
------------------------------------------------------------------------
Professional fees                                                 34,637
------------------------------------------------------------------------
Other                                                             15,313
========================================================================
    Total expenses                                               244,974
========================================================================
Less: Expenses reimbursed and expense offset arrangement        (120,619)
========================================================================
    Net expenses                                                 124,355
========================================================================
Net investment income                                            199,269
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from affiliated underlying funds                36,318
------------------------------------------------------------------------
Net realized gain from distributions of affiliated
  underlying funds                                               162,144
========================================================================
                                                                 198,462
========================================================================
Change in net unrealized appreciation of affiliated
  underlying funds                                               875,896
========================================================================
Net gain from affiliated underlying funds                      1,074,358
========================================================================
Net increase in net assets resulting from operations          $1,273,627
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period April 30, 2004 (date operations commenced) through the year ended December 31, 2004

                                                                   2004
---------------------------------------------------------------------------
OPERATIONS:

  Net investment income from affiliated underlying funds        $   199,269
---------------------------------------------------------------------------
  Net realized gain from underlying funds and capital gain
    distributions of affiliated underlying funds                    198,462
---------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying funds                                                875,896
===========================================================================
    Net increase in net assets resulting from operations          1,273,627
===========================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (183,596)
---------------------------------------------------------------------------
  Class B                                                           (76,559)
---------------------------------------------------------------------------
  Class C                                                           (85,197)
---------------------------------------------------------------------------
  Class R                                                           (14,664)
---------------------------------------------------------------------------
  Institutional Class                                                (1,076)
===========================================================================
    Total distributions from net investment income                 (361,092)
===========================================================================
Distributions to shareholders from net realized gains:
  Class A                                                            (5,147)
---------------------------------------------------------------------------
  Class B                                                            (2,734)
---------------------------------------------------------------------------
  Class C                                                            (3,043)
---------------------------------------------------------------------------
  Class R                                                              (432)
---------------------------------------------------------------------------
  Institutional Class                                                   (27)
===========================================================================
    Total distributions from net realized gains                     (11,383)
===========================================================================
    Decrease in net assets resulting from distributions            (372,475)
===========================================================================
Share transactions-net:
  Class A                                                        19,747,738
---------------------------------------------------------------------------
  Class B                                                        10,218,111
---------------------------------------------------------------------------
  Class C                                                        11,486,975
---------------------------------------------------------------------------
  Class R                                                         1,544,357
---------------------------------------------------------------------------
  Institutional Class                                               101,113
===========================================================================
    Net increase in net assets resulting from share
     transactions                                                43,098,294
===========================================================================
    Net increase in net assets                                   43,999,446
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of year (including undistributed net investment income
    (loss) of $(1,519))                                         $43,999,446
___________________________________________________________________________
===========================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Conservative Allocation Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund commenced operations on April 30, 2004.

    The Fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market. The Fund is a "fund of funds," in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM") (the "underlying funds"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the underlying funds' net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the underlying funds' Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the underlying funds' officers following procedures approved by the underlying funds' Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on ex-dividend date. Interest income is recorded on the accrual basis from settlement date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds. AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.20% of average daily net assets, through December 31, 2005. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. For the period April 30, 2004 (date operations commenced) through December 31, 2004, AIM reimbursed expenses of $119,430.

    For the period April 30, 2004 (date operations commenced) through December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $1,056 of expenses incurred by the Fund related to market timing matters in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period April 30, 2004 (date operations commenced) through December 31, 2004, AIM was paid $33,470 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund paid AISI $15,094 for Class A, Class B, Class C and Class R shares and $11 for Institutional Class shares and AIM reimbursed fees for the Institutional Class shares of $11.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period April 30, 2004 (date operations commenced) through December 31, 2004, the Class A, Class B, Class C and Class R shares paid $22,251, $33,661, $37,463 and $2,838, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 30, 2004 (date operations commenced) through December 31, 2004, AIM Distributors advised the Fund that it retained $59,963 in front-end sales commissions from the sale of Class A shares and $0, $7,032, $1,489 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to AIM Distributors for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund and the mutual funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated mutual funds for the period April 30, 2004 (date operations commenced) through December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                 UNREALIZED
                 MARKET VALUE     PURCHASES      PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               04/30/04        AT COST      FROM SALES     (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------
AIM Charter
  Fund-
  Institutional
  Class             $   --       $2,257,887     $ (100,350)       $127,852       $ 2,288,956     $30,761       $  3,567
-------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Core Equity
  Fund-
  Institutional
  Class                 --        1,125,539        (54,115)        134,219         1,211,075      11,976          5,432
-------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund-
  Institutional
  Class                 --        2,227,126       (102,653)        206,308         2,333,821          --          3,040
-------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth Fund-
  Institutional
  Class                 --        2,227,126       (101,806)        192,591         2,321,950                      4,039
-------------------------------------------------------------------------------------------------------------------------
AIM Limited
  Maturity
  Treasury
  Fund-
  Institutional
  Class                 --        6,735,136       (282,738)        (36,233)        6,415,786      39,616          7,794
-------------------------------------------------------------------------------------------------------------------------
AIM
  Multi-Sector
  Fund-
  Institutional
  Class                 --        1,143,280        (51,756)         97,251         1,191,575          --         32,517
-------------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond Fund-
  Institutional
  Class                 --       11,250,434       (472,752)        (34,318)       10,744,498     105,810          1,134
-------------------------------------------------------------------------------------------------------------------------
AIM Total
  Return Bond
  Fund-
  Institutional
  Class                 --       11,376,865       (476,073)        (63,282)       10,845,845     111,738        132,589
-------------------------------------------------------------------------------------------------------------------------
AIM Trimark
  Endeavor-
  Institutional
  Class                 --        2,227,126       (107,031)        251,508         2,379,953          --          8,350
=========================================================================================================================
  Total             $   --       $40,570,519    $(1,749,274)      $875,896       $39,733,459     $299,901      $198,462*
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Includes $162,144 of capital gains received from affiliated underlying funds.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund received credits in transfer agency fees of $122 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $122.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund paid legal fees of $860 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the period April 30, 2004 (date operations commenced) through December 31, 2004 was as follows:

                                                                  2004
------------------------------------------------------------------------
Distributions paid from ordinary income                         $372,475
________________________________________________________________________
========================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
---------------------------------------------------------------------------
Undistributed ordinary income                                   $    26,897
---------------------------------------------------------------------------
Undistributed long-term gain                                         28,685
---------------------------------------------------------------------------
Unrealized appreciation -- investments                              874,338
---------------------------------------------------------------------------
Temporary book/tax differences                                       (1,924)
---------------------------------------------------------------------------
Shares of beneficial interest                                    43,071,450
===========================================================================
Total net assets                                                $43,999,446
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period April 30, 2004 (date operations commenced) through December 31, 2004 was $40,570,519 and $1,749,274, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $1,008,736
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (134,398)
==============================================================================
Net unrealized appreciation of investment securities              $  874,338
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $43,108,347.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of stock issuance costs, on December 31, 2004, undistributed net investment income (loss) was increased by $160,304, undistributed net realized gain (loss) was decreased by $133,460 and shares of beneficial interest decreased by $26,844. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                            CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------
                                                                   APRIL 30, 2004
                                                                  (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                 DECEMBER 31, 2004
                                                              ------------------------
                                                               SHARES        AMOUNT
--------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,129,826    $21,567,020
--------------------------------------------------------------------------------------
  Class B                                                     1,120,422     11,295,205
--------------------------------------------------------------------------------------
  Class C                                                     1,195,865     12,024,756
--------------------------------------------------------------------------------------
  Class R                                                       166,330      1,674,671
--------------------------------------------------------------------------------------
  Institutional Class                                            10,001        100,010
======================================================================================
Issued as reinvestment of dividends:
  Class A                                                        17,350        178,529
--------------------------------------------------------------------------------------
  Class B                                                         6,647         68,130
--------------------------------------------------------------------------------------
  Class C                                                         8,491         87,033
--------------------------------------------------------------------------------------
  Class R                                                         1,468         15,096
--------------------------------------------------------------------------------------
  Institutional Class                                               107          1,103
======================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        32,087        329,905
--------------------------------------------------------------------------------------
  Class B                                                       (32,212)      (329,905)
======================================================================================
Reacquired:
  Class A                                                      (228,578)    (2,327,716)
--------------------------------------------------------------------------------------
  Class B                                                       (79,936)      (815,319)
--------------------------------------------------------------------------------------
  Class C                                                       (61,210)      (624,814)
--------------------------------------------------------------------------------------
  Class R                                                       (14,106)      (145,410)
======================================================================================
                                                              4,272,552    $43,098,294
______________________________________________________________________________________
======================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                      CLASS A                CLASS B             CLASS C             CLASS R
                                                  ----------------       ----------------    ----------------    ----------------
                                                   APRIL 30, 2004         APRIL 30, 2004      APRIL 30, 2004      APRIL 30, 2004
                                                  (DATE OPERATIONS       (DATE OPERATIONS    (DATE OPERATIONS    (DATE OPERATIONS
                                                   COMMENCED) TO          COMMENCED) TO       COMMENCED) TO       COMMENCED) TO
                                                    DECEMBER 31,           DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                        2004                   2004                2004                2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 10.00                $ 10.00             $ 10.00              $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.06                   0.04                0.04                0.06
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                          0.36                   0.32                0.32                0.34
=================================================================================================================================
    Total from investment operations                     0.42                   0.36                0.36                0.40
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.10)                 (0.08)              (0.08)              (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 (0.00)                 (0.00)              (0.00)              (0.00)
=================================================================================================================================
    Total distributions                                 (0.10)                 (0.08)              (0.08)              (0.09)
=================================================================================================================================
Net asset value, end of period                        $ 10.32                $ 10.28             $ 10.28              $10.31
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                          4.19%                  3.59%               3.59%               4.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $20,124                $10,436             $11,751              $1,584
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements(b)(c)                      0.55%                  1.20%               1.20%               0.70%
---------------------------------------------------------------------------------------------------------------------------------
  Without expense reimbursements(b)(c)                   1.41%                  2.06%               2.06%               1.56%
=================================================================================================================================
Ratio of net investment income to average net
  assets(b)                                              1.74%                  1.09%               1.09%               1.59%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                                  9%                     9%                  9%                  9%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods of less than one year.
(b) Ratios are annualized and based on average daily net assets of $9,458,434, $5,008,077, $5,573,748 and $844,572, for Class A, Class B,
     Class C and Class R, respectively.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying Funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. The estimated underlying expenses for the Fund, expressed as a percentage of average daily net assets of the Fund was 0.63%.
(d)  Not annualized for periods of less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                 (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.14
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.29
===================================================================================
    Total from investment operations                                    0.43
===================================================================================
Less distributions:
  Dividends from net investment income                                 (0.11)
-----------------------------------------------------------------------------------
  Distributions from net realized gains                                (0.00)
===================================================================================
    Total distributions                                                (0.11)
===================================================================================
Net asset value, end of period                                        $10.32
___________________________________________________________________________________
===================================================================================
Total return(a)                                                         4.31%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  104
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                           0.20%(b)(c)
-----------------------------------------------------------------------------------
  Without expense reimbursements                                        0.96%(b)(c)
===================================================================================
Ratio of net investment income to average net assets                    2.09%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                 9%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for period less than one year.
(b)  Ratios are annualized and based on average daily net assets of $101,341.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying Funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. The estimated underlying expenses for the Fund, expressed as a percentage of average daily net assets of the Fund was 0.63%.
(d)  Not annualized for period of less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the

Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages;

rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Global Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Equity Fund, formerly known as AIM Global Trends Fund, (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-51.84%

AEROSPACE & DEFENSE-2.04%

Boeing Co. (The)                                  114,500   $  5,927,665
========================================================================

APPAREL RETAIL-2.39%

Aeropostale, Inc.(a)                               68,600      2,018,898
------------------------------------------------------------------------
American Eagle Outfitters, Inc.                    18,600        876,060
------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                     39,000      1,246,440
------------------------------------------------------------------------
Stage Stores, Inc.(a)                              49,000      2,034,480
------------------------------------------------------------------------
Urban Outfitters, Inc.(a)                          17,000        754,800
========================================================================
                                                               6,930,678
========================================================================

APPLICATION SOFTWARE-1.03%

FactSet Research Systems Inc.(b)                   51,100      2,986,284
========================================================================

COMMUNICATIONS EQUIPMENT-1.15%

QUALCOMM Inc.(b)                                   78,700      3,336,880
========================================================================

COMPUTER HARDWARE-3.17%

Apple Computer, Inc.(a)                            38,200      2,460,080
------------------------------------------------------------------------
Dell Inc.(a)                                      159,700      6,729,758
========================================================================
                                                               9,189,838
========================================================================

CONSUMER FINANCE-1.30%

Capital One Financial Corp.                        44,900      3,781,029
========================================================================

DEPARTMENT STORES-0.65%

J.C. Penney Co., Inc.                              45,700      1,891,980
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.97%

Apollo Group, Inc.-Class A(a)                      34,793      2,808,143
========================================================================

ELECTRIC UTILITIES-1.51%

TXU Corp.                                          46,200      2,982,672
------------------------------------------------------------------------
Unisource Energy Corp.                             57,500      1,386,325
========================================================================
                                                               4,368,997
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.70%

Dionex Corp.(a)                                    35,700      2,023,119
========================================================================

HEALTH CARE SUPPLIES-0.38%

Haemonetics Corp.(a)                               30,400      1,100,784
========================================================================

HOME ENTERTAINMENT SOFTWARE-0.41%

THQ Inc.(a)                                        52,100      1,195,174
========================================================================

HOMEBUILDING-0.27%

Meritage Homes Corp.(a)                             6,900        777,630
========================================================================

HYPERMARKETS & SUPER CENTERS-2.23%

Costco Wholesale Corp.(b)                         133,600      6,467,576
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES-2.50%

3M Co.(b)                                          88,400   $  7,254,988
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.70%

AT&T Corp.                                        164,400      3,133,464
------------------------------------------------------------------------
CenturyTel, Inc.                                   30,500      1,081,835
------------------------------------------------------------------------
Sprint Corp.                                       28,500        708,225
========================================================================
                                                               4,923,524
========================================================================

LIFE & HEALTH INSURANCE-2.52%

Prudential Financial, Inc.                        133,000      7,309,680
========================================================================

MANAGED HEALTH CARE-2.97%

UnitedHealth Group Inc.                            80,600      7,095,218
------------------------------------------------------------------------
WellPoint Inc.(a)                                  13,200      1,518,000
========================================================================
                                                               8,613,218
========================================================================

MOTORCYCLE MANUFACTURERS-1.23%

Harley-Davidson, Inc.(b)                           58,800      3,572,100
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.71%

Energen Corp.                                      36,200      2,133,990
------------------------------------------------------------------------
Questar Corp.                                      35,200      1,793,792
------------------------------------------------------------------------
Sempra Energy                                      28,000      1,027,040
========================================================================
                                                               4,954,822
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.94%

Anadarko Petroleum Corp.                           32,600      2,112,806
------------------------------------------------------------------------
Apache Corp.                                       13,600        687,752
------------------------------------------------------------------------
Denbury Resources Inc.(a)                          40,000      1,098,000
------------------------------------------------------------------------
Houston Exploration Co. (The)(a)                   89,100      5,017,221
------------------------------------------------------------------------
Remington Oil & Gas Corp.(a)                       69,900      1,904,775
------------------------------------------------------------------------
St. Mary Land & Exploration Co.                    14,300        596,882
========================================================================
                                                              11,417,436
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.47%

Holly Corp.                                        27,700        771,999
------------------------------------------------------------------------
Overseas Shipholding Group, Inc.                   10,800        596,160
========================================================================
                                                               1,368,159
========================================================================

PAPER PRODUCTS-0.99%

Georgia-Pacific Corp.                              76,600      2,870,968
========================================================================

PERSONAL PRODUCTS-2.16%

Gillette Co. (The)                                139,800      6,260,244
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PHARMACEUTICALS-2.47%

Johnson & Johnson                                 113,000   $  7,166,460
========================================================================

SEMICONDUCTOR EQUIPMENT-0.23%

Lam Research Corp.(a)                              23,600        682,276
========================================================================

SEMICONDUCTORS-4.43%

Analog Devices, Inc.(b)                            18,500        683,020
------------------------------------------------------------------------
Intel Corp.                                       159,400      3,728,366
------------------------------------------------------------------------
Linear Technology Corp.                           157,500      6,104,700
------------------------------------------------------------------------
Maxim Integrated Products, Inc.                    55,300      2,344,167
========================================================================
                                                              12,860,253
========================================================================

SPECIALIZED FINANCE-4.60%

CIT Group Inc.                                    132,700      6,080,314
------------------------------------------------------------------------
Moody's Corp.(b)                                   83,700      7,269,345
========================================================================
                                                              13,349,659
========================================================================

SYSTEMS SOFTWARE-0.54%

Adobe Systems Inc.                                 24,800      1,555,952
========================================================================

THRIFTS & MORTGAGE FINANCE-0.26%

Fremont General Corp.                              30,100        757,918
========================================================================

TRUCKING-0.92%

Hunt (J.B.) Transport Services, Inc.               59,500      2,668,575
========================================================================
    Total Domestic Common Stocks (Cost
      $123,584,293)                                          150,372,009
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-43.02%

AUSTRALIA-2.23%

Australia & New Zealand Banking Group Ltd.
  (Diversified Banks)(c)                           60,200        970,773
------------------------------------------------------------------------
QBE Insurance Group Ltd. (Property & Casualty
  Insurance)(b)(c)                                342,400      4,123,039
------------------------------------------------------------------------
St. George Bank Ltd. (Diversified Banks)(c)        69,400      1,372,130
========================================================================
                                                               6,465,942
========================================================================

BELGIUM-1.23%

Algemene Maatschappij voor Nijverheidskredit
  N.V. (Diversified Banks)(c)                      20,300      2,073,106
------------------------------------------------------------------------
KBC Bankverzekerings holding (Diversified
  Banks)(c)                                        19,400      1,483,730
========================================================================
                                                               3,556,836
========================================================================

BRAZIL-0.23%

Petroleo Brasileiro S.A.-Petrobras-Pfd.
  (Integrated Oil & Gas)                           18,100        662,054
========================================================================

CANADA-0.67%

Inmet Mining Corporation (Diversified Metals
  & Mining)(a)                                     38,100        682,842
------------------------------------------------------------------------
Methanex Corp. (Commodity Chemicals)               69,200      1,261,532
========================================================================
                                                               1,944,374
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


CAYMAN ISLANDS-1.00%

ACE Ltd. (Property & Casualty Insurance)           67,800   $  2,898,450
========================================================================

DENMARK-1.95%

A P Moller-Maersk A.S. (Marine)(c)                    309      2,547,532
------------------------------------------------------------------------
William Demant A.S. (Health Care
  Equipment)(a)(b)(c)                              66,547      3,120,122
========================================================================
                                                               5,667,654
========================================================================

FRANCE-0.71%

Societe Generale (Diversified Banks)(c)            20,342      2,055,050
========================================================================

GERMANY-1.72%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)(b)(c)                              10,141      1,636,744
------------------------------------------------------------------------
Schering A.G. (Pharmaceuticals)(c)                 44,970      3,342,375
========================================================================
                                                               4,979,119
========================================================================

GREECE-1.36%

OPAP S.A. (Casinos & Gaming) (Acquired
  08/16/04-11/19/04; Cost $3,172,651)(c)(d)       142,452      3,933,194
========================================================================

ISRAEL-0.48%

Check Point Software Technologies Ltd.
  (Systems Software)(a)(b)                         56,800      1,398,984
========================================================================

ITALY-1.06%

Mediaset S.p.A. (Broadcasting & Cable TV)(c)       61,400        775,783
------------------------------------------------------------------------
Milano Assicurazioni S.p.A (Multi-Line
  Insurance)(c)                                   270,700      1,524,025
------------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Wireless
  Telecommunication Services)(c)                  103,300        768,670
========================================================================
                                                               3,068,478
========================================================================

JAPAN-7.76%

Chugoku Electric Power Co., Inc. (The)
  (Electric Utilities)(c)                          46,400        865,674
------------------------------------------------------------------------
Fuji Fire and Marine Insurance Co., Ltd.
  (The) (Property & Casualty Insurance)(c)        351,000      1,142,723
------------------------------------------------------------------------
Hokkaido Electric Power Co., Inc. (Electric
  Utilities)(c)                                    47,300        931,752
------------------------------------------------------------------------
Japan Tobacco Inc. (Tobacco)(c)                       100      1,141,701
------------------------------------------------------------------------
Nikko Cordial Co., Ltd. (The) (Investment
  Banking & Brokerage)(c)                         110,000        583,920
------------------------------------------------------------------------
Nissin Co., Ltd. (Consumer Finance)(c)            326,900        824,847
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(c)                                      2,500      4,621,914
------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(c)                            109,700      5,541,075
------------------------------------------------------------------------
Tohoku Electric Power Co., Inc. (Electric
  Utilities)                                      324,000      5,820,170
------------------------------------------------------------------------
Tokai Tokyo Securities Co., Ltd. (Investment
  Banking & Brokerage)(c)                         340,000      1,045,081
========================================================================
                                                              22,518,857
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

NETHERLANDS-4.53%

ABN AMRO Holding N.V. (Diversified Banks)(c)      127,417   $  3,370,268
------------------------------------------------------------------------
DSM N.V. (Specialty Chemicals)(c)                  38,179      2,464,014
------------------------------------------------------------------------
ING Groep N.V.-Dutch Ctfs. (Other Diversified
  Financial Services)(c)                          242,531      7,319,704
========================================================================
                                                              13,153,986
========================================================================

NORWAY-2.03%

Norsk Hydro A.S.A. (Oil & Gas Exploration &
  Production)(c)                                    8,342        654,868
------------------------------------------------------------------------
Statoil A.S.A. (Integrated Oil & Gas)(c)          332,415      5,239,609
========================================================================
                                                               5,894,477
========================================================================

PANAMA-0.25%

Carnival Corp. (Hotels, Resorts & Cruise
  Lines)                                           12,500        720,375
========================================================================

SOUTH KOREA-0.80%

Honam Petrochemical Corp. (Commodity
  Chemicals)(a)(c)                                 15,100        703,177
------------------------------------------------------------------------
POSCO (Steel)(c)                                    8,990      1,617,847
========================================================================
                                                               2,321,024
========================================================================

SWEDEN-1.42%

Volvo A.B.-Class B (Construction & Farm
  Machinery & Heavy Trucks)(c)                    104,239      4,124,485
========================================================================

SWITZERLAND-0.55%

Straumann A.G. (Health Care Equipment)(c)           7,675      1,580,717
========================================================================

TAIWAN-0.90%

China Steel Corp. (Steel)(c)                    2,318,310      2,622,591
========================================================================

UNITED KINGDOM-12.14%

Aviva PLC (Multi-Line Insurance)(c)               217,590      2,614,270
------------------------------------------------------------------------
Carpetright PLC (Home Improvement Retail)(c)       78,240      1,709,378
------------------------------------------------------------------------
Friends Provident PLC (Life & Health
  Insurance)(c)                                 1,014,040      2,991,133
------------------------------------------------------------------------
Legal & General Group PLC (Life & Health
  Insurance)(c)                                   502,430      1,057,801
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

UNITED KINGDOM-(CONTINUED)

Lloyds TSB Group PLC (Diversified Banks)(c)       811,280   $  7,370,501
------------------------------------------------------------------------
SABMiller PLC (Brewers)(c)                         79,050      1,308,329
------------------------------------------------------------------------
Singer & Friedlander Group PLC (Diversified
  Capital Markets)(c)                             407,220      2,065,502
------------------------------------------------------------------------
Tesco PLC (Food Retail)(c)                      1,176,750      7,255,021
------------------------------------------------------------------------
Viridian Group PLC (Electric Utilities)(c)        205,200      2,868,787
------------------------------------------------------------------------
William Hill PLC (Casinos & Gaming)(c)            437,860      4,740,819
------------------------------------------------------------------------
Wolverhampton & Dudley Breweries PLC
  (Brewers)(c)                                     58,830      1,238,732
========================================================================
                                                              35,220,273
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $99,388,408)                           124,786,920
========================================================================

MONEY MARKET FUNDS-4.92%

Liquid Assets Portfolio-Institutional
  Class(e)                                      7,135,683      7,135,683
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)     7,135,683      7,135,683
========================================================================
    Total Money Market Funds (Cost
      $14,271,366)                                            14,271,366
========================================================================
TOTAL INVESTMENTS-99.78% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $237,244,067)                289,430,295
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED MONEY MARKET
  FUNDS-8.39%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  12,166,970     12,166,970
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(e)(f)                                  12,166,971     12,166,971
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $24,333,941)                                      24,333,941
========================================================================
TOTAL INVESTMENTS-108.17% (Cost $261,578,008)                313,764,236
========================================================================
OTHER ASSETS LESS LIABILITIES-(8.17%)                        (23,695,595)
========================================================================
NET ASSETS-100.00%                                          $290,068,641
________________________________________________________________________
========================================================================

Investment Abbreviations:

Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $111,342,512, which represented 35.49% of the Fund's Total Investments. See
    Note 1A.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at December 31, 2004 represented 1.36% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $222,972,701)*                               $275,158,929
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $38,605,307)                             38,605,307
===========================================================
    Total investments (cost $261,578,008)       313,764,236
===========================================================
Foreign currencies, at market value (cost
  $173,556)                                         177,981
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  951,272
-----------------------------------------------------------
  Dividends                                         171,441
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               16,333
-----------------------------------------------------------
Other assets                                         62,574
===========================================================
    Total assets                                315,143,837
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            415,384
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 21,070
-----------------------------------------------------------
  Collateral upon return of securities loaned    24,333,941
-----------------------------------------------------------
Accrued distribution fees                           185,439
-----------------------------------------------------------
Accrued transfer agent fees                          70,687
-----------------------------------------------------------
Accrued operating expenses                           48,675
===========================================================
    Total liabilities                            25,075,196
===========================================================
Net assets applicable to shares outstanding    $290,068,641
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $232,597,295
-----------------------------------------------------------
Undistributed net investment income (loss)          (16,800)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and futures contracts                           5,295,297
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              52,192,849
===========================================================
                                               $290,068,641
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $182,415,843
___________________________________________________________
===========================================================
Class B                                        $ 74,119,683
___________________________________________________________
===========================================================
Class C                                        $ 20,375,227
___________________________________________________________
===========================================================
Institutional Class                            $ 13,157,888
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          11,654,774
___________________________________________________________
===========================================================
Class B                                           4,908,856
___________________________________________________________
===========================================================
Class C                                           1,351,182
___________________________________________________________
===========================================================
Institutional Class                                 836,367
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      15.65
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.65 divided by
      95.25%)                                  $      16.43
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.10
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.08
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      15.73
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $23,585,827 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $325,780)        $ 3,719,782
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $49,778*)                          234,628
-------------------------------------------------------------------------
Interest                                                            3,779
=========================================================================
    Total investment income                                     3,958,189
=========================================================================

EXPENSES:

Advisory fees                                                   2,103,152
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     84,851
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         681,690
-------------------------------------------------------------------------
  Class B                                                         642,518
-------------------------------------------------------------------------
  Class C                                                         130,813
-------------------------------------------------------------------------
Transfer agent fees                                               624,439
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            559
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             18,571
-------------------------------------------------------------------------
Other                                                             267,786
=========================================================================
    Total expenses                                              4,604,379
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
      arrangements                                                (46,599)
=========================================================================
    Net expenses                                                4,557,780
=========================================================================
Net investment income (loss)                                     (599,591)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                        16,017,181
-------------------------------------------------------------------------
  Foreign currencies                                              110,100
-------------------------------------------------------------------------
  Futures contracts                                               274,074
=========================================================================
                                                               16,401,355
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        29,650,591
-------------------------------------------------------------------------
  Foreign currencies                                              (33,717)
=========================================================================
                                                               29,616,874
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            46,018,229
=========================================================================
Net increase in net assets resulting from operations          $45,418,638
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (599,591)   $ (1,017,461)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            16,401,355      25,939,356
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           29,616,874      21,731,439
==========================================================================================
    Net increase in net assets resulting from operations        45,418,638      46,653,334
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (8,703,573)     (1,099,695)
------------------------------------------------------------------------------------------
  Class B                                                       (3,757,370)       (657,717)
------------------------------------------------------------------------------------------
  Class C                                                         (988,497)       (104,451)
------------------------------------------------------------------------------------------
  Institutional Class                                             (647,260)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (14,096,700)     (1,861,863)
==========================================================================================
Share transactions-net:
  Class A                                                       53,265,793      14,480,900
------------------------------------------------------------------------------------------
  Class B                                                        2,659,676      (8,037,693)
------------------------------------------------------------------------------------------
  Class C                                                        8,517,732       3,472,062
------------------------------------------------------------------------------------------
  Institutional Class                                           12,681,245              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               77,124,446       9,915,269
==========================================================================================
    Net increase in net assets                                 108,446,384      54,706,740
==========================================================================================

NET ASSETS:

  Beginning of year                                            181,622,257     126,915,517
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(16,800) and $(96,189), respectively)          $290,068,641    $181,622,257
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Equity Fund, formerly known as Global Trends Fund, (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets in excess of $1.5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.80% of the first $250 million, plus 0.78% of the next $250 million, plus 0.76% of the next $500 million, plus 0.74% of the next $1.5 billion, plus 0.72% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.68% of the next $2.5 billion, plus 0.66% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Institutional Class shares to 2.00%, 2.50%, 2.50% and 1.50% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $2,638.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $40,853 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $624,439 for Class A, Class B, Class C and Class R shares and $559 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Effective January 1, 2005 the Trustees approved a permanent reduction in the annual rate payable by the Fund to AIM Distributors to 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $681,690, $642,518 and $130,813, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $62,651 in front-end sales commissions from the sale of Class A shares and $222, $11,701 and $1,023 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,266,639      $44,591,119       $(42,722,075)         $   --         $ 7,135,683     $ 92,944       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,266,639       44,591,119        (42,722,075)             --           7,135,683       91,906           --
==================================================================================================================================
    Subtotal      $10,533,278      $89,182,238       $(85,444,150)         $   --         $14,271,366     $184,850       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $10,778,427      $ 83,149,415      $ (81,760,872)        $   --         $12,166,970     $ 25,047       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            10,778,427        70,428,829        (69,040,285)            --          12,166,971       24,731           --
==================================================================================================================================
    Subtotal      $21,556,854      $153,578,244      $(150,801,157)        $   --         $24,333,941     $ 49,778       $   --
==================================================================================================================================
    Total         $32,090,132      $242,760,482      $(236,245,307)        $   --         $38,605,307     $234,628       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,852 and credits in custodian fees of $256 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $3,108.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,079 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7-- PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $23,585,827 were on loan to brokers. The loans were secured by cash collateral of $24,333,941 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $49,778 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
---------------------------------------------------------------------------------------
Distributions paid from:
---------------------------------------------------------------------------------------
  Ordinary income                                             $ 6,685,845    $       --
---------------------------------------------------------------------------------------
  Long-term capital gain                                        7,410,855     1,861,863
=======================================================================================
Total distributions                                           $14,096,700    $1,861,863
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,838,390
----------------------------------------------------------------------------
Undistributed long-term gain                                       3,453,814
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            52,195,942
----------------------------------------------------------------------------
Temporary book/tax differences                                       (16,800)
----------------------------------------------------------------------------
Shares of beneficial interest                                    232,597,295
============================================================================
Total net assets                                                $290,068,641
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $6,621.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $1,005,765 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

    The Fund does not have a capital loss carryforward as of December 31, 2004.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $292,547,653 and $234,340,910, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $52,665,543
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (476,222)
===============================================================================
Net unrealized appreciation of investment securities               $52,189,321
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $261,574,915.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment company transactions, partnership transactions, return of capital on distributions, use of proceeds from redemptions as distributions and net operating losses, on December 31, 2004, undistributed net investment income (loss) was increased by $678,980, undistributed net realized gain was decreased by $1,069,096 and shares of beneficial interest increased by $390,116. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING (a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,988,346    $ 58,566,755     3,158,946    $ 35,887,979
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,895,283      26,890,560     1,249,960      14,101,531
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        790,970      11,285,487       478,993       5,518,242
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         842,987      12,784,860            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        529,315       8,130,282        79,020       1,041,482
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        236,432       3,503,919        48,243         617,509
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         64,371         952,680         7,806          99,838
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                              37             576            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      1,088,278      15,900,255     1,005,025      11,354,405
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,123,493)    (15,900,255)   (1,032,096)    (11,354,405)
======================================================================================================================
Reacquired:(c)
  Class A                                                     (2,017,034)    (29,331,499)   (3,045,439)    (33,802,966)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (846,484)    (11,834,548)   (1,080,501)    (11,402,328)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (264,781)     (3,720,435)     (195,070)     (2,146,018)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                          (6,657)       (104,191)           --              --
======================================================================================================================
                                                               5,177,570    $ 77,124,446       674,887    $  9,915,269
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entity, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Institutional Class shares commenced sales on April 30, 2004.
(c) Amount is net of redemption fees of $4,833, $2,171, $476 and $107 for Class A, Class B, Class C and Institutional Class for 2004, respectively, and $234, $160, and $18 for Class A, Class B and Class C shares for 2003, respectively, based on the relative net assets of each class.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2004           2003          2002          2001          2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.54       $   9.95       $ 11.00       $ 13.33       $ 15.78
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)      (0.06)(a)     (0.02)(a)     (0.10)(a)     (0.19)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.93           3.79         (1.03)        (2.17)        (1.11)
===============================================================================================================================
    Total from investment operations                              2.91           3.73         (1.05)        (2.27)        (1.30)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --            --         (0.06)           --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.80)         (0.14)           --            --         (1.15)
===============================================================================================================================
    Total distributions                                          (0.80)         (0.14)           --         (0.06)        (1.15)
===============================================================================================================================
Redemptions fees added to shares of beneficial interest           0.00           0.00            --            --            --
===============================================================================================================================
Net asset value, end of period                                $  15.65       $  13.54       $  9.95       $ 11.00       $ 13.33
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  21.64%         37.51%        (9.55)%      (17.03)%       (7.90)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $182,416       $109,205       $68,335       $80,630       $20,751
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.94%(c)       2.00%         2.00%         2.00%         2.00%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.96%(c)       2.05%         2.05%         2.25%         2.14%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.11)%(c)     (0.50)%       (0.18)%       (0.94)%       (1.27)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            115%           178%           80%          154%          260%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $136,338,037.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2004          2003          2002          2001          2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.15       $  9.71       $ 10.80       $ 13.12       $ 15.62
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)     (0.11)(a)     (0.07)(a)     (0.15)(a)     (0.26)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.84          3.69         (1.02)        (2.13)        (1.09)
=============================================================================================================================
    Total from investment operations                             2.75          3.58         (1.09)        (2.28)        (1.35)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                             --            --            --         (0.04)           --
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.80)        (0.14)           --            --         (1.15)
=============================================================================================================================
    Total distributions                                         (0.80)        (0.14)           --         (0.04)        (1.15)
=============================================================================================================================
Redemptions fees added to shares of beneficial interest          0.00          0.00            --            --            --
=============================================================================================================================
Net asset value, end of period                                $ 15.10       $ 13.15       $  9.71       $ 10.80       $ 13.12
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                 21.06%        36.90%       (10.09)%      (17.36)%       (8.30)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $74,120       $62,424       $54,029       $81,459       $22,279
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.44%(c)      2.50%         2.50%         2.50%         2.50%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.46%(c)      2.55%         2.55%         2.75%         2.64%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.61)%(c)    (1.00)%       (0.68)%       (1.44)%       (1.77)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           115%          178%           80%          154%          260%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $64,251,818.

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                               2004          2003         2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.14       $ 9.71       $ 10.79       $ 13.11       $15.62
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)(a)    (0.11)(a)     (0.07)(a)     (0.16)(a)    (0.26)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.83         3.68         (1.01)        (2.12)       (1.10)
===========================================================================================================================
    Total from investment operations                             2.74         3.57         (1.08)        (2.28)       (1.36)
===========================================================================================================================
Less distributions:
  Dividends from net investment income                             --           --            --         (0.04)          --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.80)       (0.14)           --            --        (1.15)
===========================================================================================================================
    Total distributions                                         (0.80)       (0.14)           --         (0.04)       (1.15)
===========================================================================================================================
Redemptions fees added to shares of beneficial interest          0.00         0.00            --            --           --
===========================================================================================================================
Net asset value, end of period                                $ 15.08       $13.14       $  9.71       $ 10.79       $13.11
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                 21.00%       36.79%       (10.01)%      (17.37)%      (8.37)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $20,375       $9,993       $ 4,551       $ 4,600       $1,789
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.44%(c)     2.50%         2.50%         2.50%        2.50%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.46%(c)     2.55%         2.55%         2.75%        2.64%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.61)%(c)   (1.00)%       (0.68)%       (1.44)%      (1.77)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                           115%         178%           80%          154%         260%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $13,081,341.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 13.98
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  0.07(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                 2.48
===================================================================================
    Total from investment operations                                     2.55
===================================================================================
Less distributions from net realized gains                              (0.80)
===================================================================================
Redemptions fees added to shares of beneficial interest                  (.00)
===================================================================================
Net asset value, end of period                                        $ 15.73
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         18.39%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $13,158
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                         1.18%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                      1.20%(c)
===================================================================================
Ratio of net investment income to average net assets                     0.65%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                115%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,030,285.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM

Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Mid Cap Core Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Core Equity Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-90.69%

ADVERTISING-1.27%

Valassis Communications, Inc.(a)                 1,338,700   $   46,867,887
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.46%

V. F. Corp.                                        975,300       54,012,114
===========================================================================

APPLICATION SOFTWARE-3.05%

Fair Issac Corp.                                 1,000,000       36,680,000
---------------------------------------------------------------------------
Intuit Inc.(a)                                     865,000       38,068,650
---------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A            1,421,400       37,681,314
===========================================================================
                                                                112,429,964
===========================================================================

BREWERS-1.28%

Heineken N.V.(Netherlands)(b)                    1,418,268       47,088,107
===========================================================================

COMPUTER HARDWARE-1.91%

Diebold, Inc.                                      930,000       51,828,900
---------------------------------------------------------------------------
Intergraph Corp.(a)                                700,000       18,851,000
===========================================================================
                                                                 70,679,900
===========================================================================

CONSUMER FINANCE-0.61%

MoneyGram International, Inc.                    1,072,800       22,678,992
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.00%

Ceridian Corp.(a)                                4,046,450       73,969,106
===========================================================================

DISTRIBUTORS-1.23%

Genuine Parts Co.                                1,030,000       45,381,800
===========================================================================

DIVERSIFIED BANKS-0.76%

Comerica Inc.                                      458,600       27,983,772
===========================================================================

DIVERSIFIED CHEMICALS-1.02%

Engelhard Corp.                                  1,225,000       37,570,750
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.07%

Rentokil Initial PLC (United Kingdom)(b)        14,000,000       39,572,450
===========================================================================

ELECTRIC UTILITIES-2.98%

FPL Group, Inc.                                    561,200       41,949,700
---------------------------------------------------------------------------
Wisconsin Energy Corp.                           2,020,000       68,094,200
===========================================================================
                                                                110,043,900
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.49%

Agilent Technologies, Inc.(a)                    1,733,400       41,774,940
---------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                        1,020,000       37,474,800
---------------------------------------------------------------------------
Mettler-Toledo International Inc.(a)               968,000       49,668,080
===========================================================================
                                                                128,917,820
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

ENVIRONMENTAL SERVICES-2.26%

Republic Services, Inc.                          2,489,600   $   83,501,184
===========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.44%

Scotts Co. (The)-Class A(a)                        724,200       53,243,184
===========================================================================

FOOD RETAIL-1.79%

Kroger Co. (The)(a)                              3,770,000       66,125,800
===========================================================================

GENERAL MERCHANDISE STORES-0.81%

Family Dollar Stores, Inc.                         952,000       29,730,960
===========================================================================

HEALTH CARE SERVICES-2.16%

IMS Health Inc.                                  1,613,200       37,442,372
---------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                  1,012,900       42,136,640
===========================================================================
                                                                 79,579,012
===========================================================================

HOME FURNISHINGS-2.25%

Mohawk Industries, Inc.(a)                         908,500       82,900,625
===========================================================================

INDUSTRIAL MACHINERY-2.70%

Dover Corp.                                      1,202,600       50,437,044
---------------------------------------------------------------------------
ITT Industries, Inc.                               583,000       49,234,350
===========================================================================
                                                                 99,671,394
===========================================================================

INTEGRATED OIL & GAS-2.37%

Amerada Hess Corp.                                 633,600       52,195,968
---------------------------------------------------------------------------
Murphy Oil Corp.                                   437,950       35,233,077
===========================================================================
                                                                 87,429,045
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.09%

CenturyTel, Inc.                                 1,130,000       40,081,100
===========================================================================

LEISURE PRODUCTS-1.44%

Mattel, Inc.                                     2,725,550       53,120,969
===========================================================================

METAL & GLASS CONTAINERS-2.57%

Ball Corp.                                         965,400       42,458,292
---------------------------------------------------------------------------
Pactiv Corp.(a)                                  2,075,000       52,476,750
===========================================================================
                                                                 94,935,042
===========================================================================

OFFICE ELECTRONICS-1.84%

Xerox Corp.(a)                                   3,993,800       67,934,538
===========================================================================

OFFICE SERVICES & SUPPLIES-1.00%

Pitney Bowes Inc.                                  800,000       37,024,000
===========================================================================

OIL & GAS DRILLING-3.05%

Nabors Industries, Ltd. (Bermuda)(a)               725,420       37,206,792
---------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                  1,519,000       75,555,060
===========================================================================
                                                                112,761,852
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-2.90%

BJ Services Co.                                    781,000   $   36,347,740
---------------------------------------------------------------------------
FMC Technologies, Inc.(a)                        1,146,000       36,901,200
---------------------------------------------------------------------------
Smith International, Inc.(a)                       621,550       33,818,535
===========================================================================
                                                                107,067,475
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-4.09%

Apache Corp.                                       739,000       37,371,230
---------------------------------------------------------------------------
Newfield Exploration Co.(a)                        600,000       35,430,000
---------------------------------------------------------------------------
Pioneer Natural Resources Co.                    1,095,800       38,462,580
---------------------------------------------------------------------------
Plains Exploration & Production Co.(a)           1,530,000       39,780,000
===========================================================================
                                                                151,043,810
===========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.07%

Williams Cos., Inc. (The)                        4,691,500       76,424,535
===========================================================================

PACKAGED FOODS & MEATS-2.90%

Campbell Soup Co.                                1,741,500       52,053,435
---------------------------------------------------------------------------
Tate & Lyle PLC (United Kingdom)(b)              6,100,000       55,182,037
===========================================================================
                                                                107,235,472
===========================================================================

PAPER PRODUCTS-1.42%

Georgia-Pacific Corp.                            1,396,000       52,322,080
===========================================================================

PHARMACEUTICALS-3.60%

Forest Laboratories, Inc.(a)                     1,700,000       76,262,000
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,900,000       56,734,000
===========================================================================
                                                                132,996,000
===========================================================================

PROPERTY & CASUALTY INSURANCE-1.47%

ACE Ltd. (Cayman Islands)                        1,272,000       54,378,000
===========================================================================

PUBLISHING-3.06%

Belo Corp.-Class A                               1,496,200       39,260,288
---------------------------------------------------------------------------
Knight-Ridder, Inc.                                509,000       34,072,460
---------------------------------------------------------------------------
Lee Enterprises, Inc.                               23,800        1,096,704
---------------------------------------------------------------------------
New York Times Co. (The)-Class A                   945,400       38,572,320
===========================================================================
                                                                113,001,772
===========================================================================

REGIONAL BANKS-5.04%

City National Corp.                                425,700       30,075,705
---------------------------------------------------------------------------
Compass Bancshares, Inc.                           613,000       29,834,710
---------------------------------------------------------------------------
Hibernia Corp.-Class A                           1,100,000       32,461,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Hudson United Bancorp                              649,900   $   25,593,062
---------------------------------------------------------------------------
Marshall & Ilsley Corp.                            690,000       30,498,000
---------------------------------------------------------------------------
TCF Financial Corp.                              1,168,000       37,539,520
===========================================================================
                                                                186,001,997
===========================================================================

REINSURANCE-1.05%

RenaissanceRe Holdings Ltd. (Bermuda)              742,000       38,643,360
===========================================================================

RESTAURANTS-1.66%

Outback Steakhouse, Inc.                           826,000       37,814,280
---------------------------------------------------------------------------
Wendy's International, Inc.                        600,100       23,559,926
===========================================================================
                                                                 61,374,206
===========================================================================

SEMICONDUCTORS-3.14%

Microchip Technology Inc.                        1,291,500       34,431,390
---------------------------------------------------------------------------
National Semiconductor Corp.                     2,457,000       44,103,150
---------------------------------------------------------------------------
Xilinx, Inc.                                     1,259,000       37,329,350
===========================================================================
                                                                115,863,890
===========================================================================

SPECIALTY CHEMICALS-6.31%

International Flavors & Fragrances Inc.          2,220,000       95,104,800
---------------------------------------------------------------------------
Rohm & Haas Co.                                    850,000       37,595,500
---------------------------------------------------------------------------
Sigma-Aldrich Corp.                                850,000       51,391,000
---------------------------------------------------------------------------
Valspar Corp. (The)                                975,050       48,762,251
===========================================================================
                                                                232,853,551
===========================================================================

SYSTEMS SOFTWARE-1.46%

Computer Associates International, Inc.          1,739,600       54,031,976
===========================================================================

THRIFTS & MORTGAGE FINANCE-1.62%

New York Community Bancorp, Inc.                 1,630,000       33,529,100
---------------------------------------------------------------------------
Webster Financial Corp.                            520,000       26,332,800
===========================================================================
                                                                 59,861,900
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,782,427,210)                         3,348,335,291
===========================================================================

MONEY MARKET FUNDS-9.38%

Liquid Assets Portfolio-Institutional
  Class(c)                                     173,231,587      173,231,587
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    173,231,588      173,231,588
===========================================================================
    Total Money Market Funds (Cost
      $346,463,175)                                             346,463,175
===========================================================================
TOTAL INVESTMENTS-100.07% (Cost
  $3,128,890,385)                                             3,694,798,466
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.07%)                            (2,641,745)
===========================================================================
NET ASSETS-100.00%                                           $3,692,156,721
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $141,842,594, which represented 3.84% of the Fund's Total Investments. See
    Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $2,782,427,210)                             $3,348,335,291
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $346,463,175)                            346,463,175
============================================================
    Total investments (cost $3,128,890,385)    3,694,798,466
============================================================
Foreign currencies, market at value (cost
  $107)                                                  109
------------------------------------------------------------
Receivables for:
  Investments sold                                 5,074,352
------------------------------------------------------------
  Fund shares sold                                 3,680,087
------------------------------------------------------------
  Dividends                                        4,223,356
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                81,370
------------------------------------------------------------
Other assets                                          46,806
============================================================
    Total assets                               3,707,904,546
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          13,019,247
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 157,776
------------------------------------------------------------
Accrued distribution fees                          1,392,149
------------------------------------------------------------
Accrued transfer agent fees                          949,234
------------------------------------------------------------
Accrued operating expenses                           229,419
============================================================
    Total liabilities                             15,747,825
============================================================
Net assets applicable to shares outstanding   $3,692,156,721
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,032,813,077
------------------------------------------------------------
Undistributed net investment income (loss)          (103,846)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      93,536,835
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              565,910,655
============================================================
                                              $3,692,156,721
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $2,552,041,118
____________________________________________________________
============================================================
Class B                                       $  702,360,945
____________________________________________________________
============================================================
Class C                                       $  324,872,777
____________________________________________________________
============================================================
Class R                                       $   61,302,903
____________________________________________________________
============================================================
Institutional Class                           $   51,578,978
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE,UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           89,092,463
____________________________________________________________
============================================================
Class B                                           27,294,375
____________________________________________________________
============================================================
Class C                                           12,639,789
____________________________________________________________
============================================================
Class R                                            2,147,975
____________________________________________________________
============================================================
Institutional Class                                1,769,133
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        28.64
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $28.64 divided by
      94.50%)                                 $        30.31
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        25.73
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        25.70
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        28.54
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        29.15
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $405,552)        $ 36,817,579
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $838,913*)                        6,866,087
==========================================================================
    Total investment income                                     43,683,666
==========================================================================

EXPENSES:

Advisory fees                                                   22,980,408
--------------------------------------------------------------------------
Administrative services fees                                       592,602
--------------------------------------------------------------------------
Custodian fees                                                     247,985
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        8,097,059
--------------------------------------------------------------------------
  Class B                                                        7,044,856
--------------------------------------------------------------------------
  Class C                                                        3,172,774
--------------------------------------------------------------------------
  Class R                                                          236,821
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                        10,391,471
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          25,980
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                             102,374
--------------------------------------------------------------------------
Other                                                            1,493,011
==========================================================================
    Total expenses                                              54,385,341
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (2,454,287)
==========================================================================
    Net expenses                                                51,931,054
==========================================================================
Net investment income (loss)                                    (8,247,388)
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                        366,533,789
--------------------------------------------------------------------------
  Foreign currencies                                               211,471
==========================================================================
                                                               366,745,260
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         79,254,965
--------------------------------------------------------------------------
  Foreign currencies                                                 2,574
==========================================================================
                                                                79,257,539
==========================================================================
Net gain from investment securities and foreign currencies     446,002,799
==========================================================================
Net increase in net assets resulting from operations          $437,755,411
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (8,247,388)   $  (12,705,701)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   366,745,260        32,726,586
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             79,257,539       552,964,014
==============================================================================================
    Net increase in net assets resulting from operations         437,755,411       572,984,899
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (165,796,542)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (50,732,936)               --
----------------------------------------------------------------------------------------------
  Class C                                                        (23,417,554)               --
----------------------------------------------------------------------------------------------
  Class R                                                         (3,882,376)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (3,241,989)               --
==============================================================================================
    Decrease in net assets resulting from distributions         (247,071,397)               --
==============================================================================================
Share transactions-net:
  Class A                                                        390,359,539       579,154,494
----------------------------------------------------------------------------------------------
  Class B                                                        (34,584,177)       64,080,894
----------------------------------------------------------------------------------------------
  Class C                                                          6,470,062        87,744,331
----------------------------------------------------------------------------------------------
  Class R                                                         31,669,516        20,697,205
----------------------------------------------------------------------------------------------
  Institutional Class                                             23,251,227        17,715,683
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                417,166,167       769,392,607
==============================================================================================
    Net increase in net assets                                   607,850,181     1,342,377,506
==============================================================================================

NET ASSETS:

  Beginning of year                                            3,084,306,540     1,741,929,034
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(103,846) and $(40,566), respectively)         $3,692,156,721    $3,084,306,540
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Core Equity Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. As of February 27, 2004, the Fund's shares are offered on a limited basis.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets in excess of $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $108,680.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $317,567 expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $592,602.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average daily net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $10,391,471 for Class A, Class B, Class C and Class R shares and $25,980 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the periods the Fund is offered on a limited basis, AIM Distributors has agreed to waive Class A distribution plan fees equal to 0.10% of the average daily net assets of Class A shares. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $6,113,548, $7,044,856, $3,172,774 and $236,821, respectively, after AIM
Distributors waived Plan fees of $1,983,511 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $342,343 in front-end sales commissions from the sale of Class A shares and $5,653, $78,355, $51,150 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $280,649,536     $  506,744,719    $  (614,162,668)       $   --        $173,231,587     $3,042,011      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           280,649,537        506,744,719       (614,162,668)           --         173,231,588      2,985,163          --
===================================================================================================================================
  Subtotal       $561,299,073     $1,013,489,438    $(1,228,325,336)       $   --        $346,463,175     $6,027,174      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $111,811,023     $  341,477,447    $  (453,288,470)       $   --        $         --     $  424,951      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           111,811,024        341,477,446       (453,288,470)           --                  --        413,962          --
===================================================================================================================================
  Subtotal       $223,622,047     $  682,954,893    $  (906,576,940)       $   --        $         --     $  838,913      $   --
===================================================================================================================================
  Total          $784,921,120     $1,696,444,331    $(2,134,902,276)       $   --        $346,463,175     $6,866,087      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $23,130,457 and $29,647,937 respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $43,374 and credits in custodian fees of $1,155 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $44,529.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $10,441 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, there were no securities on loan to brokers. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $838,913 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                  2004          2003
--------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary income                                               $ 61,010,954    $     --
--------------------------------------------------------------------------------------
Long-term capital gain                                         186,060,443          --
======================================================================================
Total                                                         $247,071,397          --
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   14,007,038
------------------------------------------------------------------------------
Undistributed long-term gain                                        82,789,737
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             562,650,715
------------------------------------------------------------------------------
Temporary book/tax differences                                        (103,846)
------------------------------------------------------------------------------
Shares of beneficial interest                                    3,032,813,077
==============================================================================
Total net assets                                                $3,692,156,721
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $2,574.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund had no capital loss carryforward as of December 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $2,021,706,718 and $1,669,277,654 respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $576,516,739
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (13,868,598)
==============================================================================
Net unrealized appreciation of investment securities             $562,648,141
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $3,132,150,325.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, the treatment of a portion of the proceeds from redemption as a tax distribution and foreign currency transactions, on December 31, 2004, undistributed net investment income (loss) was increased by $8,184,108, undistributed net realized gain was decreased by $26,384,108 and shares of beneficial interest increased by $18,200,000. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING(A)
----------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                          2004                             2003
                                                              -----------------------------    -----------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       26,967,314    $ 758,954,877      39,159,554    $ 919,929,496
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        2,582,107       65,607,722       9,715,804      206,896,230
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        2,143,852       54,462,214       6,108,343      131,431,251
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                        1,569,932       44,033,714       1,091,088       25,744,449
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            1,058,147       30,243,199         888,554       21,488,316
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        5,671,172      160,721,002              --               --
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        1,875,385       47,766,053              --               --
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          867,525       22,069,827              --               --
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                          130,679        3,690,363              --               --
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              112,239        3,236,984              --               --
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        1,357,549       38,348,118       2,043,981       47,199,629
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (1,495,064)     (38,348,118)     (2,234,738)     (47,199,629)
============================================================================================================================
Reacquired:
  Class A                                                      (20,151,373)    (567,664,458)    (16,620,639)    (387,974,631)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (4,286,417)    (109,609,834)     (4,607,039)     (95,615,707)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (2,745,120)     (70,061,979)     (2,055,754)     (43,686,920)
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (567,140)     (16,054,561)       (208,127)      (5,047,244)
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (358,294)     (10,228,956)       (157,954)      (3,772,633)
============================================================================================================================
                                                                14,732,493    $ 417,166,167      33,123,073    $ 769,392,607
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record is also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                        2004               2003             2002            2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    26.92         $    21.17       $    23.85       $  24.04       $  23.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.01)(a)          (0.08)(a)        (0.09)(a)      (0.05)(a)       0.10(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        3.71               5.83            (2.56)          0.18           4.10
=================================================================================================================================
    Total from investment operations                       3.70               5.75            (2.65)          0.13           4.20
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       --                 --               --          (0.02)            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   (1.98)                --            (0.03)         (0.30)         (3.64)
=================================================================================================================================
    Total distributions                                   (1.98)                --            (0.03)         (0.32)         (3.64)
=================================================================================================================================
Net asset value, end of period                       $    28.64         $    26.92       $    21.17       $  23.85       $  24.04
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           13.82%             27.10%          (11.13)%         0.56%         18.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $2,552,041         $2,025,407       $1,072,673       $490,118       $259,803
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.30%(c)(d)        1.41%            1.43%          1.39%          1.37%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (0.02)%(c)         (0.33)%          (0.40)%        (0.22)%         0.38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      56%                38%              38%            68%            72%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,313,445,525.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.40%.

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2004           2003          2002          2001          2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  24.54       $  19.43      $  22.03      $  22.36      $  22.21
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.19)(a)      (0.21)(a)     (0.22)(a)     (0.19)(a)     (0.07)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.36           5.32         (2.35)         0.16          3.86
===============================================================================================================================
    Total from investment operations                              3.17           5.11         (2.57)        (0.03)         3.79
===============================================================================================================================
Less distributions from net realized gains                       (1.98)            --         (0.03)        (0.30)        (3.64)
===============================================================================================================================
Net asset value, end of period                                $  25.73       $  24.54      $  19.43      $  22.03      $  22.36
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  13.00%         26.30%       (11.69)%       (0.10)%       17.98%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $702,361       $702,267      $500,166      $333,783      $210,608
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           2.04%(c)(d)     2.06%        2.08%         2.05%         2.02%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.76)%(c)     (0.98)%       (1.05)%       (0.87)%       (0.27)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             56%            38%           38%           68%           72%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $704,485,548.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05%.

                                                                                            CLASS C
                                                                ---------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------------------
                                                                  2004             2003          2002         2001       2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  24.51         $  19.41      $  22.00      $ 22.33    $ 22.19
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.19)(a)        (0.21)(a)     (0.22)(a)    (0.19)(a)   (0.07)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     3.36             5.31         (2.34)        0.16       3.85
===============================================================================================================================
    Total from investment operations                                3.17             5.10         (2.56)       (0.03)      3.78
===============================================================================================================================
Less distributions from net realized gains                         (1.98)              --         (0.03)       (0.30)     (3.64)
===============================================================================================================================
Net asset value, end of period                                  $  25.70         $  24.51      $  19.41      $ 22.00    $ 22.33
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                    13.01%           26.28%       (11.66)%      (0.10)%    17.95%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $324,873         $303,296      $161,487      $68,085    $19,466
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                             2.04%(c)(d)      2.06%         2.08%        2.05%      2.02%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.76)%(c)       (0.98)%       (1.05)%      (0.87)%    (0.27)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                               56%              38%           38%          68%        72%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $317,277,441.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05%.

                                                                               CLASS R
                                                              ------------------------------------------
                                                                                           JUNE 3, 2002
                                                                    YEAR ENDED              (DATE SALES
                                                                   DECEMBER 31,            COMMENCED) TO
                                                              -----------------------      DECEMBER 31,
                                                               2004            2003            2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 26.89         $ 21.18         $24.54
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)       (0.12)(a)      (0.07)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.70            5.83          (3.26)
========================================================================================================
    Total from investment operations                             3.63            5.71          (3.33)
========================================================================================================
Less distributions from net realized gains                      (1.98)             --          (0.03)
========================================================================================================
Net asset value, end of period                                $ 28.54         $ 26.89         $21.18
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 13.57%          26.96%        (13.59)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $61,303         $27,281         $2,786
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets                          1.54%(c)(d)     1.56%          1.58%(e)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.26)%(c)      (0.48)%        (0.55)%(e)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(f)                                         56%             38%            38%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $47,364,232.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                           INSTITUTIONAL CLASS
                                                              ---------------------------------------------
                                                                                             MARCH 15, 2002
                                                                      YEAR ENDED              (DATE SALES
                                                                     DECEMBER 31,            COMMENCED) TO
                                                              ---------------------------     DECEMBER 31,
                                                               2004                2003           2002
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 27.23             $ 21.27        $25.03
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.14(a)             0.08(a)       0.04(a)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.76                5.88         (3.77)
===========================================================================================================
    Total from investment operations                             3.90                5.96         (3.73)
===========================================================================================================
Less distributions from net realized gains                      (1.98)                 --         (0.03)
===========================================================================================================
Net asset value, end of period                                $ 29.15             $ 27.23        $21.27
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 14.40%              28.02%       (14.92)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $51,579             $26,056        $4,817
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets                          0.80%(c)(d)         0.76%         0.82%(e)
===========================================================================================================
Ratio of net investment income to average net assets             0.48%(c)            0.32%         0.21%(e)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(f)                                         56%                 38%           38%
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $37,490,011.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.81%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;

(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Moderate Allocation Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Moderate Allocation Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2004 (date operations commenced) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provides a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
MUTUAL FUNDS-100.03%(A)

AIM High Yield Fund-Institutional Class-9.88%   3,190,332   $ 14,516,008
------------------------------------------------------------------------
AIM International Core Equity
  Fund-Institutional Class-10.43%(b)            1,334,007     15,314,403
------------------------------------------------------------------------
AIM International Growth Fund-Institutional
  Class-7.98%(c)                                  575,995     11,715,748
------------------------------------------------------------------------
AIM Large Cap Basic Value Fund-Institutional
  Class-10.06%(c)                               1,091,077     14,773,178
------------------------------------------------------------------------
AIM Large Cap Growth Fund-Institutional
  Class-12.49%(c)                               1,838,558     18,348,807
------------------------------------------------------------------------
AIM Mid Cap Basic Value Fund-Institutional
  Class-5.12%(c)                                  570,692      7,516,013
------------------------------------------------------------------------
AIM Mid Cap Stock Fund-Institutional
  Class-5.16%(d)                                  421,192      7,585,673
------------------------------------------------------------------------
AIM Multi-Sector Fund-Institutional
  Class-5.12%(c)(e)                               345,638   $  7,521,090
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
MUTUAL FUNDS-(CONTINUED)

AIM Short Term Bond Fund-Institutional
  Class-4.71%                                     692,760   $  6,920,670
------------------------------------------------------------------------
AIM Total Return Bond Fund-Institutional
  Class-23.78%                                  3,332,484     34,924,433
------------------------------------------------------------------------
AIM Trimark Small Companies
  Fund-Institutional Class-5.30%(c)               604,303      7,789,461
========================================================================
    Total Mutual Funds (Cost $138,502,386)                   146,925,484
========================================================================
TOTAL INVESTMENTS-100.03% (Cost $138,502,386)                146,925,484
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.03%)                            (38,800)
========================================================================
NET ASSETS-100.00%                                          $146,886,684
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) The mutual fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(b) Effective October 15, 2004, the INVESCO International Core Equity Fund was renamed AIM International Core Equity Fund.
(c) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(d) Effective October 15, 2004, the INVESCO Mid-Cap Growth Fund was renamed AIM Mid Cap Stock Fund.
(e) Effective October 15, 2004, the INVESCO Multi-Sector Fund was renamed AIM Multi-Sector Fund.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments in affiliated underlying funds,
  at market value (cost $138,502,386)          $146,925,484
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  771,447
-----------------------------------------------------------
  Amount due from advisor                             2,157
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                3,679
-----------------------------------------------------------
Other assets                                         95,093
===========================================================
    Total assets                                147,797,860
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             766,212
-----------------------------------------------------------
  Fund shares reacquired                              5,235
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  3,858
-----------------------------------------------------------
Accrued distribution fees                            76,335
-----------------------------------------------------------
Accrued transfer agent fees                          16,582
-----------------------------------------------------------
Accrued operating expenses                           42,954
===========================================================
    Total liabilities                               911,176
===========================================================
Net assets applicable to shares outstanding    $146,886,684
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $138,324,236
-----------------------------------------------------------
Undistributed net investment income                   4,502
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                             134,848
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                      8,423,098
===========================================================
                                               $146,886,684
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 71,430,950
___________________________________________________________
===========================================================
Class B                                        $ 45,845,906
___________________________________________________________
===========================================================
Class C                                        $ 27,338,985
___________________________________________________________
===========================================================
Class R                                        $  2,160,691
___________________________________________________________
===========================================================
Institutional Class                            $    110,152
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           6,556,692
___________________________________________________________
===========================================================
Class B                                           4,217,641
___________________________________________________________
===========================================================
Class C                                           2,515,196
___________________________________________________________
===========================================================
Class R                                             198,434
___________________________________________________________
===========================================================
Institutional Class                                  10,098
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.89
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.89 divided
      by 94.50%)                               $      11.52
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.87
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.87
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.89
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.91
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period April 30, 2004 (Date operations commenced) through December 31, 2004

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $  821,084
========================================================================

EXPENSES:

Administrative services fees                                      33,470
------------------------------------------------------------------------
Custodian fees                                                     4,503
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         68,484
------------------------------------------------------------------------
  Class B                                                        124,720
------------------------------------------------------------------------
  Class C                                                         92,170
------------------------------------------------------------------------
  Class R                                                          2,377
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                          55,519
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             6
------------------------------------------------------------------------
Trustees' fees and retirement benefits                             9,106
------------------------------------------------------------------------
Registration and filing fees                                      54,343
------------------------------------------------------------------------
Professional fees                                                 37,032
------------------------------------------------------------------------
Other                                                             24,104
========================================================================
    Total expenses                                               505,834
========================================================================
Less: Expenses reimbursed and expense offset arrangements       (197,254)
========================================================================
    Net expenses                                                 308,580
========================================================================
Net investment income                                            512,504
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from affiliated underlying funds                18,318
------------------------------------------------------------------------
Net realized gain from distributions of affiliated
  underlying funds                                               620,000
========================================================================
                                                                 638,318
========================================================================
Change in net unrealized appreciation of affiliated
  underlying funds                                             8,423,098
========================================================================
Net gain from affiliated underlying funds                      9,061,416
========================================================================
Net increase in net assets resulting from operations          $9,573,920
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period April 30, 2004 (Date operations commenced) through December 31, 2004

                                                                    2004
----------------------------------------------------------------------------
OPERATIONS:

  Net investment income from affiliated underlying funds        $    512,504
----------------------------------------------------------------------------
  Net realized gain from affiliated underlying funds and
    capital gain distributions of underlying funds                   638,318
----------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying funds                                               8,423,098
============================================================================
    Net increase in net assets resulting from operations           9,573,920
============================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (574,401)
----------------------------------------------------------------------------
  Class B                                                           (294,431)
----------------------------------------------------------------------------
  Class C                                                           (174,411)
----------------------------------------------------------------------------
  Class R                                                            (16,807)
----------------------------------------------------------------------------
  Institutional Class                                                 (1,044)
============================================================================
    Total distributions from net investment income                (1,061,094)
============================================================================
Distributions to shareholders from net realized gains:
  Class A                                                             (4,300)
----------------------------------------------------------------------------
  Class B                                                             (2,835)
----------------------------------------------------------------------------
  Class C                                                             (1,679)
----------------------------------------------------------------------------
  Class R                                                               (132)
----------------------------------------------------------------------------
  Institutional Class                                                     (7)
============================================================================
    Total distributions from net realized gains                       (8,953)
============================================================================
    Decrease in net assets resulting from distributions           (1,070,047)
============================================================================
Share transactions-net:
  Class A                                                         67,422,298
----------------------------------------------------------------------------
  Class B                                                         43,220,987
----------------------------------------------------------------------------
  Class C                                                         25,581,696
----------------------------------------------------------------------------
  Class R                                                          2,056,769
----------------------------------------------------------------------------
  Institutional Class                                                101,061
============================================================================
    Net increase in net assets resulting from share
     transactions                                                138,382,811
============================================================================
    Net increase in net assets                                   146,886,684
============================================================================

NET ASSETS:

  Beginning of period                                                     --
============================================================================
  End of period (including undistributed net investment
    income of $4,502)                                           $146,886,684
____________________________________________________________________________
============================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Moderate Allocation Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on April 30, 2004.

    The Fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market. The Fund is a "fund of funds," in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the underlying funds' net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the underlying funds' Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the underlying funds' officers following procedures approved by the underlying funds' Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds. AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.05% of average daily net assets, through December 31, 2005. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the cap stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. For the period April 30, 2004 (date operations commenced) through December 31, 2004, AIM reimbursed expenses of $140,021.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $1,693 of expenses incurred by the Fund related to market timing matters in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period April 30, 2004 (date operations commenced) through December 31, 2004, AIM was paid $33,470 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund paid AISI $55,519 for Class A, Class B, Class C and Class R shares and reimbursed $55,187 for Class A, Class B, Class C and Class R shares and $6 for Institutional Class shares and AIM reimbursed fees for the Institutional Class shares of $6.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A,

Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period April 30, 2004 (date operations commenced) through December 31, 2004, the Class A, Class B, Class C and Class R shares paid $68,484, $124,720, $92,170 and $2,377, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 30, 2004 (date operations commenced) through December 31, 2004, AIM Distributors advised the Fund that it retained $203,518 in front-end sales commissions from the sale of Class A shares and $0, $6,749, $801 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to AIM Distributors for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund and the mutual funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated mutual funds for the period April 30, 2004 (date operations commenced) through December 31, 2004.


INVESTMENTS OF AFFILIATES:

                                                                             UNREALIZED
                             MARKET VALUE     PURCHASES       PROCEEDS      APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                           04/30/04        AT COST       FROM SALES    (DEPRECIATION)      12/31/04       INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund-
  Institutional Class           $   --       $ 14,082,695    $ (72,829)      $  505,603      $14,516,008     $287,846     $    539
------------------------------------------------------------------------------------------------------------------------------------
AIM International Core
  Equity Fund-
  Institutional Class               --         13,920,051     (121,587)       1,510,049       15,314,403     143,692         5,890
------------------------------------------------------------------------------------------------------------------------------------
AIM International Growth
  Fund- Institutional Class         --         10,332,269      (70,846)       1,451,412       11,715,748          --         2,913
------------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Basic Value
  Fund- Institutional Class         --         13,776,360      (87,741)       1,084,950       14,773,178          --          (391)
------------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund-
  Institutional Class               --         17,220,449     (103,300)       1,229,924       18,348,807          --         1,734
------------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value
  Fund- Institutional Class         --          6,888,180      (44,917)         672,259        7,516,013          --           491
------------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Stock Fund-
  Institutional Class               --          6,910,351      (38,435)         713,703        7,585,673          --            54
------------------------------------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund-
  Institutional Class               --          7,066,075      (40,846)         494,842        7,521,090          --       178,913
------------------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond Fund-
  Institutional Class               --          6,972,390      (35,578)         (16,144)       6,920,670      61,725             2
------------------------------------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund-
  Institutional Class               --         35,240,995     (179,635)        (139,494)      34,924,433     327,821       332,511
------------------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small Companies
  Fund- Institutional Class         --          6,929,389      (59,422)         915,994        7,789,461          --       115,662
====================================================================================================================================
  Total                         $   --       $139,339,204    $(855,136)      $8,423,098      $146,925,484    $821,084     $638,318*
____________________________________________________________________________________________________________________________________
====================================================================================================================================

(*) Includes $620,000 of capital gains received from affiliated underlying funds.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund received credits in transfer agency fees of $331 and credits in custodian fees of $16 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $347.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund paid legal fees of $877 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the period April 30, 2004 (date operations commenced) through December 31, 2004, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the period April 30, 2004 (date operations commenced) through December 31, 2004 was as follows:

                                                                 2004
------------------------------------------------------------------------
Distributions paid from ordinary income                       $1,070,047
________________________________________________________________________
========================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     20,689
--------------------------------------------------------------------------
Undistributed long-term gain                                       125,484
--------------------------------------------------------------------------
Unrealized appreciation -- investments                           8,418,431
--------------------------------------------------------------------------
Temporary book/tax differences                                      (2,156)
--------------------------------------------------------------------------
Shares of beneficial interest                                  138,324,236
==========================================================================
Total net assets                                              $146,886,684
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period April 30, 2004 (date operations commenced) through December 31, 2004 was $139,339,204 and $855,136, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $8,574,119
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (155,688)
==============================================================================
Net unrealized appreciation of investment securities               $8,418,431
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $138,507,053.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of stock issuance costs and dividends from underlying funds, on December 31, 2004, undistributed net investment income was increased by $553,092, undistributed net realized gain
(loss) was decreased by $494,517 and shares of beneficial interest decreased by $58,575. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                             CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------
                                                                    APRIL 30, 2004
                                                                   (DATE OPERATIONS
                                                                    COMMENCED) TO
                                                                  DECEMBER 31, 2004
                                                              --------------------------
                                                                SHARES         AMOUNT
----------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,787,469    $ 69,794,121
----------------------------------------------------------------------------------------
  Class B                                                      4,360,168      44,695,661
----------------------------------------------------------------------------------------
  Class C                                                      2,567,290      26,126,832
----------------------------------------------------------------------------------------
  Class R                                                        212,270       2,203,895
----------------------------------------------------------------------------------------
  Institutional Class                                             10,001         100,010
========================================================================================
Issued as reinvestment of dividends:
  Class A                                                         49,479         534,374
----------------------------------------------------------------------------------------
  Class B                                                         25,211         271,771
----------------------------------------------------------------------------------------
  Class C                                                         14,140         152,429
----------------------------------------------------------------------------------------
  Class R                                                          1,256          13,567
----------------------------------------------------------------------------------------
  Institutional Class                                                 97           1,051
========================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         56,416         586,979
----------------------------------------------------------------------------------------
  Class B                                                        (56,538)       (586,979)
========================================================================================
Reacquired:
  Class A                                                       (336,672)     (3,493,176)
----------------------------------------------------------------------------------------
  Class B                                                       (111,200)     (1,159,466)
----------------------------------------------------------------------------------------
  Class C                                                        (66,234)       (697,565)
----------------------------------------------------------------------------------------
  Class R                                                        (15,092)       (160,693)
========================================================================================
                                                              13,498,061    $138,382,811
________________________________________________________________________________________
========================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                      CLASS A                CLASS B             CLASS C             CLASS R
                                                  ----------------       ----------------    ----------------    ----------------
                                                   APRIL 30, 2004         APRIL 30, 2004      APRIL 30, 2004      APRIL 30, 2004
                                                  (DATE OPERATIONS       (DATE OPERATIONS    (DATE OPERATIONS    (DATE OPERATIONS
                                                   COMMENCED) TO          COMMENCED) TO       COMMENCED) TO       COMMENCED) TO
                                                    DECEMBER 31,           DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                        2004                   2004                2004                2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 10.00                $ 10.00             $ 10.00              $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                               0.11                   0.06                0.06                0.10
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                          0.87                   0.88                0.88                0.88
=================================================================================================================================
    Total from investment operations                     0.98                   0.94                0.94                0.98
=================================================================================================================================
Less distributions:
  Dividends from net investment income                  (0.09)                 (0.07)              (0.07)              (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 (0.00)                 (0.00)              (0.00)              (0.00)
=================================================================================================================================
    Total distributions                                 (0.09)                 (0.07)              (0.07)              (0.09)
=================================================================================================================================
Net asset value, end of period                        $ 10.89                $ 10.87             $ 10.87              $10.89
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          9.85%                  9.44%               9.44%               9.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $71,431                $45,846             $27,339              $2,161
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements(c)(d)                      0.40%                  1.05%               1.05%               0.55%
---------------------------------------------------------------------------------------------------------------------------------
  Without expense reimbursements(c)(d)                   0.87%                  1.52%               1.52%               1.02%
=================================================================================================================================
Ratio of net investment income to average net
  assets(c)                                              1.56%                  0.91%               0.91%               1.41%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  1%                     1%                  1%                  1%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sale charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $29,111,832, $18,555,857, $13,713,029 and $707,444 for Class A, Class B,
     Class C and Class R shares, respectively.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. The estimated underlying expenses for the Fund, expressed as a percentage of average daily net assets of the Fund was 92%.
(e)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                 (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.00
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.13(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.88
===================================================================================
    Total from investment operations                                    1.01
===================================================================================
Less distributions:
  Dividends from net investment income                                 (0.10)
-----------------------------------------------------------------------------------
  Distributions from net realized gains                                (0.00)
===================================================================================
    Total distributions                                                (0.10)
===================================================================================
Net asset value, end of period                                        $10.91
___________________________________________________________________________________
===================================================================================
Total return(b)                                                        10.16%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  110
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                           0.05%(c)(d)
-----------------------------------------------------------------------------------
  Without expense reimbursements                                        0.40%(c)(d)
___________________________________________________________________________________
===================================================================================
Ratio of net investment income to average net assets                    1.91%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(e)                                                 1%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $102,394.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. The estimated underlying expenses for the Fund, expressed as a percentage of average daily net assets of the Fund was 92%.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the

Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Small Cap Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Cap Growth Fund (one of the funds constituting AIM Growth Series, hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.20%

AEROSPACE & DEFENSE-1.84%

Applied Signal Technology, Inc.                     72,900   $    2,569,725
---------------------------------------------------------------------------
Mercury Computer Systems, Inc.(a)                  484,800       14,388,864
---------------------------------------------------------------------------
United Industrial Corp.(b)                         426,200       16,510,988
===========================================================================
                                                                 33,469,577
===========================================================================

AIR FREIGHT & LOGISTICS-1.37%

Forward Air Corp.(a)                               297,600       13,302,720
---------------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)               170,000       11,563,400
===========================================================================
                                                                 24,866,120
===========================================================================

AIRLINES-0.39%

AirTran Holdings, Inc.(a)(b)                       656,900        7,028,830
===========================================================================

APPAREL RETAIL-2.55%

Aeropostale, Inc.(a)(b)                            363,800       10,706,634
---------------------------------------------------------------------------
bebe stores, inc.(b)                               549,675       14,830,231
---------------------------------------------------------------------------
Jos. A. Bank Clothiers, Inc.(a)(b)                 480,174       13,588,924
---------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)             317,000        7,056,420
===========================================================================
                                                                 46,182,209
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.96%

Fossil, Inc.(a)                                    349,750        8,967,590
---------------------------------------------------------------------------
Oxford Industries, Inc.                            315,700       13,038,410
---------------------------------------------------------------------------
Quiksilver, Inc.(a)(b)                             454,800       13,548,492
===========================================================================
                                                                 35,554,492
===========================================================================

APPLICATION SOFTWARE-4.52%

Catapult Communications Corp.(a)                   344,700        8,327,952
---------------------------------------------------------------------------
Epicor Software Corp.(a)                           887,700       12,507,693
---------------------------------------------------------------------------
Macromedia, Inc.(a)                                587,200       18,273,664
---------------------------------------------------------------------------
Magma Design Automation, Inc.(a)(b)                303,200        3,808,192
---------------------------------------------------------------------------
MicroStrategy Inc.-Class A(a)                      241,800       14,568,450
---------------------------------------------------------------------------
NAVTEQ Corp.(a)                                    252,700       11,715,172
---------------------------------------------------------------------------
RSA Security Inc.(a)(b)                            641,476       12,868,009
===========================================================================
                                                                 82,069,132
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.66%

Affiliated Managers Group, Inc.(a)(b)              176,500       11,956,110
===========================================================================

BIOTECHNOLOGY-4.03%

Affymetrix, Inc.(a)(b)                             363,700       13,293,235
---------------------------------------------------------------------------
Amylin Pharmaceuticals, Inc.(a)                    414,700        9,687,392
---------------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)(b)                 262,500       11,943,750
---------------------------------------------------------------------------




                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
BIOTECHNOLOGY-(CONTINUED)

Genencor International Inc.(a)                     322,000        5,280,800
---------------------------------------------------------------------------
Gen-Probe Inc.(a)                                  337,000   $   15,235,770
---------------------------------------------------------------------------
Techne Corp.(a)(b)                                 218,100        8,484,090
---------------------------------------------------------------------------
United Therapeutics Corp.(a)                       205,500        9,278,325
===========================================================================
                                                                 73,203,362
===========================================================================

BROADCASTING & CABLE TV-0.67%

Radio One, Inc.-Class A(a)                         273,800        4,408,180
---------------------------------------------------------------------------
Radio One, Inc.-Class D(a)(b)                      480,100        7,739,212
===========================================================================
                                                                 12,147,392
===========================================================================

BUILDING PRODUCTS-0.66%

Trex Co., Inc.(a)(b)                               227,400       11,924,856
===========================================================================

CASINOS & GAMING-1.68%

Penn National Gaming, Inc.(a)                      252,900       15,313,095
---------------------------------------------------------------------------
Shuffle Master, Inc.(a)(b)                         323,400       15,232,140
===========================================================================
                                                                 30,545,235
===========================================================================

CATALOG RETAIL-1.14%

Coldwater Creek Inc.(a)                            303,200        9,359,784
---------------------------------------------------------------------------
Insight Enterprises, Inc.(a)                       550,000       11,286,000
===========================================================================
                                                                 20,645,784
===========================================================================

COMMODITY CHEMICALS-0.38%

Spartech Corp.                                     254,300        6,888,987
===========================================================================

COMMUNICATIONS EQUIPMENT-2.27%

Plantronics, Inc.                                  241,500       10,015,005
---------------------------------------------------------------------------
Polycom, Inc.(a)(b)                                660,300       15,398,196
---------------------------------------------------------------------------
SafeNet, Inc.(a)(b)                                430,100       15,801,874
===========================================================================
                                                                 41,215,075
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.82%

GameStop Corp.-Class A(a)                          662,900       14,822,444
===========================================================================

COMPUTER HARDWARE-0.69%

Intergraph Corp.(a)                                303,200        8,165,176
---------------------------------------------------------------------------
PalmOne, Inc.(a)                                   136,400        4,303,420
===========================================================================
                                                                 12,468,596
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.72%

Avid Technology, Inc.(a)(b)                        212,200       13,103,350
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.56%

Toro Co. (The)                                     124,500       10,128,075
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

CONSTRUCTION MATERIALS-0.90%

Eagle Materials Inc.(b)                            189,700   $   16,380,595
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.64%

Euronet Worldwide, Inc.(a)                         643,900       16,754,278
---------------------------------------------------------------------------
Global Payments Inc.(b)                            222,300       13,013,442
===========================================================================
                                                                 29,767,720
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.31%

Charles River Associates Inc.(a)(b)                224,400       10,495,188
---------------------------------------------------------------------------
Corporate Executive Board Co. (The)(b)             208,000       13,923,520
---------------------------------------------------------------------------
CoStar Group Inc.(a)(b)                            379,000       17,502,220
===========================================================================
                                                                 41,920,928
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.10%

II-VI Inc.(a)(b)                                   268,300       11,400,067
---------------------------------------------------------------------------
Woodward Governor Co.                              118,800        8,507,268
===========================================================================
                                                                 19,907,335
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.05%

Cognex Corp.(b)                                    151,600        4,229,640
---------------------------------------------------------------------------
Daktronics, Inc.(a)(b)                             303,200        7,546,648
---------------------------------------------------------------------------
FLIR Systems, Inc.(a)(b)                           268,300       17,114,857
---------------------------------------------------------------------------
Keithley Instruments, Inc.                         424,700        8,366,590
===========================================================================
                                                                 37,257,735
===========================================================================

ELECTRONIC MANUFACTURING SERVICES-1.05%

Trimble Navigation Ltd.(a)(b)                      576,400       19,044,256
===========================================================================

ENVIRONMENTAL SERVICES-0.74%

Stericycle, Inc.(a)(b)                             291,600       13,399,020
===========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.84%

Scotts Co. (The)-Class A(a)                        207,100       15,225,992
===========================================================================

FOOD DISTRIBUTORS-0.87%

United Natural Foods, Inc.(a)(b)                   505,300       15,714,830
===========================================================================

HEALTH CARE EQUIPMENT-6.03%

American Medical Systems Holdings, Inc.(a)         362,300       15,147,763
---------------------------------------------------------------------------
Closure Medical Corp.(a)                           328,500        6,405,750
---------------------------------------------------------------------------
Integra LifeSciences Holdings(a)                   400,300       14,783,079
---------------------------------------------------------------------------
Intuitive Surgical, Inc.(a)                        381,000       15,247,620
---------------------------------------------------------------------------
Mentor Corp.(b)                                    437,200       14,751,128
---------------------------------------------------------------------------
NuVasive, Inc.(a)                                  454,800        4,661,700
---------------------------------------------------------------------------
ResMed Inc.(a)(b)                                  191,100        9,765,210
---------------------------------------------------------------------------
Varian Inc.(a)                                     305,200       12,516,252
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

VNUS Medical Technologies, Inc.(a)                 120,412   $    1,627,970
---------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                      511,500       14,577,750
===========================================================================
                                                                109,484,222
===========================================================================

HEALTH CARE FACILITIES-2.01%

AmSurg Corp.(a)(b)                                 355,450       10,499,993
---------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                       398,500       13,875,770
---------------------------------------------------------------------------
VCA Antech, Inc.(a)(b)                             617,600       12,104,960
===========================================================================
                                                                 36,480,723
===========================================================================

HEALTH CARE SERVICES-4.66%

Accredo Health, Inc.(a)                            521,500       14,455,980
---------------------------------------------------------------------------
Advisory Board Co. (The)(a)(b)                     200,000        7,376,000
---------------------------------------------------------------------------
American Healthways, Inc.(a)(b)                    249,100        8,230,264
---------------------------------------------------------------------------
Cerner Corp.(a)(b)                                 305,600       16,248,752
---------------------------------------------------------------------------
Covance Inc.(a)(b)                                 250,000        9,687,500
---------------------------------------------------------------------------
ICON PLC-ADR (Ireland)(a)(b)                       241,500        9,333,975
---------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)                   145,600        9,325,680
---------------------------------------------------------------------------
Renal Care Group, Inc.(a)                          273,600        9,846,864
===========================================================================
                                                                 84,505,015
===========================================================================

HEALTH CARE SUPPLIES-0.83%

Immucor, Inc.(a)                                   642,844       15,138,976
===========================================================================

HOME ENTERTAINMENT SOFTWARE-0.78%

Activision, Inc.(a)                                704,300       14,212,774
===========================================================================

HOMEBUILDING-1.02%

Beazer Homes USA, Inc.(b)                          126,400       18,480,944
===========================================================================

HOTELS, RESORTS & CRUISE LINES-1.36%

Choice Hotels International, Inc.                  238,400       13,827,200
---------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas)(a)            179,400       10,772,970
===========================================================================
                                                                 24,600,170
===========================================================================

INDUSTRIAL MACHINERY-2.55%

Actuant Corp.-Class A(a)                           219,100       11,426,065
---------------------------------------------------------------------------
Graco Inc.(b)                                      267,600        9,994,860
---------------------------------------------------------------------------
IDEX Corp.                                         263,500       10,671,750
---------------------------------------------------------------------------
JLG Industries, Inc.                               721,200       14,157,156
===========================================================================
                                                                 46,249,831
===========================================================================

INTERNET SOFTWARE & SERVICES-1.88%

Digital River, Inc.(a)                             176,900        7,360,809
---------------------------------------------------------------------------
SINA Corp. (Cayman Islands)(a)(b)                  212,200        6,803,132
---------------------------------------------------------------------------
Websense, Inc.(a)(b)                               391,600       19,861,952
===========================================================================
                                                                 34,025,893
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE-0.94%

Jefferies Group, Inc.(b)                           241,500   $    9,727,620
---------------------------------------------------------------------------
Piper Jaffray Cos., Inc.(a)(b)                     151,600        7,269,220
===========================================================================
                                                                 16,996,840
===========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.54%

iShares Nasdaq Biotechnology Index Fund(a)(b)      371,800       28,033,720
===========================================================================

IT CONSULTING & OTHER SERVICES-1.96%

Anteon International Corp.(a)                      346,600       14,508,676
---------------------------------------------------------------------------
CACI International Inc.-Class A(a)(b)              133,600        9,102,168
---------------------------------------------------------------------------
MPS Group, Inc.(a)(b)                              974,900       11,952,274
===========================================================================
                                                                 35,563,118
===========================================================================

LEISURE PRODUCTS-1.97%

Marvel Enterprises, Inc.(a)                        575,800       11,792,384
---------------------------------------------------------------------------
Nautilus Group, Inc. (The)(b)                      615,500       14,876,635
---------------------------------------------------------------------------
RC2 Corp.(a)                                       278,000        9,062,800
===========================================================================
                                                                 35,731,819
===========================================================================

MARINE-0.42%

Kirby Corp.(a)                                     172,200        7,642,236
===========================================================================

MOVIES & ENTERTAINMENT-1.29%

Imax Corp. (Canada)(a)(b)                        1,017,100        8,390,058
---------------------------------------------------------------------------
Lions Gate Entertainment Corp. (Canada)(a)(b)    1,414,900       15,026,238
===========================================================================
                                                                 23,416,296
===========================================================================

MULTI-LINE INSURANCE-0.51%

HCC Insurance Holdings, Inc.                       280,400        9,286,848
===========================================================================

OIL & GAS DRILLING-1.71%

Grey Wolf, Inc.(a)(b)                            1,549,000        8,163,230
---------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                         475,400        9,246,530
---------------------------------------------------------------------------
Unit Corp.(a)                                      355,100       13,568,371
===========================================================================
                                                                 30,978,131
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.84%

Cal Dive International, Inc(a)                     340,800       13,887,600
---------------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)            277,900        6,488,965
---------------------------------------------------------------------------
FMC Technologies, Inc.(a)(b)                       402,500       12,960,500
===========================================================================
                                                                 33,337,065
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.25%

Harvest Natural Resources, Inc.(a)                 549,200        9,484,684
---------------------------------------------------------------------------
Quicksilver Resources Inc.(a)(b)                   313,700       11,537,886
---------------------------------------------------------------------------
Range Resources Corp.                               85,200        1,743,192
===========================================================================
                                                                 22,765,762
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

PHARMACEUTICALS-1.56%

First Horizon Pharmaceutical Corp.(a)              563,800   $   12,905,382
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A                71,200        2,499,832
---------------------------------------------------------------------------
MGI Pharma, Inc.(a)(b)                             463,700       12,988,237
===========================================================================
                                                                 28,393,451
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.89%

Assured Guaranty Ltd. (Bermuda)                    328,500        6,461,595
---------------------------------------------------------------------------
ProAssurance Corp.(a)(b)                           245,800        9,613,238
===========================================================================
                                                                 16,074,833
===========================================================================

REGIONAL BANKS-4.14%

East West Bancorp, Inc.                            363,800       15,265,048
---------------------------------------------------------------------------
PrivateBancorp, Inc.(b)                            316,800       10,210,464
---------------------------------------------------------------------------
Silicon Valley Bancshares(a)(b)                    329,100       14,750,262
---------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.                  601,400       14,006,606
---------------------------------------------------------------------------
Texas Regional Bancshares, Inc.-Class A            276,200        9,026,216
---------------------------------------------------------------------------
UCBH Holdings, Inc.                                259,000       11,867,380
===========================================================================
                                                                 75,125,976
===========================================================================

RESTAURANTS-3.37%

P.F. Chang's China Bistro, Inc.(a)(b)              294,900       16,617,615
---------------------------------------------------------------------------
Panera Bread Co.-Class A(a)(b)                     339,300       13,680,576
---------------------------------------------------------------------------
RARE Hospitality International, Inc.(a)(b)         470,400       14,986,944
---------------------------------------------------------------------------
Sonic Corp.(a)(b)                                  519,800       15,853,900
===========================================================================
                                                                 61,139,035
===========================================================================

SEMICONDUCTOR EQUIPMENT-2.25%

Cymer, Inc.(a)(b)                                  466,200       13,771,548
---------------------------------------------------------------------------
FEI Co.(a)(b)                                      305,100        6,407,100
---------------------------------------------------------------------------
FormFactor Inc.(a)                                 511,000       13,868,540
---------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)(b)                                       184,600        6,802,510
===========================================================================
                                                                 40,849,698
===========================================================================

SEMICONDUCTORS-3.42%

ARM Holdings PLC-ADR (United Kingdom)            2,247,845       13,869,204
---------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)(b)             264,200        5,527,064
---------------------------------------------------------------------------
Microsemi Corp.(a)(b)                            1,028,452       17,853,927
---------------------------------------------------------------------------
Pixelworks, Inc.(a)(b)                             518,400        5,878,656
---------------------------------------------------------------------------
Power Integrations, Inc.(a)(b)                     233,200        4,612,696
---------------------------------------------------------------------------
Semtech Corp.(a)(b)                                656,700       14,362,029
===========================================================================
                                                                 62,103,576
===========================================================================

SPECIALTY STORES-2.09%

Guitar Center, Inc.(a)                             280,400       14,774,276
---------------------------------------------------------------------------
Regis Corp.                                        303,600       14,011,140
---------------------------------------------------------------------------
Steiner Leisure Ltd. (Bahamas)(a)                  303,200        9,059,616
===========================================================================
                                                                 37,845,032
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

STEEL-1.60%

Cleveland-Cliffs Inc.(b)                           145,500   $   15,111,630
---------------------------------------------------------------------------
Steel Dynamics, Inc.                               365,900       13,860,292
===========================================================================
                                                                 28,971,922
===========================================================================

SYSTEMS SOFTWARE-1.57%

Internet Security Systems, Inc.(a)                 647,050       15,043,913
---------------------------------------------------------------------------
Macrovision Corp.(a)                               522,500       13,438,700
===========================================================================
                                                                 28,482,613
===========================================================================

TECHNOLOGY DISTRIBUTORS-0.66%

ScanSource, Inc.(a)                                192,000       11,934,720
===========================================================================

THRIFTS & MORTGAGE FINANCE-0.39%

W Holding Co., Inc. (Puerto Rico)                  309,264        7,094,516
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.64%

Hughes Supply, Inc.                                411,900       13,324,965
---------------------------------------------------------------------------
MSC Industrial Direct Co., Inc.-Class A(b)         454,800       16,363,704
===========================================================================
                                                                 29,688,669
===========================================================================

TRUCKING-1.66%

Heartland Express, Inc.                            458,400       10,300,248
---------------------------------------------------------------------------
Knight Transportation, Inc.(b)                     377,200        9,354,560
---------------------------------------------------------------------------
Old Dominion Freight Line, Inc.(a)                 302,800   $   10,537,440
===========================================================================
                                                                 30,192,248
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,317,257,929)                         1,781,664,709
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-1.42%

Liquid Assets Portfolio-Institutional
  Class(c)                                      12,837,129       12,837,129
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     12,837,129       12,837,129
===========================================================================
    Total Money Market Funds (Cost
      $25,674,258)                                               25,674,258
===========================================================================
TOTAL INVESTMENTS-99.62% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,342,932,187)                                             1,807,338,967
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-22.69%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  205,833,934      205,833,934
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(c)(d)                                  205,833,935      205,833,935
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $411,667,869)                                       411,667,869
===========================================================================
TOTAL INVESTMENTS--122.31% (Cost
  $1,754,600,056)                                             2,219,006,836
===========================================================================
OTHER ASSETS LESS LIABILITIES-(22.31%)                         (404,708,764)
===========================================================================
NET ASSETS-100.00%                                           $1,814,298,072
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $1,317,257,929)*                            $1,781,664,709
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $437,342,127)                            437,342,127
============================================================
    Total investments (cost $1,754,600,056)    2,219,006,836
============================================================
Cash                                               1,118,587
------------------------------------------------------------
Receivables for:
  Investments sold                                23,931,419
------------------------------------------------------------
  Fund shares sold                                 2,528,979
------------------------------------------------------------
  Dividends                                          336,524
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                48,410
------------------------------------------------------------
Other assets                                          47,256
============================================================
    Total assets                               2,247,018,011
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,977,605
------------------------------------------------------------
  Fund shares reacquired                          13,448,836
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  93,833
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       411,667,869
------------------------------------------------------------
Accrued distribution fees                            654,165
------------------------------------------------------------
Accrued transfer agent fees                          753,872
------------------------------------------------------------
Accrued operating expenses                           123,759
============================================================
    Total liabilities                            432,719,939
============================================================
Net assets applicable to shares outstanding   $1,814,298,072
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,463,971,511
------------------------------------------------------------
Undistributed net investment income (loss)           (66,642)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (114,013,577)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     464,406,780
============================================================
                                              $1,814,298,072
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,491,940,207
____________________________________________________________
============================================================
Class B                                       $  149,400,330
____________________________________________________________
============================================================
Class C                                       $   40,904,197
____________________________________________________________
============================================================
Class R                                       $   19,506,312
____________________________________________________________
============================================================
Institutional Class                           $  112,547,026
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           54,323,875
____________________________________________________________
============================================================
Class B                                            5,834,250
____________________________________________________________
============================================================
Class C                                            1,598,124
____________________________________________________________
============================================================
Class R                                              714,984
____________________________________________________________
============================================================
Institutional Class                                4,043,911
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        27.46
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $27.46 divided by
      94.50%)                                 $        29.06
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        25.61
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        25.60
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        27.28
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        27.83
____________________________________________________________
============================================================

* At December 31, 2004, securities with an aggregate market value of $401,861,770 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $3,874)          $  2,459,439
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $1,647,312*)                      2,814,626
--------------------------------------------------------------------------
Interest                                                            26,067
==========================================================================
    Total investment income                                      5,300,132
==========================================================================

EXPENSES:

Advisory fees                                                   13,134,333
--------------------------------------------------------------------------
Administrative services fees                                       437,687
--------------------------------------------------------------------------
Custodian fees                                                     221,205
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        5,494,140
--------------------------------------------------------------------------
  Class B                                                        1,619,722
--------------------------------------------------------------------------
  Class C                                                          442,711
--------------------------------------------------------------------------
  Class R                                                           70,406
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       7,012,833
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                         108,068
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              63,744
--------------------------------------------------------------------------
Other                                                              826,209
==========================================================================
    Total expenses                                              29,431,058
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
      arrangements                                              (1,818,806)
==========================================================================
    Net expenses                                                27,612,252
==========================================================================
Net investment income (loss)                                   (22,312,120)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        139,099,401
--------------------------------------------------------------------------
  Futures contracts                                              3,221,283
--------------------------------------------------------------------------
  Option contracts written                                       1,450,816
==========================================================================
                                                               143,771,500
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (18,993,996)
--------------------------------------------------------------------------
  Futures contracts                                               (396,045)
--------------------------------------------------------------------------
  Option contracts written                                        (160,935)
==========================================================================
                                                               (19,550,976)
==========================================================================
Net gain from investment securities, futures contracts and
  option contracts                                             124,220,524
==========================================================================
Net increase in net assets resulting from operations          $101,908,404
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (22,312,120)   $  (15,248,461)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts and option contracts                       143,771,500       (29,706,227)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts and option
    contracts                                                    (19,550,976)      528,393,585
==============================================================================================
    Net increase in net assets resulting from operations         101,908,404       483,438,897
==============================================================================================
Share transactions-net:
  Class A                                                       (192,987,130)      413,411,002
----------------------------------------------------------------------------------------------
  Class B                                                        (41,206,105)      (22,623,106)
----------------------------------------------------------------------------------------------
  Class C                                                        (11,365,203)       (6,128,935)
----------------------------------------------------------------------------------------------
  Class R                                                          9,247,057         6,293,596
----------------------------------------------------------------------------------------------
  Institutional Class                                             (3,899,271)       89,071,755
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (240,210,652)      480,024,312
==============================================================================================
    Net increase (decrease) in net assets                       (138,302,248)      963,463,209
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,952,600,320       989,137,111
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(66,642) and $(28,833), respectively)          $1,814,298,072    $1,952,600,320
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective as of the close of business on March 18, 2002, the Fund's shares were offered on a limited basis to certain investors.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets in excess of $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $26,987.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $196,996 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $437,687 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $7,012,833 for Class A, Class B, Class C and Class R shares and $108,068 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the periods the Fund is offered on a limited basis, AIM Distributors has agreed to waive Class A distribution plan fees equal to 0.10% of the average daily net assets of Class A shares. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $3,924,386, $1,619,722, $442,711 and $70,406, respectively, after AIM
Distributors waived Plan fees of $1,569,754 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $41,724 in front-end sales commissions from the sale of Class A shares and $6,044, $15,985, $2,627 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 84,830,758     $  332,236,523    $  (404,230,152)       $   --        $ 12,837,129     $  591,781      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            84,830,758        332,236,523       (404,230,152)           --          12,837,129        575,533          --
===================================================================================================================================
  Subtotal       $169,661,516     $  664,473,046    $  (808,460,304)       $   --        $ 25,674,258     $1,167,314      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $211,081,067     $  329,924,652    $  (335,171,785)       $   --        $205,833,934     $  830,048      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           211,081,067        329,386,289       (334,633,421)           --         205,833,935        817,264          --
===================================================================================================================================
  Subtotal       $422,162,134     $  659,310,941    $  (669,805,206)       $   --        $411,667,869     $1,647,312      $   --
===================================================================================================================================
  Total          $591,823,650     $1,323,783,987    $(1,478,265,510)       $   --        $437,342,127     $2,814,626      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $16,523,190 and $28,686,347, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $23,112 and credits in custodian fees of $1,957 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $25,069.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2004, the Fund paid legal fees of $7,300 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

  During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

  At December 31, 2004, securities with an aggregate value of $401,861,770 were on loan to brokers. The loans were secured by cash collateral of $411,667,869 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $1,647,312 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                            TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------
Beginning of year                                                2,430     $   330,885
--------------------------------------------------------------------------------------
Written                                                         31,826       3,538,860
--------------------------------------------------------------------------------------
Closed                                                          (6,421)       (957,208)
--------------------------------------------------------------------------------------
Exercised                                                      (21,143)     (2,001,374)
--------------------------------------------------------------------------------------
Expired                                                         (6,692)       (911,163)
======================================================================================
End of year                                                         --     $        --
______________________________________________________________________________________
======================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS OF SHAREHOLDERS:

There were no ordinary income & long term capital distributions paid during the years ended December, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                   2004
----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $  463,808,860
----------------------------------------------------------------------------
Temporary book/tax differences                                       (66,642)
----------------------------------------------------------------------------
Capital loss carryforward                                       (113,415,657)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,463,971,511
============================================================================
Total net assets                                              $1,814,298,072
____________________________________________________________________________
============================================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $137,224,987 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2010                                             $ 73,388,721
---------------------------------------------------------------------------
December 31, 2011                                               40,026,936
===========================================================================
Total capital loss carryforward                               $113,415,657
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $1,244,219,069 and $1,375,084,416, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $481,823,360
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (18,014,500)
==============================================================================
Net unrealized appreciation of investment securities             $463,808,860
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,755,197,976.


NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income was increased by $22,274,311, and shares of beneficial interest decreased by $22,274,311. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2004                            2003
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      24,314,386    $ 628,943,607     44,350,453    $ 956,041,602
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         287,423        6,942,558        539,006       10,928,150
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         266,409        6,403,144        417,319        8,478,871
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         553,344       14,127,974        327,479        7,328,256
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           1,807,401       46,669,980      4,738,755      105,874,188
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         267,852        6,898,694        198,401        4,346,224
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (286,124)      (6,898,694)      (210,505)      (4,346,224)
==========================================================================================================================
Reacquired:
  Class A                                                     (32,593,314)    (828,829,431)   (25,018,347)    (546,976,824)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,739,802)     (41,249,969)    (1,490,295)     (29,205,032)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (740,566)     (17,768,347)      (730,852)     (14,607,806)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (190,940)      (4,880,917)       (45,477)      (1,034,660)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,936,260)     (50,569,251)      (720,702)     (16,802,433)
==========================================================================================================================
                                                               (9,990,191)   $(240,210,652)    22,355,235    $ 480,024,312
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 18% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                    2004               2003              2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    25.71         $    18.47         $  25.67         $  29.81         $  31.87
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.32)             (0.21)(a)        (0.19)(a)        (0.18)(a)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           2.07               7.45            (7.01)           (3.93)           (0.12)
=================================================================================================================================
    Total from investment operations                   1.75               7.24            (7.20)           (4.11)           (0.25)
=================================================================================================================================
Less distributions from net realized gains               --                 --               --            (0.03)           (1.81)
=================================================================================================================================
Net asset value, end of period                   $    27.46         $    25.71         $  18.47         $  25.67         $  29.81
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        6.81%             39.20%          (28.05)%         (13.79)%          (0.74)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $1,491,940         $1,602,724         $790,700         $679,104         $566,458
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                     1.40%(c)           1.27%            1.35%            1.31%            1.13%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                     1.51%(c)           1.37%            1.43%            1.39%            1.23%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                  (1.12)(c)          (0.98)%          (0.91)%          (0.70)%          (0.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  69%                32%              22%              37%              62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average net assets of $1,569,754,408.

                                                                                       CLASS B
                                                    -----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------------
                                                      2004              2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  24.15          $  17.49         $  24.48         $  28.64         $  30.92
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.52)            (0.35)(a)        (0.33)(a)        (0.35)(a)        (0.40)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     1.98              7.01            (6.66)           (3.78)           (0.07)
=================================================================================================================================
    Total from investment operations                    1.46              6.66            (6.99)           (4.13)           (0.47)
=================================================================================================================================
Less distributions from net realized gains                --                --               --            (0.03)           (1.81)
=================================================================================================================================
Net asset value, end of period                      $  25.61          $  24.15         $  17.49         $  24.48         $  28.64
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         6.05%            38.08%          (28.55)%         (14.42)%          (1.48)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $149,400          $182,700         $152,577         $212,958         $231,293
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        2.15%(c)          2.02%            2.08%            2.03%            1.88%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      2.16%(c)          2.02%            2.08%            2.04%            1.88%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.87)%(c)        (1.73)%          (1.64)%          (1.43)%          (1.15)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                   69%               32%              22%              37%              62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $161,972,181.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                          2004             2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $ 24.14          $ 17.48         $ 24.47         $ 28.63         $ 30.91
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.52)           (0.35)(a)       (0.33)(a)       (0.35)(a)       (0.39)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             1.98             7.01           (6.66)          (3.78)          (0.08)
=================================================================================================================================
    Total from investment operations                        1.46             6.66           (6.99)          (4.13)          (0.47)
=================================================================================================================================
Less distributions from net realized gains                    --               --              --           (0.03)          (1.81)
=================================================================================================================================
Net asset value, end of period                           $ 25.60          $ 24.14         $ 17.48         $ 24.47         $ 28.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             6.05%           38.10%         (28.57)%        (14.43)%         (1.48)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $40,904          $50,031         $41,693         $46,833         $41,738
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements            2.15%(c)         2.02%           2.08%           2.03%           1.88%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements         2.16%(c)         2.02%           2.08%           2.04%           1.88%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.87)%(c)       (1.73)%         (1.64)%         (1.43)%         (1.15)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       69%              32%             22%             37%             62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $44,271,092.

                                                                                   CLASS R
                                                              -------------------------------------------------
                                                                                                  JUNE 30, 2002
                                                                      YEAR ENDED                   (DATE SALES
                                                                     DECEMBER 31,                 COMMENCED) TO
                                                              ---------------------------         DECEMBER 31,
                                                               2004                 2003              2002
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 25.61              $18.44            $ 22.64
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.27)              (0.28)(a)          (0.13)(a)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.94                7.45              (4.07)
===============================================================================================================
    Total from investment operations                             1.67                7.17              (4.20)
===============================================================================================================
Net asset value, end of period                                $ 27.28              $25.61            $ 18.44
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                  6.52%              38.88%            (18.55)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,506              $9,029            $ 1,301
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.65%(c)            1.52%              1.61%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.66%(c)            1.52%              1.61%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets     (1.37)%(c)          (1.23)%            (1.17)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate(e)                                         69%                 32%                22%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $14,081,118.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               INSTITUTIONAL CLASS
                                                              -----------------------------------------------------
                                                                                                     MARCH 15, 2002
                                                                        YEAR ENDED                    (DATE SALES
                                                                       DECEMBER 31,                  COMMENCED) TO
                                                              ------------------------------          DECEMBER 31,
                                                                2004                  2003                2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  25.91              $  18.53            $ 24.61
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.16)                (0.12)(a)          (0.07)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.08                  7.50              (6.01)
===================================================================================================================
    Total from investment operations                              1.92                  7.38              (6.08)
===================================================================================================================
Net asset value, end of period                                $  27.83              $  25.91            $ 18.53
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                   7.41%                39.83%            (24.71)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $112,547              $108,116            $ 2,866
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.85%(c)              0.80%              0.89%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.86%(c)              0.80%              0.89%(d)
===================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.57)%(c)            (0.51)%            (0.45)%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)                                          69%                   32%                22%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $115,203,195.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;

(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.31%

ADVERTISING-4.66%

Interpublic Group of Cos., Inc. (The)(a)(b)     12,182,700   $  148,385,286
---------------------------------------------------------------------------
Omnicom Group Inc.                               2,040,000      162,914,400
===========================================================================
                                                                311,299,686
===========================================================================

AEROSPACE & DEFENSE-1.17%

Honeywell International Inc.                     2,131,300       78,069,519
===========================================================================

APPAREL RETAIL-1.84%

Gap, Inc. (The)(b)                               6,232,300      123,087,925
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.19%

Bank of New York Co., Inc. (The)                 5,085,000      146,346,300
===========================================================================

BREWERS-0.83%

Molson Coors Brewing Co.-Class B(b)                893,700       55,409,400
===========================================================================

BUILDING PRODUCTS-4.16%

American Standard Cos. Inc.                      3,732,000      156,445,440
---------------------------------------------------------------------------
Masco Corp.(b)                                   3,823,800      121,443,888
===========================================================================
                                                                277,889,328
===========================================================================

COMMUNICATIONS EQUIPMENT-0.52%

Motorola, Inc.                                   1,896,600       34,631,916
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.75%

Lexmark International, Inc.-Class A(a)             773,000       50,113,590
===========================================================================

CONSUMER ELECTRONICS-1.26%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                  3,333,098       83,960,739
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.77%

Ceridian Corp.(a)(b)                             6,071,300      118,268,924
---------------------------------------------------------------------------
First Data Corp.                                 5,001,000      200,740,140
===========================================================================
                                                                319,009,064
===========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.42%

Cendant Corp.                                    7,235,000      161,846,950
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-2.72%

Waste Management, Inc.                           6,422,167      182,004,213
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


FOOD RETAIL-3.26%

Kroger Co. (The)(a)(b)                           7,161,400   $  136,281,442
---------------------------------------------------------------------------
Safeway Inc.(b)                                  3,605,000       81,436,950
===========================================================================
                                                                217,718,392
===========================================================================

GENERAL MERCHANDISE STORES-1.94%

Target Corp.(b)                                  2,379,300      129,457,713
===========================================================================

HEALTH CARE DISTRIBUTORS-7.16%

Cardinal Health, Inc.(b)                         4,729,000      272,295,820
---------------------------------------------------------------------------
McKesson Corp.                                   4,606,900      206,343,051
===========================================================================
                                                                478,638,871
===========================================================================

HEALTH CARE EQUIPMENT-1.94%

Waters Corp.(a)                                  3,487,100      129,615,507
===========================================================================

HEALTH CARE FACILITIES-2.41%

HCA Inc.                                         2,844,000      161,169,480
===========================================================================

INDUSTRIAL CONGLOMERATES-3.79%

Tyco International Ltd. (Bermuda)(b)             8,667,000      253,076,400
===========================================================================

INDUSTRIAL MACHINERY-1.08%

Parker Hannifin Corp.                            1,159,200       71,881,992
===========================================================================

INVESTMENT BANKING & BROKERAGE-4.23%

Merrill Lynch & Co., Inc.                        2,447,000      134,609,470
---------------------------------------------------------------------------
Morgan Stanley                                   2,816,900      147,802,743
===========================================================================
                                                                282,412,213
===========================================================================

LEISURE PRODUCTS-0.42%

Mattel, Inc.(b)                                  1,536,460       28,117,218
===========================================================================

MANAGED HEALTH CARE-3.51%

UnitedHealth Group Inc.                          4,498,800      234,567,432
===========================================================================

MOVIES & ENTERTAINMENT-2.23%

Walt Disney Co. (The)                            5,925,000      149,191,500
===========================================================================

MULTI-LINE INSURANCE-2.03%

Genworth Financial Inc.-Class A                  4,479,400      135,412,262
===========================================================================

OIL & GAS DRILLING-2.84%

ENSCO International Inc.                         1,093,700       39,099,775
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)              2,789,598      150,554,604
===========================================================================
                                                                189,654,379
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-4.54%

Halliburton Co.(b)                               4,200,000   $  200,844,000
---------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)      1,767,300      102,468,054
===========================================================================
                                                                303,312,054
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.69%

Citigroup Inc.                                   3,859,597      178,429,169
---------------------------------------------------------------------------
JPMorgan Chase & Co.                             5,723,360      202,149,075
===========================================================================
                                                                380,578,244
===========================================================================

PACKAGED FOODS & MEATS-1.55%

Unilever N.V. (Netherlands)(c)                   1,605,000      103,951,112
===========================================================================

PHARMACEUTICALS-8.23%

Pfizer Inc.                                      6,100,300      168,246,274
---------------------------------------------------------------------------
Sanofi-Aventis (France)(c)                       2,973,760      243,554,381
---------------------------------------------------------------------------
Wyeth(b)                                         3,110,000      138,395,000
===========================================================================
                                                                550,195,655
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.28%

ACE Ltd. (Cayman Islands)(b)                     3,397,000      152,355,450
===========================================================================

SEMICONDUCTOR EQUIPMENT-1.05%

Novellus Systems, Inc.(a)(b)                     2,834,000       70,028,140
===========================================================================

SPECIALIZED CONSUMER SERVICES-2.02%

H&R Block, Inc.(b)                               2,310,400      134,811,840
===========================================================================

SYSTEMS SOFTWARE-3.41%

Computer Associates International, Inc.(b)       8,293,047      227,892,932
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE-5.41%

Fannie Mae(b)                                    3,540,000   $  206,736,000
---------------------------------------------------------------------------
MGIC Investment Corp.(b)                         1,234,100       80,488,002
---------------------------------------------------------------------------
Radian Group Inc.                                1,578,856       74,553,580
===========================================================================
                                                                361,777,582
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $5,222,431,546)                         6,569,484,998
===========================================================================
MONEY MARKET FUNDS-1.86%

Liquid Assets Portfolio-Institutional
  Class(d)                                      62,024,340       62,024,340
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     62,024,340       62,024,340
===========================================================================
    Total Money Market Funds (Cost
      $124,048,680)                                             124,048,680
===========================================================================
TOTAL INVESTMENTS-100.17% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,346,480,226)                                             6,693,533,678
===========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-12.99%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  434,113,793      434,113,793
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(d)(e)                                  434,113,793      434,113,793
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $868,227,586)                                       868,227,586
===========================================================================
TOTAL INVESTMENTS-113.16% (Cost
  $6,214,707,812)                                             7,561,761,264
===========================================================================
OTHER ASSETS LESS LIABILITIES-(13.16%)                         (879,523,251)
===========================================================================
NET ASSETS-100.00%                                           $6,682,238,013
___________________________________________________________________________
===========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $347,505,493, which represented 4.60% of the Fund's Total Investments. See
    Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $5,222,431,546)*                            $6,569,484,998
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $992,276,266)                            992,276,266
============================================================
    Total investments (cost $6,214,707,812)    7,561,761,264
============================================================
Receivables for:
  Investments sold                                 5,119,064
------------------------------------------------------------
  Fund shares sold                                 4,167,661
------------------------------------------------------------
  Dividends                                        7,142,621
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               157,639
------------------------------------------------------------
Other assets                                         170,840
============================================================
    Total assets                               7,578,519,089
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          22,827,324
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 377,262
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       868,227,586
------------------------------------------------------------
Accrued distribution fees                          3,130,382
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,542
------------------------------------------------------------
Accrued transfer agent fees                        1,293,618
------------------------------------------------------------
Accrued operating expenses                           421,362
============================================================
    Total liabilities                            896,281,076
============================================================
Net assets applicable to shares outstanding   $6,682,238,013
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $5,681,467,183
------------------------------------------------------------
Undistributed net investment income (loss)        (2,600,767)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (343,640,879)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies            1,347,012,476
============================================================
                                              $6,682,238,013
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $4,117,049,326
____________________________________________________________
============================================================
Class B                                       $1,778,417,412
____________________________________________________________
============================================================
Class C                                       $  605,850,187
____________________________________________________________
============================================================
Class R                                       $   32,427,267
____________________________________________________________
============================================================
Institutional Class                           $  148,493,821
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          127,268,808
____________________________________________________________
============================================================
Class B                                           58,404,096
____________________________________________________________
============================================================
Class C                                           19,899,738
____________________________________________________________
============================================================
Class R                                            1,007,542
____________________________________________________________
============================================================
Institutional Class                                4,503,671
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        32.35
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $32.35 divided
      by 94.50%)                              $        34.23
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        30.45
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        30.45
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        32.18
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        32.97
____________________________________________________________
============================================================

* At June 30, 2005, securities with an aggregate market value of $851,203,515 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,489,084)      $  46,172,814
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $108,018 after compensation
  to counterparties of $7,986,401)                                1,701,461
===========================================================================
    Total investment income                                      47,874,275
===========================================================================

EXPENSES:

Advisory fees                                                    22,792,328
---------------------------------------------------------------------------
Administrative services fees                                        346,465
---------------------------------------------------------------------------
Custodian fees                                                      317,148
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         7,440,008
---------------------------------------------------------------------------
  Class B                                                         9,262,862
---------------------------------------------------------------------------
  Class C                                                         3,148,497
---------------------------------------------------------------------------
  Class R                                                            77,002
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        8,099,270
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           41,953
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           104,535
---------------------------------------------------------------------------
Other                                                               773,825
===========================================================================
    Total expenses                                               52,403,893
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (2,165,967)
===========================================================================
    Net expenses                                                 50,237,926
===========================================================================
Net investment income (loss)                                     (2,363,651)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes gains from securities sold
    to affiliates of $1,434,142)                                185,373,081
---------------------------------------------------------------------------
  Foreign currencies                                               (438,147)
===========================================================================
                                                                184,934,934
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (213,662,214)
---------------------------------------------------------------------------
  Foreign currencies                                                (40,976)
===========================================================================
                                                               (213,703,190)
===========================================================================
Net gain (loss) from investment securities and foreign
  currencies                                                    (28,768,256)
===========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $ (31,131,907)
___________________________________________________________________________
===========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (2,363,651)   $  (24,613,460)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   184,934,934       115,956,728
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (213,703,190)      603,140,110
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (31,131,907)      694,483,378
==============================================================================================
Share transactions-net:
  Class A                                                       (349,399,207)      229,943,250
----------------------------------------------------------------------------------------------
  Class B                                                       (194,279,746)     (146,534,200)
----------------------------------------------------------------------------------------------
  Class C                                                        (70,903,090)      (49,796,419)
----------------------------------------------------------------------------------------------
  Class R                                                          3,268,495        14,533,591
----------------------------------------------------------------------------------------------
  Institutional Class                                             44,594,350        96,937,383
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (566,719,198)      145,083,605
==============================================================================================
    Net increase (decrease) in net assets                       (597,851,105)      839,566,983
==============================================================================================

NET ASSETS:

  Beginning of period                                          7,280,089,118     6,440,522,135
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(2,600,767) and $(237,116),
    respectively)                                             $6,682,238,013    $7,280,089,118
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $500 million                                              0.725%
----------------------------------------------------------------------
Next $500 million                                               0.70%
----------------------------------------------------------------------
Next $500 million                                               0.675%
----------------------------------------------------------------------
Over $1.5 billion                                               0.65%
______________________________________________________________________
======================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.695%
----------------------------------------------------------------------
Next $250 million                                               0.67%
----------------------------------------------------------------------
Next $500 million                                               0.645%
----------------------------------------------------------------------
Next $1.5 billion                                               0.62%
----------------------------------------------------------------------
Next $2.5 billion                                               0.595%
----------------------------------------------------------------------
Next $2.5 billion                                               0.57%
----------------------------------------------------------------------
Next $2.5 billion                                               0.545%
----------------------------------------------------------------------
Over $10 billion                                                0.52%
______________________________________________________________________
======================================================================


    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $2,001,681.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $69,424.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $346,465.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $8,099,270 for Class A, Class B, Class C and Class R share classes and $41,953 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B, Class C and Class R shares paid $7,440,008, $9,262,862, $3,148,497 and $77,002, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2005, ADI advised the Fund that it retained $270,486 in front-end sales commissions from the sale of Class A shares and $17,617, $222,024, $30,426 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:


                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 49,840,942     $  381,124,059    $  (368,940,661)       $   --        $ 62,024,340     $  792,246      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            49,840,942        381,124,059       (368,940,661)           --          62,024,340        801,197          --
===================================================================================================================================
  Subtotal       $ 99,681,884     $  762,248,118    $  (737,881,322)       $   --        $124,048,680     $1,593,443      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $312,297,068     $  612,893,035    $  (491,076,310)       $   --        $434,113,793     $   53,608      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class           312,297,069        612,893,035       (491,076,311)           --         434,113,793         54,410          --
===================================================================================================================================
  Subtotal       $624,594,137     $1,225,786,070    $  (982,152,621)       $   --        $868,227,586     $  108,018      $   --
===================================================================================================================================
  Total          $724,276,021     $1,988,034,188    $(1,720,033,943)       $   --        $992,276,266     $1,701,461      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $0 and sales of $4,925,700, which resulted in net realized gains of $1,434,142.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $94,862.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $15,335 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2005, securities with an aggregate value of $851,203,515 were on loan to brokers. The loans were secured by cash collateral of $868,227,586 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $108,018 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                               $320,850,425
-----------------------------------------------------------------------------
December 31, 2011                                                197,141,083
=============================================================================
Total capital loss carryforward                                 $517,991,508
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $290,741,212 and $841,529,288, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

 UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
--------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $1,584,694,933
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (245,845,952)
================================================================================
Net unrealized appreciation of investment securities             $1,338,848,981
________________________________________________________________________________
================================================================================
Cost of investments for tax purposes is $6,222,912,283.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                              CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                     JUNE 30, 2005                  DECEMBER 31, 2004
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      11,274,923    $ 360,525,339     45,643,967    $ 1,367,897,119
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,415,002       72,755,441     11,128,015        316,220,520
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         990,540       29,849,144      4,433,952        125,791,675
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         223,273        7,130,598        668,236         19,850,960
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           1,762,701       57,290,547      3,074,246         97,385,847
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,424,242       45,462,751      3,531,163        106,295,761
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,510,508)     (45,462,751)    (3,727,321)      (106,295,761)
============================================================================================================================
Reacquired:
  Class A                                                     (23,629,033)    (755,387,297)   (41,338,578)    (1,244,249,630)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,355,207)    (221,572,436)   (12,577,796)      (356,458,959)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,344,370)    (100,752,234)    (6,194,731)      (175,588,094)
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (121,672)      (3,862,103)      (177,088)        (5,317,369)
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (390,616)     (12,696,197)       (14,498)          (448,464)
============================================================================================================================
                                                              (18,260,725)   $(566,719,198)     4,449,567    $   145,083,605
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 9% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM, and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                 YEAR ENDED DECEMBER 31,
                                           JUNE 30,        ----------------------------------------------------------------------
                                             2005             2004          2003          2002             2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   32.42        $    29.24    $    21.86    $    28.44       $    28.41       $  23.84
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 0.03             (0.03)        (0.06)        (0.04)(a)        (0.02)(a)       0.06
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  (0.10)             3.21          7.44         (6.54)            0.06           4.74
=================================================================================================================================
    Total from investment operations          (0.07)             3.18          7.38         (6.58)            0.04           4.80
=================================================================================================================================
Less distributions:
  Dividends from net investment income           --                --            --         (0.00)           (0.00)         (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains          --                --            --         (0.00)           (0.01)         (0.20)
=================================================================================================================================
    Total distributions                          --                --            --         (0.00)           (0.01)         (0.23)
=================================================================================================================================
Net asset value, end of period            $   32.35        $    32.42    $    29.24    $    21.86       $    28.44       $  28.41
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               (0.22)%           10.88%        33.76%       (23.14)%           0.16%         20.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $4,117,049       $4,480,701    $3,812,300    $2,534,964       $2,066,536       $448,668
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                             1.23%(c)          1.29%         1.34%         1.33%            1.30%          1.32%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                             1.29%(c)          1.31%         1.34%         1.33%            1.30%          1.32%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           0.16%(c)         (0.11)%       (0.28)%       (0.17)%          (0.05)%         0.49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                        4%               15%           20%           30%              20%            56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,286,665,717.
(d)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                 YEAR ENDED DECEMBER 31,
                                           JUNE 30,        ----------------------------------------------------------------------
                                             2005             2004          2003          2002             2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   30.62        $    27.80    $    20.91    $    27.38       $    27.54       $  23.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.08)            (0.23)        (0.21)        (0.20)(a)        (0.19)(a)      (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  (0.09)             3.05          7.10         (6.27)            0.04           4.53
=================================================================================================================================
    Total from investment operations          (0.17)             2.82          6.89         (6.47)           (0.15)          4.51
=================================================================================================================================
Less distributions from net realized
  gains                                          --                --            --         (0.00)           (0.01)         (0.20)
=================================================================================================================================
Net asset value, end of period            $   30.45        $    30.62    $    27.80    $    20.91       $    27.38       $  27.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               (0.56)%           10.14%        32.95%       (23.63)%          (0.53)%        19.47%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $1,778,417       $1,985,690    $1,946,590    $1,498,499       $1,538,292       $241,157
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                             1.88%(c)          1.94%         1.99%         1.98%            1.95%          1.97%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                             1.94%(c)          1.96%         1.99%         1.98%            1.95%          1.97%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (0.49)%(c)        (0.76)%       (0.93)%       (0.82)%          (0.70)%        (0.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                        4%               15%           20%           30%              20%            56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,867,925,288.
(d)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                             YEAR ENDED DECEMBER 31,
                                                   JUNE 30,        --------------------------------------------------------------
                                                     2005            2004        2003        2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  30.61        $  27.79    $  20.91    $  27.38       $  27.54       $  23.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.08)          (0.23)      (0.21)      (0.20)(a)      (0.19)(a)      (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          (0.08)           3.05        7.09       (6.27)          0.04           4.53
=================================================================================================================================
    Total from investment operations                  (0.16)           2.82        6.88       (6.47)         (0.15)          4.51
=================================================================================================================================
Less distributions from net realized gains               --              --          --       (0.00)         (0.01)         (0.20)
=================================================================================================================================
Net asset value, end of period                     $  30.45        $  30.61    $  27.79    $  20.91       $  27.38       $  27.54
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       (0.52)%         10.15%      32.90%     (23.63)%        (0.53)%        19.47%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $605,850        $681,234    $667,412    $518,575       $566,627       $193,863
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements       1.88%(c)        1.94%       1.99%       1.98%          1.95%          1.97%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                     1.94%(c)        1.96%       1.99%       1.98%          1.95%          1.97%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (0.49)%(c)      (0.76)%     (0.93)%     (0.82)%        (0.70)%        (0.16)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                                4%             15%         20%         30%            20%            56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $634,917,907.
(d)  Not annualized for periods less than one year.

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                     JUNE 3, 2002
                                                              SIX MONTHS           YEAR ENDED         (DATE SALES
                                                                ENDED             DECEMBER 31,       COMMENCED) TO
                                                               JUNE 30,        ------------------    DECEMBER 31,
                                                                 2005           2004       2003          2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 32.28         $ 29.16    $ 21.84       $27.54
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.00           (0.06)     (0.06)       (0.05)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.10)           3.18       7.38        (5.65)
==================================================================================================================
    Total from investment operations                             (0.10)           3.12       7.32        (5.70)
==================================================================================================================
Net asset value, end of period                                 $ 32.18         $ 32.28    $ 29.16       $21.84
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (0.31)%         10.70%     33.52%      (20.70)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $32,427         $29,245    $12,097       $1,421
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.38%(c)        1.44%      1.49%        1.54%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.44%(c)        1.46%      1.49%        1.54%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets       0.01%(c)       (0.26)%    (0.43)%      (0.37)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                                           4%             15%        20%          30%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $31,056,209.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               INSTITUTIONAL CLASS
                                                              -----------------------------------------------------
                                                                                                     MARCH 15, 2002
                                                              SIX MONTHS           YEAR ENDED         (DATE SALES
                                                                ENDED             DECEMBER 31,       COMMENCED) TO
                                                               JUNE 30,        ------------------     DECEMBER 31,
                                                                 2005            2004       2003          2002
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  32.96        $  29.56    $21.95        $29.63
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.10            0.02      0.08          0.06(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.09)           3.38      7.53         (7.74)
===================================================================================================================
    Total from investment operations                               0.01            3.40      7.61         (7.68)
===================================================================================================================
Net asset value, end of period                                 $  32.97        $  32.96    $29.56        $21.95
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                    0.03%          11.50%    34.67%       (25.92)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $148,494        $103,219    $2,123        $1,471
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.71%(c)        0.71%     0.71%         0.81%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.77%(c)        0.73%     0.71%         0.81%(d)
===================================================================================================================
Ratio of net investment income to average net assets               0.68%(c)        0.47%     0.35%         0.35%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)                                            4%             15%       20%           30%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $135,193,259.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)

                                                     MARKET
                                       SHARES         VALUE
--------------------------------------------------------------
MUTUAL FUNDS-90.04%(A)

AIM Charter Fund-Institutional
  Class-4.97%                            227,174   $ 2,955,531
--------------------------------------------------------------
AIM International Core Equity
  Fund-Institutional Class-2.49%         131,396     1,480,827
--------------------------------------------------------------
AIM Large Cap Basic Value
  Fund-Institutional Class-4.99%(b)      219,116     2,966,836
--------------------------------------------------------------
AIM Large Cap Growth
  Fund-Institutional Class-5.01%(b)      300,893     2,975,834
--------------------------------------------------------------
AIM Limited Maturity Treasury
  Fund-Institutional Class-15.01%        878,873     8,920,562
--------------------------------------------------------------
AIM Multi-Sector Fund-Institutional
  Class-2.50%                             64,835     1,484,080
--------------------------------------------------------------
AIM Short Term Bond
  Fund-Institutional Class-25.01%      1,490,760    14,862,877
--------------------------------------------------------------
AIM Total Return Bond
  Fund-Institutional Class-25.02%      1,405,077    14,865,716
--------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
--------------------------------------------------------------
AIM Trimark Endeavor
  Fund-Institutional Class-5.04%(b)      235,647   $ 2,992,728
==============================================================
    Total Mutual Funds (Cost
      $52,737,066)                                  53,504,991
==============================================================

                                         PAR
                                        (000)
REPURCHASE AGREEMENTS-9.98%

State Street Bank & Trust 2.68%,
  07/01/05 (Cost $5,931,464)(c)      $     5,931     5,931,464
==============================================================
TOTAL INVESTMENTS-100.02% (Cost
  $58,668,530)                                      59,436,455
==============================================================
OTHER ASSETS LESS
  LIABILITIES-(0.02%)                                  (12,110)
==============================================================
NET ASSETS-100.00%                                 $59,424,345
______________________________________________________________
==============================================================

Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor. See Note 3.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.
(c) Repurchase agreement entered into 06/30/05 with a maturing value of $5,931,906. Collateralized by $6,145,000 U.S. Government obligations, 3.13% due 12/15/07 with a market value at 06/30/05 of $6,050,263.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments in affiliated underlying funds,
  at market value (cost $52,737,066)            $53,504,991
-----------------------------------------------------------
Repurchase agreements (cost $5,931,464)           5,931,464
===========================================================
    Total investments (cost $58,668,530)         59,436,455
===========================================================
Receivables for:
  Investments sold                                    3,830
-----------------------------------------------------------
  Fund shares sold                                   59,487
-----------------------------------------------------------
  Interest                                              442
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                2,641
-----------------------------------------------------------
Other assets                                         43,465
===========================================================
    Total assets                                 59,546,320
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                              25,453
-----------------------------------------------------------
  Fund shares reacquired                             64,184
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             2,801
-----------------------------------------------------------
Accrued distribution fees                            17,036
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              111
-----------------------------------------------------------
Accrued transfer agent fees                           6,949
-----------------------------------------------------------
Accrued operating expenses                            5,441
===========================================================
    Total liabilities                               121,975
===========================================================
Net assets applicable to shares outstanding     $59,424,345
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $57,928,898
-----------------------------------------------------------
Undistributed net investment income                 363,485
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                             364,037
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                        767,925
===========================================================
                                                $59,424,345
===========================================================

NET ASSETS:

Class A                                         $28,327,785
___________________________________________________________
===========================================================
Class B                                         $16,708,414
___________________________________________________________
===========================================================
Class C                                         $11,424,252
___________________________________________________________
===========================================================
Class R                                         $ 2,858,311
___________________________________________________________
===========================================================
Institutional Class                             $   105,583
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           2,718,414
___________________________________________________________
===========================================================
Class B                                           1,613,670
___________________________________________________________
===========================================================
Class C                                           1,103,798
___________________________________________________________
===========================================================
Class R                                             274,977
___________________________________________________________
===========================================================
Institutional Class                                  10,108
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.42
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.42 divided by
      94.50%)                                   $     11.03
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.35
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.35
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     10.39
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     10.45
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $ 515,301
-----------------------------------------------------------------------
Interest                                                         64,102
=======================================================================
    Total investment income                                     579,403
=======================================================================

EXPENSES:

Administrative services fees                                     24,795
-----------------------------------------------------------------------
Custodian fees                                                    4,197
-----------------------------------------------------------------------
Distribution fees:
  Class A                                                        42,098
-----------------------------------------------------------------------
  Class B                                                        67,426
-----------------------------------------------------------------------
  Class C                                                        47,623
-----------------------------------------------------------------------
  Class R                                                         7,094
-----------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                         38,814
-----------------------------------------------------------------------
Trustees' and officer's fees and benefits                         7,028
-----------------------------------------------------------------------
Registration and filing fees                                     61,415
-----------------------------------------------------------------------
Professional services fees                                       25,291
-----------------------------------------------------------------------
Other                                                            20,381
=======================================================================
    Total expenses                                              346,162
=======================================================================
Less: Expenses reimbursed and expense offset arrangement       (131,763)
=======================================================================
    Net expenses                                                214,399
=======================================================================
Net investment income                                           365,004
=======================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from affiliated underlying funds              310,418
=======================================================================
Change in net unrealized appreciation (depreciation) of
  affiliated underlying funds                                  (107,971)
=======================================================================
Net gain from affiliated underlying funds                       202,447
=======================================================================
Net increase in net assets resulting from operations          $ 567,451
_______________________________________________________________________
=======================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                               JUNE 30,      DECEMBER 31,
                                                                 2005            2004
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income from affiliated underlying funds      $   365,004    $   199,269
-----------------------------------------------------------------------------------------
  Net realized gain from underlying funds and capital gain
    distributions of affiliated underlying funds                  310,418        198,462
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    affiliated underlying funds                                  (107,971)       875,896
=========================================================================================
    Net increase in net assets resulting from operations          567,451      1,273,627
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                              --       (183,596)
-----------------------------------------------------------------------------------------
  Class B                                                              --        (76,559)
-----------------------------------------------------------------------------------------
  Class C                                                              --        (85,197)
-----------------------------------------------------------------------------------------
  Class R                                                              --        (14,664)
-----------------------------------------------------------------------------------------
  Institutional Class                                                  --         (1,076)
=========================================================================================
    Total distributions from net investment income                     --       (361,092)
=========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                              --         (5,147)
-----------------------------------------------------------------------------------------
  Class B                                                              --         (2,734)
-----------------------------------------------------------------------------------------
  Class C                                                              --         (3,043)
-----------------------------------------------------------------------------------------
  Class R                                                              --           (432)
-----------------------------------------------------------------------------------------
  Institutional Class                                                  --            (27)
=========================================================================================
    Total distributions from net realized gains                        --        (11,383)
=========================================================================================
    Decrease in net assets resulting from distributions                --       (372,475)
=========================================================================================
Share transactions-net:
  Class A                                                       7,903,787     19,747,738
-----------------------------------------------------------------------------------------
  Class B                                                       6,126,979     10,218,111
-----------------------------------------------------------------------------------------
  Class C                                                        (409,248)    11,486,975
-----------------------------------------------------------------------------------------
  Class R                                                       1,235,930      1,544,357
-----------------------------------------------------------------------------------------
  Institutional Class                                                  --        101,113
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              14,857,448     43,098,294
=========================================================================================
    Net increase in net assets                                 15,424,899     43,999,446
=========================================================================================

NET ASSETS:

  Beginning of period                                          43,999,446             --
=========================================================================================
  End of period (including undistributed net investment
    income (loss) of $363,485 and $(1,519), respectively)     $59,424,345    $43,999,446
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Conservative Allocation Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market. The Fund is a "fund of funds," in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the underlying funds' net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the underlying funds' Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the underlying funds' officers following procedures approved by the underlying funds' Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date. Interest income is recorded on the accrual basis from settlement date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.20% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the limit stated above:
(i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    For the six months ended June 30, 2005, AIM reimbursed expenses of $130,023.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $1,070.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $38,814 for Class A, Class B, Class C and Class R share classes and $0 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B, Class C and Class R shares paid $42,098, $67,426, $47,623 and $7,094, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2005, ADI advised the Fund that it retained $48,437 in front-end sales commissions from the sale of Class A shares and $2, $10,776, $1,707 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund and the mutual funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated mutual funds for the six months ended June 30, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
AIM Charter
  Fund-
  Institutional
  Class           $ 2,288,956      $ 1,284,689       $   (598,934)       $ (50,327)       $ 2,955,531     $     --      $ 31,147
----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Core Equity
  Fund-
  Institutional
  Class             1,211,075          642,345           (344,722)         (69,140)         1,480,827           --        41,269
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund-
  Institutional
  Class             2,333,821        1,284,688           (665,305)         (42,782)         2,966,836           --        56,414
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth Fund-
  Institutional
  Class             2,321,950        1,284,688           (631,274)         (41,067)         2,975,834           --        41,537
----------------------------------------------------------------------------------------------------------------------------------
AIM Limited
  Maturity
  Fund-
  Institutional
  Class             6,415,786        4,141,282         (1,606,590)         (16,719)         8,920,562       93,060       (13,197)
----------------------------------------------------------------------------------------------------------------------------------
AIM
  Multi-Sector
  Fund-
  Institutional
  Class             1,191,575          642,344           (427,944)          24,056          1,484,080           --        54,049
----------------------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond Fund-
  Institutional
  Class            10,744,498        6,825,857         (2,693,459)          (4,283)        14,862,877      203,628        (9,736)
----------------------------------------------------------------------------------------------------------------------------------
AIM Total
  Return Bond
  Fund-
  Institutional
  Class            10,845,845        6,642,058         (2,779,640)         133,642         14,865,716      218,613        23,811
----------------------------------------------------------------------------------------------------------------------------------
AIM Trimark
  Endeavor
  Fund-
  Institutional
  Class             2,379,953        1,284,688           (715,686)         (41,351)         2,992,728           --        85,124
==================================================================================================================================
  Total           $39,733,459      $24,032,639       $(10,463,554)       $(107,971)       $53,504,991     $515,301      $310,418
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2005, the Fund received credits from this arrangement, which resulted in a reduction of the Fund's total expenses of $670.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,040 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the six months ended June 30, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2005 was $24,032,639 and $10,463,554, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $859,528
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (92,264)
==============================================================================
Net unrealized appreciation of investment securities                $767,264
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $58,669,191.

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                                               APRIL 30, 2004
                                                                                              (DATE OPERATIONS
                                                                  SIX MONTHS ENDED             COMMENCED) TO
                                                                   JUNE 30, 2005             DECEMBER 31, 2004
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,525,519    $15,720,789    2,129,826    $21,567,020
------------------------------------------------------------------------------------------------------------------
  Class B                                                       813,224      8,331,611    1,120,422     11,295,205
------------------------------------------------------------------------------------------------------------------
  Class C                                                       523,380      5,362,420    1,195,865     12,024,756
------------------------------------------------------------------------------------------------------------------
  Class R                                                       292,612      2,998,971      166,330      1,674,671
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                --             --       10,001        100,010
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                            --             --       17,350        178,529
------------------------------------------------------------------------------------------------------------------
  Class B                                                            --             --        6,647         68,130
------------------------------------------------------------------------------------------------------------------
  Class C                                                            --             --        8,491         87,033
------------------------------------------------------------------------------------------------------------------
  Class R                                                            --             --        1,468         15,096
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                --             --          107          1,103
==================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        25,952        268,546       32,087        329,905
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (26,099)      (268,546)     (32,212)      (329,905)
==================================================================================================================
Reacquired:
  Class A                                                      (783,742)    (8,085,548)    (228,578)    (2,327,716)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (188,376)    (1,936,086)     (79,936)      (815,319)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (562,728)    (5,771,668)     (61,210)      (624,814)
------------------------------------------------------------------------------------------------------------------
  Class R                                                      (171,327)    (1,763,041)     (14,106)      (145,410)
==================================================================================================================
                                                              1,448,415    $14,857,448    4,272,552    $43,098,294
__________________________________________________________________________________________________________________
==================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                           CLASS A
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.32             $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.08                0.06
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.02                0.36
===============================================================================================
    Total from investment operations                              0.10                0.42
===============================================================================================
Less distributions:
  Dividends from net investment income                              --               (0.10)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.00)
===============================================================================================
    Total distributions                                             --               (0.10)
===============================================================================================
Net asset value, end of period                                 $ 10.42             $ 10.32
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   0.97%               4.19%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $28,328             $20,124
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                     0.55%(b)            0.55%(c)
-----------------------------------------------------------------------------------------------
  Without expense reimbursements                                  1.08%(b)            1.41%(c)
===============================================================================================
Estimated underlying fund expenses(d)                             0.63%               0.63%
_______________________________________________________________________________________________
===============================================================================================
Ratio of net investment income to average net assets              1.77%(b)            1.74%(c)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          23%                  9%
_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $24,255,323.
(c)  Annualized.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)  Not annualized for periods of less than one year.

                                                                           CLASS B
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.28             $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.05                0.04
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.02                0.32
===============================================================================================
    Total from investment operations                              0.07                0.36
===============================================================================================
Less distributions:
  Dividends from net investment income                              --               (0.08)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.00)
===============================================================================================
    Total distributions                                             --               (0.08)
===============================================================================================
Net asset value, end of period                                 $ 10.35             $ 10.28
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   0.68%               3.59%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $16,708             $10,436
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                     1.20%(b)            1.20%(c)
-----------------------------------------------------------------------------------------------
  Without expense reimbursements                                  1.73%(b)            2.06%(c)
===============================================================================================
Estimated underlying fund expenses(d)                             0.63%               0.63%
_______________________________________________________________________________________________
===============================================================================================
Ratio of net investment income to average net assets              1.12%(b)            1.09%(c)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          23%                  9%
_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $13,596,980.
(c)  Annualized.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)  Not annualized for periods of less than one year.

                                                                           CLASS C
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.28             $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.05                0.04
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.02                0.32
===============================================================================================
    Total from investment operations                              0.07                0.36
===============================================================================================
Less distributions:
  Dividends from net investment income                              --               (0.08)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.00)
===============================================================================================
    Total distributions                                             --               (0.08)
===============================================================================================
Net asset value, end of period                                 $ 10.35             $ 10.28
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   0.68%               3.59%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $11,424             $11,751
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                     1.20%(b)            1.20%(c)
-----------------------------------------------------------------------------------------------
  Without expense reimbursements                                  1.73%(b)            2.06%(c)
===============================================================================================
Estimated underlying fund expenses(d)                             0.63%               0.63%
_______________________________________________________________________________________________
===============================================================================================
Ratio of net investment income to average net assets              1.12%(b)            1.09%(c)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          23%                  9%
_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $9,603,566.
(c)  Annualized.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)  Not annualized for periods of less than one year.

                                                                           CLASS R
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.31              $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.08                0.06
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.00)               0.34
===============================================================================================
    Total from investment operations                              0.08                0.40
===============================================================================================
Less distributions:
  Dividends from net investment income                              --               (0.09)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.00)
===============================================================================================
    Total distributions                                             --               (0.09)
===============================================================================================
Net asset value, end of period                                  $10.39              $10.31
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   0.78%               4.05%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,858              $1,584
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                     0.70%(b)            0.70%(c)
-----------------------------------------------------------------------------------------------
  Without expense reimbursements                                  1.23%(b)            1.56%(c)
===============================================================================================
Estimated underlying fund expenses(d)                             0.63%               0.63%
_______________________________________________________________________________________________
===============================================================================================
Ratio of net investment income to average net assets              1.62%(b)            1.59%(c)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          23%                  9%
_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $2,860,850.
(c)  Annualized.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)  Not annualized for periods of less than one year.

                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.32              $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.11                0.14
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.02                0.29
===============================================================================================
    Total from investment operations                              0.13                0.43
===============================================================================================
Less distributions:
  Dividends from net investment income                              --               (0.11)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.00)
===============================================================================================
    Total distributions                                             --               (0.11)
===============================================================================================
Net asset value, end of period                                  $10.45              $10.32
_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                   1.26%               4.31%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  106              $  104
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                     0.20%(b)            0.20%(c)
-----------------------------------------------------------------------------------------------
  Without expense reimbursements                                  0.57%(b)            0.96%(c)
===============================================================================================
Estimated underlying fund expenses(d)                             0.63%               0.63%
_______________________________________________________________________________________________
===============================================================================================
Ratio of net investment income to average net assets              2.12%(b)            2.09%(c)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                          23%                  9%
_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purpose and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $104,319.
(c)  Annualized.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)  Not annualized for periods of less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code ss. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-52.29%

APPAREL RETAIL-1.58%

Abercrombie & Fitch Co.-Class A                    28,200   $  1,937,340
------------------------------------------------------------------------
Genesco Inc.(a)                                    53,700      1,991,733
------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                     58,500      2,014,155
========================================================================
                                                               5,943,228
========================================================================

APPLICATION SOFTWARE-0.64%

Synopsys, Inc.(a)                                 144,600      2,410,482
========================================================================

AUTO PARTS & EQUIPMENT-0.41%

Tenneco Automotive Inc.(a)                         92,200      1,534,208
========================================================================

AUTOMOTIVE RETAIL-0.34%

CSK Auto Corp.(a)                                  75,400      1,257,672
========================================================================

COMPUTER HARDWARE-3.37%

Apple Computer, Inc.(a)                            98,600      3,629,466
------------------------------------------------------------------------
Dell Inc.(a)(b)                                   228,200      9,016,182
========================================================================
                                                              12,645,648
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.57%

EMC Corp.(a)                                       80,500      1,103,655
------------------------------------------------------------------------
Western Digital Corp.(a)                           78,400      1,052,128
========================================================================
                                                               2,155,783
========================================================================

DEPARTMENT STORES-0.38%

J.C. Penney Co., Inc.                              27,200      1,430,176
========================================================================

DIVERSIFIED BANKS-1.29%

Wachovia Corp.                                     97,300      4,826,080
========================================================================

ELECTRIC UTILITIES-1.11%

Edison International                               54,800      2,222,140
------------------------------------------------------------------------
PG&E Corp.                                         52,100      1,955,834
========================================================================
                                                               4,177,974
========================================================================

FOOTWEAR-0.39%

K-Swiss Inc.-Class A                               44,800      1,448,832
========================================================================

GAS UTILITIES-1.34%

Northwest Natural Gas Co.                          70,900      2,711,216
------------------------------------------------------------------------
Questar Corp.                                      35,200      2,319,680
========================================================================
                                                               5,030,896
========================================================================

HEALTH CARE EQUIPMENT-0.94%

Hospira, Inc.(a)                                   90,900      3,545,100
========================================================================

HEALTH CARE FACILITIES-0.31%

HCA Inc.                                           20,500      1,161,735
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


HOMEBUILDING-0.29%

Hovnanian Enterprises, Inc.-Class A(a)             16,500   $  1,075,800
========================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.24%

TXU Corp.                                          11,000        913,990
========================================================================

INDUSTRIAL CONGLOMERATES-2.33%

3M Co.(b)                                         120,700      8,726,610
========================================================================

INTEGRATED OIL & GAS-1.84%

Exxon Mobil Corp.                                  60,200      3,459,694
------------------------------------------------------------------------
Occidental Petroleum Corp.                         44,800      3,446,464
========================================================================
                                                               6,906,158
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.28%

CenturyTel, Inc.                                   30,500      1,056,215
========================================================================

INTERNET RETAIL-0.62%

Netflix Inc.(a)(b)                                142,900      2,344,989
========================================================================

INVESTMENT BANKING & BROKERAGE-0.42%

Goldman Sachs Group, Inc. (The)                    15,500      1,581,310
========================================================================

LEISURE PRODUCTS-0.36%

JAKKS Pacific, Inc.(a)                             69,800      1,340,858
========================================================================

LIFE & HEALTH INSURANCE-2.55%

Prudential Financial, Inc.                        145,500      9,553,530
========================================================================

MANAGED HEALTH CARE-3.88%

Aetna Inc.                                         11,300        935,866
------------------------------------------------------------------------
CIGNA Corp.                                        40,700      4,356,121
------------------------------------------------------------------------
UnitedHealth Group Inc.                           177,600      9,260,064
========================================================================
                                                              14,552,051
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-4.03%

Apache Corp.                                       40,100      2,590,460
------------------------------------------------------------------------
Burlington Resources Inc.                          17,800        983,272
------------------------------------------------------------------------
Houston Exploration Co. (The)(a)                  102,500      5,437,625
------------------------------------------------------------------------
Remington Oil & Gas Corp.(a)                      170,600      6,090,420
========================================================================
                                                              15,101,777
========================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.36%

Overseas Shipholding Group, Inc.                   22,800      1,360,020
========================================================================

PAPER PRODUCTS-1.22%

Georgia-Pacific Corp.                             143,500      4,563,300
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PHARMACEUTICALS-3.34%

Johnson & Johnson(b)                              138,500   $  9,002,500
------------------------------------------------------------------------
Wyeth                                              79,600      3,542,200
========================================================================
                                                              12,544,700
========================================================================

RAILROADS-2.00%

Burlington Northern Santa Fe Corp.                159,600      7,513,968
========================================================================

RESTAURANTS-0.27%

Texas Roadhouse, Inc.-Class A(a)                   28,800      1,000,800
========================================================================

SEMICONDUCTORS-4.60%

Intel Corp.(b)                                    343,100      8,941,186
------------------------------------------------------------------------
Linear Technology Corp.(b)                        204,400      7,499,436
------------------------------------------------------------------------
Maxim Integrated Products, Inc.                    20,900        798,589
========================================================================
                                                              17,239,211
========================================================================

SPECIALIZED FINANCE-3.22%

CIT Group Inc.                                     61,900      2,659,843
------------------------------------------------------------------------
Moody's Corp.(b)                                  209,900      9,437,104
========================================================================
                                                              12,096,947
========================================================================

SPECIALTY STORES-0.35%

Movie Gallery, Inc.                                49,200      1,300,356
========================================================================

SYSTEMS SOFTWARE-1.08%

Adobe Systems Inc.(b)                             141,600      4,052,592
========================================================================

THRIFTS & MORTGAGE FINANCE-1.20%

Countrywide Financial Corp.                        32,100      1,239,381
------------------------------------------------------------------------
Fremont General Corp.                              93,200      2,267,556
------------------------------------------------------------------------
Harbor Florida Bancshares, Inc.                    26,500        992,160
========================================================================
                                                               4,499,097
========================================================================

TOBACCO-3.48%

Reynolds American Inc.                            109,200      8,604,960
------------------------------------------------------------------------
UST Inc.                                           97,300      4,442,718
========================================================================
                                                              13,047,678
========================================================================

TRUCKING-1.66%

CNF Inc.                                           53,200      2,388,680
------------------------------------------------------------------------
Laidlaw International Inc.(a)                     159,500      3,843,950
========================================================================
                                                               6,232,630
========================================================================
    Total Domestic Common Stocks (Cost
      $179,189,486)                                          196,172,401
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-42.81%

AUSTRALIA-0.66%

Australia & New Zealand Banking Group Ltd.
  (Diversified Banks)(c)                           60,200        994,599
------------------------------------------------------------------------
Suncorp-Metway Ltd. (Other Diversified
  Financial Services)(c)                           96,686      1,477,334
========================================================================
                                                               2,471,933
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


BRAZIL-0.28%

Banco Itau Holding Financeira S.A.-ADR
  (Diversified Banks)(b)                           11,400   $  1,054,500
========================================================================

CANADA-0.20%

Inmet Mining Corp. (Diversified Metals &
  Mining)(a)                                       57,900        749,002
========================================================================

CAYMAN ISLANDS-1.94%

ACE Ltd. (Property & Casualty Insurance)           53,000      2,377,050
------------------------------------------------------------------------
Seagate Technology (Computer Storage &
  Peripherals)(a)                                 279,500      4,905,225
========================================================================
                                                               7,282,275
========================================================================

DENMARK-1.72%

Danske Bank A.S. (Diversified Banks)(c)           104,900      3,150,921
------------------------------------------------------------------------
William Demant Holdings A.S. (Health Care
  Equipment)(b)(c)                                 66,547      3,307,703
========================================================================
                                                               6,458,624
========================================================================

FINLAND-0.49%

Nokia Oyj (Communications Equipment)(c)           110,600      1,840,354
========================================================================

FRANCE-5.00%

Assurances Generales de France (Multi-Line
  Insurance)(b)(c)                                 36,368      2,971,717
------------------------------------------------------------------------
AXA (Multi-Line Insurance)(c)                      89,751      2,234,643
------------------------------------------------------------------------
PagesJaunes S.A. (Publishing)(c)                  313,714      7,328,036
------------------------------------------------------------------------
Societe Generale (Diversified Banks)(c)            61,290      6,215,259
========================================================================
                                                              18,749,655
========================================================================

GERMANY-2.56%

Adidas-Salomon A.G. (Apparel, Accessories &
  Luxury Goods)(c)                                 18,595      3,101,887
------------------------------------------------------------------------
BASF A.G. (Diversified Chemicals)(c)               46,696      3,090,822
------------------------------------------------------------------------
ThyssenKrupp A.G. (Steel)(c)                      196,698      3,400,724
========================================================================
                                                               9,593,433
========================================================================

GREECE-2.80%

OPAP S.A. (Casinos & Gaming)(c)                   364,102     10,519,600
========================================================================

ITALY-0.45%

Milano Assicurazioni S.p.A (Multi-Line
  Insurance)(c)                                   270,700      1,683,712
========================================================================

JAPAN-8.88%

Chubu Electric Power Co., Inc. (Electric
  Utilities)(b)(c)                                294,100      7,047,805
------------------------------------------------------------------------
Chugoku Electric Power Co., Inc. (The)
  (Electric Utilities)(c)                          46,400        904,652
------------------------------------------------------------------------
Fuji Fire and Marine Insurance Co., Ltd.
  (The) (Property & Casualty Insurance)(c)        351,000      1,106,943
------------------------------------------------------------------------
Hokuriku Electric Power Co. (Electric
  Utilities)(b)(c)                                181,700      3,462,866
------------------------------------------------------------------------
Kyushu Electric Power Co., Inc. (Electric
  Utilities)(c)                                   406,000      8,815,593
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
JAPAN-(CONTINUED)

Matsui Securities Co., Ltd. (Investment
  Banking & Brokerage)(b)(c)                      121,800   $  1,299,036
------------------------------------------------------------------------
Mizuho Financial Group, Inc. (Diversified
  Banks)(c)                                           192        863,061
------------------------------------------------------------------------
Nikko Cordial Corp. (Investment Banking &
  Brokerage)(c)                                   209,000        913,182
------------------------------------------------------------------------
Nissin Co., Ltd. (Consumer Finance)(b)(c)         471,679        881,048
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(c)                                      2,496      3,677,480
------------------------------------------------------------------------
Tokai Tokyo Securities Co., Ltd. (Investment
  Banking & Brokerage)(b)(c)                      340,000      1,016,553
------------------------------------------------------------------------
Yamato Kogyo Co., Ltd. (Steel)(b)(c)              279,000      3,309,878
========================================================================
                                                              33,298,097
========================================================================

NETHERLANDS-2.87%

DSM N.V. (Specialty Chemicals)(c)                  12,743        871,172
------------------------------------------------------------------------
ING Groep N.V.-Dutch Ctfs. (Other Diversified
  Financial Services)(c)                          310,788      8,735,747
------------------------------------------------------------------------
Koninklijke (Royal) KPN N.V. (Integrated
  Telecommunication Services)(c)                  140,062      1,171,446
========================================================================
                                                              10,778,365
========================================================================

NORWAY-2.10%

Norsk Hydro A.S.A. (Oil & Gas Exploration &
  Production)(b)(c)                                39,342      3,576,384
------------------------------------------------------------------------
Orkla A.S.A. (Packaged Foods & Meats)(c)           22,550        829,894
------------------------------------------------------------------------
Storebrand A.S.A. (Multi-Line Insurance)(c)       372,600      3,476,362
========================================================================
                                                               7,882,640
========================================================================

SOUTH KOREA-0.42%

POSCO (Steel)(c)                                    8,990      1,565,650
========================================================================

SPAIN-0.64%

Telefonica Publicidad e Informacion, S.A.
  (Publishing)(c)                                 274,224      2,389,977
========================================================================

SWEDEN-0.90%

ForeningsSparbanken A.B. (Diversified
  Banks)(c)                                       103,100      2,260,789
------------------------------------------------------------------------
Hennes & Mauritz A.B.-Class B (Apparel
  Retail)(c)                                       31,700      1,112,186
========================================================================
                                                               3,372,975
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


TAIWAN-1.61%

China Steel Corp. (Steel)(c)                    5,998,310   $  6,048,217
========================================================================

UNITED KINGDOM-9.29%

Aviva PLC (Multi-Line Insurance)(c)               187,527      2,082,269
------------------------------------------------------------------------
GlaxoSmithKline PLC (Pharmaceuticals)(c)          191,370      4,624,175
------------------------------------------------------------------------
Legal & General Group PLC (Life & Health
  Insurance)(c)                                 2,607,517      5,352,700
------------------------------------------------------------------------
Lloyds TSB Group PLC (Diversified Banks)(c)       870,938      7,355,093
------------------------------------------------------------------------
Old Mutual PLC (Life & Health Insurance)(c)     2,105,995      4,590,214
------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products)(c)      58,580      1,720,790
------------------------------------------------------------------------
Tesco PLC (Food Retail)(c)                      1,600,339      9,117,184
========================================================================
                                                              34,842,425
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $154,844,983)                          160,581,434
========================================================================

MONEY MARKET FUNDS-4.09%

Liquid Assets Portfolio-Institutional
  Class(d)                                      7,667,722      7,667,722
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     7,667,722      7,667,722
========================================================================
    Total Money Market Funds (Cost
      $15,335,444)                                            15,335,444
========================================================================
TOTAL INVESTMENTS-99.19% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $349,369,913)                372,089,279
________________________________________________________________________
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-11.96%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  22,440,326     22,440,326
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(d)(e)                                  22,440,327     22,440,327
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $44,880,653)                                      44,880,653
========================================================================
TOTAL INVESTMENTS-111.15% (Cost $394,250,566)                416,969,932
========================================================================
OTHER ASSETS LESS LIABILITIES-(11.15%)                       (41,829,586)
========================================================================
NET ASSETS-100.00%                                          $375,140,346
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs   - Certificates

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $151,495,657, which represented 36.33% of the Fund's Total Investments. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $334,034,469)*                               $356,753,835
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $60,216,097)                             60,216,097
===========================================================
    Total investments (cost $394,250,566)       416,969,932
-----------------------------------------------------------
Foreign currencies, at market value (cost
  $2,573,679)                                     2,543,344
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                1,125,371
-----------------------------------------------------------
  Dividends                                         426,024
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               13,656
-----------------------------------------------------------
Other assets                                         54,533
===========================================================
    Total assets                                421,132,860
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            783,404
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 20,576
-----------------------------------------------------------
  Collateral upon return of securities loaned    44,880,653
-----------------------------------------------------------
Accrued distribution fees                           193,987
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              137
-----------------------------------------------------------
Accrued transfer agent fees                          42,590
-----------------------------------------------------------
Accrued operating expenses                           71,167
===========================================================
    Total liabilities                            45,992,514
===========================================================
Net assets applicable to shares outstanding    $375,140,346
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $313,987,518
-----------------------------------------------------------
Undistributed net investment income               2,233,179
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and futures contracts                          36,240,212
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              22,679,437
===========================================================
                                               $375,140,346
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $227,171,376
___________________________________________________________
===========================================================
Class B                                        $ 87,536,730
___________________________________________________________
===========================================================
Class C                                        $ 30,097,616
___________________________________________________________
===========================================================
Institutional Class                            $ 30,334,624
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          14,341,652
___________________________________________________________
===========================================================
Class B                                           5,746,823
___________________________________________________________
===========================================================
Class C                                           1,978,521
___________________________________________________________
===========================================================
Institutional Class                               1,900,216
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      15.84
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.84 divided by
      95.25%)                                  $      16.63
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.23
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.21
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      15.96
___________________________________________________________
===========================================================

* At June 30, 2005, securities with an aggregate market value of $43,051,392 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $383,736)        $  4,802,218
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $29,688, after compensation
  to counterparties of $444,198)                                   259,367
--------------------------------------------------------------------------
Interest                                                             2,966
==========================================================================
    Total investment income                                      5,064,551
==========================================================================

EXPENSES:

Advisory fees                                                    1,609,086
--------------------------------------------------------------------------
Administrative services fees                                        52,835
--------------------------------------------------------------------------
Custodian fees                                                      73,467
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          355,379
--------------------------------------------------------------------------
  Class B                                                          399,936
--------------------------------------------------------------------------
  Class C                                                          126,692
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B and C                            337,616
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           2,843
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           10,674
--------------------------------------------------------------------------
Other                                                              152,278
==========================================================================
    Total expenses                                               3,120,806
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (306,234)
--------------------------------------------------------------------------
    Net expenses                                                 2,814,572
==========================================================================
Net investment income                                            2,249,979
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         30,821,413
--------------------------------------------------------------------------
  Foreign currencies                                               136,253
--------------------------------------------------------------------------
  Futures contracts                                                (12,751)
==========================================================================
                                                                30,944,915
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (29,466,862)
--------------------------------------------------------------------------
  Foreign currencies                                               (46,550)
==========================================================================
                                                               (29,513,412)
==========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                              1,431,503
==========================================================================
Net increase in net assets resulting from operations          $  3,681,482
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  2,249,979    $   (599,591)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            30,944,915      16,401,355
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (29,513,412)     29,616,874
==========================================================================================
    Net increase in net assets resulting from operations         3,681,482      45,418,638
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --      (8,703,573)
------------------------------------------------------------------------------------------
  Class B                                                               --      (3,757,370)
------------------------------------------------------------------------------------------
  Class C                                                               --        (988,497)
------------------------------------------------------------------------------------------
  Institutional Class                                                   --        (647,260)
==========================================================================================
  Decrease in net assets resulting from distributions                   --     (14,096,700)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       42,250,361      53,265,793
------------------------------------------------------------------------------------------
  Class B                                                       12,673,643       2,659,676
------------------------------------------------------------------------------------------
  Class C                                                        9,467,869       8,517,732
------------------------------------------------------------------------------------------
  Institutional Class                                           16,998,350      12,681,245
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               81,390,223      77,124,446
==========================================================================================
    Net increase in net assets                                  85,071,705     108,446,384
==========================================================================================

NET ASSETS:

  Beginning of period                                          290,068,641     181,622,257
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $2,233,179 and $(16,800), respectively)  $375,140,346    $290,068,641
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Equity Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on all share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $500 million                                              0.975%
----------------------------------------------------------------------
Next $500 million                                               0.95%
----------------------------------------------------------------------
Next $500 million                                               0.925%
----------------------------------------------------------------------
Over $1.5 billion                                               0.90%
______________________________________________________________________
======================================================================

    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $250 million                                              0.80%
---------------------------------------------------------------------
Next $250 million                                               0.78%
---------------------------------------------------------------------
Next $500 million                                               0.76%
---------------------------------------------------------------------
Next $1.5 billion                                               0.74%
---------------------------------------------------------------------
Next $2.5 billion                                               0.72%
---------------------------------------------------------------------
Next $2.5 billion                                               0.70%
---------------------------------------------------------------------
Next $2.5 billion                                               0.68%
---------------------------------------------------------------------
Over $10 billion                                                0.66%
_____________________________________________________________________
=====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Institutional Class shares to 1.75%, 2.50%, 2.50% and 1.50% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $299,230.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $1,442.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $52,835.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $337,616 for Class A, Class B and Class C share classes and $2,843 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B and Class C shares paid $355,379, $399,936 and $126,692, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2005, ADI advised the Fund that it retained $58,712 in front-end sales commissions from the sale of Class A shares and $4, $11,590 and $1,149 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                UNREALIZED
                               MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND
FUND                             12/31/04        AT COST       FROM SALES     (DEPRECIATION)      06/30/05       INCOME
------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                        $ 7,135,683     $48,242,723    $(47,710,684)       $  --         $ 7,667,722     $114,221
------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional
  Class                          7,135,683      48,242,723    (47,710,684)           --           7,667,722      115,458
========================================================================================================================
  Subtotal                     $14,271,366     $96,485,446    $(95,421,368)       $  --         $15,335,444     $229,679
________________________________________________________________________________________________________________________
========================================================================================================================


                                REALIZED
FUND                           GAIN (LOSS)
-----------------------------
Liquid Assets
  Portfolio-Institutional
  Class                           $  --
-----------------------------
STIC Prime
  Portfolio-Institutional
  Class                              --
=============================
  Subtotal                        $  --
_____________________________
=============================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                UNREALIZED
                             MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND
FUND                           12/31/04        AT COST        FROM SALES      (DEPRECIATION)      06/30/05      INCOME*
------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                      $12,166,970     $ 75,975,728    $ (65,702,372)       $  --         $22,440,326     $ 14,728
------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional
  Class                       12,166,971       75,975,728      (65,702,372)          --          22,440,327       14,960
========================================================================================================================
  Subtotal                   $24,333,941     $151,951,456    $(131,404,744)       $  --         $44,880,653     $ 29,688
========================================================================================================================
  Total                      $38,605,307     $248,436,902    $(226,826,112)       $  --         $60,216,097     $259,367
________________________________________________________________________________________________________________________
========================================================================================================================


                              REALIZED
FUND                         GAIN (LOSS)
---------------------------
Liquid Assets
  Portfolio-Institutional
  Class                         $  --
---------------------------
STIC Prime
  Portfolio-Institutional
  Class                            --
===========================
  Subtotal                      $  --
===========================
  Total                         $  --
___________________________
===========================

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $5,562.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,526 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2005, securities with an aggregate value of $43,051,392 were on loan to brokers. The loans were secured by cash collateral of $44,880,653 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $29,688 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $315,657,362 and $235,416,062, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $31,062,408
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (8,350,758)
===============================================================================
Net unrealized appreciation of investment securities               $22,711,650
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $394,258,282.

NOTE 10--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    JUNE 30, 2005               DECEMBER 31, 2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,571,871    $ 56,168,864     3,988,346    $ 58,566,755
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,714,931      25,954,397     1,895,283      26,890,560
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        744,135      11,242,236       790,970      11,285,487
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                       1,090,421      17,421,491       842,987      12,784,860
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --       529,315       8,130,282
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --       236,432       3,503,919
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        64,371         952,680
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                              --              --            37             576
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        417,358       6,563,406     1,088,278      15,900,255
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (433,247)     (6,563,406)   (1,123,493)    (15,900,255)
======================================================================================================================
Reacquired:(c)
  Class A                                                     (1,302,351)    (20,481,909)   (2,017,034)    (29,331,499)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (443,717)     (6,717,348)     (846,484)    (11,834,548)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (116,796)     (1,774,367)     (264,781)     (3,720,435)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (26,572)       (423,141)       (6,657)       (104,191)
======================================================================================================================
                                                               5,216,033    $ 81,390,223     5,177,570    $ 77,124,446
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 12% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b)  Institutional Class shares commenced sales on April 30, 2004.
(c) Amount is net of redemption fees of $5,064, $200 and $5 for Class A, Class B and Class C shares, respectively, for the six months ended June 30, 2005 and $4,833, $2,171, $476 and $107 for Class A, Class B, Class C
     and Institutional shares, respectively, for the year ended December 31, 2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                             JUNE 30,        --------------------------------------------------------------------
                                               2005            2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  15.65        $  13.54       $   9.95       $ 11.00        $ 13.33        $ 15.78
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   0.12(a)        (0.02)(a)      (0.06)(a)     (0.02)(a)      (0.10)(a)      (0.19)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.07            2.93           3.79         (1.03)         (2.17)         (1.11)
=================================================================================================================================
    Total from investment operations             0.19            2.91           3.73         (1.05)         (2.27)         (1.30)
=================================================================================================================================
Less distributions:
  Dividends from net investment income             --              --             --            --          (0.06)            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains            --           (0.80)         (0.14)           --             --          (1.15)
=================================================================================================================================
    Total distributions                            --           (0.80)         (0.14)           --          (0.06)         (1.15)
=================================================================================================================================
Redemptions fees added to shares of
  beneficial interest                            0.00            0.00           0.00            --             --             --
=================================================================================================================================
Net asset value, end of period               $  15.84        $  15.65       $  13.54       $  9.95        $ 11.00        $ 13.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                  1.21%          21.64%         37.51%        (9.55)%       (17.03)%        (7.90)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $227,171        $182,416       $109,205       $68,335        $80,630        $20,751
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                               1.54%(c)        1.94%          2.00%         2.00%          2.00%          2.00%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                               1.72%(c)        1.96%          2.05%         2.05%          2.25%          2.14%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             1.53%(c)       (0.11)%        (0.50)%       (0.18)%        (0.94)%        (1.27)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                         76%            115%           178%           80%           154%           260%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $204,756,476.
(d)  Not annualized for periods less than one year.

                                                                                   CLASS B
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                             JUNE 30,        --------------------------------------------------------------------
                                               2005            2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 15.10         $ 13.15        $  9.71        $ 10.80        $ 13.12        $ 15.62
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  0.07(a)        (0.09)(a)      (0.11)(a)      (0.07)(a)      (0.15)(a)      (0.26)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.06            2.84           3.69          (1.02)         (2.13)         (1.09)
=================================================================================================================================
    Total from investment operations            0.13            2.75           3.58          (1.09)         (2.28)         (1.35)
=================================================================================================================================
Less distributions:
  Dividends from net investment income            --              --             --             --          (0.04)            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains           --           (0.80)         (0.14)            --             --          (1.15)
=================================================================================================================================
    Total distributions                           --           (0.80)         (0.14)            --          (0.04)         (1.15)
=================================================================================================================================
Redemptions fees added to shares of
  beneficial interest                           0.00            0.00           0.00             --             --             --
=================================================================================================================================
Net asset value, end of period               $ 15.23         $ 15.10        $ 13.15        $  9.71        $ 10.80        $ 13.12
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 0.86%          21.06%         36.90%        (10.09)%       (17.36)%        (8.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $87,537         $74,120        $62,424        $54,029        $81,459        $22,279
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                              2.19%(c)        2.44%          2.50%          2.50%          2.50%          2.50%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                              2.37%(c)        2.46%          2.55%          2.55%          2.75%          2.64%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            0.88%(c)       (0.61)%        (1.00)%        (0.68)%        (1.44)%        (1.77)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                        76%            115%           178%            80%           154%           260%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $80,649,979.
(d)  Not annualized for periods less than one year.

                                                                                 CLASS C
                                            ----------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                               YEAR ENDED DECEMBER 31,
                                             JUNE 30,        -----------------------------------------------------------------
                                               2005            2004           2003        2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 15.08         $ 13.14         $ 9.71      $10.79         $13.11         $15.62
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  0.07(a)        (0.09)(a)      (0.11)(a)   (0.07)(a)      (0.16)(a)      (0.26)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.06            2.83           3.68       (1.01)         (2.12)         (1.10)
==============================================================================================================================
    Total from investment operations            0.13            2.74           3.57       (1.08)         (2.28)         (1.36)
==============================================================================================================================
Less distributions:
  Dividends from net investment income            --              --             --          --          (0.04)            --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains           --           (0.80)         (0.14)         --             --          (1.15)
==============================================================================================================================
    Total distributions                           --           (0.80)         (0.14)         --          (0.04)         (1.15)
==============================================================================================================================
Redemptions fees added to shares of
  beneficial interest                           0.00            0.00           0.00          --             --             --
==============================================================================================================================
Net asset value, end of period               $ 15.21         $ 15.08         $13.14      $ 9.71         $10.79         $13.11
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                 0.86%          21.00%         36.79%     (10.01)%       (17.37)%        (8.37)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $30,098         $20,375         $9,993      $4,551         $4,600         $1,789
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                              2.19%(c)        2.44%          2.50%       2.50%          2.50%          2.50%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                              2.37%(c)        2.46%          2.55%       2.55%          2.75%          2.64%
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            0.88%(c)       (0.61)%        (1.00)%     (0.68)%        (1.44)%        (1.77)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(d)                        76%            115%           178%         80%           154%           260%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $25,548,305.
(d)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                               JUNE 30,         DECEMBER 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 15.73            $ 13.98
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.16(a)            0.07(a)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.07               2.48
=============================================================================================
    Total from investment operations                              0.23               2.55
=============================================================================================
Less distributions from net realized gains                          --              (0.80)
---------------------------------------------------------------------------------------------
Redemptions fees added to shares of beneficial interest           0.00               0.00
=============================================================================================
Net asset value, end of period                                 $ 15.96            $ 15.73
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   1.46%             18.39%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $30,335            $13,158
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.00%(c)           1.18%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.18%(c)           1.20%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.07%(c)           0.65%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          76%               115%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $21,849,474.
(d)  Not annualized for periods less than one year.
(e)  Annualized.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec.46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
MUTUAL FUNDS-100.05%(A)

AIM Dynamics Fund-Institutional
  Class-5.04%(b)                                 483,893   $  8,221,334
-----------------------------------------------------------------------
AIM High Yield Fund-Institutional Class-5.04%  1,845,212      8,211,192
-----------------------------------------------------------------------
AIM International Core Equity
  Fund-Institutional Class-12.44%              1,799,255     20,277,605
-----------------------------------------------------------------------
AIM International Growth Fund-Institutional
  Class-12.47%(b)                                989,447     20,333,137
-----------------------------------------------------------------------
AIM Large Cap Basic Value Fund-Institutional
  Class-17.44%(b)                              2,100,311     28,438,215
-----------------------------------------------------------------------
AIM Large Cap Growth Fund-Institutional
  Class-20.00%(b)                              3,296,160     32,599,024
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

MUTUAL FUNDS-(CONTINUED)

AIM Multi-Sector Fund-Institutional
  Class-12.47%                                   887,812   $ 20,322,022
-----------------------------------------------------------------------
AIM Real Estate Fund-Institutional
  Class-5.03%                                    302,716      8,206,619
-----------------------------------------------------------------------
AIM Small Cap Growth Fund-Institutional
  Class-10.12%(b)                                580,102     16,492,310
=======================================================================
TOTAL INVESTMENTS-100.05% (Cost $155,102,245)               163,101,458
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.05%)                           (85,497)
=======================================================================
NET ASSETS-100.00%                                         $163,015,961
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor. See Note 3.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments in affiliated underlying funds,
  at market value (cost $155,102,245)          $163,101,458
-----------------------------------------------------------
Cash                                                 60,140
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  575,932
-----------------------------------------------------------
  Dividends                                          49,283
-----------------------------------------------------------
  Fund expenses absorbed                             10,177
-----------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                   2,907
-----------------------------------------------------------
Other assets                                         53,900
===========================================================
    Total assets                                163,853,797
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             670,802
-----------------------------------------------------------
  Fund shares reacquired                             14,555
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  3,547
-----------------------------------------------------------
Accrued distribution fees                            82,337
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              116
-----------------------------------------------------------
Accrued transfer agent fees                          32,832
-----------------------------------------------------------
Accrued operating expenses                           33,647
===========================================================
    Total liabilities                               837,836
===========================================================
Net assets applicable to shares outstanding    $163,015,961
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $154,688,239
-----------------------------------------------------------
Undistributed net investment income (loss)         (193,396)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                             521,905
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                      7,999,213
===========================================================
                                               $163,015,961
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 83,246,742
___________________________________________________________
===========================================================
Class B                                        $ 46,793,430
___________________________________________________________
===========================================================
Class C                                        $ 24,932,668
___________________________________________________________
===========================================================
Class R                                        $  7,928,668
___________________________________________________________
===========================================================
Institutional Class                            $    114,453
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           7,337,057
___________________________________________________________
===========================================================
Class B                                           4,148,602
___________________________________________________________
===========================================================
Class C                                           2,211,057
___________________________________________________________
===========================================================
Class R                                             700,080
___________________________________________________________
===========================================================
Institutional Class                                  10,057
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.35
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.35 divided
      by 94.50%)                               $      12.01
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.28
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.28
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.33
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      11.38
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $  297,423
========================================================================

EXPENSES:

Administrative services fees                                      24,795
------------------------------------------------------------------------
Custodian fees                                                     4,129
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        105,890
------------------------------------------------------------------------
  Class B                                                        174,219
------------------------------------------------------------------------
  Class C                                                         90,753
------------------------------------------------------------------------
  Class R                                                         15,576
------------------------------------------------------------------------
Market timing and litigation expenses                             38,425
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       162,109
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             4
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          7,994
------------------------------------------------------------------------
Registration and filing fees                                      73,425
------------------------------------------------------------------------
Other                                                             49,274
========================================================================
    Total expenses                                               746,593
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                   (257,708)
========================================================================
    Net expenses                                                 488,885
========================================================================
Net investment income (loss)                                    (191,462)
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from affiliated underlying funds               374,241
========================================================================
Change in net unrealized appreciation of affiliated
  underlying funds                                             2,034,659
========================================================================
Net gain from affiliated underlying funds                      2,408,900
========================================================================
Net increase in net assets resulting from operations          $2,217,438
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the period April 30, 2004 (Date operations commenced) through December 31, 2004
(Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss) from affiliated underlying
    funds                                                     $   (191,462)   $    18,446
------------------------------------------------------------------------------------------
  Net realized gain from affiliated underlying funds               374,241        350,300
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying funds                                             2,034,659      5,964,554
==========================================================================================
    Net increase in net assets resulting from operations         2,217,438      6,333,300
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --       (166,197)
------------------------------------------------------------------------------------------
  Class B                                                               --        (56,952)
------------------------------------------------------------------------------------------
  Class C                                                               --        (29,244)
------------------------------------------------------------------------------------------
  Class R                                                               --         (5,483)
------------------------------------------------------------------------------------------
  Institutional Class                                                   --           (617)
==========================================================================================
    Total distributions from net investment income                      --       (258,493)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --         (3,264)
------------------------------------------------------------------------------------------
  Class B                                                               --         (1,898)
------------------------------------------------------------------------------------------
  Class C                                                               --           (975)
------------------------------------------------------------------------------------------
  Class R                                                               --           (119)
------------------------------------------------------------------------------------------
  Institutional Class                                                   --            (10)
==========================================================================================
    Total distributions from net realized gains                         --         (6,266)
==========================================================================================
    Decrease in net assets resulting from distributions                 --       (264,759)
==========================================================================================
Share transactions-net:
  Class A                                                       42,672,084     36,288,349
------------------------------------------------------------------------------------------
  Class B                                                       23,868,897     20,477,991
------------------------------------------------------------------------------------------
  Class C                                                       13,078,949     10,599,924
------------------------------------------------------------------------------------------
  Class R                                                        6,427,772      1,215,379
------------------------------------------------------------------------------------------
  Institutional Class                                                   --        100,637
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               86,047,702     68,682,280
==========================================================================================
    Net increase in net assets                                  88,265,140     74,750,821
==========================================================================================

NET ASSETS:

  Beginning of period                                           74,750,821             --
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(193,396) and $(1,934), respectively)   $163,015,961    $74,750,821
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Growth Allocation Fund, formerly AIM Aggressive Allocation Fund, (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market. The Fund is a "fund of funds," in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the underlying funds' net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the underlying funds' Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the underlying funds' officers following procedures approved by the underlying funds' Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.17% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the limit stated above:
(i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    For the six months ended June 30, 2005, AIM waived fees of $57,170 and reimbursed expenses of $160,517.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $38,425.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $24,795.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $162,109 for Class A, Class B, Class C and Class R share classes and $4 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B, Class C and Class R shares paid $105,890, $174,219, $90,753 and $15,576, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2005, ADI advised the Fund that it retained $122,488 in front-end sales commissions from the sale of Class A shares and $4, $12,448, $3,469 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund and the mutual funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated mutual funds for the six months ended June 30, 2005.


INVESTMENTS IN AFFILIATES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
AIM Dynamics
  Fund-
  Institutional
  Class           $ 3,781,016      $ 4,312,664        $   (46,313)       $  170,016      $  8,221,334     $     --      $  3,951
----------------------------------------------------------------------------------------------------------------------------------
AIM High Yield
  Fund-
  Institutional
  Class             3,610,019        4,734,403            (29,663)         (104,222)        8,211,192      210,308           655
----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Core Equity
  Fund-
  Institutional
  Class             9,502,721       11,130,717            (76,549)         (288,903)       20,277,605           --         9,619
----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth Fund-
  Institutional
  Class             9,688,825       10,781,660           (349,398)          145,678        20,333,137           --        66,372
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund-
  Institutional
  Class            12,836,834       15,535,845           (104,858)          165,608        28,438,215           --         4,786
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth Fund-
  Institutional
  Class            14,582,137       17,939,362           (117,929)          190,134        32,599,024           --         5,320
----------------------------------------------------------------------------------------------------------------------------------
AIM
  Multi-Sector
  Fund-
  Institutional
  Class             9,340,168       10,781,660           (778,195)          871,600        20,322,022           --       106,789
----------------------------------------------------------------------------------------------------------------------------------
AIM Real Estate
  Fund-
  Institutional
  Class             3,967,454        4,399,934           (693,024)          363,441         8,206,619       87,115       168,814
----------------------------------------------------------------------------------------------------------------------------------
AIM Small Cap
  Growth Fund-
  Institutional
  Class             7,438,317        8,625,328           (100,577)          521,307        16,492,310           --         7,935
==================================================================================================================================
  Total           $74,747,491      $88,241,573        $(2,296,506)       $2,034,659      $163,101,458     $297,423      $374,241
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,596.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,116 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the six months ended June 30, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2005 was $88,241,573 and $2,296,506, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $7,995,102
==============================================================================
Net unrealized appreciation of investment securities               $7,995,102
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $155,106,356.

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                                               APRIL 30, 2004
                                                                                              (DATE OPERATIONS
                                                                                               COMMENCED) TO
                                                                  SIX MONTHS ENDED              DECEMBER 31,
                                                                   JUNE 30, 2005                    2004
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     4,149,814    $46,096,603    3,574,709    $37,105,068
------------------------------------------------------------------------------------------------------------------
  Class B                                                     2,467,357     27,313,855    2,065,422     21,235,832
------------------------------------------------------------------------------------------------------------------
  Class C                                                     1,301,152     14,385,668    1,082,947     11,184,543
------------------------------------------------------------------------------------------------------------------
  Class R                                                       620,367      6,870,639      142,688      1,465,707
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                --             --       10,001        100,010
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                            --             --       14,820        164,949
------------------------------------------------------------------------------------------------------------------
  Class B                                                            --             --        5,195         57,658
------------------------------------------------------------------------------------------------------------------
  Class C                                                            --             --        2,647         29,375
------------------------------------------------------------------------------------------------------------------
  Class R                                                            --             --          504          5,602
------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                --             --           56            627
==================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        93,076      1,031,746       14,680        152,114
------------------------------------------------------------------------------------------------------------------
  Class B                                                       (93,518)    (1,031,746)     (14,728)      (152,114)
==================================================================================================================
Reacquired:
  Class A                                                      (401,309)    (4,456,265)    (108,733)    (1,133,782)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (218,151)    (2,413,212)     (62,975)      (663,385)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (117,993)    (1,306,719)     (57,696)      (613,994)
------------------------------------------------------------------------------------------------------------------
  Class R                                                       (39,639)      (442,867)     (23,840)      (255,930)
==================================================================================================================
                                                              7,761,156    $86,047,702    6,645,697    $68,682,280
__________________________________________________________________________________________________________________
==================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                            CLASS A
                                                              ------------------------------------
                                                                                   APRIL 30, 2004
                                                              SIX MONTHS          (DATE OPERATIONS
                                                                ENDED              COMMENCED) TO
                                                               JUNE 30,             DECEMBER 31,
                                                                 2005                   2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.26                $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)(a)               0.03(a)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.09                   1.28
==================================================================================================
    Total from investment operations                              0.09                   1.31
==================================================================================================
Less distributions:
  Dividends from net investment income                              --                  (0.05)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --                  (0.00)
==================================================================================================
    Total distributions                                             --                  (0.05)
==================================================================================================
Net asset value, end of period                                 $ 11.35                $ 11.26
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                   0.80%                 13.12%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $83,247                $39,368
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.52%(c)               0.52%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.95%(c)               1.31%(d)
==================================================================================================
Estimated underlying fund expenses(e)                             0.96%                  0.96%
==================================================================================================
Ratio of net investment income to average net assets             (0.02)%(c)              0.40%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                           2%                     2%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $61,010,223.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)  Not annualized for periods less than one year.

                                                                            CLASS B
                                                              ------------------------------------
                                                                                   APRIL 30, 2004
                                                              SIX MONTHS          (DATE OPERATIONS
                                                                ENDED              COMMENCED) TO
                                                               JUNE 30,             DECEMBER 31,
                                                                 2005                   2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.23                $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)              (0.02)(a)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.09                   1.28
==================================================================================================
    Total from investment operations                              0.05                   1.26
==================================================================================================
Less distributions:
  Dividends from net investment income                              --                  (0.03)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --                  (0.00)
==================================================================================================
    Total distributions                                             --                  (0.03)
==================================================================================================
Net asset value, end of period                                 $ 11.28                $ 11.23
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                   0.45%                 12.61%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $46,793                $22,384
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(c)               1.17%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.60%(c)               1.96%(d)
==================================================================================================
Estimated underlying fund expenses(e)                             0.96%                  0.96%
==================================================================================================
Ratio of net investment income (loss) to average net assets      (0.67)%(c)             (0.25)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                           2%                     2%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $35,132,637.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)  Not annualized for periods less than one year.

                                                                            CLASS C
                                                              ------------------------------------
                                                                                   APRIL 30, 2004
                                                              SIX MONTHS          (DATE OPERATIONS
                                                                ENDED              COMMENCED) TO
                                                               JUNE 30,             DECEMBER 31,
                                                                 2005                   2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.23                $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)              (0.02)(a)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.09                   1.28
==================================================================================================
    Total from investment operations                              0.05                   1.26
==================================================================================================
Less distributions:
  Dividends from net investment income                              --                  (0.03)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --                  (0.00)
==================================================================================================
    Total distributions                                             --                  (0.03)
==================================================================================================
Net asset value, end of period                                 $ 11.28                $ 11.23
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                   0.45%                 12.61%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $24,933                $11,543
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(c)               1.17%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.60%(c)               1.96%(d)
==================================================================================================
Estimated underlying fund expenses(e)                             0.96%                  0.96%
==================================================================================================
Ratio of net investment income (loss) to average net assets      (0.67)%(c)             (0.25)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                           2%                     2%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $18,301,103.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)  Not annualized for periods less than one year.

                                                                            CLASS R
                                                              ------------------------------------
                                                                                   APRIL 30, 2004
                                                              SIX MONTHS          (DATE OPERATIONS
                                                                ENDED              COMMENCED) TO
                                                               JUNE 30,             DECEMBER 31,
                                                                 2005                   2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.25                 $10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)               0.02(a)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.09                   1.28
==================================================================================================
    Total from investment operations                              0.08                   1.30
==================================================================================================
Less distributions:
  Dividends from net investment income                              --                  (0.05)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --                  (0.00)
==================================================================================================
    Total distributions                                             --                  (0.05)
==================================================================================================
Net asset value, end of period                                  $11.33                 $11.25
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                   0.71%                 12.98%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $7,929                 $1,342
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.67%(c)               0.67%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.10%(c)               1.46%(d)
==================================================================================================
Estimated underlying fund expenses(e)                             0.96%                  0.96%
==================================================================================================
Ratio of net investment income to average net assets             (0.17)%(c)              0.25%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                           2%                     2%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $6,281,830.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)  Not annualized for periods less than one year.

                                                                      INSTITUTIONAL CLASS
                                                              ------------------------------------
                                                                                   APRIL 30, 2004
                                                              SIX MONTHS          (DATE OPERATIONS
                                                                ENDED              COMMENCED) TO
                                                               JUNE 30,             DECEMBER 31,
                                                                 2005                   2004
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.28                 $10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.02(a)                0.05(a)
--------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.08                   1.29
==================================================================================================
    Total from investment operations                              0.10                   1.34
==================================================================================================
Less distributions:
  Dividends from net investment income                              --                  (0.06)
--------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --                  (0.00)
==================================================================================================
    Total distributions                                             --                  (0.06)
==================================================================================================
Net asset value, end of period                                  $11.38                 $11.28
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                   0.89%                 13.44%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  114                 $  113
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.17%(c)               0.17%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.34%(c)               0.75%(d)
==================================================================================================
Estimated underlying fund expenses(e)                             0.96%                  0.96%
==================================================================================================
Ratio of net investment income to average net assets              0.33%(c)               0.75%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(f)                                           2%                     2%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $112,065.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-84.90%

ADVERTISING-1.32%

Valassis Communications, Inc.(a)                 1,338,700   $   49,598,835
===========================================================================

APPLICATION SOFTWARE-1.99%

Fair Isaac Corp.                                 1,000,000       36,500,000
---------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A            1,421,400       38,420,442
===========================================================================
                                                                 74,920,442
===========================================================================

BIOTECHNOLOGY-1.07%

Techne Corp.(a)                                    879,251       40,366,414
===========================================================================

BREWERS-1.62%

Heineken N.V. (Netherlands)(b)                   1,975,462       60,946,425
===========================================================================

CASINOS & GAMING-1.25%

GTECH Holdings Corp.                             1,610,300       47,085,172
===========================================================================

COMPUTER HARDWARE-1.35%

Diebold, Inc.                                    1,125,200       50,757,772
===========================================================================

COMPUTER STORAGE & PERIPHERALS-1.56%

Lexmark International, Inc.-Class A(a)             906,700       58,781,361
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.48%

Ceridian Corp.(a)                                1,915,350       37,311,018
---------------------------------------------------------------------------
Sabre Holdings Corp.-Class A                       911,000       18,174,450
===========================================================================
                                                                 55,485,468
===========================================================================

DISTRIBUTORS-0.91%

Genuine Parts Co.                                  830,900       34,141,681
===========================================================================

DIVERSIFIED CHEMICALS-0.93%

Engelhard Corp.                                  1,225,000       34,973,750
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.02%

Agilent Technologies, Inc.(a)                    1,733,400       39,902,868
---------------------------------------------------------------------------
Amphenol Corp.-Class A                             897,200       36,040,524
---------------------------------------------------------------------------
Mettler-Toledo International Inc.(a)               810,400       37,748,432
===========================================================================
                                                                113,691,824
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-2.38%

Rentokil Initial PLC (United Kingdom)           18,047,578       51,656,513
---------------------------------------------------------------------------
Republic Services, Inc.                          1,046,000       37,666,460
===========================================================================
                                                                 89,322,973
===========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.00%

Scotts Miracle-Gro Co. (The)-Class A(a)            530,600       37,784,026
===========================================================================

FOOD RETAIL-1.91%

Kroger Co. (The)(a)                              3,770,000       71,743,100
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


GENERAL MERCHANDISE STORES-0.66%

Family Dollar Stores, Inc.                         952,000   $   24,847,200
===========================================================================

HEALTH CARE EQUIPMENT-1.32%

Waters Corp.(a)                                  1,331,300       49,484,421
===========================================================================

HEALTH CARE SERVICES-1.06%

IMS Health Inc.                                  1,613,200       39,958,964
===========================================================================

HOME FURNISHINGS-2.35%

Ethan Allen Interiors Inc.                       1,200,000       40,212,000
---------------------------------------------------------------------------
Mohawk Industries, Inc.(a)                         585,600       48,312,000
===========================================================================
                                                                 88,524,000
===========================================================================

HOME IMPROVEMENT RETAIL-1.05%

Sherwin-Williams Co. (The)                         836,100       39,371,949
===========================================================================

INDUSTRIAL MACHINERY-4.95%

Briggs & Stratton Corp.                          1,480,200       51,244,524
---------------------------------------------------------------------------
Dover Corp.                                      1,803,800       65,622,244
---------------------------------------------------------------------------
ITT Industries, Inc.                               401,600       39,208,208
---------------------------------------------------------------------------
Pall Corp.                                         988,200       30,001,752
===========================================================================
                                                                186,076,728
===========================================================================

INTEGRATED OIL & GAS-2.45%

Amerada Hess Corp.                                 345,600       36,809,856
---------------------------------------------------------------------------
Murphy Oil Corp.                                 1,060,100       55,369,023
===========================================================================
                                                                 92,178,879
===========================================================================

LEISURE PRODUCTS-1.88%

Mattel, Inc.                                     3,860,850       70,653,555
===========================================================================

METAL & GLASS CONTAINERS-1.76%

Ball Corp.                                         854,800       30,738,608
---------------------------------------------------------------------------
Pactiv Corp.(a)                                  1,650,000       35,607,000
===========================================================================
                                                                 66,345,608
===========================================================================

MULTI-UTILITIES-1.07%

Wisconsin Energy Corp.                           1,034,100       40,329,900
===========================================================================

OFFICE ELECTRONICS-1.77%

Xerox Corp.(a)                                   4,824,800       66,533,992
===========================================================================

OFFICE SERVICES & SUPPLIES-0.93%

Pitney Bowes Inc.                                  800,000       34,840,000
===========================================================================

OIL & GAS DRILLING-2.28%

Nabors Industries, Ltd. (Bermuda)(a)               725,420       43,974,960
---------------------------------------------------------------------------
Noble Corp. (Cayman Islands)                       677,300       41,660,723
===========================================================================
                                                                 85,635,683
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-4.72%

BJ Services Co.                                  1,393,100   $   73,109,888
---------------------------------------------------------------------------
FMC Technologies, Inc.(a)                        1,627,500       52,031,175
---------------------------------------------------------------------------
Smith International, Inc.                          821,150       52,307,255
===========================================================================
                                                                177,448,318
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.93%

Newfield Exploration Co.(a)                        950,100       37,899,489
---------------------------------------------------------------------------
Plains Exploration & Production Co.(a)           1,242,000       44,128,260
---------------------------------------------------------------------------
Southwestern Energy Co.(a)                       1,401,000       65,818,980
===========================================================================
                                                                147,846,729
===========================================================================

OIL & GAS STORAGE & TRANSPORTATION-2.37%

Williams Cos., Inc. (The)                        4,691,500       89,138,500
===========================================================================

PACKAGED FOODS & MEATS-2.39%

Campbell Soup Co.                                1,224,300       37,671,711
---------------------------------------------------------------------------
Tate & Lyle PLC (United Kingdom)(b)              6,100,000       52,017,547
===========================================================================
                                                                 89,689,258
===========================================================================

PAPER PRODUCTS-1.18%

Georgia-Pacific Corp.                            1,396,000       44,392,800
===========================================================================

PHARMACEUTICALS-2.27%

Forest Laboratories, Inc.(a)                     1,277,800       49,642,530
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,144,000       35,624,160
===========================================================================
                                                                 85,266,690
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.03%

ACE Ltd. (Cayman Islands)                          855,100       38,351,235
---------------------------------------------------------------------------
Axis Capital Holding Ltd. (Bermuda)              1,338,200       37,871,060
===========================================================================
                                                                 76,222,295
===========================================================================

PUBLISHING-2.66%

Belo Corp.-Class A                               2,035,200       48,783,744
---------------------------------------------------------------------------
Knight-Ridder, Inc.                                833,100       51,102,354
===========================================================================
                                                                 99,886,098
===========================================================================

REGIONAL BANKS-3.16%

City National Corp.                                425,700       30,526,947
---------------------------------------------------------------------------
Compass Bancshares, Inc.                           613,000       27,585,000
---------------------------------------------------------------------------
Marshall & Ilsley Corp.                            690,000       30,670,500
---------------------------------------------------------------------------
TCF Financial Corp.                              1,168,000       30,227,840
===========================================================================
                                                                119,010,287
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


REINSURANCE-1.96%

Montpelier Re Holdings Ltd. (Bermuda)            1,074,400   $   37,152,752
---------------------------------------------------------------------------
Renaissance Re Holdings Ltd. (Bermuda)             742,000       36,536,080
===========================================================================
                                                                 73,688,832
===========================================================================

RESTAURANTS-0.99%

Outback Steakhouse, Inc.                           826,000       37,368,240
===========================================================================

SEMICONDUCTORS-2.98%

International Rectifier Corp.(a)                   841,000       40,132,520
---------------------------------------------------------------------------
National Semiconductor Corp.                     1,813,600       39,953,608
---------------------------------------------------------------------------
Xilinx, Inc.                                     1,259,000       32,104,500
===========================================================================
                                                                112,190,628
===========================================================================

SPECIALIZED CONSUMER SERVICES-2.60%

H&R Block, Inc.                                    742,000       43,295,700
---------------------------------------------------------------------------
Service Corp. International                      6,798,000       54,519,960
===========================================================================
                                                                 97,815,660
===========================================================================

SPECIALTY CHEMICALS-4.04%

International Flavors & Fragrances Inc.          1,370,900       49,653,998
---------------------------------------------------------------------------
Rohm and Haas Co.                                  850,000       39,389,000
---------------------------------------------------------------------------
Sigma-Aldrich Corp.                              1,121,000       62,820,840
===========================================================================
                                                                151,863,838
===========================================================================

SYSTEMS SOFTWARE-1.27%

Computer Associates International, Inc.          1,739,600       47,804,208
===========================================================================

THRIFTS & MORTGAGE FINANCE-1.03%

New York Community Bancorp, Inc.                 2,131,200       38,617,344
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,712,990,175)                         3,192,629,847
===========================================================================

MONEY MARKET FUNDS-15.22%

Liquid Assets Portfolio-Institutional
  Class(c)                                     286,266,172      286,266,172
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    286,266,173      286,266,173
===========================================================================
    Total Money Market Funds (Cost
      $572,532,345)                                             572,532,345
===========================================================================
TOTAL INVESTMENTS-100.12% (Cost
  $3,285,522,520)                                             3,765,162,192
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.12%)                            (4,521,762)
===========================================================================
NET ASSETS-100.00%                                           $3,760,640,430
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at June 30, 2005 was $112,963,972, which represented 3.00% of the Fund's Total Investments. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,712,990,175)                             $3,192,629,847
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $572,532,345)                            572,532,345
============================================================
    Total investments (cost $3,285,522,520)    3,765,162,192
============================================================
Foreign currencies, at market value (cost
  $10,288)                                            10,320
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 5,294,371
------------------------------------------------------------
  Dividends                                        3,781,043
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                75,747
------------------------------------------------------------
Other assets                                         114,398
============================================================
    Total assets                               3,774,438,071
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,273,049
------------------------------------------------------------
  Fund shares reacquired                           9,827,208
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 177,016
------------------------------------------------------------
Accrued distribution fees                          1,323,178
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               470
------------------------------------------------------------
Accrued transfer agent fees                          973,564
------------------------------------------------------------
Accrued operating expenses                           223,156
============================================================
    Total liabilities                             13,797,641
============================================================
Net assets applicable to shares outstanding   $3,760,640,430
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,044,279,399
------------------------------------------------------------
Undistributed net investment income (loss)          (440,485)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                     237,161,814
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              479,639,702
============================================================
                                              $3,760,640,430
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $2,685,301,578
____________________________________________________________
============================================================
Class B                                       $  641,076,679
____________________________________________________________
============================================================
Class C                                       $  301,575,909
____________________________________________________________
============================================================
Class R                                       $   75,675,527
____________________________________________________________
============================================================
Institutional Class                           $   57,010,737
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           92,222,083
____________________________________________________________
============================================================
Class B                                           24,599,433
____________________________________________________________
============================================================
Class C                                           11,585,813
____________________________________________________________
============================================================
Class R                                            2,611,755
____________________________________________________________
============================================================
Institutional Class                                1,918,996
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        29.12
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $29.12 divided by
      94.50%)                                 $        30.81
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        26.06
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        26.03
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        28.97
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        29.71
____________________________________________________________
============================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $104,745)        $ 19,201,537
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $6,870)                           7,256,696
==========================================================================
    Total investment income                                     26,458,233
==========================================================================

EXPENSES:

Advisory fees                                                   12,184,210
--------------------------------------------------------------------------
Administrative services fees                                       297,505
--------------------------------------------------------------------------
Custodian fees                                                     147,444
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        4,457,921
--------------------------------------------------------------------------
  Class B                                                        3,296,010
--------------------------------------------------------------------------
  Class C                                                        1,535,550
--------------------------------------------------------------------------
  Class R                                                          169,470
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       5,642,185
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          18,375
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           56,323
--------------------------------------------------------------------------
Other                                                              408,924
==========================================================================
    Total expenses                                              28,213,917
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (1,419,045)
==========================================================================
    Net expenses                                                26,794,872
==========================================================================
Net investment income (loss)                                      (336,639)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains from securities sold
    to affiliates of $7,334,807)                               143,499,624
--------------------------------------------------------------------------
  Foreign currencies                                               125,355
==========================================================================
                                                               143,624,979
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (86,268,410)
--------------------------------------------------------------------------
  Foreign currencies                                                (2,543)
==========================================================================
                                                               (86,270,953)
==========================================================================
Net gain from investment securities and foreign currencies      57,354,026
==========================================================================
Net increase in net assets resulting from operations          $ 57,017,387
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                                  $     (336,639)   $   (8,247,388)
----------------------------------------------------------------------------------------------
Net realized gain from investment securities and foreign
  currencies                                                     143,624,979       366,745,260
----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities and foreign currencies                   (86,270,953)       79,257,539
==============================================================================================
    Net increase in net assets resulting from operations          57,017,387       437,755,411
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --      (165,796,542)
----------------------------------------------------------------------------------------------
  Class B                                                                 --       (50,732,936)
----------------------------------------------------------------------------------------------
  Class C                                                                 --       (23,417,554)
----------------------------------------------------------------------------------------------
  Class R                                                                 --        (3,882,376)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --        (3,241,989)
==============================================================================================
    Decrease in net assets resulting from distributions                   --      (247,071,397)
==============================================================================================
Share transactions-net:
  Class A                                                         89,833,179       390,359,539
----------------------------------------------------------------------------------------------
  Class B                                                        (68,928,062)      (34,584,177)
----------------------------------------------------------------------------------------------
  Class C                                                        (27,003,728)        6,470,062
----------------------------------------------------------------------------------------------
  Class R                                                         13,163,929        31,669,516
----------------------------------------------------------------------------------------------
  Institutional Class                                              4,401,004        23,251,227
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                 11,466,322       417,166,167
==============================================================================================
    Net increase in net assets                                    68,483,709       607,850,181
==============================================================================================

NET ASSETS:

Beginning of period                                            3,692,156,721     3,084,306,540
==============================================================================================
End of period (including undistributed net investment income
  (loss) of $(440,485) and $(103,846), respectively)          $3,760,640,430    $3,692,156,721
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Core Equity Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. As of February 27, 2004, the Fund's shares are offered on a limited basis.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $500 million                                              0.725%
----------------------------------------------------------------------
Next $500 million                                               0.70%
----------------------------------------------------------------------
Next $500 million                                               0.675%
----------------------------------------------------------------------
Over $1.5 billion                                               0.65%
______________________________________________________________________
======================================================================

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $69,036.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $26,452.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $297,505.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $5,642,185 for Class A, Class B, Class C and Class R share classes and $18,375 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Through June 30, 2005, during the periods the Fund was offered on a limited basis, ADI had agreed to waive 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B, Class C and Class R shares paid $3,184,229, $3,296,010, $1,535,550 and $169,470 respectively, after ADI waived Plan fees of $1,273,692 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2005, ADI advised the Fund that it retained $98,795 in front-end sales commissions from the sale of Class A shares and $4,428, $81,955, $8,427 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                               UNREALIZED
                            MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND
FUND                          12/31/04        AT COST        FROM SALES      (DEPRECIATION)      06/30/05        INCOME
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class       $173,231,587    $336,373,924    $(223,339,339)       $  --         $286,266,172    $3,606,751
-------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class       173,231,588      336,373,924     (223,339,339)          --         286,266,173      3,643,075
=========================================================================================================================
  Subtotal                  $346,463,175    $672,747,848    $(446,678,678)       $  --         $572,532,345    $7,249,826
_________________________________________________________________________________________________________________________
=========================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
--------------------------
Liquid Assets Portfolio-
  Institutional Class          $  --
--------------------------
STIC Prime Portfolio-
  Institutional Class             --
==========================
  Subtotal                     $  --
__________________________
==========================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               UNREALIZED
                            MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND
FUND                          12/31/04        AT COST        FROM SALES      (DEPRECIATION)      06/30/05        INCOME
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class       $        --     $  2,916,174    $  (2,916,174)       $  --         $        --     $    3,431
-------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class                --        2,916,174       (2,916,174)          --                  --          3,439
=========================================================================================================================
  Subtotal                  $        --     $  5,832,348    $  (5,832,348)       $  --         $        --     $    6,870
_________________________________________________________________________________________________________________________
=========================================================================================================================
  Total                     $346,463,175    $678,580,196    $(452,511,026)       $  --         $572,532,345    $7,256,696
_________________________________________________________________________________________________________________________
=========================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
--------------------------
Liquid Assets Portfolio-
  Institutional Class          $  --
--------------------------
STIC Prime Portfolio-
  Institutional Class             --
==========================
  Subtotal                     $  --
__________________________
==========================
  Total                        $  --
__________________________
==========================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $17,588,109 and sales of $44,517,360, which resulted in net realized gains of $7,334,807.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $49,865.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $8,840 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2005, there were no securities on loan to brokers. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $6,870 for securities lending transactions.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $862,126,083 and $1,075,063,329 respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $505,887,863
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (29,508,131)
==============================================================================
Net unrealized appreciation of investment securities             $476,379,732
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $3,288,782,460.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2005                 DECEMBER 31, 2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      15,135,080    $ 432,453,908     26,967,314    $ 758,954,877
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         524,056       13,397,623      2,582,107       65,607,722
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         507,970       12,964,472      2,143,852       54,462,214
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         741,835       21,059,982      1,569,932       44,033,714
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             363,496       10,580,672      1,058,147       30,243,199
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --      5,671,172      160,721,002
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      1,875,385       47,766,053
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        867,525       22,069,827
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                              --               --        130,679        3,690,363
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --               --        112,239        3,236,984
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         546,371       15,565,730      1,357,549       38,348,118
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (609,389)     (15,565,730)    (1,495,064)     (38,348,118)
==========================================================================================================================
Reacquired:
  Class A                                                     (12,551,831)    (358,186,459)   (20,151,373)    (567,664,458)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,609,609)     (66,759,955)    (4,286,417)    (109,609,834)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,561,946)     (39,968,200)    (2,745,120)     (70,061,979)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (278,055)      (7,896,053)      (567,140)     (16,054,561)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (213,633)      (6,179,668)      (358,294)     (10,228,956)
==========================================================================================================================
                                                                   (5,655)   $  11,466,322     14,732,493    $ 417,166,167
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 15% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                    ---------------------------------------------------------------------------------------------
                                    SIX MONTHS
                                      ENDED                                     YEAR ENDED DECEMBER 31,
                                     JUNE 30,          --------------------------------------------------------------------------
                                       2005               2004             2003             2002            2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                            $   28.64          $    26.92       $    21.17       $    23.85       $  24.04       $  23.48
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           0.03(a)            (0.01)(a)        (0.08)(a)        (0.09)(a)      (0.05)(a)       0.10(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.45                3.71             5.83            (2.56)          0.18           4.10
=================================================================================================================================
    Total from investment
      operations                         0.48                3.70             5.75            (2.65)          0.13           4.20
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                 --                  --               --               --          (0.02)            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                  --               (1.98)              --            (0.03)         (0.30)         (3.64)
=================================================================================================================================
    Total distributions                    --               (1.98)              --            (0.03)         (0.32)         (3.64)
=================================================================================================================================
Net asset value, end of period      $   29.12          $    28.64       $    26.92       $    21.17       $  23.85       $  24.04
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                          1.68%              13.82%           27.10%          (11.13)%         0.56%         18.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                          $2,685,302         $2,552,041       $2,025,407       $1,072,673       $490,118       $259,803
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                 1.28%(c)(d)         1.30%(d)         1.41%            1.43%          1.39%          1.37%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets           0.18%(c)           (0.02)%          (0.33)%          (0.40)%        (0.22)%         0.38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                 27%                 56%              38%              38%            68%            72%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,568,494,359.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.39% (annualized) and 1.40 for the six months ended June 30, 2005 and for the year ended December 31, 2004, respectively.
(e)  Not annualized for periods less than one year.

                                                                              CLASS B
                                      ----------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                                   YEAR ENDED DECEMBER 31,
                                       JUNE 30,           --------------------------------------------------------------------
                                         2005               2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  25.73           $  24.54       $  19.43       $  22.03       $  22.36       $  22.21
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.07)(a)          (0.19)(a)      (0.21)(a)      (0.22)(a)      (0.19)(a)      (0.07)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.40               3.36           5.32          (2.35)          0.16           3.86
==============================================================================================================================
    Total from investment operations       0.33               3.17           5.11          (2.57)         (0.03)          3.79
==============================================================================================================================
Less distributions from net realized
  gains                                      --              (1.98)            --          (0.03)         (0.30)         (3.64)
==============================================================================================================================
Net asset value, end of period         $  26.06           $  25.73       $  24.54       $  19.43       $  22.03       $  22.36
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                            1.28%             13.00%         26.30%        (11.69)%        (0.10)%        17.98%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $641,077           $702,361       $702,267       $500,166       $333,783       $210,608
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net
  assets                                   2.03%(c)(d)        2.04%(d)       2.06%          2.08%          2.05%          2.02%
==============================================================================================================================
Ratio of net investment income
  (loss) to average net assets            (0.57)%(c)         (0.76)%        (0.98)%        (1.05)%        (0.87)%        (0.27)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                   27%                56%            38%            38%            68%            72%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $664,664,937.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.04% (annualized) and 2.05% for the six months ended June 30, 2005 and for the year ended December 31, 2004, respectively.
(e)  Not annualized for periods less than one year.

                                                                             CLASS C
                                      --------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                                  YEAR ENDED DECEMBER 31,
                                       JUNE 30,           ------------------------------------------------------------------
                                         2005               2004           2003           2002          2001          2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  25.70           $  24.51       $  19.41       $  22.00       $ 22.33       $ 22.19
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.07)(a)          (0.19)(a)      (0.21)(a)      (0.22)(a)     (0.19)(a)     (0.07)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.40               3.36           5.31          (2.34)         0.16          3.85
============================================================================================================================
    Total from investment operations       0.33               3.17           5.10          (2.56)        (0.03)         3.78
============================================================================================================================
Less distributions from net realized
  gains                                      --              (1.98)            --          (0.03)        (0.30)        (3.64)
============================================================================================================================
Net asset value, end of period         $  26.03           $  25.70       $  24.51       $  19.41       $ 22.00       $ 22.33
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                            1.28%             13.01%         26.28%        (11.66)%       (0.10)%       17.95%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $301,576           $324,873       $303,296       $161,487       $68,085       $19,466
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net
  assets                                   2.03%(c)(d)        2.04%(d)       2.06%          2.08%         2.05%         2.02%
============================================================================================================================
Ratio of net investment income
  (loss) to average net assets            (0.57)%(c)         (0.76)%        (0.98)%        (1.05)%       (0.87)%       (0.27)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(e)                   27%                56%            38%            38%           68%           72%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $309,655,071.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.04% (annualized) and 2.05 for the six months ended June 30, 2005 and for the year ended December 31, 2004, respectively.
(e)  Not annualized for periods less than one year.

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                     JUNE 3, 2002
                                                              SIX MONTHS           YEAR ENDED         (DATE SALES
                                                                ENDED             DECEMBER 31,       COMMENCED) TO
                                                               JUNE 30,        ------------------    DECEMBER 31,
                                                                 2005           2004       2003          2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 28.54         $ 26.89    $ 21.18       $ 24.54
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)       (0.07)(a)   (0.12)(a)      (0.07)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.44            3.70       5.83         (3.26)
==================================================================================================================
    Total from investment operations                              0.43            3.63       5.71         (3.33)
==================================================================================================================
Less distributions from net realized gains                          --           (1.98)        --         (0.03)
==================================================================================================================
Net asset value, end of period                                 $ 28.97         $ 28.54    $ 26.89       $ 21.18
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                   1.51%          13.57%     26.96%       (13.59)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $75,676         $61,303    $27,281       $ 2,786
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                           1.53%(c)(d)     1.54%(d)    1.56%        1.58%(e)
==================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.07)%(c)      (0.26)%    (0.48)%       (0.55)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                          27%             56%        38%           38%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $68,349,969.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.54% (annualized) and 1.55 for the six months ended June 30, 2005 and for the year ended December 31, 2004, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                                                       MARCH 15,
                                                                                                         2002
                                                              SIX MONTHS           YEAR ENDED         (DATE SALES
                                                                ENDED             DECEMBER 31,       COMMENCED) TO
                                                               JUNE 30,        ------------------    DECEMBER 31,
                                                                 2005           2004       2003          2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 29.15         $ 27.23    $ 21.27       $ 25.03
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.10(a)         0.14(a)    0.08(a)       0.04(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.46            3.76       5.88         (3.77)
==================================================================================================================
    Total from investment operations                              0.56            3.90       5.96         (3.73)
==================================================================================================================
Less distributions from net realized gains                          --           (1.98)        --         (0.03)
==================================================================================================================
Net asset value, end of period                                 $ 29.71         $ 29.15    $ 27.23       $ 21.27
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                   1.92%          14.40%     28.02%       (14.92)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $57,011         $51,579    $26,056       $ 4,817
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                           0.78%(c)(d)     0.80%(d)    0.76%        0.82%(e)
==================================================================================================================
Ratio of net investment income to average net assets              0.68%(c)        0.48%      0.32%         0.21%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(f)                                          27%             56%        38%           38%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $53,507,801.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.79% (annualized) and 0.81 for the six months ended June 30, 2005 and for the year ended December 31, 2004, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
MUTUAL FUNDS-100.05%(A)

  AIM High Yield Fund-Institutional
  Class-10.07%                                  6,863,880   $ 30,544,266
------------------------------------------------------------------------
  AIM International Core Equity Fund-
  Institutional Class-9.95%(b)                  2,676,769     30,167,190
------------------------------------------------------------------------
  AIM International Growth Fund-Institutional
  Class-7.48%(b)                                1,104,011     22,687,432
------------------------------------------------------------------------
  AIM Large Cap Basic Value
  Fund-Institutional Class-9.97%(b)             2,231,928     30,220,306
------------------------------------------------------------------------
  AIM Large Cap Growth Fund-Institutional
  Class-12.50%(b)                               3,831,126     37,889,841
------------------------------------------------------------------------
  AIM Mid Cap Basic Value Fund-Institutional
  Class-5.04%(b)                                1,131,803     15,279,346
------------------------------------------------------------------------
  AIM Mid Cap Stock Fund-Institutional
  Class-5.04%                                     835,705     15,268,325
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MUTUAL FUNDS-100.05%(A)-(continued)

  AIM Multi-Sector Fund-Institutional
  Class-4.99%                                     660,410   $ 15,116,788
------------------------------------------------------------------------
  AIM Short Term Bond Fund-
  Institutional-Class 4.99%                     1,518,318     15,137,627
------------------------------------------------------------------------
  AIM Total Return Bond Fund-Institutional
  Class-24.97%                                  7,155,178     75,701,779
------------------------------------------------------------------------
  AIM Trimark Small Companies
  Fund-Institutional Class-5.05%                1,140,329     15,303,216
========================================================================
TOTAL INVESTMENTS-100.05%
  (Cost $292,706,416)                                        303,316,116
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.05%)                           (140,575)
========================================================================
NET ASSETS-100.00%                                          $303,175,541
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

  (a)
    The mutual funds and the Fund are affiliated by having the same investment advisor. See Note 3.
  (b)
    Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments in affiliated underlying funds,
  at market value (cost $292,706,416)          $303,316,116
-----------------------------------------------------------
Cash                                                 53,051
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  990,897
-----------------------------------------------------------
  Dividends                                         450,942
-----------------------------------------------------------
  Fund expenses absorbed                             31,459
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                3,801
-----------------------------------------------------------
Other assets                                         62,698
===========================================================
    Total assets                                304,908,964
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,316,263
-----------------------------------------------------------
  Fund shares reacquired                            178,641
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  5,199
-----------------------------------------------------------
Accrued distribution fees                           161,254
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              540
-----------------------------------------------------------
Accrued transfer agent fees                          33,684
-----------------------------------------------------------
Accrued operating expenses                           37,842
===========================================================
    Total liabilities                             1,733,423
===========================================================
Net assets applicable to shares outstanding    $303,175,541
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                $290,729,855
-----------------------------------------------------------
  Undistributed net investment income             1,137,281
-----------------------------------------------------------
  Undistributed net realized gain from
    investment securities                           698,705
-----------------------------------------------------------
  Unrealized appreciation of investment
    securities                                   10,609,700
===========================================================
                                               $303,175,541
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $147,144,862
___________________________________________________________
===========================================================
Class B                                        $ 90,583,401
___________________________________________________________
===========================================================
Class C                                        $ 56,822,427
___________________________________________________________
===========================================================
Class R                                        $  8,490,525
___________________________________________________________
===========================================================
Institutional Class                            $    134,326
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          13,357,974
___________________________________________________________
===========================================================
Class B                                           8,268,849
___________________________________________________________
===========================================================
Class C                                           5,186,925
___________________________________________________________
===========================================================
Class R                                             771,765
___________________________________________________________
===========================================================
Institutional Class                                  12,158
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.02
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.02 divided by
      94.50%)                                  $      11.66
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.95
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.95
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.00
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      11.05
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $1,950,294
========================================================================

EXPENSES:

Administrative services fees                                      45,686
------------------------------------------------------------------------
Custodian fees                                                     4,171
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        188,363
------------------------------------------------------------------------
  Class B                                                        340,360
------------------------------------------------------------------------
  Class C                                                        218,046
------------------------------------------------------------------------
  Class R                                                         13,399
------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       214,246
------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             5
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          9,186
------------------------------------------------------------------------
Registration and filing fees                                      78,619
------------------------------------------------------------------------
Other                                                             53,057
========================================================================
    Total expenses                                             1,165,138
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                   (347,623)
========================================================================
    Net expenses                                                 817,515
========================================================================
Net investment income                                          1,132,779
========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from affiliated underlying funds               563,857
------------------------------------------------------------------------
Change in net unrealized appreciation of affiliated
  underlying funds                                             2,186,602
========================================================================
Net gain from affiliated underlying funds                      2,750,459
========================================================================
Net increase in net assets resulting from operations          $3,883,238
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the period April 30, 2004 (Date operations commenced) through December 31, 2004
(Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,132,779    $    512,504
------------------------------------------------------------------------------------------
  Net realized gain from affiliated underlying funds and
    capital gain distributions of underlying funds                 563,857         638,318
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying funds                                             2,186,602       8,423,098
==========================================================================================
    Net increase in net assets resulting from operations         3,883,238       9,573,920
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --        (574,401)
------------------------------------------------------------------------------------------
  Class B                                                               --        (294,431)
------------------------------------------------------------------------------------------
  Class C                                                               --        (174,411)
------------------------------------------------------------------------------------------
  Class R                                                               --         (16,807)
------------------------------------------------------------------------------------------
  Institutional Class                                                   --          (1,044)
==========================================================================================
    Total distributions from net investment income                      --      (1,061,094)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --          (4,300)
------------------------------------------------------------------------------------------
  Class B                                                               --          (2,835)
------------------------------------------------------------------------------------------
  Class C                                                               --          (1,679)
------------------------------------------------------------------------------------------
  Class R                                                               --            (132)
------------------------------------------------------------------------------------------
  Institutional Class                                                   --              (7)
==========================================================================================
    Total distributions from net realized gains                         --          (8,953)
==========================================================================================
    Decrease in net assets resulting from distributions                 --      (1,070,047)
==========================================================================================
Share transactions-net:
  Class A                                                       73,645,755      67,422,298
------------------------------------------------------------------------------------------
  Class B                                                       43,709,316      43,220,987
------------------------------------------------------------------------------------------
  Class C                                                       28,832,284      25,581,696
------------------------------------------------------------------------------------------
  Class R                                                        6,195,791       2,056,769
------------------------------------------------------------------------------------------
  Institutional Class                                               22,473         101,061
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              152,405,619     138,382,811
==========================================================================================
    Net increase in net assets                                 156,288,857     146,886,684
==========================================================================================

NET ASSETS:

Beginning of period                                            146,886,684              --
==========================================================================================
End of period (including undistributed net investment income
  of $1,137,281 and $4,502, respectively)                     $303,175,541    $146,886,684
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Moderate Allocation Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide total return consistent with a moderate level of risk relative to the broad stock market. The Fund is a "fund of funds," in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the underlying funds' net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the underlying funds' Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the underlying funds' officers following procedures approved by the underlying funds' Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.05% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the limit stated above:
(i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    For the six months ended June 30, 2005, AIM waived fees of $131,911 and reimbursed expenses of $211,288.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $1,462.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $45,686.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $214,246 for Class A, Class B, Class C and Class R share classes and $5 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B,

Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B, Class C and Class R shares paid $188,363, $340,360, $218,046 and $13,399, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended June 30, 2005, ADI advised the Fund that it retained $217,243 in front-end sales commissions from the sale of Class A shares and $5, $26,896, $5,540 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund and the mutual funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated mutual funds for the six months ended June 30, 2005.

INVESTMENTS IN AFFILIATES:

                                                                              CHANGE IN
                                                                              UNREALIZED
                             MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE     DIVIDEND
FUND                           12/31/04        AT COST       FROM SALES     (DEPRECIATION)      06/30/05        INCOME
------------------------------------------------------------------------------------------------------------------------
AIM High Yield Fund-
  Institutional Class        $14,516,008     $ 16,558,330    $ (148,304)      $ (387,299)     $30,544,266     $  797,731
------------------------------------------------------------------------------------------------------------------------
AIM International Core
  Equity Fund-
  Institutional Class         15,314,403       15,433,434      (152,285)        (453,465)      30,167,190             --
------------------------------------------------------------------------------------------------------------------------
AIM International Growth
  Fund- Institutional Class   11,715,748       11,489,260      (761,750)          91,383       22,687,432             --
------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Basic Value
  Fund- Institutional Class   14,773,178       15,415,507      (150,182)         170,249       30,220,306             --
------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund-
  Institutional Class         18,348,807       19,503,381      (185,361)         210,140       37,889,841             --
------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value
  Fund- Institutional Class    7,516,013        7,659,506      (393,707)         446,746       15,279,346             --
------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Stock Fund-
  Institutional Class          7,585,673        7,659,506      (336,405)         320,686       15,268,325             --
------------------------------------------------------------------------------------------------------------------------
AIM Multi-Sector Fund-
  Institutional Class          7,521,090        7,659,506      (805,224)         625,665       15,116,788             --
------------------------------------------------------------------------------------------------------------------------
AIM Short Term Bond Fund-
  Institutional Class          6,920,670        8,291,602       (72,613)          (1,850)      15,137,627        181,169
------------------------------------------------------------------------------------------------------------------------
AIM Total Return Bond Fund-
  Institutional Class         34,924,433       40,382,629      (366,607)         754,963       75,701,779        971,394
------------------------------------------------------------------------------------------------------------------------
AIM Trimark Small Companies
  Fund- Institutional Class    7,789,461        7,659,506      (699,556)         409,384       15,303,216             --
========================================================================================================================
  Total                      $146,925,484    $157,712,167    $(4,071,994)     $2,186,602      $303,316,116    $1,950,294
________________________________________________________________________________________________________________________
========================================================================================================================


                              REALIZED
FUND                         GAIN (LOSS)
---------------------------
AIM High Yield Fund-
  Institutional Class         $  5,531
---------------------------
AIM International Core
  Equity Fund-
  Institutional Class           25,103
---------------------------
AIM International Growth
  Fund- Institutional Class    152,791
---------------------------
AIM Large Cap Basic Value
  Fund- Institutional Class     11,554
---------------------------
AIM Large Cap Growth Fund-
  Institutional Class           12,874
---------------------------
AIM Mid Cap Basic Value
  Fund- Institutional Class     50,788
---------------------------
AIM Mid Cap Stock Fund-
  Institutional Class           38,865
---------------------------
AIM Multi-Sector Fund-
  Institutional Class          115,751
---------------------------
AIM Short Term Bond Fund-
  Institutional Class             (182)
---------------------------
AIM Total Return Bond Fund-
  Institutional Class            6,361
---------------------------
AIM Trimark Small Companies
  Fund- Institutional Class    144,421
===========================
  Total                       $563,857
___________________________
===========================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended June 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $2,962.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $2,278 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the six months ended June 30, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2005 was $157,712,167 and $4,071,994, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $10,623,072
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           (18,023)
===============================================================================
Net unrealized appreciation of investment securities               $10,605,049
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $292,711,067.

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                                  APRIL 30, 2004
                                                                                                 (DATE OPERATIONS
                                                                   SIX MONTHS ENDED               COMMENCED) TO
                                                                    JUNE 30, 2005               DECEMBER 31, 2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,387,202    $ 80,009,592     6,787,469    $ 69,794,121
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,622,787      49,877,667     4,360,168      44,695,661
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,984,429      32,207,150     2,567,290      26,126,832
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        836,985       9,079,386       212,270       2,203,895
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              2,060          22,473        10,001         100,010
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        49,479         534,374
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        25,211         271,771
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        14,140         152,429
----------------------------------------------------------------------------------------------------------------------
  Class R                                                             --              --         1,256          13,567
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 --              --            97           1,051
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        200,444       2,171,905        56,416         586,979
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (201,303)     (2,171,905)      (56,538)       (586,979)
======================================================================================================================
Reacquired:
  Class A                                                       (786,364)     (8,535,742)     (336,672)     (3,493,176)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (370,276)     (3,996,446)     (111,200)     (1,159,466)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (312,700)     (3,374,866)      (66,234)       (697,565)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (263,654)     (2,883,595)      (15,092)       (160,693)
======================================================================================================================
                                                              14,099,610    $152,405,619    13,498,061    $138,382,811
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                           CLASS A
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.89            $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.07(a)            0.11(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.06               0.87
===============================================================================================
    Total from investment operations                               0.13               0.98
===============================================================================================
Less distributions:
  Dividends from net investment income                               --              (0.09)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --              (0.00)
===============================================================================================
    Total distributions                                              --              (0.09)
===============================================================================================
Net asset value, end of period                                 $  11.02            $ 10.89
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                    1.19%              9.85%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $147,145            $71,431
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                      0.40%(c)           0.40%(d)
-----------------------------------------------------------------------------------------------
  Without expense reimbursements                                   0.71%(c)           0.87%(d)
===============================================================================================
Estimated underlying fund expenses(e)                              0.92%              0.92%
===============================================================================================
Ratio of net investment income to average net assets               1.33%(c)           1.56%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(f)                                            2%                 1%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sale charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $108,527,734.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)  Not annualized for periods less than one year.

                                                                           CLASS B
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.87             $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.04(a)             0.06(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.04                0.88
===============================================================================================
    Total from investment operations                              0.08                0.94
===============================================================================================
Less distributions:
  Dividends from net investment income                              --               (0.07)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.00)
===============================================================================================
    Total distributions                                             --               (0.07)
===============================================================================================
Net asset value, end of period                                 $ 10.95             $ 10.87
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   0.74%               9.44%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $90,583             $45,846
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                     1.05%(c)            1.05%(d)
-----------------------------------------------------------------------------------------------
  Without expense reimbursements                                  1.36%(c)            1.52%(d)
===============================================================================================
Estimated underlying fund expenses(e)                             0.92%               0.92%
===============================================================================================
Ratio of net investment income to average net assets              0.68%(c)            0.91%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(f)                                           2%                  1%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sale charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $68,636,016.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)  Not annualized for periods less than one year.

                                                                           CLASS C
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.87             $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.04(a)             0.06(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.04                0.88
===============================================================================================
    Total from investment operations                              0.08                0.94
===============================================================================================
Less distributions:
  Dividends from net investment income                              --               (0.07)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.00)
===============================================================================================
    Total distributions                                             --               (0.07)
===============================================================================================
Net asset value, end of period                                 $ 10.95             $ 10.87
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   0.74%               9.44%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $56,822             $27,339
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                     1.05%(c)            1.05%(d)
-----------------------------------------------------------------------------------------------
  Without expense reimbursements                                  1.36%(c)            1.52%(d)
===============================================================================================
Estimated underlying fund expenses(e)                             0.92%               0.92%
===============================================================================================
Ratio of net investment income to average net assets              0.68%(c)            0.91%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(f)                                           2%                  1%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sale charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $43,970,684.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)  Not annualized for periods less than one year.

                                                                           CLASS R
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.89              $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.06(a)             0.10(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.05                0.88
===============================================================================================
    Total from investment operations                              0.11                0.98
===============================================================================================
Less distributions:
  Dividends from net investment income                              --               (0.09)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.00)
===============================================================================================
    Total distributions                                             --               (0.09)
===============================================================================================
Net asset value, end of period                                  $11.00              $10.89
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   1.01%               9.80%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $8,491              $2,161
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                     0.55%(c)            0.55%(d)
-----------------------------------------------------------------------------------------------
  Without expense reimbursements                                  0.86%(c)            1.02%(d)
===============================================================================================
Estimated underlying fund expenses(e)                             0.92%               0.92%
===============================================================================================
Ratio of net investment income to average net assets              1.18%(c)            1.41%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(f)                                           2%                  1%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $5,404,123.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)  Not annualized for periods less than one year.

                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                APRIL 30, 2004
                                                              SIX MONTHS       (DATE OPERATIONS
                                                                ENDED           COMMENCED) TO
                                                               JUNE 30,          DECEMBER 31,
                                                                 2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.91              $10.00
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.09(a)             0.13(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.05                0.88
===============================================================================================
    Total from investment operations                              0.14                1.01
===============================================================================================
Less distributions:
  Dividends from net investment income                              --               (0.10)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               (0.00)
===============================================================================================
    Total distributions                                             --               (0.10)
===============================================================================================
Net asset value, end of period                                  $11.05              $10.91
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   1.28%              10.16%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  134              $  110
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements                                     0.05%(c)            0.05%(d)
-----------------------------------------------------------------------------------------------
  Without expense reimbursements                                  0.18%(c)            0.40%(d)
===============================================================================================
Estimated underlying fund expenses(e)                             0.92%               0.92%
===============================================================================================
Ratio of net investment income to average net assets              1.68%(c)            1.91%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(f)                                           2%                  1%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $113,554.
(d)  Annualized.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)  Not annualized for periods less than one year.

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                           MARKET
                                               SHARES      VALUE
-------------------------------------------------------------------
MUTUAL FUNDS-100.04%(a)

AIM Dynamics Fund-Institutional
  Class-5.04%(b)                               29,119    $  494,730
-------------------------------------------------------------------
AIM High Yield Fund-Institutional
  Class-10.05%                                 221,916      987,527
-------------------------------------------------------------------
AIM International Core Equity
  Fund-Institutional Class-10.95%(b)           95,405     1,075,210
-------------------------------------------------------------------
AIM International Growth Fund-Institutional
  Class-10.98%(b)                              52,460     1,078,055
-------------------------------------------------------------------
AIM Large Cap Basic Value Fund-Institutional
  Class-13.95%(b)                              101,199    1,370,233
-------------------------------------------------------------------
AIM Large Cap Growth Fund-Institutional
  Class-16.49%(b)                              163,739    1,619,380
-------------------------------------------------------------------
AIM Mid Cap Basic Value Fund-Institutional
  Class-5.03%(b)                               36,635       494,576
-------------------------------------------------------------------

                                                           MARKET
                                               SHARES      VALUE
-------------------------------------------------------------------

AIM Multi-Sector Fund-Institutional
  Class-7.48%                                  32,088    $  734,483
-------------------------------------------------------------------
AIM Real Estate Fund-Institutional
  Class-2.51%                                   9,114       247,082
-------------------------------------------------------------------
AIM Small Cap Equity Fund-Institutional
  Class-7.58%(b)                               58,365       744,157
-------------------------------------------------------------------
AIM Total Return Bond Fund-Institutional
  Class-9.98%                                  92,676       980,515
===================================================================
    Total Mutual Funds (Cost $9,715,955)                  9,825,948
===================================================================
TOTAL INVESTMENTS-100.04% (Cost $9,715,955)               9,825,948
===================================================================
OTHER ASSETS LESS LIABILITIES-(0.04%)                        (4,226)
===================================================================
NET ASSETS-(100%)                                        $9,821,722
___________________________________________________________________
===================================================================

Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor. See Note 3.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments in affiliated underlying funds, at
  market value (cost $9,715,955)                $ 9,825,948
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  259,111
-----------------------------------------------------------
  Fund expenses absorbed                             28,727
-----------------------------------------------------------
Other assets                                          3,485
===========================================================
    Total assets                                 10,117,271
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             259,111
-----------------------------------------------------------
Accrued distribution fees                             3,637
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              108
-----------------------------------------------------------
Accrued operating expenses                           32,693
===========================================================
    Total liabilities                               295,549
===========================================================
Net assets applicable to shares outstanding     $ 9,821,722
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $ 9,707,078
-----------------------------------------------------------
Undistributed net investment income                   3,329
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities                               1,322
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                        109,993
===========================================================
                                                $ 9,821,722
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $ 4,907,804
___________________________________________________________
===========================================================
Class B                                         $ 3,636,245
___________________________________________________________
===========================================================
Class C                                         $ 1,143,726
___________________________________________________________
===========================================================
Class R                                         $    81,293
___________________________________________________________
===========================================================
Institutional Class                             $    52,654
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                             463,485
___________________________________________________________
===========================================================
Class B                                             343,759
___________________________________________________________
===========================================================
Class C                                             108,198
___________________________________________________________
===========================================================
Class R                                               7,683
___________________________________________________________
===========================================================
Institutional Class                                   4,971
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.59
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.59 divided by
      94.50%)                                   $     11.21
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.58
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.57
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     10.58
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     10.59
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period April 29, 2005 (Date operations commenced) through June 30, 2005 (Unaudited)

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $  8,834
======================================================================

EXPENSES:

Administrative services fees                                     8,630
----------------------------------------------------------------------
Custodian fees                                                   1,200
----------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,053
----------------------------------------------------------------------
  Class B                                                        2,882
----------------------------------------------------------------------
  Class C                                                          700
----------------------------------------------------------------------
  Class R                                                           56
----------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                         918
----------------------------------------------------------------------
Trustees' and officer's fees and benefits                        2,671
----------------------------------------------------------------------
Reports to shareholders                                         11,000
----------------------------------------------------------------------
Professional services fees                                      18,962
----------------------------------------------------------------------
Other                                                            3,654
======================================================================
    Total expenses                                              51,726
======================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (46,221)
======================================================================
    Net expenses                                                 5,505
======================================================================
Net investment income                                            3,329
======================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from affiliated underlying funds               1,322
======================================================================
Change in net unrealized appreciation of affiliated
  underlying funds                                             109,993
======================================================================
Net gain from affiliated underlying funds                      111,315
======================================================================
Net increase in net assets resulting from operations          $114,644
______________________________________________________________________
======================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period April 29, 2005 (Date operations commenced) through June 30, 2005 (Unaudited)

                                                                 JUNE 30,
                                                                   2005
--------------------------------------------------------------------------
OPERATIONS:

  Net investment income from affiliated underlying funds        $    3,329
--------------------------------------------------------------------------
  Net realized gain from affiliated underlying funds                 1,322
--------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying funds                                               109,993
==========================================================================
    Net increase in net assets resulting from operations           114,644
==========================================================================
Share transactions-net:
  Class A                                                        4,858,770
--------------------------------------------------------------------------
  Class B                                                        3,583,848
--------------------------------------------------------------------------
  Class C                                                        1,136,076
--------------------------------------------------------------------------
  Class R                                                           78,374
--------------------------------------------------------------------------
  Institutional Class                                               50,010
==========================================================================
    Net increase in net assets resulting from share
     transactions                                                9,707,078
==========================================================================
    Net increase in net assets                                   9,821,722
==========================================================================

NET ASSETS:

  Beginning of period                                                   --
==========================================================================
  End of period (including undistributed net investment
    income of $3,329)                                           $9,821,722
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Moderate Growth Allocation Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on April 29, 2005.

    The Fund's investment objective is to provide long-term growth of capital consistent with a higher level of risk relative to the broad stock market. The Fund is a "fund of funds," in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the underlying funds' net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the underlying funds' Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the underlying funds' officers following procedures approved by the underlying funds' Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.12% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the limit stated above:
(i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    For the period April 29, 2005 (date operations commenced) through June 30, 2005, AIM waived fees of $45,303 and reimbursed expenses of $918.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the period April 29, 2005 (date operations commenced) through June 30, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the period April 29, 2005 (date operations commenced) through June 30, 2005, AIM was paid $8,630.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the period April 29, 2005 (date operations commenced) through June 30, 2005, the Fund paid AISI $0 for Class A, Class B, Class C and Class R share classes and $0 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B,

Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period April 29, 2005 (date operations commenced) through June 30, 2005, the Class A, Class B, Class C and Class R shares paid $1,053, $2,882, $700 and $56, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 29, 2005 (date operations commenced) through June 30, 2005, ADI advised the Fund that it retained $6,629 in front-end sales commissions from the sale of Class A shares and $0, $191, $0 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund and the mutual funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated mutual funds for the period April 29, 2005 (date operations commenced) through June 30, 2005.

                                                                          UNREALIZED       CHANGE IN
                            MARKET VALUE    PURCHASES      PROCEEDS      APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                          04/29/05       AT COST      FROM SALES    (DEPRECIATION)      06/30/05       INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
AIM Dynamics Fund-
  Institutional Class          $   --       $  485,356     $ (3,190)       $ 12,339        $  494,730      $   --       $  225
---------------------------------------------------------------------------------------------------------------------------------
AIM High Yield
  Fund-Institutional Class         --          976,001         (963)         12,471           987,527       5,290           18
---------------------------------------------------------------------------------------------------------------------------------
AIM International Core
  Equity Fund-
  Institutional Class              --        1,077,294         (144)         (1,943)        1,075,210          --            3
---------------------------------------------------------------------------------------------------------------------------------
AIM International Growth
  Fund- Institutional
  Class                            --        1,067,783       (2,773)         12,934         1,078,055          --          111
---------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Basic Value
  Fund- Institutional
  Class                            --        1,366,138         (184)          4,271         1,370,233          --            8
---------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap Growth Fund-
  Institutional Class              --        1,601,674         (222)         17,912         1,619,380          --           16
---------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Basic Value
  Fund- Institutional
  Class                            --          485,356       (2,523)         11,574           494,576          --          169
---------------------------------------------------------------------------------------------------------------------------------
AIM Muti-Sector
  Fund-Institutional Class         --          728,033       (8,042)         13,891           734,483          --          601
---------------------------------------------------------------------------------------------------------------------------------
AIM Real Estate
  Fund-Institutional Class         --          243,748       (1,911)          5,119           247,082       1,071          126
---------------------------------------------------------------------------------------------------------------------------------
AIM Small Cap Equity Fund-
  Institutional Class              --          728,034         (596)         16,675           744,157          --           44
---------------------------------------------------------------------------------------------------------------------------------
AIM Total Return Bond
  Fund- Institutional
  Class                            --          975,894         (130)          4,750           980,515       2,473            1
=================================================================================================================================
  Total                        $   --       $9,735,311     $(20,678)       $109,993        $9,825,948      $8,834       $1,322
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the period April 29, 2005 (date operations commenced) through June 30, 2005, the Fund paid legal fees of $219 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the period April 29, 2005 (date operations commenced) through June 30, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period April 29, 2005 (date operations commenced) through June 30, 2005 was $9,735,311 and $20,678, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $111,936
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (1,943)
==============================================================================
Net unrealized appreciation of investment securities                $109,993
______________________________________________________________________________
==============================================================================
Cost of investments is the same for tax and financial statement purposes.

NOTE 8--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                         CHANGES IN SHARES OUTSTANDING(a)
-----------------------------------------------------------------------------------
                                                                 APRIL 29, 2005
                                                                (DATE OPERATIONS
                                                                  COMMENCED) TO
                                                                  JUNE 30, 2005
                                                              ---------------------
                                                              SHARES       AMOUNT
-----------------------------------------------------------------------------------
Sold:
  Class A                                                     466,653    $4,892,359
-----------------------------------------------------------------------------------
  Class B                                                     348,268     3,630,749
-----------------------------------------------------------------------------------
  Class C                                                     108,358     1,137,743
-----------------------------------------------------------------------------------
  Class R                                                      7,683         78,374
-----------------------------------------------------------------------------------
  Institutional Class                                          4,971         50,010
===================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         45            472
-----------------------------------------------------------------------------------
  Class B                                                        (45)          (472)
===================================================================================
Reacquired:
  Class A                                                     (3,213)       (34,061)
-----------------------------------------------------------------------------------
  Class B                                                     (4,464)       (46,429)
-----------------------------------------------------------------------------------
  Class C                                                       (160)        (1,667)
===================================================================================
                                                              928,096    $9,707,078
___________________________________________________________________________________
===================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 5% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM, and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder are also owned beneficially.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                     CLASS A         CLASS B      CLASS C      CLASS R      INSTITUTIONAL CLASS
                                                    ---------       ---------    ---------    ---------    ----------------------
                                                             APRIL 29, 2005 (DATE OPERATIONS COMMENCED) TO JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $10.06          $10.06       $10.06       $10.06              $10.06
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                             0.02            0.00         0.00         0.01                0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                        0.51            0.52         0.51         0.51                0.51
=================================================================================================================================
    Total from investment operations                   0.53            0.52         0.51         0.52                0.53
=================================================================================================================================
Net asset value, end of period                       $10.59          $10.58       $10.57       $10.58              $10.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        5.27%           5.17%        5.07%        5.17%               5.27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $4,908          $3,636       $1,144       $   81              $   53
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With expense reimbursements(c)                       0.47%           1.12%        1.12%        0.62%               0.12%
---------------------------------------------------------------------------------------------------------------------------------
  Without expense reimbursements(c)                    7.28%           7.93%        7.93%        7.43%               6.79%
=================================================================================================================================
Estimated underlying fund expenses(d)                  0.93%           0.93%        0.93%        0.93%               0.93%
=================================================================================================================================
Ratio of net investment income to average net
  assets(c)                                            0.83%           0.18%        0.18%        0.68%               1.18%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                0%              0%           0%           0%                  0%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,743,339, $1,669,411, $405,622, $64,823 and $51,804 for Class A, Class
     B, Class C, Class R and the Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)


                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------
MUTUAL FUNDS-100.04%(A)

AIM Capital Development Fund-Institutional
  Class-2.52%                                  4,887    $   92,171
------------------------------------------------------------------
AIM High Yield Fund-Institutional Class-5.03%  41,377      184,126
------------------------------------------------------------------
AIM Intermediate Government
  Fund-Institutional Class-15.01%              61,741      548,874
------------------------------------------------------------------
AIM International Core Equity
  Fund-Institutional Class-4.98%               16,172      182,260
------------------------------------------------------------------
AIM International Growth Fund-Institutional
  Class-2.50%(b)                               4,446        91,361
------------------------------------------------------------------
AIM Large Cap Basic Value Fund-Institutional
  Class-11.23%(b)                              30,324      410,591
------------------------------------------------------------------
AIM Large Cap Growth Fund-Institutional
  Class-11.25%(b)                              41,623      411,655
------------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
------------------------------------------------------------------

MUTUAL FUNDS-(CONTINUED)

AIM Mid Cap Basic Value Fund-Institutional
  Class-5.04%(b)                               13,657   $  184,369
------------------------------------------------------------------
AIM Multi-Sector Fund-Institutional
  Class-2.50%                                  3,988        91,295
------------------------------------------------------------------
AIM Short Term Bond Fund-Institutional
  Class-14.99%                                 55,005      548,386
------------------------------------------------------------------
AIM Total Return Bond Fund-Institutional
  Class-24.99%                                 86,404      914,151
==================================================================
TOTAL INVESTMENTS-100.04% (Cost $3,636,397)              3,659,239
==================================================================
OTHER ASSETS LESS LIABILITIES-(0.04%)                       (1,568)
==================================================================
NET ASSETS-100.00%                                      $3,657,671
__________________________________________________________________
==================================================================

Notes to Schedule of Investments:

(a) The mutual funds and the Fund are affiliated by having the same investment advisor. See Note 3.
(b) Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments in affiliated underlying funds, at
  market value (cost $3,636,397)                 $3,659,239
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  225,354
-----------------------------------------------------------
  Fund expenses absorbed                             16,084
-----------------------------------------------------------
Other assets                                            876
===========================================================
     Total assets                                 3,901,553
___________________________________________________________
===========================================================


LIABILITIES:

Payables for investments purchased                  225,354
-----------------------------------------------------------
Accrued distribution fees                             1,320
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              108
-----------------------------------------------------------
Accrued operating expenses                           17,100
===========================================================
     Total liabilities                              243,882
===========================================================
Net assets applicable to shares outstanding      $3,657,671
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                    $3,628,367
-----------------------------------------------------------
Undistributed net investment income                   4,905
-----------------------------------------------------------
Undistributed net realized gain from investment
  securities                                          1,557
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                         22,842
===========================================================
                                                 $3,657,671
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                          $2,020,675
___________________________________________________________
===========================================================
Class B                                          $1,098,914
___________________________________________________________
===========================================================
Class C                                          $  419,802
___________________________________________________________
===========================================================
Class R                                          $   66,751
___________________________________________________________
===========================================================
Institutional Class                              $   51,529
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                             195,589
___________________________________________________________
===========================================================
Class B                                             106,540
___________________________________________________________
===========================================================
Class C                                              40,685
___________________________________________________________
===========================================================
Class R                                               6,464
___________________________________________________________
===========================================================
Institutional Class                                   4,986
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                      $    10.33
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.33 divided by
       94.50%)                                   $    10.93
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share   $    10.31
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share   $    10.32
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share   $    10.33
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share   $    10.33
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period April 29, 2005 (Date operations commenced) through June 30, 2005 (Unaudited)

INVESTMENT INCOME:

Dividends from affiliated underlying funds                    $  7,036
======================================================================

EXPENSES:

Administrative services fees                                     8,630
----------------------------------------------------------------------
Custodian fees                                                   1,100
----------------------------------------------------------------------
Distribution fees:
  Class A                                                          424
----------------------------------------------------------------------
  Class B                                                        1,093
----------------------------------------------------------------------
  Class C                                                          195
----------------------------------------------------------------------
  Class R                                                           45
----------------------------------------------------------------------
Transfer agent fees - Class A, B, C and R                          295
----------------------------------------------------------------------
Trustees' and officer's fees and benefits                        2,668
----------------------------------------------------------------------
Reports to shareholders                                          3,000
----------------------------------------------------------------------
Professional services fees                                      13,219
----------------------------------------------------------------------
Other                                                            1,624
======================================================================
    Total expenses                                              32,293
======================================================================
Less: Fees waived and expenses reimbursed                      (30,162)
======================================================================
    Net expenses                                                 2,131
======================================================================
Net investment income                                            4,905
======================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from affiliated underlying funds               1,557
======================================================================
Change in net unrealized appreciation of affiliated
  underlying funds                                              22,842
======================================================================
Net gain from affiliated underlying funds                       24,399
======================================================================
Net increase in net assets resulting from operations          $ 29,304
______________________________________________________________________
======================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period April 29, 2005 (Date operations commenced) through June 30, 2005 (Unaudited)

                                                                   2005
--------------------------------------------------------------------------
OPERATIONS:

  Net investment income from affiliated underlying funds        $    4,905
--------------------------------------------------------------------------
  Net realized gain from affiliated underlying funds                 1,557
--------------------------------------------------------------------------
  Change in net unrealized appreciation of affiliated
    underlying funds                                                22,842
==========================================================================
    Net increase in net assets resulting from operations            29,304
==========================================================================
Share transactions-net:
  Class A                                                        2,009,165
--------------------------------------------------------------------------
  Class B                                                        1,086,465
--------------------------------------------------------------------------
  Class C                                                          417,464
--------------------------------------------------------------------------
  Class R                                                           65,263
--------------------------------------------------------------------------
  Institutional Class                                               50,010
==========================================================================
    Net increase in net assets resulting from share
     transactions                                                3,628,367
==========================================================================
    Net increase in net assets                                   3,657,671
==========================================================================

NET ASSETS:

  Beginning of period                                                   --
==========================================================================
  End of period (including undistributed net investment
    income of $4,905)                                           $3,657,671
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Moderately Conservative Allocation Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on April 29, 2005.

    The Fund's investment objective is to provide total return consistent with a lower level of risk relative to the broad stock market. The Fund is a "fund of funds," in that it invests in the Institutional Class of other mutual funds ("underlying funds") advised by A I M Advisors, Inc. ("AIM"). AIM may change the Fund's asset class allocations, the underlying funds or the target weightings in the underlying funds without shareholder approval. The underlying funds may engage in a number of investment techniques and practices, which involve certain risks. Each underlying fund's accounting policies are outlined in the underlying fund's financial statements and are available upon request.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Investments in underlying funds are valued at the end of the day net asset value per share.

       Securities in the underlying funds, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the underlying funds' net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the underlying funds' Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the underlying funds' officers following procedures approved by the underlying funds' Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Distributions from income from underlying funds, if any, are recorded as dividend income on ex-dividend date. Distributions from net realized capital gains from underlying funds, if any, are recorded as realized gains on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the underlying funds. The results of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.

       Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, the Fund pays advisory fees to AIM indirectly as a shareholder of the underlying funds.

    AIM has contractually agreed to reimburse expenses to the extent necessary to limit other expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 0.14% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to reimburse expenses, the following expenses are not taken into account, and could cause other expenses to exceed the limit stated above:
(i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    For the period April 29, 2005 (date operations commenced) through June 30, 2005, AIM waived fees of $29,867 and reimbursed expenses of $295.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the period April 29, 2005 (date operations commenced) through June 30, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the period April 29, 2005 (date operations commenced) through June 30, 2005, AIM was paid $8,630.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the period April 29, 2005 (date operations commenced) through June 30, 2005, the Fund paid AISI $295 for Class A, Class B, Class C and Class R share classes and $0 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the

Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period April 29, 2005 (date operations commenced) through June 30, 2005, the Class A, Class B, Class C and Class R shares paid $424, $1,093, $195 and $45, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 29, 2005 (date operations commenced) through June 30, 2005, ADI advised the Fund that it retained $5,956 in front-end sales commissions from the sale of Class A shares and $0, $0, $0 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.





    The underlying funds pay no distribution fees and the Fund pays no sales loads or other similar compensation to ADI for acquiring underlying fund shares.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund and the mutual funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated mutual funds for the period April 29, 2005 (date operations commenced) through June 30, 2005.


INVESTMENTS IN AFFILIATES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               04/29/05          AT COST          FROM SALES       (DEPRECIATION)      06/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
AIM Capital
  Development
  Fund-
  Institutional
  Class             $   --          $   92,442         $ (2,716)          $ 2,285         $   92,171       $   --        $  160
----------------------------------------------------------------------------------------------------------------------------------
AIM High Yield
  Fund-
  Institutional
  Class                 --             185,934           (4,179)            2,366            184,126        1,049             5
----------------------------------------------------------------------------------------------------------------------------------
AIM
  Intermediate
  Government
  Fund-
  Institutional
  Class                 --             559,656          (10,405)             (365)           548,874        2,128           (12)
----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Core Equity
  Fund-
  Institutional
  Class                 --             185,840           (3,490)             (152)           182,260           --            62
----------------------------------------------------------------------------------------------------------------------------------
AIM
  International
  Growth Fund-
  Institutional
  Class                 --              92,442           (2,336)            1,192             91,361           --            63
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Basic Value
  Fund-
  Institutional
  Class                 --             416,665           (7,928)            1,554            410,591           --           300
----------------------------------------------------------------------------------------------------------------------------------
AIM Large Cap
  Growth Fund-
  Institutional
  Class                 --             415,989           (9,693)            4,869            411,655           --           490
----------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap
  Basic Value-
  Institutional
  Class                 --             184,884           (5,307)            4,518            184,369           --           274
----------------------------------------------------------------------------------------------------------------------------------
AIM
  Multi-Sector
  Fund-
  Institutional
  Class                 --              92,442           (3,136)            1,808             91,295           --           181
----------------------------------------------------------------------------------------------------------------------------------
AIM Short Term
  Bond Fund-
  Institutional
  Class                 --             558,345          (10,409)              450            548,386        1,406            --
----------------------------------------------------------------------------------------------------------------------------------
AIM Total
  Return Bond
  Fund-
  Institutional
  Class                 --             927,176          (17,376)            4,317            914,151        2,453            34
==================================================================================================================================
  Total             $   --          $3,711,815         $(76,975)          $22,842         $3,659,239       $7,036        $1,557
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the period April 29, 2005 (date operations commenced) through June 30, 2005, the Fund paid legal fees of $219 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the period April 29, 2005 (date operations commenced) through June 30, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period April 29, 2005 (date operations commenced) through June 30, 2005 was $3,711,815 and $76,975, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities            $23,358
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities             (516)
===============================================================================
Net unrealized appreciation of investment securities                  $22,842
_______________________________________________________________________________
===============================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 8--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                          CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------
                                                                  APRIL 29, 2005
                                                                 (DATE OPERATIONS
                                                                  COMMENCED) TO
                                                                     JUNE 30,
                                                                       2005
                                                              ----------------------
                                                              SHARES        AMOUNT
------------------------------------------------------------------------------------
Sold:
  Class A                                                     195,721     $2,010,513
------------------------------------------------------------------------------------
  Class B                                                     106,540      1,086,465
------------------------------------------------------------------------------------
  Class C                                                      40,685        417,464
------------------------------------------------------------------------------------
  Class R                                                       6,464         65,263
------------------------------------------------------------------------------------
  Institutional Class                                           4,986         50,010
====================================================================================
Reacquired:
  Class A                                                        (132)        (1,348)
====================================================================================
                                                              354,264     $3,628,367
____________________________________________________________________________________
====================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 18% of the outstanding shares of the Fund. AIM Distributors may have an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.


                                                                                                                    INSTITUTIONAL
                                                            CLASS A       CLASS B       CLASS C       CLASS R           CLASS
                                                            ---------------------------------------------------------------------
                                                                 APRIL 29, 2005 (DATE OPERATIONS COMMENCED) TO JUNE 30, 2005
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $10.03        $10.03        $10.03        $10.03           $10.03
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.04(a)       0.03(a)       0.03(a)       0.04(a)          0.04(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)      0.26          0.25          0.26          0.26             0.26
=================================================================================================================================
    Total from investment operations                          0.30          0.28          0.29          0.30             0.30
=================================================================================================================================
Net asset value, end of period                              $10.33        $10.31        $10.32        $10.33           $10.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               2.99%         2.79%         2.89%         2.99%            2.99%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $2,021        $1,099        $  420        $   67           $   52
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements(c)           0.49%         1.14%         1.14%         0.64%            0.14%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(c)       11.76%        12.41%        12.41%        11.91%           11.30%
=================================================================================================================================
Estimated underlying fund expenses(d)                         0.76%         0.76%         0.76%         0.76%            0.76%
=================================================================================================================================
Ratio of net investment income to average net assets(c)       2.14%         1.49%         1.49%         1.99%            2.49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                       4%            4%            4%            4%               4%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges, if any, and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $701,532, $633,609, $113,146, $51,723 and $50,999 for Class A, Class B, Class C,
     Class R and Institutional Class, respectively.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

FINANCIALS

SCHEDULE OF INVESTMENTS

June 30, 2005
(Unaudited)

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.12%

AEROSPACE & DEFENSE-1.74%

Mercury Computer Systems, Inc.(a)                  484,800   $   13,268,976
---------------------------------------------------------------------------
United Industrial Corp.                            426,200       15,232,388
===========================================================================
                                                                 28,501,364
===========================================================================

AIR FREIGHT & LOGISTICS-1.50%

Forward Air Corp.                                  446,400       12,619,728
---------------------------------------------------------------------------
UTi Worldwide, Inc. (United Kingdom)(b)            170,000       11,835,400
===========================================================================
                                                                 24,455,128
===========================================================================

APPAREL RETAIL-4.24%

Aeropostale, Inc.(a)(b)                            501,100       16,836,960
---------------------------------------------------------------------------
bebe stores, inc.(b)                               393,262       10,409,645
---------------------------------------------------------------------------
Children's Place Retail Stores, Inc.
  (The)(a)(b)                                      298,400       13,926,328
---------------------------------------------------------------------------
Jos. A. Bank Clothiers, Inc.(a)                    480,174       20,791,534
---------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)(b)          317,000        7,287,830
===========================================================================
                                                                 69,252,297
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.85%

Warnaco Group, Inc. (The)(a)(b)                    599,700       13,943,025
===========================================================================

APPLICATION SOFTWARE-3.50%

ANSYS, Inc.(a)                                     123,300        4,378,383
---------------------------------------------------------------------------
Catapult Communications Corp.(a)                   344,700        5,880,582
---------------------------------------------------------------------------
Epicor Software Corp.(a)                           887,700       11,717,640
---------------------------------------------------------------------------
Macromedia, Inc.(a)                                587,200       22,442,784
---------------------------------------------------------------------------
MicroStrategy Inc.-Class A(a)(b)                   241,800       12,825,072
===========================================================================
                                                                 57,244,461
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.74%

Affiliated Managers Group, Inc.(a)(b)              176,500       12,060,245
===========================================================================

BIOTECHNOLOGY-2.85%

Affymetrix, Inc.(a)(b)                             242,400       13,072,632
---------------------------------------------------------------------------
Amylin Pharmaceuticals, Inc.(a)(b)                 414,700        8,679,671
---------------------------------------------------------------------------
Myriad Genetics, Inc.(a)(b)                        353,000        5,524,450
---------------------------------------------------------------------------
Protein Design Labs, Inc.(a)                       462,800        9,353,188
---------------------------------------------------------------------------
United Therapeutics Corp.(a)(b)                    205,500        9,905,100
===========================================================================
                                                                 46,535,041
===========================================================================

BROADCASTING & CABLE TV-0.59%

Radio One, Inc.-Class A(a)                         273,800        3,485,474
---------------------------------------------------------------------------
Radio One, Inc.-Class D(a)(b)                      480,100        6,130,877
===========================================================================
                                                                  9,616,351
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

CASINOS & GAMING-0.56%

Penn National Gaming, Inc.(a)                      250,000   $    9,125,000
===========================================================================

COMMUNICATIONS EQUIPMENT-3.04%

F5 Networks, Inc.(a)(b)                            181,406        8,568,712
---------------------------------------------------------------------------
NETGEAR, Inc.(a)                                   658,300       12,244,380
---------------------------------------------------------------------------
Plantronics, Inc.(b)                               241,500        8,780,940
---------------------------------------------------------------------------
Polycom, Inc.(a)(b)                                660,300        9,845,073
---------------------------------------------------------------------------
SafeNet, Inc.(a)(b)                                302,000       10,286,120
===========================================================================
                                                                 49,725,225
===========================================================================

COMPUTER & ELECTRONICS RETAIL-0.78%

GameStop Corp.-Class A(a)(b)                       391,900       12,819,049
===========================================================================

COMPUTER HARDWARE-0.69%

Avid Technology, Inc.(a)(b)                        212,200       11,306,016
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.59%

Toro Co. (The)                                     249,000        9,613,890
===========================================================================

CONSTRUCTION MATERIALS-1.07%

Eagle Materials Inc.(b)                            189,700       17,564,323
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.87%

Euronet Worldwide, Inc.(a)                         531,400       15,447,798
---------------------------------------------------------------------------
Global Payments Inc.(b)                            222,300       15,071,940
===========================================================================
                                                                 30,519,738
===========================================================================

DIVERSIFIED CHEMICALS-0.87%

FMC Corp.(a)(b)                                    252,400       14,169,736
===========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-2.75%

Corporate Executive Board Co. (The)                208,000       16,292,640
---------------------------------------------------------------------------
CoStar Group Inc.(a)(b)                            379,000       16,524,400
---------------------------------------------------------------------------
CRA International Inc.(a)(b)                       224,400       12,083,940
===========================================================================
                                                                 44,900,980
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.68%

Thomas & Betts Corp.(a)                            392,100       11,072,904
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-1.85%

Daktronics, Inc.(b)                                 31,600   $      632,316
---------------------------------------------------------------------------
FARO Technologies, Inc.(a)                         500,500       13,643,630
---------------------------------------------------------------------------
FLIR Systems, Inc.(a)(b)                           536,600       16,012,144
===========================================================================
                                                                 30,288,090
===========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.86%

Trimble Navigation Ltd.(a)(b)                      361,000       14,068,170
===========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.90%

Stericycle, Inc.(a)(b)                             291,600       14,673,312
===========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.90%

Scotts Miracle-Gro Co. (The)-Class A(a)(b)         207,100       14,747,591
===========================================================================

FOOD DISTRIBUTORS-0.94%

United Natural Foods, Inc.(a)(b)                   505,300       15,345,961
===========================================================================

FOOTWEAR-0.64%

Wolverine World Wide, Inc.                         435,600       10,458,756
===========================================================================

HEALTH CARE EQUIPMENT-6.49%

American Medical Systems Holdings, Inc.(a)         724,600       14,962,990
---------------------------------------------------------------------------
Integra LifeSciences Holdings(a)                   400,300       11,688,760
---------------------------------------------------------------------------
Intuitive Surgical, Inc.(a)(b)                     257,900       12,028,456
---------------------------------------------------------------------------
Mentor Corp.(b)                                    437,200       18,135,056
---------------------------------------------------------------------------
NuVasive, Inc.(a)                                  687,500       11,426,250
---------------------------------------------------------------------------
ResMed Inc.(a)(b)                                  191,100       12,610,689
---------------------------------------------------------------------------
Varian Inc.(a)(b)                                  305,200       11,533,508
---------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                      511,500       13,657,050
===========================================================================
                                                                106,042,759
===========================================================================

HEALTH CARE FACILITIES-2.75%

AmSurg Corp.(a)(b)                                 355,450        9,842,410
---------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                       398,500       20,132,220
---------------------------------------------------------------------------
VCA Antech, Inc.(a)(b)                             617,600       14,976,800
===========================================================================
                                                                 44,951,430
===========================================================================

HEALTH CARE SERVICES-2.75%

Advisory Board Co. (The)(a)                        200,000        9,748,000
---------------------------------------------------------------------------
Cerner Corp.(a)(b)                                 305,600       20,771,632
---------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)                   194,600       14,310,884
---------------------------------------------------------------------------
Per-Se Technologies, Inc.(a)                         8,186          172,070
===========================================================================
                                                                 45,002,586
===========================================================================

HEALTH CARE SUPPLIES-2.07%

Gen-Probe Inc.(a)(b)                               337,000       12,209,510
---------------------------------------------------------------------------
Immucor, Inc.(a)                                   380,244       11,008,064
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
HEALTH CARE SUPPLIES-(CONTINUED)

Millipore Corp.(a)(b)                              186,900   $   10,602,837
===========================================================================
                                                                 33,820,411
===========================================================================

HOME FURNISHINGS-0.91%

Tempur-Pedic International Inc.(a)                 671,600       14,896,088
===========================================================================

HOMEBUILDING-0.90%

Beazer Homes USA, Inc.(b)                          257,600       14,721,840
===========================================================================

HOTELS, RESORTS & CRUISE LINES-1.58%

Choice Hotels International, Inc.                  238,400       15,662,880
---------------------------------------------------------------------------
Kerzner International Ltd. (Bahamas)(a)            179,400       10,216,830
===========================================================================
                                                                 25,879,710
===========================================================================

HOUSEHOLD PRODUCTS-0.74%

Church & Dwight Co., Inc.(b)                       335,900       12,159,580
===========================================================================

HYPERMARKETS & SUPER CENTERS-0.82%

BJ's Wholesale Club, Inc.(a)(b)                    415,000       13,483,350
===========================================================================

INDUSTRIAL MACHINERY-3.04%

Actuant Corp.-Class A(a)                           219,100       10,503,654
---------------------------------------------------------------------------
Graco Inc.                                         267,600        9,117,132
---------------------------------------------------------------------------
IDEX Corp.                                         263,500       10,173,735
---------------------------------------------------------------------------
JLG Industries, Inc.(b)                            721,200       19,818,576
===========================================================================
                                                                 49,613,097
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.17%

NeuStar, Inc.-Class A(a)                           109,200        2,795,520
===========================================================================

INTERNET SOFTWARE & SERVICES-1.61%

Blue Coat Systems, Inc.(a)                         165,800        4,954,104
---------------------------------------------------------------------------
ValueClick, Inc.(a)                              1,026,900       12,661,677
---------------------------------------------------------------------------
Websense, Inc.(a)(b)                               182,300        8,759,515
===========================================================================
                                                                 26,375,296
===========================================================================

INVESTMENT BANKING & BROKERAGE-0.56%

Jefferies Group, Inc.(b)                           241,500        9,150,435
===========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.51%

iShares Nasdaq Biotechnology Index Fund(b)         123,900        8,412,810
===========================================================================

IT CONSULTING & OTHER SERVICES-1.33%

MPS Group, Inc.(a)                                 974,900        9,183,558
---------------------------------------------------------------------------
Sapient Corp.(a)                                 1,574,000       12,481,820
===========================================================================
                                                                 21,665,378
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

LEISURE PRODUCTS-2.56%

Marvel Enterprises, Inc.(a)                        681,500   $   13,439,180
---------------------------------------------------------------------------
Nautilus, Inc.(b)                                  615,500       17,541,750
---------------------------------------------------------------------------
RC2 Corp.(a)                                       288,300       10,831,431
===========================================================================
                                                                 41,812,361
===========================================================================

MANAGED HEALTH CARE-0.55%

Centene Corp.(a)(b)                                268,400        9,012,872
===========================================================================

MARINE-0.48%

Kirby Corp.(a)                                     172,200        7,766,220
===========================================================================

MOVIES & ENTERTAINMENT-1.51%

Imax Corp. (Canada)(a)(b)                        1,017,100       10,109,974
---------------------------------------------------------------------------
Lions Gate Entertainment Corp. (Canada)(a)(b)    1,414,900       14,516,874
===========================================================================
                                                                 24,626,848
===========================================================================

MULTI-LINE INSURANCE-0.65%

HCC Insurance Holdings, Inc.                       280,400       10,618,748
===========================================================================

OIL & GAS DRILLING-0.96%

Unit Corp.(a)(b)                                   355,100       15,627,951
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.59%

Cal Dive International, Inc.(a)(b)                 340,800       17,847,696
---------------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)            432,700       11,605,014
---------------------------------------------------------------------------
FMC Technologies, Inc.(a)(b)                       402,500       12,867,925
===========================================================================
                                                                 42,320,635
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.84%

Encore Acquisition Co.(a)                          354,200       14,522,200
---------------------------------------------------------------------------
Range Resources Corp.                              578,800       15,569,720
===========================================================================
                                                                 30,091,920
===========================================================================

PHARMACEUTICALS-1.27%

First Horizon Pharmaceutical Corp.(a)              563,800       10,734,752
---------------------------------------------------------------------------
MGI Pharma, Inc.(a)(b)                             463,700       10,090,112
===========================================================================
                                                                 20,824,864
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.63%

ProAssurance Corp.(a)(b)                           245,800       10,264,608
===========================================================================

REAL ESTATE-1.20%

BioMed Realty Trust, Inc.                          221,500        5,282,775
---------------------------------------------------------------------------
Pan Pacific Retail Properties, Inc.                214,700       14,251,786
===========================================================================
                                                                 19,534,561
===========================================================================

REGIONAL BANKS-4.00%

Amegy Bancorp., Inc.(b)                            564,800       12,640,224
---------------------------------------------------------------------------
East West Bancorp, Inc.(b)                         380,100       12,767,559
---------------------------------------------------------------------------
PrivateBancorp, Inc.(b)                            244,000        8,632,720
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

SVB Financial Group(a)(b)                          329,100   $   15,763,890
---------------------------------------------------------------------------
Texas Capital Bancshares, Inc.(a)                  363,500        7,175,490
---------------------------------------------------------------------------
Texas Regional Bancshares, Inc.-Class A            276,200        8,418,576
===========================================================================
                                                                 65,398,459
===========================================================================

RESTAURANTS-4.32%

Jack in the Box Inc.(a)(b)                         387,900       14,709,168
---------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)(b)              294,900       17,393,202
---------------------------------------------------------------------------
Panera Bread Co.-Class A(a)(b)                     133,400        8,282,139
---------------------------------------------------------------------------
RARE Hospitality International, Inc.(a)(b)         470,400       14,333,088
---------------------------------------------------------------------------
Sonic Corp.(a)                                     519,800       15,869,494
===========================================================================
                                                                 70,587,091
===========================================================================

SEMICONDUCTOR EQUIPMENT-2.42%

FormFactor Inc.(a)                                 511,000       13,500,620
---------------------------------------------------------------------------
Tessera Technologies Inc.(a)(b)                    405,000       13,531,050
---------------------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(a)(b)                           339,300       12,554,100
===========================================================================
                                                                 39,585,770
===========================================================================

SEMICONDUCTORS-2.32%

ARM Holdings PLC-ADR (United Kingdom)(b)         2,247,845       13,801,768
---------------------------------------------------------------------------
Microsemi Corp.(a)                                 871,752       16,388,938
---------------------------------------------------------------------------
Semtech Corp.(a)(b)                                114,600        1,908,090
---------------------------------------------------------------------------
Sigmatel Inc.(a)(b)                                334,900        5,746,884
===========================================================================
                                                                 37,845,680
===========================================================================

SPECIALTY STORES-2.17%

Guitar Center, Inc.(a)(b)                          210,600       12,292,722
---------------------------------------------------------------------------
Regis Corp.                                        303,600       11,864,688
---------------------------------------------------------------------------
Steiner Leisure Ltd. (Bahamas)(a)(b)               303,200       11,239,624
===========================================================================
                                                                 35,397,034
===========================================================================

STEEL-0.73%

Carpenter Technology Corp.                         231,700       12,002,060
===========================================================================

SYSTEMS SOFTWARE-1.52%

Internet Security Systems, Inc.(a)(b)              647,050       13,128,645
---------------------------------------------------------------------------
Macrovision Corp.(a)(b)                            522,500       11,777,150
===========================================================================
                                                                 24,905,795
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.65%

Hughes Supply, Inc.(b)                             411,900       11,574,390
---------------------------------------------------------------------------
MSC Industrial Direct Co., Inc.-Class A            454,800       15,349,500
===========================================================================
                                                                 26,923,890
===========================================================================

TRUCKING-2.46%

Heartland Express, Inc.(b)                         458,400        8,906,712
---------------------------------------------------------------------------
Knight Transportation, Inc.(b)                     377,200        9,177,276
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Old Dominion Freight Line, Inc.(a)                 302,800   $    8,124,124
---------------------------------------------------------------------------
Swift Transportation Co., Inc.(a)                  604,300       14,074,147
===========================================================================
                                                                 40,282,259
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.06%

Alamosa Holdings, Inc.(a)(b)                     1,244,000       17,291,600
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,233,962,928)                         1,603,698,169
===========================================================================

MONEY MARKET FUNDS-0.20%

Liquid Assets Portfolio-Institutional
  Class(c)                                       1,604,407        1,604,407
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)      1,604,407        1,604,407
===========================================================================
    Total Money Market Funds (Cost
      $3,208,814)                                                 3,208,814
===========================================================================
TOTAL INVESTMENTS-98.32% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,237,171,742)                                             1,606,906,983
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-31.80%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  259,866,765   $  259,866,765
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(c)(d)                                  259,866,765      259,866,765
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $519,733,530)                                       519,733,530
===========================================================================
TOTAL INVESTMENTS-130.12% (Cost
  $1,756,905,272)                                             2,126,640,513
===========================================================================
OTHER ASSETS LESS LIABILITIES-(30.12%)                         (492,264,937)
===========================================================================
NET ASSETS-100.00%                                           $1,634,375,576
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at June 30, 2005.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,233,962,928)*                            $1,603,698,169
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $522,942,344)                            522,942,344
============================================================
    Total investments (cost $1,756,905,272)    2,126,640,513
============================================================
Receivables for:
  Investments sold                                58,281,850
------------------------------------------------------------
  Investments sold to affiliates                   1,051,240
------------------------------------------------------------
  Fund shares sold                                 1,735,931
------------------------------------------------------------
  Dividends                                          351,873
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                43,762
------------------------------------------------------------
Other assets                                          65,029
============================================================
    Total assets                               2,188,170,198
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            9,141,152
------------------------------------------------------------
  Fund shares reacquired                          23,351,789
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 100,842
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       519,733,530
------------------------------------------------------------
Accrued distribution fees                            592,167
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               293
------------------------------------------------------------
Accrued transfer agent fees                          727,152
------------------------------------------------------------
Accrued operating expenses                           147,697
============================================================
    Total liabilities                            553,794,622
============================================================
Net assets applicable to shares outstanding   $1,634,375,576
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,257,987,670
------------------------------------------------------------
Undistributed net investment income (loss)        (8,988,017)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities                           15,640,682
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     369,735,241
============================================================
                                              $1,634,375,576
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,317,363,266
____________________________________________________________
============================================================
Class B                                       $  128,149,741
____________________________________________________________
============================================================
Class C                                       $   33,702,255
____________________________________________________________
============================================================
Class R                                       $   19,118,672
____________________________________________________________
============================================================
Institutional Class                           $  136,041,642
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           47,105,407
____________________________________________________________
============================================================
Class B                                            4,932,949
____________________________________________________________
============================================================
Class C                                            1,297,954
____________________________________________________________
============================================================
Class R                                              689,075
____________________________________________________________
============================================================
Institutional Class                                4,785,421
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        27.97
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $27.97 divided by
      94.50%)                                 $        29.60
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        25.98
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        25.97
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        27.75
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        28.43
____________________________________________________________
============================================================

* At June 30, 2005, securities with an aggregate market value of $501,481,933 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,857)          $  1,937,877
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $1,385,046 after compensation
  to counterparties of $3,982,930)                               1,777,293
==========================================================================
    Total investment income                                      3,715,170
==========================================================================

EXPENSES:

Advisory fees                                                    5,767,732
--------------------------------------------------------------------------
Administrative services fees                                       202,135
--------------------------------------------------------------------------
Custodian fees                                                      79,754
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,377,475
--------------------------------------------------------------------------
  Class B                                                          666,420
--------------------------------------------------------------------------
  Class C                                                          178,097
--------------------------------------------------------------------------
  Class R                                                           46,687
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                         3,725,041
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          54,019
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           30,189
--------------------------------------------------------------------------
Other                                                              225,302
==========================================================================
    Total expenses                                              13,352,851
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (716,306)
==========================================================================
    Net expenses                                                12,636,545
==========================================================================
Net investment income (loss)                                    (8,921,375)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities (includes gains
  from securities sold to affiliates of $455,846)              129,654,259
--------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (94,671,539)
==========================================================================
Net gain from investment securities                             34,982,720
==========================================================================
Net increase in net assets resulting from operations          $ 26,061,345
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (8,921,375)   $  (22,312,120)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures
    contracts and option contracts                               129,654,259       143,771,500
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts and option
    contracts                                                    (94,671,539)      (19,550,976)
==============================================================================================
    Net increase in net assets resulting from operations          26,061,345       101,908,404
==============================================================================================
Share transactions-net:
  Class A                                                       (196,069,989)     (192,987,130)
----------------------------------------------------------------------------------------------
  Class B                                                        (22,552,985)      (41,206,105)
----------------------------------------------------------------------------------------------
  Class C                                                         (7,505,965)      (11,365,203)
----------------------------------------------------------------------------------------------
  Class R                                                           (672,011)        9,247,057
----------------------------------------------------------------------------------------------
  Institutional Class                                             20,817,109        (3,899,271)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (205,983,841)     (240,210,652)
==============================================================================================
    Net increase (decrease) in net assets                       (179,922,496)     (138,302,248)
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,814,298,072     1,952,600,320
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(8,988,017) and $(66,642),
    respectively)                                             $1,634,375,576    $1,814,298,072
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective as of the close of business on March 18, 2002, the Fund's shares were offered on a limited basis to certain investors.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to substitute such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $500 million                                              0.725%
----------------------------------------------------------------------
Next $500 million                                               0.70%
----------------------------------------------------------------------
Next $500 million                                               0.675%
----------------------------------------------------------------------
Over $1.5 billion                                               0.65%
______________________________________________________________________
======================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2005, AIM waived fees of $4,328.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended June 30, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $9,011.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2005, AIM was paid $202,135.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended June 30, 2005, the Fund paid AISI $3,725,041 for Class A, Class B, Class C and Class R share classes and $54,019 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Effective July 1, 2005, the Trustees approved a permanent reduction in the annual rate payable by the Fund to ADI to 0.25% of the average daily net assets of Class A shares. Of these amounts, to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Through June 30, 2005, during the periods the Fund was offered on a limited basis, ADI had agreed to waive 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the six months ended June 30, 2005, the Class A, Class B, Class C and Class R shares paid $1,698,196, $666,420, $178,097 and $46,687, respectively, after
ADI waived Plan fees of $679,279 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended June 30, 2005, ADI advised the Fund that it retained $13,652 in front-end sales commissions from the sale of Class A shares and $771, $15,905, $1,250 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                    12/31/04        AT COST        FROM SALES      (DEPRECIATION)      06/30/05       INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class               $12,837,129     $140,008,077    $(151,240,799)      $     --        $1,604,407     $195,051      $     --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                12,837,129      140,008,077     (151,240,799)            --         1,604,407      197,196            --
=================================================================================================================================
  Subtotal            $25,674,258     $280,016,154    $(302,481,598)      $     --        $3,208,814     $392,247      $     --
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                      MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND                    12/31/04        AT COST        FROM SALES      (DEPRECIATION)      06/30/05        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class               $205,833,934    $273,994,216    $(219,961,385)      $     --       $259,866,765     $  687,059     $     --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class               205,833,935      273,994,215     (219,961,385)            --        259,866,765        697,987           --
===================================================================================================================================
  Subtotal            $411,667,869    $547,988,431    $(439,922,770)      $     --       $519,733,530     $1,385,046     $     --
===================================================================================================================================
  Total               $437,342,127    $828,004,585    $(742,404,368)      $     --       $522,942,344     $1,777,293     $     --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

*Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2005, the Fund engaged in securities purchases of $339,783 and sales of $4,108,852, which resulted in net realized gains of $455,846.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $23,688.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended June 30, 2005, the Fund paid legal fees of $5,241 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At June 30, 2005, securities with an aggregate value of $501,481,933 were on loan to brokers. The loans were secured by cash collateral of $519,733,530 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended June 30, 2005, the Fund received dividends on cash collateral of $1,385,046 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                               $ 73,388,721
-----------------------------------------------------------------------------
December 31, 2011                                                 40,026,936
=============================================================================
Total capital loss carryforward                                 $113,415,657
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2005 was $388,062,802 and $600,913,503, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $407,963,169
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (38,476,785)
==============================================================================
Net unrealized appreciation of investment securities             $369,486,384
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,757,154,129.

NOTE 11--SHARE INFORMATION

The Fund currently consists of five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(A)
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2005                 DECEMBER 31, 2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,122,317    $ 218,690,104     24,314,386    $ 628,943,607
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          83,357        2,079,941        287,423        6,942,558
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                          82,184        2,051,604        266,409        6,403,144
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         167,591        4,476,864        553,344       14,127,974
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           1,294,205       35,866,657      1,807,401       46,669,980
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         106,664        2,864,146        267,852        6,898,694
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (114,608)      (2,864,146)      (286,124)      (6,898,694)
==========================================================================================================================
Reacquired:
  Class A                                                     (15,447,449)    (417,624,239)   (32,593,314)    (828,829,431)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (870,050)     (21,768,780)    (1,739,802)     (41,249,969)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (382,354)      (9,557,569)      (740,566)     (17,768,347)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (193,500)      (5,148,875)      (190,940)      (4,880,917)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (552,695)     (15,049,548)    (1,936,260)     (50,569,251)
==========================================================================================================================
                                                               (7,704,338)   $(205,983,841)    (9,990,191)   $(240,210,652)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 19% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                                 YEAR ENDED DECEMBER 31,
                                            JUNE 30,        ---------------------------------------------------------------------
                                              2005             2004          2003            2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   27.46        $    25.71    $    18.47       $  25.67       $  29.81       $  31.87
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.14)(a)         (0.32)        (0.21)(a)      (0.19)(a)      (0.18)(a)      (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.65              2.07          7.45          (7.01)         (3.93)         (0.12)
=================================================================================================================================
    Total from investment operations            0.51              1.75          7.24          (7.20)         (4.11)         (0.25)
=================================================================================================================================
Less distributions:
  Distributions from net realized gains           --                --            --             --          (0.03)         (1.81)
=================================================================================================================================
Net asset value, end of period             $   27.97        $    27.46    $    25.71       $  18.47       $  25.67       $  29.81
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 1.86%             6.81%        39.20%        (28.05)%       (13.79)%        (0.74)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $1,317,363       $1,491,940    $1,602,724       $790,700       $679,104       $566,458
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                              1.49%(c)          1.40%         1.27%          1.35%          1.31%          1.13%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                              1.59%(c)          1.51%         1.37%          1.43%          1.39%          1.23%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (1.04)%(c)        (1.12)%       (0.98)%        (0.91)%        (0.70)%        (0.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                        24%               69%           32%            22%            37%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $1,369,815,685.
(d)  Not annualized for periods less than one year.

                                                                                   CLASS B
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                                YEAR ENDED DECEMBER 31,
                                             JUNE 30,        --------------------------------------------------------------------
                                               2005            2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  25.61        $  24.15       $  17.49       $  24.48       $  28.64       $  30.92
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.22)(a)       (0.52)         (0.35)(a)      (0.33)(a)      (0.35)(a)      (0.40)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.59            1.98           7.01          (6.66)         (3.78)         (0.07)
=================================================================================================================================
    Total from investment operations             0.37            1.46           6.66          (6.99)         (4.13)         (0.47)
=================================================================================================================================
Less distributions from net realized gains         --              --             --             --          (0.03)         (1.81)
=================================================================================================================================
Net asset value, end of period               $  25.98        $  25.61       $  24.15       $  17.49       $  24.48       $  28.64
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                  1.44%           6.05%         38.08%        (28.55)%       (14.42)%        (1.48)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $128,150        $149,400       $182,700       $152,577       $212,958       $231,293
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets          2.24%(c)        2.15%(d)       2.02%          2.08%          2.03%(d)       1.88%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (1.79)%(c)      (1.87)%        (1.73)%        (1.64)%        (1.43)%        (1.15)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                         24%             69%            32%            22%            37%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $134,388,574.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for 2004 and 2001 was 2.16% and 2.04%, respectively.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                              YEAR ENDED DECEMBER 31,
                                                  JUNE 30,        ---------------------------------------------------------------
                                                    2005           2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 25.60         $ 24.14       $ 17.48       $ 24.47       $ 28.63       $ 30.91
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                      (0.22)(a)       (0.52)        (0.35)(a)     (0.33)(a)     (0.35)(a)     (0.39)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                         0.59            1.98          7.01         (6.66)        (3.78)        (0.08)
=================================================================================================================================
    Total from investment operations                 0.37            1.46          6.66         (6.99)        (4.13)        (0.47)
=================================================================================================================================
Less distributions from net realized gains             --              --            --            --         (0.03)        (1.81)
=================================================================================================================================
Net asset value, end of period                    $ 25.97         $ 25.60       $ 24.14       $ 17.48       $ 24.47       $ 28.63
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      1.45%           6.05%        38.10%       (28.57)%      (14.43)%       (1.48)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $33,702         $40,904       $50,031       $41,693       $46,833       $41,738
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets              2.24%(c)        2.15%(d)      2.02%         2.08%         2.03%(d)      1.88%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                (1.79)%(c)      (1.87)%       (1.73)%       (1.64)%       (1.43)%       (1.15)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                             24%             69%           32%           22%           37%           62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $35,914,542.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for 2004 and 2001 was 2.16% and 2.04%, respectively.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS R
                                                              ---------------------------------------------------------
                                                                                                          JUNE 3, 2002
                                                              SIX MONTHS            YEAR ENDED             (DATE SALES
                                                                ENDED              DECEMBER 31,           COMMENCED) TO
                                                               JUNE 30,        --------------------       DECEMBER 31,
                                                                 2005           2004          2003            2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 27.28         $ 25.61       $18.44          $ 22.64
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)(a)       (0.27)       (0.28)(a)        (0.13)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.64            1.94         7.45            (4.07)
=======================================================================================================================
    Total from investment operations                              0.47            1.67         7.17            (4.20)
=======================================================================================================================
Net asset value, end of period                                 $ 27.75         $ 27.28       $25.61          $ 18.44
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                   1.72%           6.52%       38.88%          (18.55)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $19,119         $19,506       $9,029          $ 1,301
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                           1.74%(c)        1.65%(d)     1.52%            1.61%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.29)%(c)      (1.37)%      (1.23)%          (1.17)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                          24%             69%          32%              22%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $18,829,781.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.66%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                   INSTITUTIONAL CLASS
                                                              -------------------------------------------------------------
                                                                                                             MARCH 15, 2002
                                                              SIX MONTHS             YEAR ENDED               (DATE SALES
                                                                ENDED               DECEMBER 31,             COMMENCED) TO
                                                               JUNE 30,        -----------------------        DECEMBER 31,
                                                                 2005            2004           2003              2002
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  27.83        $  25.91       $  18.53          $ 24.61
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.05)(a)       (0.16)         (0.12)(a)        (0.07)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.65            2.08           7.50            (6.01)
===========================================================================================================================
    Total from investment operations                               0.60            1.92           7.38            (6.08)
===========================================================================================================================
Net asset value, end of period                                 $  28.43        $  27.83       $  25.91          $ 18.53
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                    2.15%           7.41%         39.83%          (24.71)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $136,042        $112,547       $108,116          $ 2,866
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                            0.85%(c)        0.85%(d)       0.80%            0.89%(e)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.40)%(c)      (0.57)%        (0.51)%          (0.45)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                                           24%             69%            32%              22%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $115,060,776.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.86%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) is being created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI agreed to create a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

    - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

    - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                                                                     APPENDIX II

                                                   AIM SMALL COMPANY GROWTH FUND

                                   Annual Report to Shareholders . July 31, 2005

                                 [COVER IMAGE]

                                      FORMERLY INVESCO SMALL COMPANY GROWTH FUND


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARk -

AIM SMALL COMPANY GROWTH FUND SEEKS TO PROVIDE LONG-TERM CAPITAL GROWTH.

- Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.

- Effective October 15, 2004, INVESCO Small Company Growth Fund was renamed AIM Small Company Growth Fund.

ABOUT SHARE CLASSES

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

- Effective as of the close of business on August 15, 2005, the Fund is limiting public sales of its Class K shares to certain investors. Only existing Class K shareholders of a Fund, as of August 15, 2005, may continue to invest in the Fund's Class K shares.

- Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

- The prices of initial public offering (IPO) securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

- Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

- The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

- At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest.

- Portfolio turnover is greater than that of most funds, which may affect performance.

ABOUT INDEXES USED IN THIS REPORT

- The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- INDEX) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The unmanaged RUSSELL 2000 --REGISTERED TRADEMARK-- GROWTH INDEX is a subset of the unmanaged RUSSELL 2000 --REGISTERED TRADEMARK-- INDEX, which represents the performance of the stocks of small-capitalization companies; the Growth subset measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values.

- The unmanaged LIPPER SMALL-CAP GROWTH FUND INDEX represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes. Performance of an index of funds reflects fund expenses; performance of a market index does not.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

OTHER INFORMATION

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

- The returns shown in the management's discussion of fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to share-holders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC's Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-1474 and 002-26125.

CONTINUED ON PAGE 6

--------------------------------------------------------------------------------
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED          MAY LOSE VALUE          NO BANK GUARANTEE
--------------------------------------------------------------------------------

AIMINVESTMENTS.COM

--------------------------------------------------------------------------------
FUND NASDAQ SYMBOLS
Class A Shares                     ISGAX
Class B Shares                     ISGBX
Class C Shares                     ISGCX
Class K Shares                     ISCKX
Investor Class Shares              FIEGX
--------------------------------------------------------------------------------

AIM SMALL COMPANY GROWTH FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

[GRAHAM PHOTO]      We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from Bruce Crockett, the independent Chair of the Board of Trustees of the AIM Funds. We first introduced you to Mr.
                    Crockett in the semiannual report on your Fund dated January
                    31 of this year. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last
                    October.

ROBERT H. GRAHAM     Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                     One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

[WILLIAMSON PHOTO]   Of course, this report also includes your Fund managers'
                    discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

MARK H. WILLIAMSON   All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                     Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                     We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM          /s/ MARK H. WILLIAMSON

                    Robert H. Graham              Mark H. Williamson
                    President & Vice Chair,       Chairman & President,
                    AIM Funds                     A I M Advisors, Inc.

                    September 16, 2005

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM SMALL COMPANY GROWTH FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

[CROCKETT PHOTO]    At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

BRUCE L. CROCKETT   Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products &
                    Performance" and click on "Investment Advisory Agreement
                    Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                     Together with monitoring fund expenses, fund performance is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                     Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                     At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                     Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    September 16, 2005

AIM SMALL COMPANY GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

Stocks, as measured by leading domestic market indexes, rallied near the midpoint and toward the end of the fiscal year. These trends helped your Fund post double-digit returns for the period. The Fund's long-term performance can be found on Pages 6 and 7.

   Our focus on small-cap stocks enabled it to outperform the large-cap oriented S&P 500 Index, as small-cap stocks generally outperformed their large-cap counterparts. The Fund also outperformed its Lipper peer group and its style specific benchmark, as the portfolio's holdings in industrials and information technology generally outperformed those in the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 7/31/04-7/31/05, EXCLUDING APPLICABLE SALES CHARGES.IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                      26.12%

Class B Shares                      25.36

Class C Shares                      25.41

Class K Shares                      26.00

Investor Class Shares               26.22

S&P 500 Index (Broad Market Index)  14.04

Russell 2000 Growth Index
(Style-specific Index)              22.58

Lipper Small-Cap Growth Fund Index
(Peer Group Index)                  23.15

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW WE INVEST

We select stocks based on analysis of individual companies, focusing on small-cap growth companies with high growth potential as demonstrated by consistent and accelerating earnings growth. We use a three-step process that includes quantitative, fundamental and valuation analysis:

   1. Our proprietary quantitative models and screening tools reduce an investment universe of thousands of companies to a more manageable list of investment candidates.

   2. Our fundamental research includes financial statement analysis and meetings with company management teams to define a company's key drivers of success and to assess their durability. The goal is to ascertain the level, quality and duration of a company's growth prospects, and to gain confidence in the management team.

   3. Our valuation analysis assesses the degree to which expected future growth is discounted in the stock price.

   A stock that successfully passes this selection process is a viable candidate for the portfolio. We also carefully scrutinize the risk/reward of each of our holdings to ensure a continued fit. We consider selling or trimming a stock when it no longer meets our investment criteria, including when:

- a company experiences decelerating or disappointing earnings

- a stock approaches or hits its target price

- the company's fundamental business prospects deteriorate

- a more attractive opportunity presents itself

MARKET CONDITIONS AND YOUR FUND

Solid economic growth and impressive corporate earnings generally outweighed concerns about rising oil prices and interest rates. Two strong market rallies helped most major stock indexes and your Fund post impressive gains for the fiscal year.

   While value stocks outperformed growth stocks for the entire year, the performance of growth stocks improved toward the end of the period. The Fund's focus on the stocks of companies with strong earnings growth helped it take advantage of this trend. Investors generally favored small-cap stocks over large-cap stocks because the former tend to outperform in an expanding economic environment.

   Every stock market sector registered positive returns for the portfolio. Changes in the portfolio's sector weightings over the year

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                     TOP 5 INDUSTRIES*                        TOP 10 EQUITY HOLDINGS*
BY SECTOR
   [PIE CHART]
                                          1. Health Care Equipment           5.2%  1.  Alliance Data Systems Corp.         1.7%
                                          2. Biotechnology                   4.9   2.  Regal Entertainment Group-Class A   1.4
Information Technology            18.2%   3. Application Software            4.2   3.  Cytyc Corp.                         1.4
Financials                        10.1%   4. Pharmaceuticals                 4.1   4.  Investors Financial Services Corp.  1.3
Health Care                       19.4%   5. Asset Management &                    5.  Henry (Jack) & Associates, Inc.     1.3
Money Market Funds Plus                      Custody Banks                   3.7
Other Assets Less Liabilities      8.1%                                            6.  Ceradyne, Inc.                      1.2
Materials                          1.0%                                            7.  Advanced Medical Optics, Inc.       1.1
Industrials                       15.4%   TOTAL NET ASSETS        $455.2 million   8.  Jackson Hewitt Tax Service Inc.     1.1
Telecommunication Services         1.5%   TOTAL NUMBER OF HOLDINGS*          150   9.  Medicis Pharmaceutical
Consumer Discretionary            18.0%                                                Corp.-Class A                       1.1
Consumer Staples                   2.6%                                            10. Barrett (Bill) Corp.                1.1
Energy                             5.7%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM SMALL COMPANY GROWTH FUND

largely reflected our stock selection process, which is based on an analysis of individual companies rather than an attempt to predict economic and market trends. For example, we increased our holdings in financials stocks as we found them attractively valued and observed improving company fundamentals in this sector. This sector provided positive returns for the Fund, as our financials holdings generally outperformed those of the Russell 2000 Growth Index by a wide margin. Indeed, AFFILIATED MANAGERS GROUP (AMG), an asset management company, was the best-performing stock for the Fund. The company's net income increased to $59.7 million for the first six months of 2005 compared to $37.1 million for the same period for the previous year. AMG officials cited its "broad participation in the major segments of the investment management industry" as a reason for the firm's increased income. The company is in the process of making an acquisition that it contends will enhance its market presence.

   Over the year, we maintained about the same weighting in industrials, the best-performing sector for the Fund. The portfolio benefited from strong stock selection in such industries as aerospace and defense and trading companies and distributors. Collectively, industrials stocks provided positive returns for the portfolio even though a stock in this sector, SIRVA, detracted the most from Fund performance for the year. Sirva, a global relocation services firm, saw its stock decline when it announced it would not meet its previously issued earnings guidance for the fourth quarter of 2004.

   We also increased the Fund's exposure to consumer discretionary stocks, as many retailers continued to benefit from healthy consumer spending and to energy, as rising oil prices boosted stocks in this sector. ROWAN COMPANIES, a contract drilling services provider, was one of the best-performing stocks for the Fund. The company reported net income of $42.3 million for the quarter ended June 30, 2005, compared to a loss of $2.1 million for the same period in 2004, as the firm's offshore rig usage increased.

   The Fund's information technology stocks collectively posted gains, as corporate earnings were generally better than expected. Nevertheless, we reduced our holdings in this sector because we were concerned about lackluster business spending for technology upgrades. A tech stock that we eliminated from the portfolio was ERESEARCH TECHNOLOGY, which was one of the main detractors from performance. The company, which provides technology for medical companies, reported a sharp drop revenue for the first half of 2005, compared to the same period for the previous year, and lowered its earnings estimates for the remainder of this year.

   Relative to the Russell 2000 Growth Index, materials was the poorest-performing sector for the Fund, as weak stock selection detracted from returns.

IN CLOSING
We are pleased to have provided solid returns for our investors for the reporting period. We believe our strategy of focusing our investments in companies that show sustainable, above-average earnings growth while avoiding high risk stocks will provide shareholders with consistent risk-adjusted return over a long-term investment horizon. As such, we believe that that the Fund continues to be an attractive option for investors looking for a small-cap growth fund for their diversified long-term portfolio. We thank you for your continued participation in AIM Small Company Growth Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

          See important Fund and index disclosures inside front cover.
--------------------------------------------------------------------------------
[RUSHIN PHOTO]


JAY K. RUSHIN, Chartered Financial Analyst and portfolio manager, is lead manager of AIM Small Company Growth Fund. He began his investmentcareer in 1994 when he joined AIM as a portfolio administrator. In 1996, he left AIM to work as an associate equity analyst at another company. He returned to AIM as an equity analyst on AIM's small-cap funds in 1998 and was promoted to senior analyst in 2000. He was promoted to portfolio manager in 2001. A native of Gaithersburg, MD, Mr. Rushin holds a B.A. in English from Florida State University.

Assisted by the Aggressive Growth Team

Effective September 16, 2005, after the close of the reporting period Juliet S. Ellis and Juan R. Hartsfield assumed management of AIM Small Company Growth Fund.
--------------------------------------------------------------------------------
                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6 AND
7.
                                        4

AIM SMALL COMPANY GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2005, through July 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

   THE HYPOTHETICAL ACCOUNT VALUES AND EXPENSES MAY NOT BE USED TO ESTIMATE THE ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES YOU PAID FOR THE PERIOD. YOU MAY USE THIS INFORMATION TO COMPARE THE ONGOING COSTS OF INVESTING IN THE FUND AND OTHER FUNDS. TO DO SO, COMPARE THIS 5% HYPOTHETICAL EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES THAT APPEAR IN THE SHAREHOLDER REPORTS OF THE OTHER FUNDS.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                                          ACTUAL                             HYPOTHETICAL
                                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT        ENDING ACCOUNT            EXPENSES         ENDING ACCOUNT         EXPENSES
   SHARE                VALUE                  VALUE               PAID DURING            VALUE             PAID DURING
   CLASS              (2/1/05)              (7/31/05)/1/          PERIOD/2/,/3/         (7/31/05)          PERIOD/2/,/4/
     A                $1,000.00               $1,101.60               $8.34            $1,016.86               $8.00
     B                 1,000.00                1,098.40               11.81             1,013.54               11.33
     C                 1,000.00                1,098.40               11.81             1,013.54               11.33
     K                 1,000.00                1,101.10                8.91             1,016.31                8.55
   Investor            1,000.00                1,101.50                7.92             1,017.26                7.60

/1/The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

/2/Expenses are equal to the Fund's annualized expense ratio (1.60%, 2.27%, 2.27%, 1.71% and 1.52% for Class A, B, C, K and Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on July 1, 2005, the distributor contractually agreed to reduce rule 12B-1 plan fees for Class A shares to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent fiscal half year is 1.52% for Class A shares.

/3/The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.92 for Class A shares.

/4/The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.60 for Class A shares.
--------------------------------------------------------------------------------

                                     [ARROW
                                     BUTTON For More Information Visit
                                     IMAGE] AIMINVESTMENTS.COM

AIM SMALL COMPANY GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

--------------------------------------------------------------------------------
RESULTS OF A $10,000 INVESTMENT

FUND DATA FROM 12/26/91 (INDEX DATA FROM 12/31/91)
--------------------------------------------------------------------------------

The data shown in the chart include reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 and $10,000 and $20,000 is the same size as the space between $20,000 and $40,000, the space between $20,000 and $40,000 is the same as that between $40,000 and $80,000, and so on.


CONTINUED FROM INSIDE FRONT COVER

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2005, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

                                [MOUNTAIN CHART]

   DATE     AIM SMALL COMPANY  RUSSELL 2000  S&P 500  Lipper Small-Cap
             GROWTH FUND-     GROWTH FUND   INDEX      GROWTH FUND
            INVESTOR CLASS                                INDEX
                SHARES
 --------   ------------------------------------  ----------------
 12/26/91       $10000
    12/91        10413          $10000       $10000      $10000
     1/92        11253           10786         9814       10398
     2/92        11280           10901         9941       10555
     3/92        10813           10274         9748       10049
     4/92        10080            9677        10034        9584
     5/92        10067            9656        10083        9522
     6/92         9653            9040         9933        9101
     7/92        10174            9324        10338        9344
     8/92        10187            8965        10127        9080
     9/92        10667            9215        10246        9303
    10/92        11427            9594        10281        9732
    11/92        12734           10489        10630       10535
    12/92        13095           10777        10761       10790
     1/93        13054           10911        10851       11006
     2/93        12187           10318        10999       10588
     3/93        12854           10584        11230       11012
     4/93        12481           10248        10959       10641
     5/93        13188           10862        11251       11245
     6/93        13574           10889        11284       11350
     7/93        13840           10998        11239       11411
     8/93        14988           11524        11664       12026
     9/93        15867           11905        11575       12513
    10/93        16467           12249        11814       12674
    11/93        15641           11754        11702       12132
    12/93        16157           12218        11843       12718
     1/94        16304           12544        12245       13033
     2/94        16344           12489        11913       12973
     3/94        15437           11720        11395       12259
     4/94        15383           11738        11541       12224
     5/94        15209           11476        11729       12002
     6/94        15196           10982        11442       11444
     7/94        15463           11139        11818       11698
     8/94        15890           11957        12301       12478
     9/94        15784           12008        12001       12548
    10/94        15624           12137        12270       12773
    11/94        15171           11646        11824       12257
    12/94        15553           11922        11999       12502
     1/95        15248           11679        12310       12368
     2/95        15723           12218        12789       12887
     3/95        16130           12575        13166       13248
     4/95        16146           12765        13553       13415
     5/95        15968           12932        14094       13580
     6/95        17077           13823        14421       14584
     7/95        18491           14900        14899       15764
     8/95        18916           15084        14936       16050
     9/95        18661           15395        15566       16642
    10/95        18013           14637        15510       16063
    11/95        19171           15284        16190       16652
    12/95        20222           15622        16502       17066
     1/96        19443           15493        17063       16993
     2/96        20845           16199        17222       17818
     3/96        21433           16520        17388       18396
     4/96        23698           17788        17644       20264
     5/96        24874           18700        18098       21185
     6/96        23299           17485        18167       20000
     7/96        20860           15350        17365       17803
     8/96        22210           16487        17732       19063
     9/96        24459           17336        18729       20280
    10/96        22955           16588        19245       19418
    11/96        22937           17049        20699       19725
    12/96        22572           17382        20289       19976
     1/97        23762           17816        21555       20439
     2/97        21761           16740        21725       18963
     3/97        20229           15559        20834       17595
     4/97        20320           15379        22076       17333
     5/97        23114           17690        23426       19738
     6/97        24267           18290        24467       20793
     7/97        26087           19227        26414       22045
     8/97        26395           19804        24935       22395
     9/97        28523           21384        26300       24280
    10/97        27333           20100        25423       23039
    11/97        26521           19621        26598       22518
    12/97        26707           19632        27055       22218
     1/98        26421           19370        27354       21888
     2/98        28852           21080        29326       23658
     3/98        30329           21964        30826       24728
     4/98        30235           22099        31142       24908
     5/98        28352           20493        30607       23145
     6/98        29256           20703        31850       23823
     7/98        27255           18974        31513       22031
     8/98        21799           14594        26960       17219
     9/98        24301           16074        28689       18140
    10/98        25110           16912        31019       18855
    11/98        27541           18224        32898       20388
    12/98        30686           19873        34792       22432
     1/99        31030           20767        36247       22975
     2/99        28194           18867        35120       20764
     3/99        30314           19539        36525       21703
     4/99        31878           21265        37940       22550
     5/99        32012           21299        37045       22673
     6/99        35431           22421        39095       24795
     7/99        36065           21727        37880       24707
     8/99        35401           20915        37692       24361
     9/99        37996           21318        36660       25244
    10/99        39904           21864        38979       26716
    11/99        45849           24176        39771       30087
    12/99        55730           28437        42110       36153
     1/00        53244           28172        39995       35777
     2/00        66534           34727        39239       46259
     3/00        62915           31077        43075       42628
     4/00        53100           27939        41779       37359
     5/00        48608           25493        40923       34304
     6/00        59890           28786        41931       40346
     7/00        55368           26319        41276       37721
     8/00        63208           29087        43838       41777
     9/00        60212           27642        41524       39709
    10/00        56172           25398        41348       36729
    11/00        45263           20787        38091       30474
    12/00        48930           22059        38278       33170
     1/01        49375           23844        39635       34181
     2/01        42107           20576        36023       29805
     3/01        37260           18705        33742       26910
     4/01        42298           20995        36362       29815
     5/01        43000           21481        36606       30623
     6/01        43542           22067        35716       31395
     7/01        40672           20185        35364       29645
     8/01        37423           18924        33152       27890
     9/01        31046           15871        30475       23537
    10/01        33849           17397        31057       25262
    11/01        36557           18850        33439       27220
    12/01        38692           20023        33732       28868
     1/02        37001           19311        33240       27996
     2/02        33623           18061        32599       26301
     3/02        35856           19631        33825       28452
     4/02        35153           19206        31775       27701
     5/02        33814           18083        31542       26590
     6/02        31264           16550        29296       24614
     7/02        26803           14006        27013       21123
     8/02        26771           14000        27189       21093
     9/02        25274           12988        24237       19813
    10/02        26773           13645        26368       20659
    11/02        28334           14998        27919       22389
    12/02        26549           13964        26280       20893
     1/03        25816           13584        25592       20342
     2/03        25338           13222        25208       19708
     3/03        25528           13422        25452       20114
     4/03        27057           14693        27547       21777
     5/03        29577           16348        28997       23997
     6/03        29928           16663        29368       24810
     7/03        31841           17923        29886       26261
     8/03        33468           18886        30468       27654
     9/03        32354           18408        30145       26974
    10/03        34871           19998        31849       29422
    11/03        36018           20650        32129       30205
    12/03        35445           20742        33813       30248
     1/04        37200           21832        34434       31663
     2/04        37136           21798        34912       31544
     3/04        36754           21900        34386       31326
     4/04        34905           20801        33846       29796
     5/04        35575           21214        34310       30417
     6/04        36628           21920        34977       31284
     7/04        33442           19953        33819       28524
     8/04        32519           19523        33955       27600
     9/04        34304           20603        34323       29177
    10/04        35515           21103        34847       29995
    11/04        37841           22887        36257       32096
    12/04        40074           23710        37490       33512
     1/05        38319           22642        36576       32244
     2/05        38732           22952        37346       32881
     3/05        37648           22091        36685       31776
     4/05        35607           20685        35990       30001
     5/05        37616           22144        37134       31989
     6/05        39688           22860        37187       33107
     7/05        42210           24458        38569       35127


                                                 SOURCE: LIPPER, INC.

AIM SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 7/31/05, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)         3.22%
  1 Year                   19.19

CLASS B SHARES
Inception (3/28/02)         3.48%
  1 Year                   20.36

CLASS C SHARES
Inception (2/14/00)        -7.89%
  5 Years                  -6.39
  1 Year                   24.41

CLASS K SHARES
Inception (12/14/01)        3.19%
  1 Year                   26.00

INVESTOR CLASS SHARES
Inception (12/26/91)       11.17%
 10 Years                   8.61
  5 Years                  -5.28
  1 Year                   26.22
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
As of 6/30/05, most recent calendar quarter- end, including applicable sales charges

CLASS A SHARES
Inception (3/28/02)         1.35%
  1 Year                    2.22

CLASS B SHARES
Inception (3/28/02)         1.59%
  1 Year                    2.60

CLASS C SHARES
Inception (2/14/00)        -9.05%
  5 Years                  -9.06
  1 Year                    6.57

CLASS K SHARES
Inception (12/14/01)        1.48%
  1 Year                    8.12

INVESTOR CLASS SHARES
Inception (12/26/91)       10.74%
 10 Years                   8.80
  5 Years                  -7.90
  1 Year                    8.35
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
6 months ended 7/31/05, excluding applicable sales charges

Class A Shares             10.16%
Class B Shares              9.84
Class C Shares              9.84
Class K Shares             10.11
Investor Class Shares      10.15
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

 CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS
B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE.

 CLASS K SHARES DO NOT HAVE A FRONT-END SALES CHARGE; RETURNS SHOWN ARE AT NET ASSET VALUE AND DO NOT REFLECT A 0.70% CDSC THAT MAY BE IMPOSED ON A TOTAL REDEMPTION OF RETIREMENT PLAN ASSETS WITHIN THE FIRST YEAR. INVESTOR CLASS SHARES DO NOT HAVE A FRONT-END SALES CHARGE OR CDSC; THEREFORE, PERFORMANCE IS AT NET ASSET VALUE. THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

 HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES FOR THE FUND'S CLASS A, B, C AND K SHARES IN THE PAST, PERFORMANCE WOULD HAVE BEEN LOWER.

AIM SMALL COMPANY GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Stock Funds (the "Board") oversees the management of AIM Small Company Growth Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of each Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on June 30, 2005, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2005.

   The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 30, 2005 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

   One of the responsibilities of the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arm's length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made certain recommendations to the Board in connection with such written evaluation.

 The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendations to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was above the median performance of such comparable funds for the one year period and below such median performance for the three and five year periods. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Small-Cap Growth Index. The Board noted that the Fund's performance was above the performance of such Index for the one year period and below such Index for the three and five year periods. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which appear to be producing encouraging early results but need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time.

- Meeting with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate (i) was the same as the advisory fee rates for a variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although there were no breakpoints in the advisory fee schedule applicable to the variable insurance fund; and (ii) was lower than the advisory fee rates for an offshore fund for which an AIM affiliate serves as advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund's total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2006. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through July 31, 2005 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through July 31, 2005 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect
                                        8

AIM SMALL COMPANY GROWTH FUND

these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's current asset levels and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2006 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider implementing a process to assist them in more closely monitoring the performance of the AIM Funds. The Board concluded that it would be advisable to implement such a process as soon as reasonably practicable.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.


- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from continuing the Advisory Agreement for the Fund.
                                        9

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05

AIM SMALL COMPANY GROWTH FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN

For periods ended 7/31/05

Inception (7/13/05)              2.23%*

*Return has not been annualized
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS SHARES HAVE NO SALES CHARGE; THEREFORE, PERFORMANCE IS AT NAV. PERFORMANCE OF INSTITUTIONAL CLASS SHARES WILL DIFFER FROM PERFORMANCE OF OTHER SHARE CLASSES DUE TO DIFFERING SALES CHARGES AND CLASS EXPENSES

HAD THE ADVISOR NOT WAIVED FEES AND/OR REIMBURSED EXPENSES, PERFORMANCE WOULD HAVE BEEN LOWER.

PLEASE NOTE THAT PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. ALL RETURNS ASSUME REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE FULL REPORT FOR INFORMATION ON COMPARATIVE BENCHMARKS. PLEASE CONSULT YOUR FUND PROSPECTUS FOR MORE INFORMATION. FOR THE MOST CURRENT MONTH-END PERFORMANCE, PLEASE CALL 800-451-4246 OR VISIT AIMINVESTMENTS.COM.

--------------------------------------------------------------------------------
NASDAQ Symbol                 IIEGX
--------------------------------------------------------------------------------

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


                                         [YOUR GOALS.
                                        OUR SOLUTIONS.]
                                   - REGISTERED TRADEMARK -

                                                         [AIM INVESTMENTS LOGO]
AIMINVESTMENTS.COM  I-SCG-INS-1-E
                                                        - REGISTERED TRADEMARK -

FINANCIALS

SCHEDULE OF INVESTMENTS
July 31, 2005

                                                              MARKET
                                                   SHARES     VALUE
         --------------------------------------------------------------
         COMMON STOCKS-91.88%

         AEROSPACE & DEFENSE-2.60%
         Ceradyne, Inc./(a)/                       175,000 $  5,577,250
         --------------------------------------------------------------
         Engineered Support Systems, Inc.           80,000    2,958,400
         --------------------------------------------------------------
         Essex Corp./(a)/                          157,000    3,289,150
         --------------------------------------------------------------
                                                             11,824,800
         --------------------------------------------------------------

         AGRICULTURAL PRODUCTS-0.66%
         Corn Products International, Inc.         125,000    3,008,750
         --------------------------------------------------------------

         ALTERNATIVE CARRIERS-0.59%
         Cogent Communications Group, Inc./(a)/    367,900    2,667,275
         --------------------------------------------------------------

         APPAREL RETAIL-2.21%
         Aeropostale, Inc./(a)/                    105,000    3,134,250
         --------------------------------------------------------------
         DSW Inc. -- Class A/(a)/                   19,900      527,350
         --------------------------------------------------------------
         Gymboree Corp. (The)/(a)/                 120,000    2,025,600
         --------------------------------------------------------------
         Hot Topic, Inc./(a)/                      160,000    2,726,400
         --------------------------------------------------------------
         Maidenform Brands, Inc./(a)/               90,600    1,653,450
         --------------------------------------------------------------
                                                             10,067,050
         --------------------------------------------------------------

         APPLICATION SOFTWARE-4.23%
         Catapult Communications Corp./(a)/         75,000    1,222,500
         --------------------------------------------------------------
         Henry (Jack) & Associates, Inc.           300,000    5,778,000
         --------------------------------------------------------------
         Hyperion Solutions Corp./(a)/              50,000    2,353,000
         --------------------------------------------------------------
         Open Solutions Inc./(a)/                   75,000    1,797,000
         --------------------------------------------------------------
         Sonic Solutions/(a)(b)/                   125,000    2,400,000
         --------------------------------------------------------------
         TIBCO Software Inc./(a)/                  303,100    2,330,839
         --------------------------------------------------------------
         Ulticom, Inc./(a)/                        275,000    3,368,750
         --------------------------------------------------------------
                                                             19,250,089
         --------------------------------------------------------------

         ASSET MANAGEMENT & CUSTODY
          BANKS-3.71%
         Affiliated Managers Group, Inc./(a)/       45,000    3,208,500
         --------------------------------------------------------------
         Investors Financial Services Corp./(b)/   175,000    6,023,500
         --------------------------------------------------------------
         National Financial Partners Corp.          70,000    3,167,500
         --------------------------------------------------------------
         Nuveen Investments -- Class A             118,000    4,484,000
         --------------------------------------------------------------
                                                             16,883,500
         --------------------------------------------------------------

         AUTO PARTS & EQUIPMENT-1.19%
         Keystone Automotive Industries, Inc./(a)/ 139,000    3,668,210
         --------------------------------------------------------------
         Midas, Inc./(a)/                           75,000    1,734,750
         --------------------------------------------------------------
                                                              5,402,960
         --------------------------------------------------------------

         BIOTECHNOLOGY-4.90%
         Amylin Pharmaceuticals, Inc./(a)(b)/       98,400    1,836,144
         --------------------------------------------------------------
         CV Therapeutics, Inc./(a)/                 75,000    2,112,750
         --------------------------------------------------------------
         Digene Corp./(a)(c)/                      115,000    3,345,350
         --------------------------------------------------------------
         Incyte Corp./(a)/                         200,000    1,594,000
         --------------------------------------------------------------

                                                              MARKET
                                                   SHARES     VALUE
         --------------------------------------------------------------

         BIOTECHNOLOGY-(CONTINUED)
         Martek Biosciences Corp./(a)(c)/           50,000 $  2,179,500
         --------------------------------------------------------------
         Neurocrine Biosciences, Inc./(a)/          43,300    2,146,814
         --------------------------------------------------------------
         Nuvelo, Inc./(a)/                         200,000    1,830,000
         --------------------------------------------------------------
         Orchid Cellmark, Inc./(a)/                265,000    2,268,400
         --------------------------------------------------------------
         QLT Inc. (Canada)/(a)/                    332,000    2,831,960
         --------------------------------------------------------------
         Rigel Pharmaceuticals, Inc./(a)/          100,000    2,164,500
         --------------------------------------------------------------
                                                             22,309,418
         --------------------------------------------------------------

         BROADCASTING & CABLE TV-1.22%
         New Frontier Media, Inc./(a)/             375,000    2,568,750
         --------------------------------------------------------------
         Radio One, Inc. -- Class D/(a)/           225,000    2,972,250
         --------------------------------------------------------------
                                                              5,541,000
         --------------------------------------------------------------

         BUILDING PRODUCTS-1.06%
         Quixote Corp.                             132,637    2,696,510
         --------------------------------------------------------------
         York International Corp.                   49,400    2,110,862
         --------------------------------------------------------------
                                                              4,807,372
         --------------------------------------------------------------

         CASINOS & GAMING-0.34%
         Multimedia Games, Inc./(a)(b)/            150,000    1,572,000
         --------------------------------------------------------------

         COMPUTER STORAGE & PERIPHERALS-0.34%
         Brocade Communications Systems, Inc./(a)/ 350,000    1,568,000
         --------------------------------------------------------------

         CONSTRUCTION & ENGINEERING-1.34%
         Infrasource Services Inc./(a)/            160,000    2,144,000
         --------------------------------------------------------------
         Perini Corp./(a)/                         225,000    3,962,250
         --------------------------------------------------------------
                                                              6,106,250
         --------------------------------------------------------------

         CONSTRUCTION & FARM MACHINERY & HEAVY
          TRUCKS-1.75%
         Astec Industries, Inc./(a)/               162,200    4,702,178
         --------------------------------------------------------------
         Terex Corp./(a)/                           67,400    3,263,508
         --------------------------------------------------------------
                                                              7,965,686
         --------------------------------------------------------------

         CONSUMER FINANCE-0.39%
         ACE Cash Express, Inc./(a)/                75,000    1,764,750
         --------------------------------------------------------------

         DATA PROCESSING & OUTSOURCED
          SERVICES-2.53%
         Alliance Data Systems Corp./(a)/          180,000    7,662,600
         --------------------------------------------------------------
         iPayment Holdings, Inc./(a)/              100,000    3,871,000
         --------------------------------------------------------------
                                                             11,533,600
         --------------------------------------------------------------

         DISTRIBUTORS-1.15%
         Design Within Reach Inc./(a)/             115,000    2,144,750
         --------------------------------------------------------------
         Source Interlink Cos., Inc./(a)/          250,000    3,110,000
         --------------------------------------------------------------
                                                              5,254,750
         --------------------------------------------------------------

                                                             MARKET
                                                  SHARES     VALUE
          ------------------------------------------------------------

          DIVERSIFIED COMMERCIAL & PROFESSIONAL
           SERVICES-3.18%
          CoStar Group Inc./(a)/                   60,000 $  2,850,000
          ------------------------------------------------------------
          G & K Services, Inc. -- Class A          75,000    2,985,000
          ------------------------------------------------------------
          Navigant Consulting, Inc./(a)/          123,000    2,460,000
          ------------------------------------------------------------
          Pike Electric Corp./(a)/                225,000    3,246,750
          ------------------------------------------------------------
          Sirva Inc./(a)(b)/                      275,000    2,926,000
          ------------------------------------------------------------
                                                            14,467,750
          ------------------------------------------------------------

          ELECTRICAL COMPONENTS &
           EQUIPMENT-1.42%
          EnerSys/(a)/                            209,500    2,928,810
          ------------------------------------------------------------
          Ultralife Batteries, Inc./(a)/          217,900    3,523,443
          ------------------------------------------------------------
                                                             6,452,253
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT
           MANUFACTURERS-3.56%
          Aeroflex Inc./(a)/                      400,000    3,872,000
          ------------------------------------------------------------
          Cogent Inc./(a)/                        100,000    3,007,000
          ------------------------------------------------------------
          FARO Technologies, Inc./(a)(b)/         130,000    3,078,400
          ------------------------------------------------------------
          Lipman (Israel)                         120,000    3,888,000
          ------------------------------------------------------------
          Photon Dynamics, Inc./(a)(b)/           125,000    2,366,875
          ------------------------------------------------------------
                                                            16,212,275
          ------------------------------------------------------------

          ELECTRONIC MANUFACTURING SERVICES-0.51%
          Staktek Holdings Inc./(a)/              650,000    2,346,500
          ------------------------------------------------------------

          ENVIRONMENTAL & FACILITIES
           SERVICES-0.86%
          Standard Parking Corp./(a)/             225,000    3,933,000
          ------------------------------------------------------------

          FOOTWEAR-0.65%
          Reebok International Ltd./(b)/           70,000    2,961,000
          ------------------------------------------------------------

          GENERAL MERCHANDISE STORES-0.71%
          Tuesday Morning Corp./(a)/               91,800    3,241,458
          ------------------------------------------------------------

          HEALTH CARE EQUIPMENT-5.18%
          Advanced Medical Optics, Inc./(a)/      125,000    5,196,250
          ------------------------------------------------------------
          Cantel Medical Corp./(a)(b)/            120,000    2,101,200
          ------------------------------------------------------------
          Conceptus Inc./(a)/                     150,000    1,198,500
          ------------------------------------------------------------
          Cytyc Corp./(a)/                        250,000    6,240,000
          ------------------------------------------------------------
          Dionex Corp./(a)/                        45,000    2,077,200
          ------------------------------------------------------------
          PerkinElmer, Inc.                        87,500    1,835,750
          ------------------------------------------------------------
          Vnus Medical Technologies/(a)(b)/       193,210    2,403,532
          ------------------------------------------------------------
          Wright Medical Group, Inc./(a)/          98,000    2,534,280
          ------------------------------------------------------------
                                                            23,586,712
          ------------------------------------------------------------

          HEALTH CARE FACILITIES-0.95%
          AmSurg Corp./(a)/                        85,000    2,380,850
          ------------------------------------------------------------
          HealthSouth Corp./(a)/                  365,000    1,956,400
          ------------------------------------------------------------
                                                             4,337,250
          ------------------------------------------------------------

          HEALTH CARE SERVICES-2.44%
          DaVita, Inc./(a)/                        50,000    2,362,000
          ------------------------------------------------------------

                                                            MARKET
                                                 SHARES     VALUE
           ----------------------------------------------------------

           HEALTH CARE SERVICES-(CONTINUED)
           Eclipsys Corp./(a)/                    95,000 $  1,612,150
           ----------------------------------------------------------
           Emageon Inc./(a)/                     160,000    2,224,000
           ----------------------------------------------------------
           Gentiva Health Services, Inc./(a)/    140,000    2,700,600
           ----------------------------------------------------------
           HealthExtras, Inc./(a)/               110,000    2,187,900
           ----------------------------------------------------------
                                                           11,086,650
           ----------------------------------------------------------

           HEALTH CARE SUPPLIES-1.62%
           Align Technology, Inc./(a)(b)/        287,400    1,873,848
           ----------------------------------------------------------
           ev3 Inc./(a)/                         100,000    1,940,000
           ----------------------------------------------------------
           Gen-Probe Inc./(a)(c)/                 80,500    3,549,245
           ----------------------------------------------------------
                                                            7,363,093
           ----------------------------------------------------------

           HOME FURNISHINGS-0.76%
           Tempur-Pedic International Inc./(a)/  200,000    3,442,000
           ----------------------------------------------------------

           HOMEFURNISHING RETAIL-1.07%
           Cost Plus, Inc./(a)/                  100,000    2,253,000
           ----------------------------------------------------------
           Linens 'n Things, Inc./(a)(b)/        100,000    2,625,000
           ----------------------------------------------------------
                                                            4,878,000
           ----------------------------------------------------------

           HOTELS, RESORTS & CRUISE LINES-0.73%
           Four Seasons Hotels, Inc. (Canada)     50,000    3,325,000
           ----------------------------------------------------------

           HOUSEHOLD APPLIANCES-0.97%
           Blount International, Inc./(a)/       250,000    4,395,000
           ----------------------------------------------------------

           INDUSTRIAL GASES-0.49%
           Airgas, Inc.                           75,000    2,212,500
           ----------------------------------------------------------

           INDUSTRIAL MACHINERY-0.88%
           Kadant Inc./(a)/                      175,000    3,998,750
           ----------------------------------------------------------

           INTEGRATED TELECOMMUNICATION
            SERVICES-0.88%
           Iowa Telecommunications Services Inc. 175,000    3,321,500
           ----------------------------------------------------------
           NeuStar, Inc.-- Class A/(a)/           24,400      683,200
           ----------------------------------------------------------
                                                            4,004,700
           ----------------------------------------------------------

           INTERNET RETAIL-0.93%
           Blue Nile, Inc./(a)(b)/                50,000    1,663,000
           ----------------------------------------------------------
           FTD Group, Inc./(a)/                  225,000    2,576,250
           ----------------------------------------------------------
                                                            4,239,250
           ----------------------------------------------------------

           INTERNET SOFTWARE & SERVICES-1.31%
           CyberSource Corp./(a)/                250,000    1,750,000
           ----------------------------------------------------------
           Kintera Inc./(a)/                     498,156    2,042,440
           ----------------------------------------------------------
           Websense, Inc./(a)/                    43,200    2,153,088
           ----------------------------------------------------------
                                                            5,945,528
           ----------------------------------------------------------

           IT CONSULTING & OTHER SERVICES-1.30%
           Perot Systems Corp. -- Class A/(a)/   175,500    2,471,040
           ----------------------------------------------------------
           TNS Inc./(a)/                         150,000    3,450,000
           ----------------------------------------------------------
                                                            5,921,040
           ----------------------------------------------------------

                                                              MARKET
                                                   SHARES     VALUE
         --------------------------------------------------------------

         LEISURE FACILITIES-0.78%
         Speedway Motorsports, Inc.                 90,000 $  3,554,100
         --------------------------------------------------------------

         LEISURE PRODUCTS-0.44%
         K2 Inc./(a)/                              150,000    1,995,000
         --------------------------------------------------------------

         MANAGED HEALTH CARE-0.26%
         Molina Healthcare Inc./(a)/                50,100    1,199,394
         --------------------------------------------------------------

         METAL & GLASS CONTAINERS-0.51%
         Crown Holdings, Inc./(a)/                 146,000    2,305,340
         --------------------------------------------------------------

         MOVIES & ENTERTAINMENT-1.38%
         Regal Entertainment Group -- Class A/(b)/ 325,000    6,275,750
         --------------------------------------------------------------

         OFFICE SERVICES & SUPPLIES-0.92%
         Mine Safety Appliances Co.                 69,100    3,378,990
         --------------------------------------------------------------
         PeopleSupport, Inc./(a)/                   86,500      829,535
         --------------------------------------------------------------
                                                              4,208,525
         --------------------------------------------------------------

         OIL & GAS DRILLING-1.88%
         Atwood Oceanics, Inc./(a)(c)/              40,000    2,726,800
         --------------------------------------------------------------
         Rowan Cos., Inc./(c)/                      70,000    2,391,200
         --------------------------------------------------------------
         Todco -- Class A/(a)(c)/                   50,000    1,535,500
         --------------------------------------------------------------
         Unit Corp./(a)(c)/                         40,000    1,900,000
         --------------------------------------------------------------
                                                              8,553,500
         --------------------------------------------------------------

         OIL & GAS EQUIPMENT & SERVICES-1.71%
         Input/Output, Inc./(a)(b)/                525,000    3,801,000
         --------------------------------------------------------------
         Key Energy Services, Inc./(a)/            176,200    2,308,220
         --------------------------------------------------------------
         Maverick Tube Corp./(a)/                   50,000    1,658,500
         --------------------------------------------------------------
                                                              7,767,720
         --------------------------------------------------------------

         OIL & GAS EXPLORATION & PRODUCTION-1.66%
         Barrett (Bill) Corp./(a)/                 150,000    4,798,500
         --------------------------------------------------------------
         Spinnaker Exploration Co./(a)(c)/          70,000    2,746,800
         --------------------------------------------------------------
                                                              7,545,300
         --------------------------------------------------------------

         OIL & GAS REFINING & MARKETING -0.44%
         Alon USA Energy, Inc./(a)/                112,700    2,000,425
         --------------------------------------------------------------

         PACKAGED FOODS & MEATS-1.90%
         Diamond Foods, Inc./(a)/                   90,100    1,995,715
         --------------------------------------------------------------
         Premium Standard Farms, Inc.              175,000    2,625,000
         --------------------------------------------------------------
         Sanderson Farms, Inc.                      45,000    1,939,050
         --------------------------------------------------------------
         TreeHouse Foods, Inc./(a)/                 68,000    2,079,440
         --------------------------------------------------------------
                                                              8,639,205
         --------------------------------------------------------------

         PHARMACEUTICALS-4.09%
         Andrx Corp./(a)/                          165,000    3,060,750
         --------------------------------------------------------------
         Medicis Pharmaceutical Corp. -- Class A   143,100    4,853,952
         --------------------------------------------------------------
         MGI Pharma, Inc./(a)/                     164,000    4,477,200
         --------------------------------------------------------------
         Par Pharmaceutical Cos. Inc./(a)/          67,500    1,580,850
         --------------------------------------------------------------
         Salix Pharmaceuticals, Ltd./(a)/          100,000    1,930,000
         --------------------------------------------------------------
         Valeant Pharmaceuticals International     138,500    2,732,605
         --------------------------------------------------------------
                                                             18,635,357
         --------------------------------------------------------------

                                                             MARKET
                                                  SHARES     VALUE
          ------------------------------------------------------------

          REGIONAL BANKS-2.55%
          East West Bancorp, Inc.                 110,000 $  3,795,000
          ------------------------------------------------------------
          Nara Bancorp, Inc.                      165,600    2,573,424
          ------------------------------------------------------------
          South Financial Group, Inc. (The)        54,300    1,572,528
          ------------------------------------------------------------
          UCBH Holdings, Inc.                     200,000    3,654,000
          ------------------------------------------------------------
                                                            11,594,952
          ------------------------------------------------------------

          RESTAURANTS-1.15%
          CKE Restaurants, Inc.                   260,000    3,369,600
          ------------------------------------------------------------
          Ruby Tuesday, Inc.                       75,000    1,876,500
          ------------------------------------------------------------
                                                             5,246,100
          ------------------------------------------------------------

          SEMICONDUCTOR EQUIPMENT-1.20%
          Mattson Technology, Inc./(a)(b)/        375,000    3,187,500
          ------------------------------------------------------------
          Rudolph Technologies, Inc./(a)/         150,000    2,286,000
          ------------------------------------------------------------
                                                             5,473,500
          ------------------------------------------------------------

          SEMICONDUCTORS-2.30%
          Hittite Microwave Corp./(a)/            112,600    2,182,188
          ------------------------------------------------------------
          Integrated Device Technology, Inc./(a)/ 350,000    4,046,000
          ------------------------------------------------------------
          Semtech Corp./(a)/                      125,000    2,295,000
          ------------------------------------------------------------
          Sigmatel Inc./(a)/                       97,100    1,944,913
          ------------------------------------------------------------
                                                            10,468,101
          ------------------------------------------------------------

          SPECIALIZED CONSUMER SERVICES-1.11%
          Jackson Hewitt Tax Service Inc.         200,000    5,062,000
          ------------------------------------------------------------

          SPECIALIZED FINANCE-1.18%
          Marlin Business Services Inc./(a)/      120,000    2,670,000
          ------------------------------------------------------------
          Primus Guaranty, Ltd. (Bermuda)/(a)(b)/ 200,000    2,718,000
          ------------------------------------------------------------
                                                             5,388,000
          ------------------------------------------------------------

          SPECIALTY STORES-1.25%
          Gander Mountain Co./(a)(b)/             125,000    1,433,750
          ------------------------------------------------------------
          Golf Galaxy, Inc./(a)/                   42,100      783,481
          ------------------------------------------------------------
          PETCO Animal Supplies, Inc./(a)/        125,000    3,483,750
          ------------------------------------------------------------
                                                             5,700,981
          ------------------------------------------------------------

          SYSTEMS SOFTWARE-0.39%
          Micromuse Inc./(a)/                     310,600    1,754,890
          ------------------------------------------------------------

          TECHNOLOGY DISTRIBUTORS-0.49%
          PC Connection, Inc./(a)/                405,600    2,238,912
          ------------------------------------------------------------

          THRIFTS & MORTGAGE FINANCE-2.33%
          BankUnited Financial Corp. -- Class A   113,300    2,991,120
          ------------------------------------------------------------
          Commercial Capital Bancorp, Inc.        175,000    3,472,000
          ------------------------------------------------------------
          Franklin Bank Corp./(a)/                225,000    4,133,250
          ------------------------------------------------------------
                                                            10,596,370
          ------------------------------------------------------------

          TRADING COMPANIES &
           DISTRIBUTORS-1.35%
          Watsco, Inc.                             60,000    2,841,600
          ------------------------------------------------------------
          WESCO International, Inc./(a)/           97,000    3,303,820
          ------------------------------------------------------------
                                                             6,145,420
          ------------------------------------------------------------
              Total Common Stocks
               (Cost $386,767,176)                         418,225,801
          ------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
 -----------------------------------------------------------------------------
 MONEY MARKET FUNDS-8.96%
 Premier Portfolio-Institutional Class
  (Cost $40,793,489)/(d)/                             40,793,489 $ 40,793,489
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-100.84% (excluding
  investments purchased with cash collateral from
  securities loaned) (Cost $427,560,665)                          459,019,290
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

 MONEY MARKET FUNDS-4.03%
 Premier Portfolio-Institutional Class/(d)(e)/        18,334,224   18,334,224
 -----------------------------------------------------------------------------
     Total Money Market Funds (purchased with cash
      collateral from securities loaned)
      (Cost $18,334,224)                                           18,334,224
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-104.87% (Cost $445,894,889)                    477,353,514
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(4.87%)                            (22,146,898)
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                              $455,206,616
 -----------------------------------------------------------------------------

Notes to Schedule of Investments:
/(a)/Non-income producing security.
/(b)/All or a portion of this security has been pledged as collateral for securities lending transactions at July 31, 2005.
/(c)/A portion of this security is subject to call options written. See Note 1F and Note 9.
/(d)/The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
/(e)/The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2005

ASSETS:
Investments, at market value (cost $386,767,176)*                     $ 418,225,801
------------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $59,127,713)          59,127,713
------------------------------------------------------------------------------------
    Total investments (cost $445,894,889)                               477,353,514
------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                       14,148,869
------------------------------------------------------------------------------------
  Fund shares sold                                                        3,320,336
------------------------------------------------------------------------------------
  Dividends                                                                 121,519
------------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans           102,159
------------------------------------------------------------------------------------
Other assets                                                                 50,123
------------------------------------------------------------------------------------
    Total assets                                                        495,096,520
------------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                  18,629,183
------------------------------------------------------------------------------------
  Fund shares reacquired                                                  1,764,804
------------------------------------------------------------------------------------
  Options written, at market value (premiums received $514,313)             656,930
------------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                        134,627
------------------------------------------------------------------------------------
  Collateral upon return of securities loaned                            18,334,224
------------------------------------------------------------------------------------
Accrued distribution fees                                                    88,850
------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                             1,393
------------------------------------------------------------------------------------
Accrued transfer agent fees                                                 187,387
------------------------------------------------------------------------------------
Accrued operating expenses                                                   92,506
------------------------------------------------------------------------------------
    Total liabilities                                                    39,889,904
------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                           $ 455,206,616
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                         $ 839,723,188
------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                 (136,814)
------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 futures contracts and option contracts                                (415,695,766)
------------------------------------------------------------------------------------
Unrealized appreciation of investment securities and option contracts    31,316,008
------------------------------------------------------------------------------------
                                                                      $ 455,206,616
------------------------------------------------------------------------------------

          NET ASSETS:
          Class A                                         $ 16,593,630
          ------------------------------------------------------------
          Class B                                         $  5,368,764
          ------------------------------------------------------------
          Class C                                         $  2,853,337
          ------------------------------------------------------------
          Class K                                         $  4,200,543
          ------------------------------------------------------------
          Investor Class                                  $407,557,179
          ------------------------------------------------------------
          Institutional Class                             $ 18,633,163
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE, UNLIMITED
           NUMBER OF SHARES AUTHORIZED:
          Class A                                            1,254,290
          ------------------------------------------------------------
          Class B                                              414,329
          ------------------------------------------------------------
          Class C                                              230,281
          ------------------------------------------------------------
          Class K                                              318,529
          ------------------------------------------------------------
          Investor Class                                    30,769,597
          ------------------------------------------------------------
          Institutional Class                                1,404,605
          ------------------------------------------------------------
          Class A:
            Net asset value per share                     $      13.23
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $13.23 / 94.50%)        $      14.00
          ------------------------------------------------------------
          Class B:
            Net asset value and offering price per share  $      12.96
          ------------------------------------------------------------
          Class C:
            Net asset value and offering price per share  $      12.39
          ------------------------------------------------------------
          Class K:
            Net asset value and offering price per share  $      13.19
          ------------------------------------------------------------
          Investor Class:
            Net asset value and offering price per share  $      13.25
          ------------------------------------------------------------
          Institutional Class:
            Net asset value and offering price per share  $      13.27
          ------------------------------------------------------------

* At July 31, 2005, securities with an aggregate market value of $17,833,426 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the year ended July 31, 2005

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,386)                             $  1,366,889
----------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending
 income of $114,364 after compensation to counterparties of $443,344)                 760,994
----------------------------------------------------------------------------------------------
   Total investment income                                                          2,127,883
----------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                       3,721,889
----------------------------------------------------------------------------------------------
Administrative services fees                                                          159,834
----------------------------------------------------------------------------------------------
Custodian fees                                                                         65,587
----------------------------------------------------------------------------------------------
Distribution fees:
 Class A                                                                               41,427
----------------------------------------------------------------------------------------------
 Class B                                                                               47,089
----------------------------------------------------------------------------------------------
 Class C                                                                               26,101
----------------------------------------------------------------------------------------------
 Class K                                                                              306,133
----------------------------------------------------------------------------------------------
 Investor Class                                                                     1,074,521
----------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, K & Investor                                        1,924,229
----------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                      397
----------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                                              33,304
----------------------------------------------------------------------------------------------
Other                                                                                 376,389
----------------------------------------------------------------------------------------------
   Total expenses                                                                   7,776,900
----------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                 (88,653)
----------------------------------------------------------------------------------------------
   Net expenses                                                                     7,688,247
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                       (5,560,364)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FUTURES
 CONTRACTS AND OPTION CONTRACTS:
Net realized gain (loss) from:
 Investment securities (includes gains from securities sold to affiliates of
   $4,428,748)                                                                    111,953,751
----------------------------------------------------------------------------------------------
 Futures contracts                                                                 (2,227,061)
----------------------------------------------------------------------------------------------
 Option contracts written                                                             875,120
----------------------------------------------------------------------------------------------
                                                                                  110,601,810
----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                                              9,089,237
----------------------------------------------------------------------------------------------
 Option contracts written                                                            (142,617)
----------------------------------------------------------------------------------------------
                                                                                    8,946,620
----------------------------------------------------------------------------------------------
Net gain from investment securities, futures contracts and option contracts       119,548,430
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $113,988,066
----------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended July 31, 2005 and 2004

                                                                                                                     2005
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                  $  (5,560,364)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures contracts and option contracts                            110,601,810
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and option contracts                8,946,620
-------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                          113,988,066
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                           8,749,357
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                           2,794,627
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                             395,145
-------------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                         (99,670,690)
-------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                 (191,876,676)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                              18,196,801
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                      (261,411,436)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                        (147,423,370)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                               602,629,986
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(136,814) and $(74,383), respectively)  $ 455,206,616
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     2004
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
  Net investment income (loss)                                                                                  $ (11,521,342)
------------------------------------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures contracts and option contracts                            220,313,063
------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of investment securities and option contracts             (127,383,246)
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                                                           81,408,475
------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                                                                          (1,089,987)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                           1,459,096
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                            (110,783)
------------------------------------------------------------------------------------------------------------------------------
  Class K                                                                                                          (4,481,287)
------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                                                                 (468,340,735)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                                                                      --
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from share transactions                                      (472,563,696)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                                                                        (391,155,221)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of year                                                                                               993,785,207
------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income (loss) of $(136,814) and $(74,383), respectively)  $ 602,629,986
------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Company Growth Fund, formerly INVESCO Small Company Growth Fund, (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Effective as of the close of business on April 1, 2002, the Fund limited public sales of its Investor Class shares to certain investors. Effective as of the close of business on August 15, 2005, the Fund is limiting public sales of its Class K shares to certain investors.
  The Fund's investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.
B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
G. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the
I. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average net assets as follows:

              AVERAGE NET ASSETS                             RATE
              ----------------------------------------------------
              First $350 million                             0.75%
              ----------------------------------------------------
              Next $350 million                              0.65%
              ----------------------------------------------------
              Next $1.3 billion                              0.55%
              ----------------------------------------------------
              Next $2 billion                                0.45%
              ----------------------------------------------------
              Next $2 billion                                0.40%
              ----------------------------------------------------
              Next $2 billion                               0.375%
              ----------------------------------------------------
              Over $8 billion                                0.35%
              ----------------------------------------------------

  Under the terms of a master sub-advisory agreement between AIM with INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM paid INVESCO 40% of the fee paid by the Fund to AIM. This sub-advisory agreement expired on September 30, 2004.
  AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.50%, 2.25%, 2.25%, 1.70%, 1.50% and 1.25% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.90%, 2.65%, 2.65%, 2.10%, 1.90% and 1.65% of average daily net assets, respectively, through July 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the year ended July 31, 2005, AIM waived fees of $10,627.
  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $63,733.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $159,834.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $1,924,229 for Class A, Class B, Class C, Class K and Investor Class share classes and $397 for Institutional Class shares.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class K and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class K and Investor Class shares paid $41,427, $47,089, $26,101, $306,133 and $1,074,521, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended July 31, 2005 ADI advised the Fund that it retained $8,395 in front-end sales commissions from the sale of Class A shares and $0, $2,587, $236 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                  CHANGE IN
                                           MARKET                                 UNREALIZED     MARKET
                                           VALUE     PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                                      07/31/04    AT COST      FROM SALES   (DEPRECIATION)  07/31/05    INCOME  GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $3,265,874 $423,014,846 $(385,487,231)      $--       $40,793,489 $646,630     $--
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   CHANGE IN
                                           MARKET                                  UNREALIZED     MARKET
                                           VALUE      PURCHASES      PROCEEDS     APPRECIATION    VALUE     DIVIDEND  REALIZED
FUND                                      07/31/04     AT COST      FROM SALES   (DEPRECIATION)  07/31/05   INCOME*  GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class $20,058,609 $360,398,301 $(362,122,686)      $--       $18,334,224 $114,364     $--
--------------------------------------------------------------------------------------------------------------------------------
Total                                    $23,324,483 $783,413,147 $(747,609,917)      $--       $59,127,713 $760,994     $--
--------------------------------------------------------------------------------------------------------------------------------

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2005, the Fund engaged in securities purchases of $21,947,561 and sales of $21,773,491, which resulted in net realized gains of $4,428,748.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $14,293.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended July 31, 2005, the Fund paid legal fees of $6,039 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At July 31, 2005, securities with an aggregate value of $17,833,426 were on loan to brokers. The loans were secured by cash collateral of $18,334,224 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended July 31, 2005, the Fund received dividends on cash collateral of $114,364 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                        TRANSACTIONS DURING THE PERIOD
                    ---------------------------------------
                                      CALL OPTION CONTRACTS
                                      --------------------
                                      NUMBER OF  PREMIUMS
                                      CONTRACTS  RECEIVED
                    ---------------------------------------
                    Beginning of year      --   $       --
                    ---------------------------------------
                    Written            16,583    1,705,672
                    ---------------------------------------
                    Closed             (3,003)    (329,139)
                    ---------------------------------------
                    Exercised            (450)     (73,137)
                    ---------------------------------------
                    Expired            (9,209)    (789,083)
                    ---------------------------------------
                    End of year         3,921   $  514,313
                    ---------------------------------------

                            OPEN CALLS OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------
                                                                                    CHANGE IN
                                                                                    UNREALIZED
                                  CONTRACT STRIKE NUMBER OF PREMIUMS MARKET VALUE  APPRECIATION
                                   MONTH   PRICE  CONTRACTS RECEIVED   07/31/05   (DEPRECIATION)
------------------------------------------------------------------------------------------------
Digene Corp.                       Aug-05  $30.0      600   $ 91,220   $ 60,000     $  31,220
------------------------------------------------------------------------------------------------
Atwood Oceanics, Inc.              Sep-05   70.0      400     65,797     89,000       (23,203)
------------------------------------------------------------------------------------------------
Gen-Probe Inc.                     Sep-05   45.0      400     84,265     94,000        (9,735)
------------------------------------------------------------------------------------------------
Market Biosciences Corp.           Sep-05   50.0      321     31,145     25,680         5,465
------------------------------------------------------------------------------------------------
Rowan Cos., Inc.                   Sep-05   35.0      600     43,798     97,500       (53,702)
------------------------------------------------------------------------------------------------
Spinnaker Exploration Co.          Sep-05   40.0      700    110,259    120,750       (10,491)
------------------------------------------------------------------------------------------------
Todco -- Class A                   Sep-05   30.0      500     40,003    120,000       (79,997)
------------------------------------------------------------------------------------------------
Unit Corp.                         Sep-05   50.0      400     47,826     50,000        (2,174)
------------------------------------------------------------------------------------------------
Total outstanding options written                   3,921   $514,313   $656,930     $(142,617)
------------------------------------------------------------------------------------------------

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The fund paid no distributions during the years ended July 31, 2005 and July 31, 2004.

TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                         2005
             -----------------------------------------------------
             Unrealized appreciation -- investments $  30,853,493
             -----------------------------------------------------
             Temporary book/tax differences               (79,848)
             -----------------------------------------------------
             Capital loss carryforward               (415,290,217)
             -----------------------------------------------------
             Shares of beneficial interest            839,723,188
             -----------------------------------------------------
             Total net assets                       $ 455,206,616
             -----------------------------------------------------

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written of $(142,617).
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $106,684,898 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                 CAPITAL LOSS
                 EXPIRATION                      CARRYFORWARD*
                 ---------------------------------------------
                 July 31, 2010                   $108,383,074
                 ---------------------------------------------
                 July 31, 2011                    306,907,143
                 ---------------------------------------------
                 Total capital loss carryforward $415,290,217
                 ---------------------------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $978,130,711 and $1,278,328,340, respectively.
  At the request of the Trustees, AIM recovered third party research credits during the year ended July 31, 2005, in the amount of $110,888. These research credits were recorded as realized gains.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
   --------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $ 45,800,364
   --------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (14,804,254)
   --------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $ 30,996,110
   --------------------------------------------------------------------------

Cost of investments for tax purposes is $446,357,404.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on July 31, 2005, undistributed net investment income (loss) was increased by $5,497,933, undistributed net realized gain (loss) was decreased by $619,196 and shares of beneficial interest decreased by $4,878,737. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED JULY 31,
                                                          ------------------------------------------------------
                                                                   2005/(A)/                     2004
                                                          --------------------------  --------------------------
                                                             SHARES        AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   1,585,421  $  19,110,253      864,587  $   9,154,173
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     556,041      6,418,657      164,324      1,842,822
-----------------------------------------------------------------------------------------------------------------
  Class C                                                     223,636      2,445,311    1,766,802     17,696,411
-----------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                                428,614      5,100,249    3,093,782     34,174,395
-----------------------------------------------------------------------------------------------------------------
  Investor Class                                            7,478,089     86,925,322   41,851,952    458,943,231
-----------------------------------------------------------------------------------------------------------------
  Institutional Class/(c)/                                  1,405,160     18,204,038           --             --
-----------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      22,064        263,439        8,189         92,775
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     (22,476)      (263,439)      (8,305)       (92,775)
-----------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (900,158)   (10,624,335)    (962,897)   (10,336,935)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                    (289,813)    (3,360,591)     (26,636)      (290,951)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                    (186,295)    (2,050,166)  (1,750,220)   (17,807,194)
-----------------------------------------------------------------------------------------------------------------
  Class K/(b)/                                             (9,261,321)  (104,770,939)  (3,463,825)   (38,655,682)
-----------------------------------------------------------------------------------------------------------------
  Investor Class                                          (24,140,390)  (278,801,998) (83,507,791)  (927,283,966)
-----------------------------------------------------------------------------------------------------------------
  Institutional Class/(c)/                                       (555)        (7,237)          --             --
-----------------------------------------------------------------------------------------------------------------
                                                          (23,101,983) $(261,411,436) (41,970,038) $(472,563,696)
-----------------------------------------------------------------------------------------------------------------

/(a)/There are five entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 39% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
/(b)/Effective October 21, 2005, Class K shares will convert to Class A shares. /(c)/Institutional Class shares commenced sales on July 13, 2005.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                                   -----------------------------------------------
                                                                                                        MARCH 28, 2002
                                                                                                         (DATE SALES
                                                                                                        COMMENCED) TO
                                                                           YEAR ENDED JULY 31,             JULY 31,
                                                                   ----------------------------------        2002
                                                                        2005          2004       2003   --------------
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.49        $10.00       $ 8.41      $ 11.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.13)/(a)/   (0.14)/(a)/  (0.01)       (0.02)/(a)/
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)     2.87          0.63         1.60        (2.82)
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                  2.74          0.49         1.59        (2.84)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 13.23        $10.49       $10.00      $  8.41
-------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                    26.12%         4.90%       18.91%      (25.24)%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $16,594        $5,737       $6,372      $ 2,607
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.54%/(c)/    1.60%        1.38%        1.24%/(d)/
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.55%/(c)/    1.63%        1.38%        1.24%/(d)/
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets          (1.13)%/(c)/  (1.32)%      (0.69)%      (0.74)%/(d)/
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                           199%          130%         119%          99%
-------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $12,152,828.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                          CLASS B
                                                                   ----------------------------------------------
                                                                                                       MARCH 28, 2002
                                                                                                        (DATE SALES
                                                                                                       COMMENCED) TO
                                                                           YEAR ENDED JULY 31,            JULY 31,
                                                                   ---------------------------------        2002
                                                                       2005          2004       2003   --------------
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.33        $ 9.91       $ 8.41      $ 11.25
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.21)/(a)/   (0.22)/(a)/  (0.07)       (0.04)/(a)/
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    2.84          0.64         1.57        (2.80)
------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 2.63          0.42         1.50        (2.84)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $12.96        $10.33       $ 9.91      $  8.41
------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   25.46%         4.24%       17.84%      (25.24)%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,369        $1,762       $  408      $    67
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.20%/(c)/    2.25%        2.25%        2.14%/(d)/
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  2.21%/(c)/    2.89%        4.00%        2.14%/(d)/
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.79)%/(c)/  (1.97)%      (1.61)%      (1.68)%/(d)/
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                          199%          130%         119%          99%
------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $4,708,862.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                         CLASS C
                                                             ---------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                             ---------------------------------------------------------
                                                                 2005          2004       2003       2002          2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 9.88        $ 9.49       $ 8.09   $ 12.54       $ 18.37
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                                 (0.20)/(a)/   (0.20)/(a)/  (0.18)    (0.18)/(a)/   (0.12)/(b)/
----------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized and
   unrealized)                                                 2.71          0.59         1.58     (4.27)        (4.78)
----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                            2.51          0.39         1.40     (4.45)        (4.90)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                       --            --           --        --         (0.93)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $12.39        $ 9.88       $ 9.49   $  8.09       $ 12.54
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                             25.41%         4.11%       17.45%   (35.57)%      (27.24)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $2,853        $1,907       $1,673   $ 1,087       $ 2,034
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                2.20%/(d)/    2.25%        2.25%     2.25%         2.13%
----------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements             2.21%/(d)/    3.48%        3.55%     2.70%         2.13%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets   (1.79)%/(d)/  (1.97)%      (1.73)%   (1.81)%       (1.12)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         199%          130%         119%       99%          112%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.16) for the year ended July 31, 2001.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
/(d)/Ratios are based on average daily net assets of $2,610,087.

                                                                                            CLASS K
                                                                   --------------------------------------------------
                                                                                                         DECEMBER 14, 2001
                                                                                                            (DATE SALES
                                                                                                           COMMENCED) TO
                                                                            YEAR ENDED JULY 31,              JULY 31,
                                                                   -----------------------------------         2002
                                                                       2005          2004        2003    -----------------
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.46        $  9.99       $  8.43        $ 11.76
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.14)/(a)/    (0.16)/(a)/   (0.01)         (0.05)/(a)/
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)    2.87           0.63          1.57          (3.28)
----------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 2.73           0.47          1.56          (3.33)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $13.19        $ 10.46       $  9.99        $  8.43
----------------------------------------------------------------------------------------------------------------------------
Total return/(b)/                                                   26.10%          4.70%        18.51%        (28.32)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $4,201        $95,752       $95,105        $66,451
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.65%/(c)/     1.70%         1.70%          1.17%/(d)/
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  1.66%/(c)/     1.98%         3.12%          1.17%/(d)/
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.24)%/(c)/   (1.42)%       (1.12)%        (0.80)%/(d)/
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                          199%           130%          119%            99%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are based on average daily net assets of $68,029,547.
/(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                INVESTOR CLASS
                                                   -------------------------------------------------------------------
                                                                              YEAR ENDED JULY 31,
                                                   -------------------------------------------------------------------
                                                        2005            2004         2003         2002            2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  10.49        $   9.99       $   8.41   $  12.76       $    18.50
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                         (0.12)/(a)/     (0.13)/(a)/    (0.00)     (0.01)/(b)/      (0.04)/(a)/
----------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                     2.88            0.63           1.58      (4.34)           (4.77)
----------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                    2.76            0.50           1.58      (4.35)           (4.81)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains               --              --             --         --            (0.93)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  13.25        $  10.49       $   9.99   $   8.41       $    12.76
----------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                     26.31%           5.00%         18.79%    (34.09)%         (26.53)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $407,557        $497,472       $890,227   $800,520       $1,395,113
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements        1.45%/(d)/      1.49%          1.50%      1.45%            1.29%
----------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements     1.46%/(d)/      1.59%          1.67%      1.45%            1.29%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                           (1.04)%/(d)/    (1.21)%        (0.94)%    (1.01)%          (0.28)%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 199%            130%           119%        99%             112%
----------------------------------------------------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.12) for the year ended July 31, 2002.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
/(d)/Ratios are based on average daily net assets of $430,553,031.

                                                            INSTITUTIONAL CLASS
                                                            -------------------
                                                               JULY 13, 2005
                                                                (DATE SALES
                                                               COMMENCED) TO
                                                                 JULY 31,
                                                                   2005
--------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 12.98
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.00)/(a)/
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.29
--------------------------------------------------------------------------------
    Total from investment operations                                 0.29
--------------------------------------------------------------------------------
Net asset value, end of period                                    $ 13.27
--------------------------------------------------------------------------------
Total return/(b)/                                                    2.23%
--------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $18,633
--------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     0.77%/(c)/
--------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  0.78%/(c)/
--------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.36)%/(c)/
--------------------------------------------------------------------------------
Portfolio turnover rate/(d)/                                          199%
--------------------------------------------------------------------------------

/(a)/Calculated using average shares outstanding.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $13,405,741. /(d)/Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.
  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action
No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code (S) 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code
Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.
  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.
  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:
     . that the defendants permitted improper market timing and related activity in the AIM Funds;
     .   that certain AIM Funds inadequately employed fair value pricing;
     . that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;
     . that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;
     . that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

     . that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.
  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under
Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under
Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

*    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Small Company Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Company Growth Fund, formerly known as INVESCO Small Company Growth Fund, (one of the funds constituting AIM Stock Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of July 31, 2005

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITIONS(S) HELD WITH THE             TRUSTEE AND/     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE DURING PAST 5 YEARS                      HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------
 Robert H. Graham/1 /-- 1946           2003             Director and Chairman, A I M Management  None
 Trustee, Vice Chair and President                      Group Inc. (financial services holding
                                                        company); Director and Vice Chairman,
                                                        AMVESCAP PLC and Chairman, AMVESCAP
                                                        PLC -- AIM Division (parent of AIM and
                                                        a global investment management firm)

                                                        Formerly: President and Chief Executive
                                                        Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc. (registered investment
                                                        advisor); Director and Chairman, A I M
                                                        Capital Management, Inc. (registered
                                                        investment advisor), A I M
                                                        Distributors, Inc. (registered broker
                                                        dealer), AIM Investment Services, Inc.
                                                        (registered transfer agent), and Fund
                                                        Management Company (registered broker
                                                        dealer); and Chief Executive Officer,
                                                        AMVESCAP PLC  -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------
 Mark H. Williamson/2 /-- 1951         1998             Director, President and Chief Executive  None
 Trustee and Executive Vice President                   Officer, A I M Management Group Inc.;
                                                        Director, Chairman and President, A I M
                                                        Advisors, Inc.; Director, A I M Capital
                                                        Management, Inc. and A I M
                                                        Distributors, Inc.; Director and
                                                        Chairman, AIM Investment Services,
                                                        Inc., Fund Management Company and
                                                        INVESCO Distributors, Inc. (registered
                                                        broker dealer); and Chief Executive
                                                        Officer, AMVESCAP PLC -- AIM Division
                                                        (parent of AIM and a global investment
                                                        management firm)

                                                        Formerly: Director, Chairman, President
                                                        and Chief Executive Officer, INVESCO
                                                        Funds Group, Inc.; President and Chief
                                                        Executive Officer, INVESCO
                                                        Distributors, Inc.; Chief Executive
                                                        Officer, AMVESCAP PLC -- Managed
                                                        Products
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 Bruce L. Crockett/3 /-- 1944          2003             Chairman, Crockett Technology            ACE Limited (insurance
 Trustee and Chair                                      Associates (technology consulting        company); and Captaris, Inc.
                                                        company)                                 (unified messaging provider)
---------------------------------------------------------------------------------------------------------------------------------
 Bob R. Baker -- 1936                  1983             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Frank S. Bayley -- 1939               2003             Retired                                  Badgley Funds, Inc. (registered
 Trustee                                                                                         investment company
                                                        Formerly: Partner, law firm of Baker &   (2 portfolios))
                                                        McKenzie
---------------------------------------------------------------------------------------------------------------------------------
 James T. Bunch -- 1942                2000             Co-President and Founder, Green,         None
 Trustee                                                Manning & Bunch Ltd., (investment
                                                        banking firm); and Director, Policy
                                                        Studies, Inc. and Van Gilder Insurance
                                                        Corporation
---------------------------------------------------------------------------------------------------------------------------------
 Albert R. Dowden -- 1941              2003             Director of a number of public and       None
 Trustee                                                private business corporations,
                                                        including the Boss Group Ltd. (private
                                                        investment and management); Cortland
                                                        Trust, Inc. (Chairman) (registered
                                                        investment company (3 portfolios));
                                                        Annuity and Life Re (Holdings), Ltd.
                                                        (insurance company); and CompuDyne
                                                        Corporation (provider of products and
                                                        services to the public security market)

                                                        Formerly: Director, President and Chief
                                                        Executive Officer, Volvo Group North
                                                        America, Inc.; Senior Vice President,
                                                        AB Volvo; and director of various
                                                        affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------
 Edward K. Dunn, Jr. -- 1935           2003             Retired                                  None
 Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Jack M. Fields -- 1952                2003             Chief Executive Officer, Twenty First    Administaff and Discovery
 Trustee                                                Century Group, Inc. (government affairs  Global Education Fund (non-
                                                        company) (owner) Dos Angelos Ranch, L.P. profit)

                                                        Formerly: Chief Executive Officer,
                                                        Texana Timber LP (sustainable forestry
                                                        company)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Carl Frischling -- 1937               2003             Partner, law firm of Kramer Levin        Cortland Trust, Inc. (registered
 Trustee                                                Naftalis and Frankel LLP                 investment company
                                                                                                 (3 portfolios))
---------------------------------------------------------------------------------------------------------------------------------
 Gerald J. Lewis -- 1933               2000             Chairman, Lawsuit Resolution Services    General Chemical Group, Inc.
 Trustee                                                (San Diego, California)
---------------------------------------------------------------------------------------------------------------------------------
 Prema Mathai-Davis -- 1950            2003             Formerly: Chief Executive Officer, YWCA  None
 Trustee                                                of the USA
---------------------------------------------------------------------------------------------------------------------------------

/(1)/ Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
/(2)/ Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
/(3)/ Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005

The address of each trustee and officer of AIM Stock Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE              TRUSTEE AND/     PRINCIPAL OCCUPATION(S) DURING PAST 5    OTHER DIRECTORSHIP(S)
TRUST                                  OR OFFICER SINCE YEARS                                    HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
 Lewis F. Pennock -- 1942              2003             Partner, law firm of Pennock & Cooper    None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Ruth H. Quigley -- 1935               2003             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 Larry Soll -- 1942                    1997             Retired                                  None
 Trustee
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------
 Lisa O. Brinkley/4 /-- 1959           2004             Senior Vice President, A I M Management  N/A
 Senior Vice President and Chief                        Group Inc.; Senior Vice President and
 Compliance Officer                                     Chief Compliance Officer, A I M
                                                        Advisors, Inc.; Vice President and
                                                        Chief Compliance Officer, A I M Capital
                                                        Management, Inc. and Vice President, A
                                                        I M Distributors, Inc., AIM Investment
                                                        Services, Inc. and Fund Management
                                                        Company

                                                        Formerly: Senior Vice President and
                                                        Compliance Director, Delaware
                                                        Investments Family of Funds and Chief
                                                        Compliance Officer, A I M Distributors,
                                                        Inc.
----------------------------------------------------------------------------------------------------------------------
 Russell C. Burk/5 /-- 1958            2005             Formerly: Director of Compliance and     N/A
 Senior Vice President                                  Assistant General Counsel, ICON
 (Senior Officer)                                       Advisers, Inc.; Financial Consultant,
                                                        Merrill Lynch; General Counsel and
                                                        Director of Compliance, ALPS Mutual
                                                        Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
 Kevin M. Carome -- 1956               2003             Director, Senior Vice President,         N/A
 Senior Vice President, Secretary and                   Secretary and General Counsel, A I M
 Chief Legal Officer                                    Management Group Inc. and A I M
                                                        Advisors, Inc.; Director and Vice
                                                        President, INVESCO Distributors, Inc.;
                                                        Vice President, A I M Capital
                                                        Management, Inc., and AIM Investment
                                                        Services, Inc.; Vice President and
                                                        General Counsel, Fund Management
                                                        Company; and Senior Vice President, A I
                                                        M Distributors, Inc.

                                                        Formerly: Senior Vice President and
                                                        General Counsel, Liberty Financial
                                                        Companies, Inc.; and Senior Vice
                                                        President and General Counsel, Liberty
                                                        Funds Group, LLC.; and Vice President,
                                                        A I M Distributors, Inc.; and Director,
                                                        Fund Management Company
----------------------------------------------------------------------------------------------------------------------
 Robert G. Alley -- 1948               2003             Managing Director, Chief Fixed Income    N/A
 Vice President                                         Officer and Senior Investment Officer,
                                                        A I M Capital Management, Inc. and Vice
                                                        President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------
 Sidney M. Dilgren -- 1961             2004             Vice President and Fund Treasurer, A I   N/A
 Vice President and Treasurer                           M Advisors, Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Investment Services, Inc.; and Vice
                                                        President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------
 J. Phillip Ferguson/6 /-- 1945        2005             Senior Vice President and Chief          N/A
 Vice President                                         Investment Officer, A I M Advisors
                                                        Inc.; Director, Chairman, Chief
                                                        Executive Officer, President and Chief
                                                        Investment Officer, A I M Capital
                                                        Management, Inc.; Executive Vice
                                                        President, A I M Management Group Inc.

                                                        Formerly: Senior Vice President, AIM
                                                        Private Asset Management, Inc.; Chief
                                                        Equity Officer, and Senior Investment
                                                        Officer, A I M Capital Management,
                                                        Inc.; and Managing Partner, Beutel,
                                                        Goodman Capital Management
----------------------------------------------------------------------------------------------------------------------
 Karen Dunn Kelley -- 1960             2003             Director of Cash Management, Managing    N/A
 Vice President                                         Director and Chief Cash Management
                                                        Officer, A I M Capital Management,
                                                        Inc.; Director and President, Fund
                                                        Management Company, and Vice President,
                                                        A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------

/(4)/ Ms. Brinkley was elected Senior Vice President and Chief Compliance
      Officer of the Trust effective September 20, 2004.
/(5)/ Mr. Burk was elected Senior Vice President of the Trust effective
      February 15, 2005.
/(6)/ Mr. Ferguson was elected Vice President of the Trust effective February
      24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR          DISTRIBUTOR                   AUDITORS
11 Greenway Plaza.          A I M Advisors, Inc.        A I M Distributors, Inc.      PricewaterhouseCoopers LLP
Suite 100                   11 Greenway Plaza           11 Greenway Plaza             1201 Louisiana Street
Houston, TX 77046-1173      Suite 100                   Suite 100                     Suite 2900
                            Houston, TX 77046-1173      Houston, TX 77046-1173        Houston, Texas 77002-5678
COUNSEL TO THE FUND         COUNSEL TO THE              TRANSFER AGENT                CUSTODIAN
Ballard Spahr               INDEPENDENT TRUSTEES        AIM Investment Services, Inc. State Street Bank and Trust
Andrews & Ingersoll, LLP    Kramer, Levin, Naftalis &   P.O. Box 4739                 Company
1735 Market Street          Frankel LLP                 Houston, TX 77210-4739        225 Franklin Street
Philadelphia, PA 19103-7599 1177 Avenue of the Americas                               Boston, MA 02110-2801
                            New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2005, the Fund designates 0% or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 4.14%, 3.75%, and 9.92%, respectively.


     Domestic Equity                         Sector Equity

AIM Aggressive Growth Fund              AIM Advantage Health Sciences Fund/1/
AIM Basic Balanced Fund*                AIM Energy Fund/1/
AIM Basic Value Fund                    AIM Financial Services Fund/1/
AIM Blue Chip Fund                      AIM Global Health Care Fund
AIM Capital Development Fund            AIM Global Real Estate Fund
AIM Charter Fund                        AIM Gold & Precious Metals Fund/1/
AIM Constellation Fund                  AIM Leisure Fund/1/
AIM Diversified Dividend Fund           AIM Multi-Sector Fund/1/
AIM Dynamics Fund/1/                    AIM Real Estate Fund/7/
AIM Large Cap Basic Value Fund          AIM Technology Fund/1/
AIM Large Cap Growth Fund               AIM Utilities Fund/1/
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/             Fixed Income
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund              AIM Floating Rate Fund
AIM Premier Equity Fund                 AIM High Yield Fund
AIM S&P 500 Index Fund/1/               AIM Income Fund
AIM Select Equity Fund                  AIM Intermediate Government Fund
AIM Small Cap Equity Fund/3/            AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund/4/            AIM Money Market Fund
AIM Small Company Growth Fund/1/        AIM Short Term Bond Fund
AIM Trimark Endeavor Fund               AIM Total Return Bond Fund
AIM Trimark Small Companies Fund        Premier Portfolio
AIM Weingarten Fund                     Premier U.S. Government Money
                                         Portfolio/1/
*Domestic equity and income fund
                                        TAX-FREE

                                        AIM High Income Municipal Fund/8/
   International/Global Equity          AIM Municipal Bond Fund
                                        AIM Tax-Exempt Cash Fund
AIM Asia Pacific Growth Fund            AIM Tax-Free Intermediate Fund
AIM Developing Markets Fund             Premier Tax-Exempt Portfolio
AIM European Growth Fund
AIM European Small Company Fund/5/
AIM Global Aggressive Growth Fund           AIM Allocation Solutions
AIM Global Equity Fund                  AIM Conservative Allocation Fund
AIM Global Growth Fund                  AIM Growth Allocation Fund/9/
AIM Global Value Fund                   AIM Moderate Allocation Fund
AIM International Core Equity Fund/1/   AIM Moderate Growth Allocation Fund
AIM International Growth Fund           AIM Moderately Conservative Allocation Fund
AIM International Small Company
 Fund/6/
AIM Trimark Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /7/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /9/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
--------------------------------------------------------------------------------

AIMinvestments.com           I-SCG-AR-1         A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual    Retirement    Annuities  College    Separately   Offshore   Cash
Funds     Products                 Savings    Managed      Products   Management
                                   Plans      Accounts


                                                         [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                                    Appendix III

                 PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
                        OF AIM SMALL COMPANY GROWTH FUND
                         INTO AIM SMALL CAP GROWTH FUND
                                  JUNE 30, 2005
                                   (Unaudited)

                   SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                  AIM                                                                                     AIM
                                SMALL CAP                                                                               SMALL CAP
    AIM             AIM          GROWTH                                                   AIM            AIM             GROWTH
SMALL COMPANY     SMALL CAP       FUND                                                SMALL COMPANY    SMALL CAP          FUND
  GROWTH           GROWTH       PRO FORMA                                                GROWTH         GROWTH          PRO FORMA
   FUND             FUND        COMBINING                                                 FUND           FUND           COMBINING
------------------------------------------------------------------------------------------------------------------------------------


                                              COMMON STOCKS & OTHER
                                              EQUITY INTERESTS-
                                              97.14%

                                              AEROSPACE & DEFENSE-
                                              1.83%

      175,000             --       175,000    Ceradyne, Inc.                  (a)       $ 4,212,250       $      --     $ 4,212,250
------------------------------------------------------------------------------------------------------------------------------------
       53,700             --        53,700    Engineered Support
                                              Systems, Inc.                               1,924,071              --       1,924,071
------------------------------------------------------------------------------------------------------------------------------------
      122,000             --       122,000    Essex Corp.                     (a)         2,791,360              --       2,791,360
------------------------------------------------------------------------------------------------------------------------------------
           --        484,800       484,800    Mercury Computer
                                              Systems, Inc.                   (a)                --      13,268,976      13,268,976
------------------------------------------------------------------------------------------------------------------------------------
           --        426,200       426,200    United Industrial Corp.                            --      15,232,388      15,232,388
====================================================================================================================================
                                                                                          8,927,681      28,501,364      37,429,045
====================================================================================================================================

                                              AGRICULTURAL PRODUCTS-
                                              0.15%

      125,000             --       125,000    Corn Products
                                              International, Inc.                         2,970,000              --       2,970,000
====================================================================================================================================

                                              AIR FREIGHT &
                                              LOGISTICS- 1.20%

           --        446,400       446,400    Forward Air Corp.                                  --      12,619,728      12,619,728
------------------------------------------------------------------------------------------------------------------------------------
           --        170,000       170,000    UTi Worldwide, Inc.             (b)                --      11,835,400      11,835,400
====================================================================================================================================
                                                                                                 --      24,455,128      24,455,128
====================================================================================================================================

                                              ALTERNATIVE CARRIERS- 0.14%

      444,100             --       444,100    Cogent Communications
                                              Group, Inc.                     (a)         2,948,824              --       2,948,824
====================================================================================================================================

                                              APPAREL RETAIL- 3.78%

       76,800        501,100       577,900    Aeropostale, Inc.               (a)(b)      2,580,480      16,836,960      19,417,440
------------------------------------------------------------------------------------------------------------------------------------
           --        393,262       393,262    bebe stores, Inc.               (b)                --      10,409,645      10,409,645
------------------------------------------------------------------------------------------------------------------------------------
           --        298,400       298,400    Children's Place Retail
                                              Stores, Inc. (The)              (a)(b)             --      13,926,328      13,926,328
------------------------------------------------------------------------------------------------------------------------------------
       19,900             --        19,900    DSW Inc.-Class A                (a)           496,505              --         496,505
------------------------------------------------------------------------------------------------------------------------------------
      120,000             --       120,000    Gymboree Corp. (The)            (a)(b)      1,639,200              --       1,639,200
------------------------------------------------------------------------------------------------------------------------------------
      140,000             --       140,000    Hot Topic, Inc.                 (a)         2,676,800              --       2,676,800
------------------------------------------------------------------------------------------------------------------------------------
           --        480,174       480,174    Jos. A. Bank Clothiers, Inc.    (a)                --      20,791,534      20,791,534
------------------------------------------------------------------------------------------------------------------------------------
           --        317,000       317,000    Pacific Sunwear of
                                              California, Inc.                (a)(b)             --       7,287,830       7,287,830
------------------------------------------------------------------------------------------------------------------------------------
       23,900             --        23,900    Volcom, Inc.                    (a)           639,803              --         639,803
====================================================================================================================================
                                                                                          8,032,788      69,252,297      77,285,085
====================================================================================================================================

                                              APPAREL, ACCESSORIES &
                                              LUXURY GOODS- 0.68%

           --        599,700       599,700    Warnaco Group, Inc. (The)       (a)(b)             --      13,943,025      13,943,025
====================================================================================================================================

                                              APPLICATION SOFTWARE- 3.75%

           --        123,300       123,300    ANSYS, Inc.                     (a)                --       4,378,383       4,378,383
------------------------------------------------------------------------------------------------------------------------------------
      101,443        344,700       446,143    Catapult Communications Corp.   (a)         1,730,617       5,880,582       7,611,199
------------------------------------------------------------------------------------------------------------------------------------
           --        887,700       887,700    Epicor Software Corp.           (a)                --      11,717,640      11,717,640
------------------------------------------------------------------------------------------------------------------------------------
      300,000             --       300,000    Henry (Jack) & Associates, Inc. (a)         5,493,000              --       5,493,000
------------------------------------------------------------------------------------------------------------------------------------
       50,000             --        50,000    Hyperion Solutions Corp.        (a)         2,012,000              --       2,012,000
------------------------------------------------------------------------------------------------------------------------------------
           --        587,200       587,200    Macromedia, Inc.                (a)                --      22,442,784      22,442,784
------------------------------------------------------------------------------------------------------------------------------------
           --        241,800       241,800    MicroStrategy Inc.-Class A      (a)(b)             --      12,825,072      12,825,072
------------------------------------------------------------------------------------------------------------------------------------
      150,000             --       150,000    Open Solutions Inc.             (a)         3,046,500              --       3,046,500
------------------------------------------------------------------------------------------------------------------------------------
      125,000             --       125,000    Sonic Solutions                 (a)(b)      2,325,000              --       2,325,000
------------------------------------------------------------------------------------------------------------------------------------
      224,900             --       224,900    TIBCO Software Inc.             (a)         1,470,846              --       1,470,846
------------------------------------------------------------------------------------------------------------------------------------
      325,000             --       325,000    Ulticom, Inc.                   (a)         3,448,250              --       3,448,250
====================================================================================================================================
                                                                                         19,526,213      57,244,461      76,770,674
====================================================================================================================================

                                              ASSET MANAGEMENT & CUSTODY
                                              BANKS- 1.41%

       45,000        176,500       221,500    Affiliated Managers Group, Inc. (a)(b)      3,074,850      12,060,245      15,135,095
------------------------------------------------------------------------------------------------------------------------------------
      175,000             --       175,000    Investors Financial Services
                                              Corp.                                       6,618,500              --       6,618,500
------------------------------------------------------------------------------------------------------------------------------------
       70,000             --        70,000    National Financial Partners
                                              Corp.                                       2,739,800              --       2,739,800
------------------------------------------------------------------------------------------------------------------------------------
      118,000             --       118,000    Nuveen Investments-Class A                  4,439,160              --       4,439,160
====================================================================================================================================
                                                                                         16,872,310      12,060,245      28,932,555
====================================================================================================================================

                 PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
                        OF AIM SMALL COMPANY GROWTH FUND
                         INTO AIM SMALL CAP GROWTH FUND
                                  JUNE 30, 2005
                                   (Unaudited)

                   SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                  AIM                                                                                     AIM
                                SMALL CAP                                                                               SMALL CAP
    AIM             AIM          GROWTH                                                   AIM            AIM             GROWTH
SMALL COMPANY     SMALL CAP       FUND                                                SMALL COMPANY    SMALL CAP          FUND
  GROWTH           GROWTH       PRO FORMA                                                GROWTH         GROWTH          PRO FORMA
   FUND             FUND        COMBINING                                                 FUND           FUND           COMBINING

------------------------------------------------------------------------------------------------------------------------------------


                                              AUTO PARTS & EQUIPMENT- 0.25%

      139,000             --       139,000    Keystone Automotive
                                              Industries, Inc.                (a)         3,437,470              --       3,437,470
------------------------------------------------------------------------------------------------------------------------------------
       75,000             --        75,000    Midas, Inc.                     (a)         1,725,000              --       1,725,000
====================================================================================================================================
                                                                                          5,162,470              --       5,162,470
====================================================================================================================================

                                              BIOTECHNOLOGY- 3.20%

           --        242,400       242,400    Affymetrix, Inc.                (a)(b)             --      13,072,632      13,072,632
------------------------------------------------------------------------------------------------------------------------------------
      110,000        414,700       524,700    Amylin Pharmaceuticals, Inc.    (a)(b)      2,302,300       8,679,671      10,981,971
------------------------------------------------------------------------------------------------------------------------------------
       75,000             --        75,000    CV Therapeutics, Inc.           (a)         1,681,500              --       1,681,500
------------------------------------------------------------------------------------------------------------------------------------
      115,000             --       115,000    Digene Corp.                    (a)(c)      3,183,200              --       3,183,200
------------------------------------------------------------------------------------------------------------------------------------
      200,000             --       200,000    Incyte Corp.                    (a)         1,430,000              --       1,430,000
------------------------------------------------------------------------------------------------------------------------------------
       33,595             --        33,595    Martek Biosciences Corp.        (a)         1,274,930              --       1,274,930
------------------------------------------------------------------------------------------------------------------------------------
           --        353,000       353,000    Myriad Genetics, Inc.           (a)(b)             --       5,524,450       5,524,450
------------------------------------------------------------------------------------------------------------------------------------
       50,000             --        50,000    Neurocrine Biosciences, Inc.    (a)         2,103,000              --       2,103,000
------------------------------------------------------------------------------------------------------------------------------------
      200,000             --       200,000    Nuvelo, Inc.                    (a)(b)      1,546,000              --       1,546,000
------------------------------------------------------------------------------------------------------------------------------------
           --        462,800       462,800    Protein Design Labs, Inc.       (a)                --       9,353,188       9,353,188
------------------------------------------------------------------------------------------------------------------------------------
      332,000             --       332,000    QLT Inc. (Canada)               (a)         3,459,440              --       3,459,440
------------------------------------------------------------------------------------------------------------------------------------
      100,000             --       100,000    Rigel Pharmaceuticals, Inc.     (a)         1,992,000              --       1,992,000
------------------------------------------------------------------------------------------------------------------------------------
           --        205,500       205,500    United Therapeutics Corp.       (a)(b)             --       9,905,100       9,905,100
====================================================================================================================================
                                                                                         18,972,370      46,535,041      65,507,411
====================================================================================================================================

                                              BROADCASTING & CABLE TV-
                                              0.73%

           --        273,800       273,800    Radio One, Inc.-Class A         (a)                --       3,485,474       3,485,474
------------------------------------------------------------------------------------------------------------------------------------
      225,000        480,100       705,100    Radio One, Inc.-Class D         (a)(b)      2,873,250       6,130,877       9,004,127
------------------------------------------------------------------------------------------------------------------------------------
      375,000             --       375,000    New Frontier Media, Inc.        (a)         2,493,750              --       2,493,750
====================================================================================================================================
                                                                                          5,367,000       9,616,351      14,983,351
====================================================================================================================================

                                              BUILDING PRODUCTS- 0.18%

      129,000             --       129,000    Quixote Corp.                               2,529,690              --       2,529,690
------------------------------------------------------------------------------------------------------------------------------------
       30,000             --        30,000    York International Corp.                    1,140,000              --       1,140,000
====================================================================================================================================
                                                                                          3,669,690              --       3,669,690
====================================================================================================================================

                                              CASINOS & GAMING- 0.55%

      200,000             --       200,000    Multimedia Games, Inc.          (a)(b)      2,202,000              --       2,202,000
------------------------------------------------------------------------------------------------------------------------------------
           --        250,000       250,000    Penn National Gaming, Inc.      (a)                --       9,125,000       9,125,000
====================================================================================================================================
                                                                                          2,202,000       9,125,000      11,327,000
====================================================================================================================================

                                              COMMUNICATIONS EQUIPMENT-
                                              2.43%

           --        181,406       181,406    F5 Networks, Inc.               (a)(b)             --       8,568,712       8,568,712
------------------------------------------------------------------------------------------------------------------------------------
           --        658,300       658,300    NETGEAR, Inc.                   (a)                --      12,244,380      12,244,380
------------------------------------------------------------------------------------------------------------------------------------
           --        241,500       241,500    Plantronics, Inc.               (b)                --       8,780,940       8,780,940
------------------------------------------------------------------------------------------------------------------------------------
           --        660,300       660,300    Polycom, Inc.                   (a)(b)             --       9,845,073       9,845,073
------------------------------------------------------------------------------------------------------------------------------------
           --        302,000       302,000    SafeNet, Inc.                   (a)(b)             --      10,286,120      10,286,120
====================================================================================================================================
                                                                                                 --      49,725,225      49,725,225
====================================================================================================================================

                                              COMPUTER & ELECTRONICS
                                              RETAIL- 0.63%

           --        391,900       391,900    GameStop Corp.-Class A          (a)(b)             --      12,819,049      12,819,049
====================================================================================================================================

                                              COMPUTER HARDWARE- 0.55%

           --        212,200       212,200    Avid Technology, Inc.           (a)(b)             --      11,306,016      11,306,016
====================================================================================================================================

                                              COMPUTER STORAGE &
                                              PERIPHERALS- 0.07%

      350,000             --       350,000    Brocade Communications
                                              Systems, Inc.                   (a)         1,358,000              --       1,358,000
====================================================================================================================================

                                              CONSTRUCTION & ENGINEERING-
                                              0.24%

      120,000             --       120,000    Infrasource Services Inc.       (a)         1,250,400              --       1,250,400
------------------------------------------------------------------------------------------------------------------------------------
      225,000             --       225,000    Perini Corp.                    (a)(b)      3,694,500              --       3,694,500
====================================================================================================================================
                                                                                          4,944,900              --       4,944,900
====================================================================================================================================

                 PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
                        OF AIM SMALL COMPANY GROWTH FUND
                         INTO AIM SMALL CAP GROWTH FUND
                                  JUNE 30, 2005
                                   (Unaudited)


                   SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                  AIM                                                                                     AIM
                                SMALL CAP                                                                               SMALL CAP
    AIM             AIM          GROWTH                                                   AIM            AIM             GROWTH
SMALL COMPANY     SMALL CAP       FUND                                                SMALL COMPANY    SMALL CAP          FUND
  GROWTH           GROWTH       PRO FORMA                                                GROWTH         GROWTH          PRO FORMA
   FUND             FUND        COMBINING                                                 FUND           FUND           COMBINING

------------------------------------------------------------------------------------------------------------------------------------
                                              CONSTRUCTION & FARM
                                              MACHINERY &
                                              HEAVY TRUCKS- 0.79%

      171,000             --       171,000    Astec Industries, Inc.          (a)         3,965,490              --       3,965,490
------------------------------------------------------------------------------------------------------------------------------------
       67,400             --        67,400    Terex Corp.                     (a)         2,655,560              --       2,655,560
------------------------------------------------------------------------------------------------------------------------------------
           --        249,000       249,000    Toro Co. (The)                                     --       9,613,890       9,613,890
====================================================================================================================================
                                                                                          6,621,050       9,613,890      16,234,940
====================================================================================================================================

                                              CONSTRUCTION MATERIALS- 0.86%

           --        189,700       189,700    Eagle Materials Inc.            (b)                --      17,564,323      17,564,323
====================================================================================================================================

                                              CONSUMER FINANCE- 0.09%

       75,000             --        75,000    ACE Cash Express, Inc.          (a)         1,917,000              --       1,917,000
====================================================================================================================================

                                              DATA PROCESSING & OUTSOURCED
                                              SERVICES- 2.17%

      200,000             --       200,000    Alliance Data Systems Corp.     (a)         8,112,000              --       8,112,000
------------------------------------------------------------------------------------------------------------------------------------
           --        531,400       531,400    Euronet Worldwide, Inc.         (a)                --      15,447,798      15,447,798
------------------------------------------------------------------------------------------------------------------------------------
           --        222,300       222,300    Global Payments Inc.            (b)                --      15,071,940      15,071,940
------------------------------------------------------------------------------------------------------------------------------------
      175,000             --       175,000    Infocrossing, Inc.              (a)(b)      2,182,250              --       2,182,250
------------------------------------------------------------------------------------------------------------------------------------
      100,000             --       100,000    iPayment Holdings, Inc.         (a)         3,652,000              --       3,652,000
====================================================================================================================================
                                                                                         13,946,250      30,519,738      44,465,988
====================================================================================================================================

                                              DISTRIBUTORS- 0.32%

      160,000             --       160,000    Design Within Reach Inc.        (a)         2,896,000              --       2,896,000
------------------------------------------------------------------------------------------------------------------------------------
      300,000             --       300,000    Source Interlink Cos., Inc.     (a)         3,711,000              --       3,711,000
====================================================================================================================================
                                                                                          6,607,000              --       6,607,000
====================================================================================================================================

                                              DIVERSIFIED CHEMICALS- 0.69%

           --        252,400       252,400    FMC Corp.                       (a)(b)             --      14,169,736      14,169,736
====================================================================================================================================

                                              DIVERSIFIED COMMERCIAL &
                                              PROFESSIONAL SERVICES- 2.77%

           --        208,000       208,000    Corporate Executive Board
                                              Co. (The)                                          --      16,292,640      16,292,640
------------------------------------------------------------------------------------------------------------------------------------

      100,000        379,000       479,000    CoStar Group Inc.               (a)(b)      4,360,000      16,524,400      20,884,400
------------------------------------------------------------------------------------------------------------------------------------

           --        224,400       224,400    CRA International Inc.          (a)(b)             --      12,083,940      12,083,940
------------------------------------------------------------------------------------------------------------------------------------

       75,000             --        75,000    G & K Services, Inc.-Class A                2,829,750              --       2,829,750
------------------------------------------------------------------------------------------------------------------------------------

      123,000             --       123,000    Navigant Consulting, Inc.       (a)         2,172,180              --       2,172,180
------------------------------------------------------------------------------------------------------------------------------------

      275,000             --       275,000    Sirva Inc.                      (a)(b)      2,340,250              --       2,340,250
====================================================================================================================================
                                                                                          11,702,180     44,900,980      56,603,160
====================================================================================================================================

                                              ELECTRICAL COMPONENTS &
                                              EQUIPMENT- 0.86%

      215,400             --       215,400    EnerSys                         (a)         2,935,902              --       2,935,902
------------------------------------------------------------------------------------------------------------------------------------
           --        392,100       392,100    Thomas & Betts Corp.            (a)                --      11,072,904      11,072,904
------------------------------------------------------------------------------------------------------------------------------------
      217,900             --       217,900    Ultralife Batteries, Inc.       (a)         3,519,085              --       3,519,085
====================================================================================================================================
                                                                                          6,454,987      11,072,904      17,527,891
====================================================================================================================================

                                              ELECTRONIC EQUIPMENT
                                              MANUFACTURERS- 2.24%

      625,000             --       625,000    Aeroflex Inc.                   (a)         5,250,000              --       5,250,000
------------------------------------------------------------------------------------------------------------------------------------
      120,000             --       120,000    Cogent Inc.                     (a)         3,426,000              --       3,426,000
------------------------------------------------------------------------------------------------------------------------------------
           --         31,600        31,600    Daktronics, Inc.                (b)                --         632,316         632,316
------------------------------------------------------------------------------------------------------------------------------------
           --        500,500       500,500    FARO Technologies, Inc.         (a)                --      13,643,630      13,643,630
------------------------------------------------------------------------------------------------------------------------------------
           --        536,600       536,600    FLIR Systems, Inc.              (a)(b)             --      16,012,144      16,012,144
------------------------------------------------------------------------------------------------------------------------------------
      120,000             --       120,000    Lipman (Israel)                             3,692,400              --       3,692,400
------------------------------------------------------------------------------------------------------------------------------------
      150,000             --       150,000    Photon Dynamics, Inc.           (a)(b)      3,091,500              --       3,091,500
====================================================================================================================================
                                                                                         15,459,900      30,288,090      45,747,990
====================================================================================================================================

                 PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
                        OF AIM SMALL COMPANY GROWTH FUND
                         INTO AIM SMALL CAP GROWTH FUND
                                  JUNE 30, 2005
                                   (Unaudited)

                   SHARES                                                                              MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                  AIM                                                                                     AIM
                                SMALL CAP                                                                               SMALL CAP
    AIM             AIM          GROWTH                                                   AIM            AIM             GROWTH
SMALL COMPANY     SMALL CAP       FUND                                                SMALL COMPANY    SMALL CAP          FUND
  GROWTH           GROWTH       PRO FORMA                                                GROWTH         GROWTH          PRO FORMA
   FUND             FUND        COMBINING                                                 FUND           FUND           COMBINING

------------------------------------------------------------------------------------------------------------------------------------


                                              ELECTRONIC MANUFACTURING
                                              SERVICES- 0.79%

      700,000             --       700,000    Staktek Holdings Inc.           (a)         2,100,000              --       2,100,000
------------------------------------------------------------------------------------------------------------------------------------
           --        361,000       361,000    Trimble Navigation Ltd.         (a)(b)             --      14,068,170      14,068,170
====================================================================================================================================
                                                                                          2,100,000      14,068,170      16,168,170
====================================================================================================================================

                                              ENVIRONMENTAL & FACILITIES
                                              SERVICES- 0.90%

      225,000             --       225,000    Standard Parking Corp.          (a)         3,664,125              --       3,664,125
------------------------------------------------------------------------------------------------------------------------------------
           --        291,600       291,600    Stericycle, Inc.                (a)(b)             --      14,673,312      14,673,312
====================================================================================================================================
                                                                                          3,664,125      14,673,312      18,337,437
====================================================================================================================================

                                              FERTILIZERS & AGRICULTURAL
                                              CHEMICALS- 0.72%

           --        207,100       207,100    Scotts Miracle-Gro Co.
                                              (The)-Class A                   (a)(b)             --      14,747,591      14,747,591
====================================================================================================================================

                                              FOOD DISTRIBUTORS- 0.75%

           --        505,300       505,300    United Natural Foods, Inc.      (a)(b)             --      15,345,961      15,345,961
====================================================================================================================================

                                              FOOTWEAR- 0.51%

           --        435,600       435,600    Wolverine World Wide, Inc.                         --      10,458,756      10,458,756
====================================================================================================================================

                                              GENERAL MERCHANDISE STORES-
                                              0.15%

      100,000             --       100,000    Tuesday Morning Corp.           (a)         3,152,000              --       3,152,000
====================================================================================================================================

                                              HEALTH CARE EQUIPMENT- 6.41%

      125,000             --       125,000    Advanced Medical Optics, Inc.   (a)         4,968,750              --       4,968,750
------------------------------------------------------------------------------------------------------------------------------------
           --        724,600       724,600    American Medical Systems
                                              Holdings, Inc.                  (a)                --      14,962,990      14,962,990
------------------------------------------------------------------------------------------------------------------------------------
      120,000             --       120,000    Cantel Medical Corp.            (a)(b)      1,963,200              --       1,963,200
------------------------------------------------------------------------------------------------------------------------------------
      250,000             --       250,000    Cytyc Corp.                     (a)         5,515,000              --       5,515,000
------------------------------------------------------------------------------------------------------------------------------------
           --        400,300       400,300    Integra LifeSciences Holdings   (a)                --      11,688,760      11,688,760
------------------------------------------------------------------------------------------------------------------------------------
       85,000             --        85,000    IntraLase Corp.                 (a)         1,667,700              --       1,667,700
------------------------------------------------------------------------------------------------------------------------------------
           --        257,900       257,900    Intuitive Surgical, Inc.        (a)(b)             --      12,028,456      12,028,456
------------------------------------------------------------------------------------------------------------------------------------
      125,000             --       125,000    Kyphon Inc.                     (a)         4,348,750              --       4,348,750
------------------------------------------------------------------------------------------------------------------------------------
           --        437,200       437,200    Mentor Corp.                    (b)                --      18,135,056      18,135,056
------------------------------------------------------------------------------------------------------------------------------------
           --        687,500       687,500    NuVasive, Inc.                  (a)                --      11,426,250      11,426,250
------------------------------------------------------------------------------------------------------------------------------------
       87,500             --        87,500    PerkinElmer, Inc.                           1,653,750              --       1,653,750
------------------------------------------------------------------------------------------------------------------------------------
           --        191,100       191,100    ResMed Inc.                     (a)(b)             --      12,610,689      12,610,689
------------------------------------------------------------------------------------------------------------------------------------
           --        305,200       305,200    Varian Inc.                     (a)(b)             --      11,533,508      11,533,508
------------------------------------------------------------------------------------------------------------------------------------
      193,210             --       193,210    Vnus Medical Technologies       (a)(b)      2,324,316              --       2,324,316
------------------------------------------------------------------------------------------------------------------------------------
       98,000        511,500       609,500    Wright Medical Group, Inc.      (a)(b)      2,616,600      13,657,050      16,273,650
====================================================================================================================================
                                                                                         25,058,066     106,042,759     131,100,825
====================================================================================================================================

                                              HEALTH CARE FACILITIES- 2.38%

       85,000        355,450       440,450    AmSurg Corp.                    (a)(b)      2,353,650      9,842,410       12,196,060
------------------------------------------------------------------------------------------------------------------------------------
      255,000             --       255,000    HealthSouth Corp.               (a)         1,428,000              --       1,428,000
------------------------------------------------------------------------------------------------------------------------------------
           --        398,500       398,500    LifePoint Hospitals, Inc.       (a)                --      20,132,220      20,132,220
------------------------------------------------------------------------------------------------------------------------------------

           --        617,600       617,600    VCA Antech, Inc.                (a)(b)             --      14,976,800      14,976,800
====================================================================================================================================
                                                                                          3,781,650      44,951,430      48,733,080
====================================================================================================================================

                                              HEALTH CARE SERVICES- 2.67%

           --        200,000       200,000    Advisory Board Co. (The)        (a)                --       9,748,000       9,748,000
------------------------------------------------------------------------------------------------------------------------------------
           --        305,600       305,600    Cerner Corp.                    (a)(b)             --      20,771,632      20,771,632
------------------------------------------------------------------------------------------------------------------------------------
       50,000             --        50,000    DaVita, Inc.                    (a)         2,274,000              --       2,274,000
------------------------------------------------------------------------------------------------------------------------------------
       95,000             --        95,000    Eclipsys Corp.                  (a)         1,336,650              --       1,336,650
------------------------------------------------------------------------------------------------------------------------------------
      140,000             --       140,000    Gentiva Health Services, Inc.   (a)         2,500,400              --       2,500,400
------------------------------------------------------------------------------------------------------------------------------------
      175,000             --       175,000    HealthExtras, Inc.              (a)         3,512,250              --       3,512,250
------------------------------------------------------------------------------------------------------------------------------------
           --        194,600       194,600    Pediatrix Medical Group, Inc.   (a)                --      14,310,884      14,310,884
------------------------------------------------------------------------------------------------------------------------------------
           --          8,186         8,186    Per-Se Technologies, Inc.       (a)                --         172,070         172,070
====================================================================================================================================
                                                                                          9,623,300      45,002,586      54,625,886
====================================================================================================================================

                 Pro Forma Combining Schedule of Investments *
                        of AIM Small Company Growth Fund
                         into AIM Small Cap Growth Fund
                                  June 30, 2005
                                   (Unaudited)


                   Shares                                                                              Market Value
------------------------------------------------------------------------------------------------------------------------------------
                                  AIM                                                                                     AIM
                                Small Cap                                                                               Small Cap
    AIM             AIM          Growth                                                   AIM            AIM             Growth
Small Company     Small Cap       Fund                                                Small Company    Small Cap          Fund
  Growth           Growth       Pro Forma                                                Growth         Growth          Pro Forma
   Fund             Fund        Combining                                                 Fund           Fund           Combining

------------------------------------------------------------------------------------------------------------------------------------

                                              Health Care Supplies- 1.88%

      235,000             --       235,000    Align Technology, Inc.          (a)(b)      1,731,950              --       1,731,950
------------------------------------------------------------------------------------------------------------------------------------

       80,500        337,000       417,500    Gen-Probe Inc.                  (a)(b)      2,916,515      12,209,510      15,126,025
------------------------------------------------------------------------------------------------------------------------------------

           --        380,244       380,244    Immucor, Inc.                   (a)                --      11,008,064      11,008,064
------------------------------------------------------------------------------------------------------------------------------------

           --        186,900       186,900    Millipore Corp.                 (a)(b)             --      10,602,837      10,602,837
====================================================================================================================================
                                                                                          4,648,465      33,820,411      38,468,876
====================================================================================================================================

                                              Homebuilding- 0.72%

           --        257,600       257,600    Beazer Homes USA, Inc.          (b)                --      14,721,840      14,721,840
====================================================================================================================================

                                              Home Furnishings- 0.73%

           --        671,600       671,600    Tempur-Pedic International Inc. (a)                --      14,896,088      14,896,088
====================================================================================================================================


                                              Homefurnishing Retail- 0.26%

      100,000             --       100,000    Cost Plus, Inc.                 (a)         2,494,000              --       2,494,000
------------------------------------------------------------------------------------------------------------------------------------

      120,600             --       120,600    Linens 'n Things, Inc.          (a)         2,853,396              --       2,853,396
====================================================================================================================================
                                                                                          5,347,396              --       5,347,396
====================================================================================================================================

                                              Hotels, Resorts & Cruise
                                              Lines- 1.27%

           --        238,400       238,400    Choice Hotels International,
                                              Inc.                                               --      15,662,880      15,662,880
------------------------------------------------------------------------------------------------------------------------------------


           --        179,400       179,400    Kerzner International Ltd.
                                              (Bahamas)                       (a)                --      10,216,830      10,216,830
====================================================================================================================================
                                                                                                 --      25,879,710      25,879,710
====================================================================================================================================

                                              Household Appliances- 0.21%

      250,000             --       250,000    Blount International, Inc.      (a)         4,172,500              --       4,172,500
====================================================================================================================================

                                              Household Products- 0.59%

           --        335,900       335,900    Church & Dwight Co., Inc.       (b)                --      12,159,580      12,159,580
====================================================================================================================================

                                              Human Resources & Employment
                                              Services- 0.08%

      100,000             --       100,000    Hudson Highland Group, Inc.     (a)         1,559,000              --       1,559,000
====================================================================================================================================

                                              Hypermarkets & Super
                                              Centers- 0.66%

           --        415,000       415,000    BJ's Wholesale Club, Inc.       (a)(b)             --      13,483,350      13,483,350
====================================================================================================================================

                                              Industrial Gases- 0.11%
       94,300             --        94,300    Airgas, Inc.                                2,326,381              --       2,326,381
====================================================================================================================================

                                              Industrial Machinery- 2.61%

           --        219,100       219,100    Actuant Corp.-Class A           (a)                --      10,503,654      10,503,654
------------------------------------------------------------------------------------------------------------------------------------
           --        267,600       267,600    Graco Inc.                                         --       9,117,132       9,117,132
------------------------------------------------------------------------------------------------------------------------------------
           --        263,500       263,500    IDEX Corp.                                         --      10,173,735      10,173,735
------------------------------------------------------------------------------------------------------------------------------------
           --        721,200       721,200    JLG Industries, Inc.            (b)                --      19,818,576      19,818,576
------------------------------------------------------------------------------------------------------------------------------------
      175,000             --       175,000    Kadant Inc.                     (a)         3,837,750              --       3,837,750
====================================================================================================================================
                                                                                          3,837,750      49,613,097      53,450,847
====================================================================================================================================

                                              Integrated Telecommunication
                                              Services- 0.30%

      150,000             --       150,000    Iowa Telecommunications
                                              Services Inc.                   (b)         2,812,500              --       2,812,500
------------------------------------------------------------------------------------------------------------------------------------
       24,400        109,200       133,600    NeuStar, Inc.-Class A           (a)           624,640       2,795,520       3,420,160
====================================================================================================================================
                                                                                          3,437,140       2,795,520       6,232,660
====================================================================================================================================

                                              Internet Retail- 0.22%

       70,000             --        70,000    Blue Nile, Inc.                 (a)(b)      2,288,300              --       2,288,300
------------------------------------------------------------------------------------------------------------------------------------
      199,300             --       199,300    FTD Group, Inc.                 (a)         2,262,055              --       2,262,055
====================================================================================================================================
                                                                                          4,550,355              --       4,550,355
====================================================================================================================================

                 Pro Forma Combining Schedule of Investments *
                        of AIM Small Company Growth Fund
                         into AIM Small Cap Growth Fund
                                  June 30, 2005
                                   (Unaudited)

                   Shares                                                                              Market Value
------------------------------------------------------------------------------------------------------------------------------------
                                  AIM                                                                                     AIM
                                Small Cap                                                                               Small Cap
    AIM             AIM          Growth                                                   AIM            AIM             Growth
Small Company     Small Cap       Fund                                                Small Company    Small Cap          Fund
  Growth           Growth       Pro Forma                                                Growth         Growth          Pro Forma
   Fund             Fund        Combining                                                 Fund           Fund           Combining

------------------------------------------------------------------------------------------------------------------------------------
                                              Internet Software &
                                              Services- 1.46%
           --        165,800       165,800    Blue Coat Systems, Inc.         (a)                --       4,954,104       4,954,104
------------------------------------------------------------------------------------------------------------------------------------
      250,000             --       250,000    CyberSource Corp.               (a)         1,827,500              --       1,827,500
------------------------------------------------------------------------------------------------------------------------------------
      498,156             --       498,156    Kintera Inc.                    (a)(b)      1,698,711              --       1,698,711
------------------------------------------------------------------------------------------------------------------------------------
           --      1,026,900     1,026,900    ValueClick, Inc.                (a)                --      12,661,677      12,661,677
------------------------------------------------------------------------------------------------------------------------------------
           --        182,300       182,300    Websense, Inc.                  (a)(b)             --       8,759,515       8,759,515
====================================================================================================================================
                                                                                          3,526,211      26,375,296      29,901,507
====================================================================================================================================

                                              Investment Banking &
                                              Brokerage- 0.45%
           --        241,500       241,500    Jefferies Group, Inc.           (b)                --       9,150,435       9,150,435
====================================================================================================================================

                                              Investment Companies-Exchange
                                              Traded Funds- 0.41%

                                              iShares Nasdaq Biotechnology
           --        123,900       123,900    Index Fund                      (b)                --       8,412,810       8,412,810
====================================================================================================================================

                                              IT Consulting & Other
                                              Services- 1.34%
           --        974,900       974,900    MPS Group, Inc.                 (a)                --       9,183,558       9,183,558
------------------------------------------------------------------------------------------------------------------------------------
      164,000             --       164,000    Perot Systems Corp.-Class A     (a)         2,332,080              --       2,332,080
------------------------------------------------------------------------------------------------------------------------------------
           --      1,574,000     1,574,000    Sapient Corp.                   (a)                --      12,481,820      12,481,820
------------------------------------------------------------------------------------------------------------------------------------
      150,000             --       150,000    TNS Inc.                        (a)         3,505,500              --       3,505,500
====================================================================================================================================
                                                                                          5,837,580      21,665,378      27,502,958
====================================================================================================================================

                                              Leisure Facilities- 0.16%
       90,000             --        90,000    Speedway Motorsports, Inc.                  3,290,400              --       3,290,400
====================================================================================================================================

                                              Leisure Products- 2.17%
      200,000             --       200,000    K2 Inc.                         (a)(b)      2,536,000              --       2,536,000
------------------------------------------------------------------------------------------------------------------------------------
           --        681,500       681,500    Marvel Enterprises, Inc.        (a)                --      13,439,180      13,439,180
------------------------------------------------------------------------------------------------------------------------------------
           --        615,500       615,500    Nautilus, Inc.                  (b)                --      17,541,750      17,541,750
------------------------------------------------------------------------------------------------------------------------------------
           --        288,300       288,300    RC2 Corp.                       (a)                --      10,831,431      10,831,431
====================================================================================================================================
                                                                                          2,536,000      41,812,361      44,348,361
====================================================================================================================================

                                              Managed Health Care- 0.44%
           --        268,400       268,400    Centene Corp.                   (a)(b)             --       9,012,872       9,012,872
====================================================================================================================================

                                              Marine- 0.38%
           --        172,200       172,200    Kirby Corp.                     (a)                --       7,766,220       7,766,220
====================================================================================================================================

                                              Metal & Glass
                                              Containers- 0.08%
      108,000             --       108,000    Crown Holdings, Inc.            (a)         1,536,840              --       1,536,840
====================================================================================================================================

                                              Movies & Entertainment- 1.50%
           --      1,017,100     1,017,100    Imax Corp. (Canada)             (a)(b)             --      10,109,974      10,109,974
------------------------------------------------------------------------------------------------------------------------------------
           --      1,414,900     1,414,900    Lions Gate Entertainment
                                              Corp. (Canada)                  (a)(b)             --      14,516,874      14,516,874
------------------------------------------------------------------------------------------------------------------------------------
                                              Regal Entertainment
      325,000             --       325,000    Group-Class A                   (a)(b)      6,136,000              --       6,136,000
====================================================================================================================================
                                                                                          6,136,000      24,626,848      30,762,848
====================================================================================================================================

                                              Multi-Line Insurance- 0.52%
           --        280,400       280,400    HCC Insurance Holdings, Inc.                       --      10,618,748      10,618,748
====================================================================================================================================

                                              Office Services &
                                              Supplies- 0.18%
       78,000             --        78,000    Mine Safety Appliances Co.                  3,603,600              --       3,603,600
====================================================================================================================================

                                              Oil & Gas Drilling- 1.47%
       55,400             --        55,400    Atwood Oceanics, Inc.           (a)(c)      3,410,424              --       3,410,424
------------------------------------------------------------------------------------------------------------------------------------
      165,000             --       165,000    Rowan Cos., Inc.                            4,902,150              --       4,902,150
------------------------------------------------------------------------------------------------------------------------------------
      101,200             --       101,200    Todco-Class A                   (a)(c)      2,597,804              --       2,597,804
------------------------------------------------------------------------------------------------------------------------------------
       80,000        355,100       435,100    Unit Corp.                      (a)(b)      3,520,800      15,627,951      19,148,751
====================================================================================================================================
                                                                                         14,431,178      15,627,951      30,059,129
====================================================================================================================================

                 Pro Forma Combining Schedule of Investments *
                        of AIM Small Company Growth Fund
                         into AIM Small Cap Growth Fund
                                  June 30, 2005
                                   (Unaudited)

                   Shares                                                                              Market Value
------------------------------------------------------------------------------------------------------------------------------------
                                  AIM                                                                                     AIM
                                Small Cap                                                                               Small Cap
    AIM             AIM          Growth                                                   AIM            AIM             Growth
Small Company     Small Cap       Fund                                                Small Company    Small Cap          Fund
  Growth           Growth       Pro Forma                                                Growth         Growth          Pro Forma
   Fund             Fund        Combining                                                 Fund           Fund           Combining

------------------------------------------------------------------------------------------------------------------------------------
                                              Oil & Gas Equipment &
                                              Services- 2.41%
           --        340,800       340,800    Cal Dive International, Inc.    (a)(b)             --      17,847,696      17,847,696
------------------------------------------------------------------------------------------------------------------------------------
                                              Core Laboratories N.V.
           --        432,700       432,700    (Netherlands)                   (a)                --      11,605,014      11,605,014
------------------------------------------------------------------------------------------------------------------------------------
           --        402,500       402,500    FMC Technologies, Inc.          (a)(b)             --      12,867,925      12,867,925
------------------------------------------------------------------------------------------------------------------------------------
      525,000             --       525,000    Input/Output, Inc.              (a)(b)      3,297,000              --       3,297,000
------------------------------------------------------------------------------------------------------------------------------------
      226,200             --       226,200    Key Energy Services, Inc.       (a)         2,737,020              --       2,737,020
------------------------------------------------------------------------------------------------------------------------------------
       28,300             --        28,300    Maverick Tube Corp.             (a)           843,340              --         843,340
====================================================================================================================================
                                                                                          6,877,360      42,320,635      49,197,995
====================================================================================================================================

                                              Oil & Gas Exploration &
                                              Production- 1.84%
      150,000             --       150,000    Barrett (Bill) Corp.            (a)         4,437,000              --       4,437,000
------------------------------------------------------------------------------------------------------------------------------------
           --        354,200       354,200    Encore Acquisition Co.          (a)                --      14,522,200      14,522,200
------------------------------------------------------------------------------------------------------------------------------------
           --        578,800       578,800    Range Resources Corp.                              --      15,569,720      15,569,720
------------------------------------------------------------------------------------------------------------------------------------
       85,000             --        85,000    Spinnaker Exploration Co.       (a)(c)      3,016,650              --       3,016,650
====================================================================================================================================
                                                                                          7,453,650      30,091,920      37,545,570
====================================================================================================================================

                                              Packaged Foods & Meats- 0.38%
      269,500             --       269,500    Premium Standard Farms, Inc.    (b)         3,611,300              --       3,611,300
------------------------------------------------------------------------------------------------------------------------------------
       60,000             --        60,000    Sanderson Farms, Inc.           (b)         2,726,400              --       2,726,400
------------------------------------------------------------------------------------------------------------------------------------
       50,000             --        50,000    TreeHouse Foods, Inc.           (a)         1,425,500              --       1,425,500
====================================================================================================================================
                                                                                          7,763,200              --       7,763,200
====================================================================================================================================

                                              Pharmaceuticals- 1.79%
                                              First Horizon Pharmaceutical
           --        563,800       563,800    Corp.                           (a)                --      10,734,752      10,734,752
------------------------------------------------------------------------------------------------------------------------------------
                                              Medicis Pharmaceutical
      143,100             --       143,100    Corp.-Class A                   (b)         4,540,563              --       4,540,563
------------------------------------------------------------------------------------------------------------------------------------
      195,000        463,700       658,700    MGI Pharma, Inc.                (a)(b)      4,243,200      10,090,112      14,333,312
------------------------------------------------------------------------------------------------------------------------------------
       67,500             --        67,500    Par Pharmaceutical Cos. Inc.    (a)         2,147,175              --       2,147,175
------------------------------------------------------------------------------------------------------------------------------------
      120,000             --       120,000    Salix Pharmaceuticals, Ltd.     (a)(b)      2,119,200              --       2,119,200
------------------------------------------------------------------------------------------------------------------------------------
      150,000             --       150,000    Valeant Pharmaceuticals
                                              International                               2,644,500              --       2,644,500
====================================================================================================================================
                                                                                         15,694,638      20,824,864      36,519,502
====================================================================================================================================

                                              Property & Casualty
                                              Insurance- 0.50%
           --        245,800       245,800    ProAssurance Corp.              (a)(b)             --      10,264,608      10,264,608
====================================================================================================================================

                                              Real Estate- 0.96%
           --        221,500       221,500    BioMed Realty Trust, Inc.                   5,282,775              --       5,282,775
------------------------------------------------------------------------------------------------------------------------------------
                                              Pan Pacific Retail
           --        214,700       214,700    Properties, Inc.                                   --      14,251,786      14,251,786
====================================================================================================================================
                                                                                                 --      19,534,561      19,534,561
====================================================================================================================================

                                              Regional Banks- 3.97%
      200,000        564,800       764,800    Amegy Bancorp., Inc.            (b)         4,476,000      12,640,224      17,116,224
------------------------------------------------------------------------------------------------------------------------------------
      110,000        380,100       490,100    East West Bancorp, Inc.         (b)         3,694,900      12,767,559      16,462,459
------------------------------------------------------------------------------------------------------------------------------------
      165,600             --       165,600    Nara Bancorp, Inc.                          2,431,008              --       2,431,008
------------------------------------------------------------------------------------------------------------------------------------
           --        244,000       244,000    PrivateBancorp, Inc.            (b)                --       8,632,720       8,632,720
------------------------------------------------------------------------------------------------------------------------------------
                                              South Financial Group,
      108,900             --       108,900    Inc. (The)                                  3,094,938              --       3,094,938
------------------------------------------------------------------------------------------------------------------------------------
           --        329,100       329,100    SVB Financial Group             (a)(b)             --      15,763,890      15,763,890
------------------------------------------------------------------------------------------------------------------------------------
           --        363,500       363,500    Texas Capital
                                              Bancshares, Inc.                (a)                --       7,175,490       7,175,490
------------------------------------------------------------------------------------------------------------------------------------
                                              Texas Regional Bancshares,
           --        276,200       276,200    Inc.-Class A                                       --       8,418,576       8,418,576
------------------------------------------------------------------------------------------------------------------------------------
      125,000             --       125,000    UCBH Holdings, Inc.                         2,030,000              --       2,030,000
====================================================================================================================================
                                                                                         15,726,846      65,398,459      81,125,305
====================================================================================================================================

                                              Restaurants- 3.58%
           --        387,900       387,900    Jack in the Box Inc.            (a)(b)             --      14,709,168      14,709,168
------------------------------------------------------------------------------------------------------------------------------------
                                              P.F. Chang's China
           --        294,900       294,900    Bistro, Inc.                    (a)(b)             --      17,393,202      17,393,202
------------------------------------------------------------------------------------------------------------------------------------
           --        133,400       133,400    Panera Bread Co.-Class A        (a)(b)             --       8,282,139       8,282,139
------------------------------------------------------------------------------------------------------------------------------------
                                              RARE Hospitality
           --        470,400       470,400    International, Inc.             (a)(b)             --      14,333,088      14,333,088
------------------------------------------------------------------------------------------------------------------------------------
      100,000             --       100,000    Ruby Tuesday, Inc.                          2,590,000              --       2,590,000
------------------------------------------------------------------------------------------------------------------------------------
           --        519,800       519,800    Sonic Corp.                     (a)                --      15,869,494      15,869,494
====================================================================================================================================
                                                                                          2,590,000      70,587,091      73,177,091
====================================================================================================================================

                 Pro Forma Combining Schedule of Investments *
                        of AIM Small Company Growth Fund
                         into AIM Small Cap Growth Fund
                                  June 30, 2005
                                   (Unaudited)


                   Shares                                                                              Market Value
------------------------------------------------------------------------------------------------------------------------------------
                                  AIM                                                                                     AIM
                                Small Cap                                                                               Small Cap
    AIM             AIM          Growth                                                   AIM            AIM             Growth
Small Company     Small Cap       Fund                                                Small Company    Small Cap          Fund
  Growth           Growth       Pro Forma                                                Growth         Growth          Pro Forma
   Fund             Fund        Combining                                                 Fund           Fund           Combining

------------------------------------------------------------------------------------------------------------------------------------
                                              Semiconductor
                                              Equipment- 2.25%
      75,000              --        75,000    Cascade Microtech, Inc.         (a)         1,095,000              --       1,095,000
------------------------------------------------------------------------------------------------------------------------------------
          --         511,000       511,000    FormFactor Inc.                 (a)                --      13,500,620      13,500,620
------------------------------------------------------------------------------------------------------------------------------------
     450,000              --       450,000    Mattson Technology, Inc.        (a)         3,222,000              --       3,222,000
------------------------------------------------------------------------------------------------------------------------------------
     150,000              --       150,000    Rudolph Technologies, Inc.      (a)         2,149,500              --       2,149,500
------------------------------------------------------------------------------------------------------------------------------------
          --         405,000       405,000    Tessera Technologies Inc.       (a)(b)             --      13,531,050      13,531,050
------------------------------------------------------------------------------------------------------------------------------------
                                              Varian Semiconductor
          --         339,300       339,300    Equipment Associates, Inc.      (a)(b)             --      12,554,100      12,554,100
====================================================================================================================================
                                                                                          6,466,500      39,585,770      46,052,270
====================================================================================================================================

                                              Semiconductors- 2.03%
                                              ARM Holdings PLC-ADR
          --       2,247,845     2,247,845    (United Kingdom)                (b)                --      13,801,768      13,801,768
------------------------------------------------------------------------------------------------------------------------------------
                                              Integrated Device
     147,500              --       147,500    Technology, Inc.                (a)         1,585,625              --       1,585,625
------------------------------------------------------------------------------------------------------------------------------------
          --         871,752       871,752    Microsemi Corp.                 (a)                --      16,388,938      16,388,938
------------------------------------------------------------------------------------------------------------------------------------
     125,000         114,600       239,600    Semtech Corp.                   (a)(b)      2,081,250       1,908,090       3,989,340
------------------------------------------------------------------------------------------------------------------------------------
          --         334,900       334,900    Sigmatel Inc.                   (a)(b)             --       5,746,884       5,746,884
====================================================================================================================================
                                                                                          3,666,875      37,845,680      41,512,555
====================================================================================================================================

                                              Specialized Consumer
                                              Services- 0.23%
                                              Jackson Hewitt Tax
     200,000              --       200,000    Service Inc.                                4,728,000              --       4,728,000
====================================================================================================================================

                                              Specialized Finance- 0.26%
     120,000              --       120,000    Marlin Business Services Inc.   (a)         2,412,000              --       2,412,000
------------------------------------------------------------------------------------------------------------------------------------
                                              Primus Guaranty, Ltd.
     200,000              --       200,000    (Bermuda)                       (a)(b)      2,896,000              --       2,896,000
====================================================================================================================================
                                                                                          5,308,000              --       5,308,000
====================================================================================================================================

                                              Specialty Chemicals- 0.08%
      81,600              --        81,600    Nalco Holding Co.               (a)         1,601,808              --       1,601,808
====================================================================================================================================

                                              Specialty Stores- 1.98%
     125,000              --       125,000    Gander Mountain Co.             (a)(b)      1,425,000              --       1,425,000
------------------------------------------------------------------------------------------------------------------------------------
          --         210,600       210,600    Guitar Center, Inc.             (a)(b)             --      12,292,722      12,292,722
------------------------------------------------------------------------------------------------------------------------------------
     125,000              --       125,000    PETCO Animal Supplies, Inc.     (a)         3,665,000              --       3,665,000
------------------------------------------------------------------------------------------------------------------------------------
          --         303,600       303,600    Regis Corp.                                        --      11,864,688      11,864,688
------------------------------------------------------------------------------------------------------------------------------------
                                              Steiner Leisure
          --         303,200       303,200    Ltd. (Bahamas)                  (a)(b)             --      11,239,624      11,239,624
====================================================================================================================================
                                                                                          5,090,000      35,397,034      40,487,034
====================================================================================================================================

                                              Steel- 0.59%
          --         231,700       231,700    Carpenter Technology Corp.                         --      12,002,060      12,002,060
====================================================================================================================================

                                              Systems Software- 1.22%
                                              Internet Security
          --         647,050       647,050    Systems, Inc.                   (a)(b)             --      13,128,645      13,128,645
------------------------------------------------------------------------------------------------------------------------------------
          --         522,500       522,500    Macrovision Corp.               (a)(b)             --      11,777,150      11,777,150
====================================================================================================================================
                                                                                                 --      24,905,795      24,905,795
====================================================================================================================================

                                              Technology
                                              Distributors- 0.12%
     405,600              --       405,600    PC Connection, Inc.             (a)         2,522,832              --       2,522,832
====================================================================================================================================

                                              Thrifts & Mortgage
                                              Finance- 0.50%
                                              BankUnited Financial
     113,300              --       113,300    Corp.-Class A                               3,063,632              --       3,063,632
------------------------------------------------------------------------------------------------------------------------------------
                                              Commercial Capital
     175,000              --       175,000    Bancorp, Inc.                               2,924,250              --       2,924,250
------------------------------------------------------------------------------------------------------------------------------------
     225,000              --       225,000    Franklin Bank Corp.             (a)         4,221,001              --       4,221,001
====================================================================================================================================
                                                                                         10,208,883              --      10,208,883
====================================================================================================================================

                 Pro Forma Combining Schedule of Investments *
                        of AIM Small Company Growth Fund
                         into AIM Small Cap Growth Fund
                                  June 30, 2005
                                   (Unaudited)


                   Shares                                                                              Market Value
------------------------------------------------------------------------------------------------------------------------------------
                                  AIM                                                                                     AIM
                                Small Cap                                                                               Small Cap
    AIM             AIM          Growth                                                   AIM            AIM             Growth
Small Company     Small Cap       Fund                                                Small Company    Small Cap          Fund
  Growth           Growth       Pro Forma                                                Growth         Growth          Pro Forma
   Fund             Fund        Combining                                                 Fund           Fund           Combining

------------------------------------------------------------------------------------------------------------------------------------
                                              Trading Companies &
                                              Distributors- 1.59%
          --         411,900       411,900    Hughes Supply, Inc.             (b)                --      11,574,390      11,574,390
------------------------------------------------------------------------------------------------------------------------------------
                                              MSC Industrial Direct Co.,
          --         454,800       454,800    Inc.-Class A                                       --      15,349,500      15,349,500
------------------------------------------------------------------------------------------------------------------------------------
      60,000              --        60,000    Watsco, Inc.                                2,556,000              --       2,556,000
------------------------------------------------------------------------------------------------------------------------------------
      97,000              --        97,000    WESCO International, Inc.       (a)(b)      3,043,861              --       3,043,861
====================================================================================================================================
                                                                                          5,599,861      26,923,890      32,523,751
====================================================================================================================================

                                              Trucking- 1.97%
          --         458,400       458,400    Heartland Express, Inc.         (b)                --       8,906,712       8,906,712
------------------------------------------------------------------------------------------------------------------------------------
          --         377,200       377,200    Knight Transportation, Inc.     (b)                --       9,177,276       9,177,276
------------------------------------------------------------------------------------------------------------------------------------
                                              Old Dominion Freight
          --         302,800       302,800    Line, Inc.                      (a)                --       8,124,124       8,124,124
------------------------------------------------------------------------------------------------------------------------------------
          --         604,300       604,300    Swift Transportation Co., Inc.  (a)                --      14,074,147      14,074,147
====================================================================================================================================
                                                                                                 --      40,282,259      40,282,259
====================================================================================================================================

                                              Wireless Telecommunication
                                              Services- 0.85%
          --       1,244,000     1,244,000    Alamosa Holdings, Inc.          (a)(b)             --      17,291,600      17,291,600
====================================================================================================================================

                                              Total Common Stocks & Other
                                              Equity Interests
                                              (Cost $1,604,013,634)                     383,117,003   1,603,698,169   1,986,815,172
====================================================================================================================================

                                              Money Market Funds- 1.18%
                                              Liquid Assets
          --       1,604,407     1,604,407    Portfolio-Institutional Class   (d)                --       1,604,407       1,604,407
------------------------------------------------------------------------------------------------------------------------------------
                                              STIC Prime
          --       1,604,407     1,604,407    Portfolio-Institutional Class   (d)                --       1,604,407       1,604,407
------------------------------------------------------------------------------------------------------------------------------------
                                              Premier
  20,936,348              --    20,936,348    Portfolio-Institutional Class   (d)        20,936,348              --      20,936,348
====================================================================================================================================

                                              Total Money Market
                                              Funds (Cost $24,145,162)                   20,936,348       3,208,814      24,145,162
====================================================================================================================================

                                              TOTAL INVESTMENTS (excluding
                                              investments purchased with
                                              cash collateral from
                                              securities loaned)
                                              (Cost $1,628,158,796) - 98.32%            404,053,351   1,606,906,983   2,010,960,334
====================================================================================================================================

                                              Investments Purchased with
                                              Cash Collateral from
                                              Securities Loaned
                                              Money Market Funds- 26.78%
                                              Liquid Assets
          --     259,866,765   259,866,765    Portfolio-Institutional Class   (d)(e)             --     259,866,765     259,866,765
------------------------------------------------------------------------------------------------------------------------------------
                                              STIC Prime
          --     259,866,765   259,866,765    Portfolio-Institutional Class   (d)(e)             --     259,866,765     259,866,765
------------------------------------------------------------------------------------------------------------------------------------
                                              Premier
  27,971,101              --    27,971,101    Portfolio-Institutional Class   (d)(e)     27,971,101              --      27,971,101
====================================================================================================================================

                                              Total Money Market Funds
                                              (Cost $547,704,631)                        27,971,101     519,733,530     547,704,631
====================================================================================================================================

                                              TOTAL INVESTMENTS -
                                              (Cost $2,175,863,427)
                                              - 125.10%                                 432,024,452   2,126,640,513   2,558,664,965
====================================================================================================================================

                                              OTHER ASSETS LESS
                                              LIABILITIES--(25.10)%                     (20,965,174)   (492,264,937)   (513,343,111)
====================================================================================================================================

                                              NET ASSETS- 100.00%                      $411,059,278  $1,634,375,576  $2,045,321,854
====================================================================================================================================

Investment Abbreviations:

ADR - American Depository Receipt

Notes to Schedule of Investments:

* As of June 30, 2005, all of the securities held by AIM Small Company Growth Fund would comply with the compliance guidelines and/or investment restrictions of AIM Small Cap Growth Fund.

(a)  Non-income producing security.

(b) All or a portion of this security has been pledged as collateral for security lending transactions at June 30, 2005.

(c)  A portion of this security is subject to call options written.

(d) Liquid Assets Portfolio, STIC Prime Portfolio and Premier Portfolio are affiliated with AIM Small Company Growth Fund and AIM Small Cap Growth Fund by having the same investment advisor.

(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Accompanying Notes to Pro Forma Combining Financial Statements which are an integral part of the financial statements.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
                        OF AIM SMALL COMPANY GROWTH FUND
                         INTO AIM SMALL CAP GROWTH FUND
                                  JUNE 30, 2005
                                   (Unaudited)



                                                                AIM              AIM                                   AIM
                                                            SMALL COMPANY      SMALL CAP                         SMALL CAP GROWTH
                                                               GROWTH           GROWTH                              PRO FORMA
                                                                FUND             FUND           ADJUSTMENTS         COMBINING
                                                           ----------------------------------------------------------------------
ASSETS:
Investments, at market value *                             $   383,117,003   $ 1,603,698,169   $            --   $ 1,986,815,172
(cost $370,050,706 - AIM Small Company Growth Fund)
(cost $1,233,962,928 - AIM Small Cap Growth Fund)
(cost $1,604,013,634 - Pro Forma combining)
--------------------------------------------------------------------------------------------------------------------------------
Investments in affiliated money market funds, at
  market value                                                  48,907,449       522,942,344                --       571,849,793
(cost $48,907,449 - AIM Small Company Growth Fund)
(cost $522,942,344 - AIM Small Cap Growth Fund)
(cost $571,849,793 - Pro Forma combining)
--------------------------------------------------------------------------------------------------------------------------------
Total Investments                                              432,024,452     2,126,640,513                --     2,558,664,965
(cost $418,958,155 - AIM Small Company Growth Fund)
(cost $1,756,905,272 - AIM Small Cap Growth Fund)
(cost $2,175,863,427 - Pro Forma combining)
================================================================================================================================
Cash                                                                 4,445                --                --             4,445
--------------------------------------------------------------------------------------------------------------------------------
Receivables for:
   Investments sold                                              9,386,806        58,281,850                --        67,668,656
--------------------------------------------------------------------------------------------------------------------------------
   Investments sold to affiliates                                       --         1,051,240                --         1,051,240
--------------------------------------------------------------------------------------------------------------------------------
   Fund shares sold                                                115,533         1,735,931                --         1,851,464
--------------------------------------------------------------------------------------------------------------------------------
   Dividends                                                       188,833           351,873                --           540,706
--------------------------------------------------------------------------------------------------------------------------------
   Investment for trustee deferred compensation and
     retirement plans                                               77,605            43,762                --           121,367
--------------------------------------------------------------------------------------------------------------------------------
Other assets                                                            --            65,029                --            65,029
================================================================================================================================
          Total assets                                         441,797,674     2,188,170,198                --     2,629,967,872
________________________________________________________________________________________________________________________________
================================================================================================================================

LIABILITIES:
Payables for:
   Investments purchased                                           666,416         9,141,152                --         9,807,568
--------------------------------------------------------------------------------------------------------------------------------
   Investments purchased from affiliates                         1,230,000                --                --         1,230,000
--------------------------------------------------------------------------------------------------------------------------------
   Fund shares reacquired                                          182,290        23,351,789                --        23,534,079
--------------------------------------------------------------------------------------------------------------------------------
   Options written, at market value
     (premiums received $274,246)                                  184,350                --                --           184,350
--------------------------------------------------------------------------------------------------------------------------------
   Trustee deferred compensation and retirement plans              109,089           100,842                --           209,931
--------------------------------------------------------------------------------------------------------------------------------
   Collateral upon return of securities loaned                  27,971,101       519,733,530                --       547,704,631
--------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fees                                           94,854           592,167                --           687,021
--------------------------------------------------------------------------------------------------------------------------------
Accrued trustees' and officer's fees and benefits                    1,487               293                --             1,780
--------------------------------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                        200,051           727,152                --           927,203
--------------------------------------------------------------------------------------------------------------------------------
Accrued operating expenses                                          98,758           147,697           113,000           359,455
================================================================================================================================
          Total liabilities                                     30,738,396       553,794,622           113,000       584,646,018
================================================================================================================================
Net assets applicable to shares outstanding                $   411,059,278   $ 1,634,375,576   $      (113,000)  $ 2,045,321,854
________________________________________________________________________________________________________________________________
================================================================================================================================

NET ASSETS CONSIST OF:
Shares of beneficial interest                                  827,086,402     1,257,987,670                --     2,085,074,072
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss)                      (5,392,964)       (8,988,017)         (113,000)      (14,493,981)
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment
  securities, futures contracts and option contracts          (423,790,353)       15,640,682                --      (408,149,671)
--------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation of investment securities, futures
  contracts and options contracts                               13,156,193       369,735,241                --       382,891,434
================================================================================================================================
                                                           $   411,059,278   $ 1,634,375,576   $      (113,000)  $ 2,045,321,854
________________________________________________________________________________________________________________________________
================================================================================================================================

NET ASSETS:

Class A                                                    $    11,943,162   $ 1,317,363,266   $     3,915,454   $ 1,333,221,882
________________________________________________________________________________________________________________________________
================================================================================================================================
Class B                                                    $     5,041,065   $   128,149,741   $        (1,386)  $   133,189,420
________________________________________________________________________________________________________________________________
================================================================================================================================
Class C                                                    $     2,698,928   $    33,702,255   $          (742)  $    36,400,441
________________________________________________________________________________________________________________________________
================================================================================================================================
Class K                                                    $     3,919,814   $            --   $    (3,919,814)  $            --
________________________________________________________________________________________________________________________________
================================================================================================================================
Class R                                                    $            --   $    19,118,672   $            --   $    19,118,672
________________________________________________________________________________________________________________________________
================================================================================================================================
Investor Class                                             $   387,456,309   $            --   $      (106,512)  $   387,349,797
________________________________________________________________________________________________________________________________
================================================================================================================================
Institutional Class                                        $            --   $   136,041,642   $            --   $   136,041,642
________________________________________________________________________________________________________________________________
================================================================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE
  (AIM SMALL COMPANY GROWTH FUND):
SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE
  (AIM SMALL CAP GROWTH FUND):
Class A                                                            960,752        47,105,407           566,950        47,672,357
________________________________________________________________________________________________________________________________
================================================================================================================================
Class B                                                            413,945         4,932,949           194,013         5,126,962
________________________________________________________________________________________________________________________________
================================================================================================================================
Class C                                                            231,708         1,297,954           103,914         1,401,868
________________________________________________________________________________________________________________________________
================================================================================================================================
Class K                                                            316,277                --                --                --
________________________________________________________________________________________________________________________________
================================================================================================================================
Class R                                                                 --           689,075                --           689,075
________________________________________________________________________________________________________________________________
================================================================================================================================
Investor Class                                                  31,132,036                --        31,123,481        31,123,481
________________________________________________________________________________________________________________________________
================================================================================================================================
Institutional Class                                                     --         4,785,421                --         4,785,421
________________________________________________________________________________________________________________________________
================================================================================================================================

Class A:
   Net asset value per share                               $         12.43   $         27.97                     $         27.97
--------------------------------------------------------------------------------------------------------------------------------
   Offering price per share:
      (Net asset value of $12.43 / 94.50% -
        AIM Small Company Growth Fund)
      (Net asset value of $27.97/ 94.50% -
        AIM Small Cap Growth Fund)
                                                           $         13.15   $         29.60                     $         29.60
________________________________________________________________________________________________________________________________
================================================================================================================================
Class B:
   Net asset value and offering price per share            $         12.18   $         25.98                     $         25.98
________________________________________________________________________________________________________________________________
================================================================================================================================
Class C:
   Net asset value and offering price per share            $         11.65   $         25.97                     $         25.97
________________________________________________________________________________________________________________________________
================================================================================================================================
Class K:
   Net asset value and offering price per share            $         12.39   $            --                     $            --
________________________________________________________________________________________________________________________________
================================================================================================================================
Class R:
   Net asset value and offering price per share            $            --   $         27.75                     $         27.75
________________________________________________________________________________________________________________________________
================================================================================================================================
Investor Class:
   Net asset value and offering price per share            $         12.45   $            --                     $         12.45
________________________________________________________________________________________________________________________________
================================================================================================================================
Institutional Class:
   Net asset value and offering price per share            $            --   $         28.43                     $         28.43
________________________________________________________________________________________________________________________________
================================================================================================================================

* At June 30, 2005, securities with an aggregate market value of $27,285,417 and $501,481,933 were on loan to brokers for AIM Small Company Growth Fund and AIM Small Cap Growth Fund, respectively.

 SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                        OF AIM SMALL COMPANY GROWTH FUND
                         INTO AIM SMALL CAP GROWTH FUND
                        FOR THE YEAR ENDED JUNE 30, 2005
                                   (Unaudited)


                                                                                                               AIM
                                                              AIM             AIM                           SMALL CAP
                                                          SMALL COMPANY    SMALL CAP                       GROWTH FUND
                                                             GROWTH          GROWTH                         PRO FORMA
                                                              FUND            FUND         ADJUSTMENTS     COMBINING
                                                          -------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                 $   1,415,108   $   3,391,618   $          --   $   4,806,726

   (net of foreign withholding tax of $1,386 -
     AIM Small Company Growth Fund)
   (net of foreign withholding tax of $5,181 -
     AIM Small Cap Growth Fund)
   (net of foreign withholding tax of $6,567 -
     Pro Forma Combining)
-----------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                    676,176       3,234,110              --       3,910,286
   (including security lending income of $117,892 -
     AIM Small Company Growth Fund)
   (including security lending income of $2,321,040 -
     AIM Small Cap Growth Fund)
   (including security lending income of $2,438,932 -
     AIM Pro Forma Combining)
-----------------------------------------------------------------------------------------------------------------------
Interest                                                             --          19,074              --          19,074
-----------------------------------------------------------------------------------------------------------------------
      Total investment income                                 2,091,284       6,644,802              --       8,736,086
=======================================================================================================================

EXPENSES:
Advisory fees                                                 3,835,903      11,994,048        (350,000)     15,479,951
-----------------------------------------------------------------------------------------------------------------------
Administrative services fees                                    163,347         414,881         (73,629)        504,599
-----------------------------------------------------------------------------------------------------------------------
Custodian fees                                                   60,926         188,334              --         249,260
-----------------------------------------------------------------------------------------------------------------------
Distribution fees:
    Class A                                                      40,383       4,964,692              --       5,005,075
-----------------------------------------------------------------------------------------------------------------------
    Class B                                                      44,162       1,409,572              --       1,453,734
-----------------------------------------------------------------------------------------------------------------------
    Class C                                                      25,540         381,988              --         407,528
-----------------------------------------------------------------------------------------------------------------------
    Class K                                                     342,210              --              --         342,210
-----------------------------------------------------------------------------------------------------------------------
    Class R                                                          --          86,995              --          86,995
-----------------------------------------------------------------------------------------------------------------------
    Investor Class                                            1,104,345              --              --       1,104,345
-----------------------------------------------------------------------------------------------------------------------
Transfer agent fees-- A, B, C, K, R and Investor              2,233,100       8,347,306          (1,298)     10,579,108
-----------------------------------------------------------------------------------------------------------------------
Transfer agent fees-- Institutional                                  --         114,815              --         114,815
-----------------------------------------------------------------------------------------------------------------------
Trustees' and officer's fees and benefits                        34,244          70,892         (13,484)         91,652
-----------------------------------------------------------------------------------------------------------------------
Other                                                           342,945         633,838         (67,669)        909,114
=======================================================================================================================
        Total expenses                                        8,227,105      28,607,361        (506,080)     36,328,386
=======================================================================================================================
Less: Fees waived, expenses reimbursed and expense
        offset arrangements                                   (94,162)     (1,591,196)        (11,538)     (1,696,896)
=======================================================================================================================
        Net expenses                                        8,132,943      27,016,165        (517,618)     34,631,490
=======================================================================================================================
Net investment income (loss)                                 (6,041,659)    (20,371,363)        517,618     (25,895,404)
=======================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
   SECURITIES, FUTURES CONTRACTS AND OPTION CONTRACTS:
   Net realized gain (loss) from:
   Investment securities*                                   100,696,396     215,019,935              --     315,716,331
-----------------------------------------------------------------------------------------------------------------------
   Futures contracts                                         (2,227,061)      2,393,963              --         166,902
-----------------------------------------------------------------------------------------------------------------------
   Option contracts written                                     804,356         355,344              --       1,159,700
=======================================================================================================================
                                                             99,273,691     217,769,242              --     317,042,933
_______________________________________________________________________________________________________________________
=======================================================================================================================

Change in net unrealized appreciation (depreciation) of:
   Investment securities                                    (66,992,047)   (134,100,123)             --    (201,092,170)
-----------------------------------------------------------------------------------------------------------------------
   Futures contracts                                                 --        (765,050)             --        (765,050)
-----------------------------------------------------------------------------------------------------------------------
   Option contracts written                                      89,896         103,598              --         193,494
=======================================================================================================================
                                                            (66,902,151)   (134,761,575)             --    (201,663,726)
_______________________________________________________________________________________________________________________
=======================================================================================================================

Net gain from investment securities, futures contracts
  and option contracts                                       32,371,540      83,007,667              --     115,379,207
=======================================================================================================================
Net increase  in net assets resulting from operations     $  26,329,881   $  62,636,304   $     517,618   $  89,483,803
_______________________________________________________________________________________________________________________
=======================================================================================================================




* Includes gains from securities sold to affiliates of $4,428,748 and $455,546 for AIM Small Company Growth Fund and AIM Small Cap Growth Fund, respectively.

 SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

               NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
         OF AIM SMALL COMPANY GROWTH FUND INTO AIM SMALL CAP GROWTH FUND
                                  JUNE 30, 2005
                                   (UNAUDITED)


NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Plan") between AIM Small Company Growth Fund and AIM Small Cap Growth Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Plan would be accomplished by an exchange of shares of AIM Small Cap Growth Fund for the net assets of AIM Small Company Growth Fund and the distribution of AIM Small Cap Growth Fund shares to AIM Small Company Growth Fund shareholders. If the Plan were to have taken place at June 30, 2005, AIM Small Company Growth Fund - Class A shareholders would have received 426,963 shares of AIM Small Cap Growth Fund - Class A shares, AIM Small Company Growth Fund - Class B shareholders would have received 194,067 shares of AIM Small Cap Growth Fund - Class B shares, AIM Small Company Growth Fund - Class C shareholders would have received 103,943 shares of AIM Small Cap Growth Fund - Class C shares, AIM Small Company Growth Fund - Class K shareholders would have received 140,143 shares of AIM Small Cap Growth Fund - Class A shares and AIM Small Company Growth Fund - Investor Class shareholders would have received 31,132,036 shares of AIM Small Cap Growth Fund
- Investor Class shares.

         The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenues and expenses during the reporting period. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The merger adjustments represent those adjustments needed to present the results of operations of the pro forma combined AIM Small Cap Growth Fund as if the proposed merger had taken effect on June 30, 2005. Actual results could differ from those estimates.

         The pro forma financial statements should be read in conjunction with the historical financial statements of AIM Small Company Growth Fund and AIM Small Cap Growth Fund.


NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory contract of AIM Small Cap Growth Fund the advisory fees based on pro forma combined assets for the year ended June 30, 2005 were $15,479,951. The advisory fees were adjusted to reflect the advisory fee rates in effect for AIM Small Cap Growth Fund.

(b) Pursuant to the master administrative services agreement for AIM Small Cap Growth Fund, fees paid on pro forma combined assets for the year ended June 30, 2005 were $504,599. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for AIM Small Cap Growth Fund.

(c) Transfer agency fees were restated to reflect the pro forma combined number of open accounts under the terms of the transfer agency agreement of AIM Small Cap Growth Fund. The effect of this restatement is to reduce transfer agency fees on a pro forma basis by $1,298 for Class A, Class B, Class C, Class R and Investor class shares.

(d) Trustees' and Officer's fees and benefits were reduced by $13,484 to eliminate the effects of duplicative fixed costs of retainer and meeting expenses.

(e) Other Expenses were reduced by $67,669 to eliminate the effects of duplicative fixed costs of production of reports to shareholders and professional services fees.

NOTE 3 -- REORGANIZATION COSTS

AIM Small Company Growth Fund is expected to incur an estimated $452,000 in reorganization costs. These costs represent the estimated non recurring expense of AIM Small Company Growth Fund carrying out their obligations under the Plans and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganizations. The reorganization costs related to AIM Small Company Growth Fund are estimated to be 452,000 and 25% of these costs will be paid by the shareholders of AIM Small Company Growth Fund and the remaining 75% will be paid by AIM. Accrued operating expenses and Undistributed net investment income on the Pro Forma Statement of Assets & Liabilities have been adjusted accordingly.

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

      Indemnification provisions for officers, trustees, and employees of the Registrant are set forth in Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article VIII of its Amended and Restated Bylaws, and are hereby incorporated by reference. See
      Item 16(1) and (2) above. Under the Amended and Restated Agreement and Declaration of Trust, amended and restated effective as of September 14, 2005, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class).

      A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company and certain other domestic insurers, with limits up to $60,000,000 (plus an additional $20,000,000 limit that applies to independent directors/trustees only).

      Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by final adjudication of such issue.

Item 16. Exhibits

1     -   (a) Amended and Restated Agreement and Declaration of Trust of
          Registrant, dated September 14, 2005 incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

      - (b) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated September 14, 2005 incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

2     -   Amended and Restated Bylaws of Registrant, adopted effective September
          14, 2005 incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

3     -   Voting Trust Agreements - None.

4     -   Form of Agreement and Plan of Reorganization by and among the
          Registrant on behalf of AIM Small Cap Growth Fund, AIM Stock Funds on behalf of AIM Small Company Growth Fund and A I M Advisors, Inc., is attached as Appendix I to the Combined Proxy Statement Prospectus relating to AIM Small Company Growth Fund contained in this Registration Statement.

5     -   Articles II, VI, VII, VIII and IX of Registrant's Amended and Restated
          Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws, define rights of holders of shares.

6 (a) - (a) Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 49 on Form N-1A, filed on April 24, 2001.

      - (b) Amendment No. 1, dated September 11, 2000, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 49 on Form N-1A, filed on April 24, 2001.

      - (c) Amendment No. 2, dated September 1, 2001, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 51 on Form N-1A, filed on April 26, 2002.

      -   (d) Amendment No. 3, dated July 1, 2002, to the Master Investment
          Advisory

          Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 53 on Form N-1A, filed on April 24, 2003.

      - (e) Amendment No. 4, dated September 23, 2002, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 53 on Form N-1A, filed on April 24, 2003.

      - (f) Amendment No. 5, dated November 4, 2003, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (g) Amendment No. 6, dated March 31, 2004, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (h) Amendment No. 7, dated April 30, 2004, to the Master Investment Advisory Agreement, dated June 5, 2000, between the Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (i) Amendment No. 8, dated April 29, 2005, to the Master Investment Advisory Agreement, dated June 5, 2000, between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (j) Amendment No. 9, dated October 31, 2005, to the Master Investment Advisory Agreement, dated June 5, 2000, between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

7 (a) - (a) Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (b) Amendment No. 1 to the Amended and Restated Master Distribution Agreement, dated October 29, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (c) Amendment No. 2 to the Amended and Restated Master Distribution Agreement, dated November 4, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (d) Amendment No. 3 to the Amended and Restated Master Distribution Agreement, dated November 20, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      -   (e) Amendment No. 4 to the Amended and Restated Master Distribution

          Agreement, dated November 24, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (f) Amendment No. 5 to the Amended and Restated Master Distribution Agreement, dated as of November 25, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (g) Amendment No. 6 to the Amended and Restated Master Distribution Agreement, dated as of January 6, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (h) Amendment No. 7 to the Amended and Restated Master Distribution Agreement dated as of March 31, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (i) Amendment No. 8 to the Amended and Restated Master Distribution Agreement dated as of April 30, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (j) Amendment No. 9 to the Amended and Restated Master Distribution Agreement dated as of September 14, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (k) Amendment No. 10 to the Amended and Restated Master Distribution Agreement dated as of September 15, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (l) Amendment No. 11 to the Amended and Restated Master Distribution Agreement dated as of October 15, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (m) Amendment No. 12 to the Amended and Restated Master Distribution Agreement dated as of November 30, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (n) Amendment No. 13 to the Amended and Restated Master Distribution Agreement dated as of December 30, 2004, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (o) Amendment No. 14 to the Amended and Restated Master Distribution Agreement dated as of February 25, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 58 on Form N-1A, filed on April 26, 2005.

      -   (p) Amendment No. 15 to the Amended and Restated Master Distribution

          Agreement dated as of March 15, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 58 on Form N-1A, filed on April 26, 2005.

      - (q) Amendment No. 16 to the Amended and Restated Master Distribution Agreement dated as of April 29, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (r) Amendment No. 17 to the Amended and Restated Master Distribution Agreement dated July 13, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

      - (s) Amendment No. 18 to the Amended and Restated Master Distribution Agreement dated July 18, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

      - (t) Amendment No. 19 to the Amended and Restated Master Distribution Agreement dated October 22, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

      - (u) Amendment No. 20 to the Amended and Restated Master Distribution Agreement dated October 25, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

      - (v) Amendment No. 21 to the Amended and Restated Master Distribution Agreement dated October 31, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

      - (w) Form of Amendment No. 22 to the Amended and Restated Master Distribution Agreement dated as of December 14, 2005, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

  (b) - (a) Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (b) Amendment No. 1 to the Amended and Restated Master Distribution Agreement, dated as of October 1, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (c) Amendment No. 2 to the Amended and Restated Master Distribution Agreement, dated as of October 29, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (d) Amendment No. 3 to the Amended and Restated Master Distribution Agreement, dated as of November 3, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (e) Amendment No. 4 to the Amended and Restated Master Distribution Agreement, dated as of November 4, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (f) Amendment No. 5 to the Amended and Restated Master Distribution Agreement, dated as of November 20, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (g) Amendment No. 6 to the Amended and Restated Master Distribution Agreement, dated as of November 24, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (h) Amendment No. 7 to the Amended and Restated Master Distribution Agreement, dated as of November 25, 2003, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (i) Amendment No. 8 to the Amended and Restated Master Distribution Agreement, dated as of March 31, 2004, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (j) Amendment No. 9 to the Amended and Restated Master Distribution Agreement, dated as of April 30, 2004, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (k) Amendment No. 10 to the Amended and Restated Master Distribution Agreement, dated as of September 15, 2004, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (l) Amendment No. 11 to the Amended and Restated Master Distribution Agreement, dated as of October 15, 2004, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (m) Amendment No. 12 to the Amended and Restated Master Distribution Agreement, dated as of December 30, 2004, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (n) Amendment No. 13 to the Amended and restated Master Distribution Agreement, dated as of March 15, 2005, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 58 on Form N-1A, filed on April 26, 2005.

      - (o) Amendment No. 14 to the Amended and Restated Master Distribution Agreement, dated as of April 29, 2005, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (p) Amendment No. 15, to the Amended and Restated Master Distribution Agreement, dated July 18, 2005, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (q) Amendment No. 16 to the Amended and Restated Master Distribution Agreement, dated October 31, 2005, between Registrant (Class B shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

  (c) - Form of Selected Dealer Agreement for Investment Companies Managed by A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 49 on Form N-1A, filed on April 24, 2001.

  (d) - Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks incorporated herein by reference to Registrant's PEA No. 46 on Form N-1A, filed on February 12, 1999.

8 (a) - AIM Funds Retirement Plan for Eligible Directors/Trustees, as restated October 1, 2001 incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

  (b) - Form of AIM Funds Director Deferred Compensation Agreement for Registrant's Non-Affiliated Directors, as amended September 26, 2002 incorporated herein by reference to Registrant's PEA No. 53 on Form N-1A, filed on April 24, 2003.

9 (a) - (a) Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant incorporated herein by reference to Registrant's PEA No. 49 on Form N-1A, filed on April 24, 2001.

      - (b) Amendment No. 1 dated May 1, 2000, to Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant incorporated herein by reference to Registrant's PEA No. 49 on Form N-1A, filed on April 24, 2001.

      - (c) Amendment, dated June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

      - (d) Amendment, dated April 2, 2002, to the Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant incorporated herein by reference to Registrant's PEA No. 51 on Form N-1A, filed on April 26, 2002.

      - (e) Amendment, dated September 8, 2004, to the Master Custodian Contract, dated May 1, 2000, between State Street Bank and Trust Company and Registrant incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

  (b) - (a) Subcustodian Agreement, dated September 9, 1994, among the Registrant, Texas Commerce Bank National Association, State Street Bank and Trust Company and A I M Fund Services, Inc. incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

      - (b) Amendment No 1, dated October 2, 1998, to Subcustodian Agreement among the Registrant, Texas Commerce Bank National Association now known as Chase Bank of Texas, N.A., State Street Bank and Trust Company and A I M Fund Services, Inc. incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

      - (c) Amendment No. 2, dated March 15, 2002, to Subcustodian Agreement among the Registrant, JP Morgan Chase Bank (formerly Chase Bank of Texas, N.A., and formerly Texas Commerce Bank National Association), State Street Bank and Trust Company and A I M Fund Services, Inc. incorporated herein by reference to Registrant's PEA No. 53 on Form N-1A, filed on April 24, 2003.

  (c) - Subcustodian Agreement, dated January 20, 1993, between State Street Bank and Trust Company and The Bank of New York incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

  (d) - Foreign Assets Delegation Agreement, dated May 31, 2002, between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

10(a) - (a) Amended and Restated Master Distribution Plan dated as of August 18, 2003, between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (b) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (c) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (d) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (e) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (f) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (g) Amendment No. 6, dated March 31, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (h) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (i) Amendment No. 8, dated September 15, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (j) Amendment No. 9, dated October 15, 2004, to the Amended and Restated Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (k) Amendment No. 10, dated December 30, 2004, to the Amended and Restated Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (l) Amendment No. 11, dated January 1, 2005, to the Amended and Restated Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (m) Amendment No. 12, dated March 15, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 58 on Form N-1A, filed on April 26, 2005.

      - (n) Amendment No. 13, dated April 29, 2005, to the Amended and Restated Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (o) Amendment No. 14, dated July 1, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (p) Amendment No. 15, dated July 18, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (q) Amendment No. 16, dated October 31, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

  (b) - (a) Amended and Restated Master Distribution Plan dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (b) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (c) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (d) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (e) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (f) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (g) Amendment No. 6, dated March 31, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (h) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (i) Amendment No. 8, dated September 15, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (j) Amendment No. 9, dated October 15, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (k) Amendment No. 10, dated December 30, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (l) Amendment No. 11, dated March 15, 2005, to the Amended and Restated Master Distribution Plan (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 58 on Form N-1A, filed on April 26, 2005.

      - (m) Amendment No. 12, dated April 29, 2005, to the Amended and Restated Master Distribution Plan (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (n) Amendment No. 13, dated July 18, 2005, to the Amended and Restated Master Distribution Plan (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (o) Amendment No. 14, dated October 31, 2005, to the Amended and Restated Master Distribution Plan (Class B Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

  (c) - (a) Amended and Restated Master Distribution Plan dated as of August 18, 2003, between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (b) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (c) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (d) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (e) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (f) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (g) Amendment No. 6, dated March 31, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (h) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (i) Amendment No. 8, dated September 15, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (j) Amendment No. 9, dated October 15, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (k) Amendment No. 10, dated December 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (l) Amendment No. 11, dated March 15, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 58 on Form N-1A, filed on April 26, 2005.

      - (m) Amendment No. 12, dated April 29, 2005, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (n) Amendment No. 13, dated July 18, 2005, to the Amended and Restated Master Distribution Plan (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (o) Amendment No. 14, dated October 31, 2005, to the Amended and Restated Master Distribution Plan (Class C Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

  (d) - (a) Amended and Restated Master Distribution Plan dated as of August 18, 2003, between Registrant (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (b) Amendment No. 1, dated November 4, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (c) Amendment No. 2, dated November 24, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (d) Amendment No. 3, dated November 25, 2003, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 55 on Form N-1A, filed on February 13, 2004.

      - (e) Amendment No. 4, dated April 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.

      - (f) Amendment No. 5, dated September 14, 2004, to the Amended and Restated Master Distribution Plan (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (g) Amendment No. 6, dated October 15, 2004, to the Amended and Restated Master Distribution Plan (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (h) Amendment No. 7, dated April 29, 2005, to the Amended and Restated Master Distribution Plan (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (i) Amendment No. 8, dated July 18, 2005, to the Amended and Restated Master Distribution Plan (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (j) Amendment No. 9, dated October 25, 2005, to the Amended and Restated Master Distribution Plan (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

      - (k) Amendment No. 10, dated October 31, 2005, to the Amended and Restated Master Distribution Plan (Class R Shares) and A I M Distributors, Inc. incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

  (e) - (a) Amended and Restated Master Distribution Plan (Reimbursement) between Registrant (Investor Class Shares) and A I M Distributors, Inc., effective July 1, 2004 incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

      - (b) Amendment No. 1, dated October 15, 2004, to the Amended and Restated Master Distribution Plan (Reimbursement) between Registrant (Investor Class Shares) and A I M Distributors, Inc., effective July 1, 2004 incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

      - (c) Amendment No. 2, dated April 29, 2005, to the Amended and Restated Master Distribution Plan (Reimbursement) between Registrant (Investor Class Shares) and A I M Distributors, Inc., effective July 1, 2004 incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

      - (d) Amendment No. 3, dated July 18, 2005, to the Amended and Restated Master Distribution Plan (Reimbursement) between Registrant (Investor Class Shares) and A I M Distributors, Inc., effective July 1, 2004 incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

      - (e) Form of Amendment No 4, dated December 14, 2005, to the Amended and Restated Master Distribution Plan (Reimbursement) between Registrant (Investor Class Shares) and A I M Distributors, Inc., effective December 14, 2005 incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

  (f) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class A Shares) incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

  (g) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class C Shares) incorporated herein by reference to Registrant's PEA No. 54 on Form N-1A, filed on August 23, 2003.

  (h) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class R Shares) incorporated herein by reference to Registrant's PEA No. 54 on Form N-1A, filed on August 23, 2003.

  (i) - Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Reimbursement) (Investor Class Shares) incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

  (j) - Eighth Amended and Restated Multiple Class Plan of The AIM Family of Funds(R), effective December 12, 2001, as amended and restated March 4, 2002, as amended and restated October 31, 2002, as further amended and restated effective July 21, 2003, as further amended and restated effective August 18, 2003, as further amended and restated effective May 12, 2004, as further amended and restated effective February 25, 2005, as further amended and restated effective June 30, 2005 and as further amended and restated effective August 4, 2005 incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

11    -   Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll,
          LLP, as to the legality of the securities being registered is filed herewith electronically.

12    -   Opinion of Ballard Spahr Andrews & Ingersoll, LLP, supporting the tax matters and consequences to shareholders will be filed as part of a Post-Effective Amendment to a Registration Statement on Form N-1A.

13(a) - Transfer Agency and Service Agreement between Registrant and AIM Investment Services, Inc., dated July 1, 2004 incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

  (b) - (a) Amended and Restated Master Administrative Services Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (b) Amendment No. 1, dated December 2, 2004, to the Master Administrative Services Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (c) Amendment No. 2, dated April 29, 2005, to the Master Administrative Services Agreement, dated July 1, 2004, between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (d) Amendment No. 3 to the Master Administrative Services Agreement, dated October 31, 2005, between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

  (c) - (a) Memorandum of Agreement, dated October 29, 2003, between Registrant and A I M Advisors, Inc. regarding securities lending with respect to all Funds incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

      - (b) Memorandum of Agreement, dated May 5, 2005, between Registrant and A I M Advisors, Inc. with respect to AIM Basic Value Fund, AIM Global Equity Fund, AIM Mid Cap Core Equity Fund and AIM Small Cap Growth Fund incorporated herein by reference to Registrant's PEA No. 59 on Form N-1A, filed on August 11, 2005.

      - (c) Memorandum of Agreement, dated October 31, 2005, between Registrant and A I M Advisors, Inc. with respect to AIM Aggressive Allocation Fund, AIM Conservative Allocation Fund, AIM Global Equity Fund, AIM Income Allocation Fund, AIM International Allocation Fund, AIM Moderate Allocation Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund incorporated herein by reference to Registrant's PEA No. 62 on Form N-1A, filed on November 1, 2005.

  (d) - (a) Interfund Loan Agreement, dated September 18, 2001, between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 50 on Form N-1A, filed on December 28, 2001.

      - (b) Second Amended and Restated Interfund Loan Agreement, dated April 30, 2004, between Registrant and A I M Advisors, Inc. incorporated herein by reference to Registrant's PEA No. 57 on Form N-1A, filed on February 11, 2005.

  (e) - Expense Reimbursement Agreement, dated June 30, 2003, between Registrant and A I M Fund Services, Inc. (now known as AIM Investment Services, Inc.) incorporated herein by reference to Registrant's PEA No. 56 on Form N-1A, filed on April 30, 2004.


14    -   Consent of PricewaterhouseCoopers LLP is filed herewith.

15    -   Omitted Financial Statements - None.

16    -   Powers of attorney for Baker, Bayley, Bunch, Crockett, Dowden, Dunn,
          Fields, Frischling, Graham, Lewis, Mathai-Davis, Pennock, Quigley, Soll, Stickel and Williamson incorporated herein by reference to Registrant's PEA No. 61 on Form N-1A, filed on October 28, 2005.

17    -   Form of Proxy relating to the Special Meeting of Shareholders of AIM
          Small Company Growth Fund is filed herewith.

Item 17.  Undertakings

          (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

          (c) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 16th day of November, 2005.

                          REGISTRANT: AIM GROWTH SERIES

                                                 By: /s/ Robert H. Graham
                                                     ---------------------------
                                                     Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                            TITLE                     DATE
         ----------                            -----                     ----
/s/ Robert H. Graham                    Trustee & President           November 16, 2005
-------------------------            (Principal Executive Officer)
 (Robert H. Graham)

/s/ Bob R. Baker*                              Trustee                November 16, 2005
-------------------------
 (Bob R. Baker)

/s/ Frank S. Bayley*                           Trustee                November 16, 2005
-------------------------
 (Frank S. Bayley)

/s/ James T. Bunch*                            Trustee                November 16, 2005
-------------------------
 (James T. Bunch)

/s/ Bruce L. Crockett*                    Chair & Trustee             November 16, 2005
-------------------------
 (Bruce L. Crockett)

/s/ Albert R. Dowden*                          Trustee                November 16, 2005
-------------------------
 (Albert R. Dowden)

/s/ Edward K. Dunn, Jr.*                       Trustee                November 16, 2005
-------------------------
 (Edward K. Dunn, Jr.)

/s/ Jack M. Fields*                            Trustee                November 16, 2005
-------------------------
 (Jack M. Fields)

/s/ Carl Frischling*                           Trustee                November 16, 2005
-------------------------
 (Carl Frischling)

/s/ Gerald J. Lewis*                           Trustee                November 16, 2005
-------------------------
 (Gerald J. Lewis)

/s/ Prema Mathai-Davis*                        Trustee                November 16, 2005
-------------------------
 (Prema Mathai-Davis)

/s/ Lewis F. Pennock*                          Trustee                November 16, 2005
-------------------------
 (Lewis F. Pennock)

/s/ Ruth H. Quigley*                           Trustee                November 16, 2005
-------------------------
 (Ruth H. Quigley)

/s/ Larry Soll*                                Trustee                November 16, 2005
-------------------------
 (Larry Soll)

/s/ Raymond Stickel, Jr.*                      Trustee                November 16, 2005
-------------------------
 (Raymond Stickel, Jr.)

/s/ Mark H. Williamson*                       Trustee &               November 16, 2005
-------------------------               Executive Vice President
 (Mark H. Williamson)


/s/ Sidney M. Dilgren                  Vice President & Treasurer     November 16, 2005
-------------------------              (Principal Financial and
 (Sidney M. Dilgren)                      Accounting Officer)


*By /s/ Robert H. Graham
    ---------------------
    Robert H. Graham
    Attorney-in-Fact

* Robert H. Graham, pursuant to powers of attorney filed in Registrant's Post-Effective Amendment No. 61 on October 28, 2005.

                                      INDEX

Exhibit Number   Description
--------------   -----------
11               Opinion of Counsel and Consent of Ballard  Spahr Andrews &
                 Ingersoll, LLP as to the legality of the securities being registered

14               Consent of PricewaterhouseCoopers LLP

17               Form of Proxy